                                           RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                                               COMPANY,

                                                   RESIDENTIAL FUNDING COMPANY, LLC
                                                           MASTER SERVICER,

                                                                  AND

                                                    U.S. BANK NATIONAL ASSOCIATION,
                                                                TRUSTEE

                                                          SERIES SUPPLEMENT,
                                                      DATED AS OF MARCH 1, 2007,

                                                                  TO

                                                           STANDARD TERMS OF
                                                    POOLING AND SERVICING AGREEMENT

                                                     DATED AS OF NOVEMBER 1, 2006

                                                  MORTGAGE PASS-THROUGH CERTIFICATES

                                                            SERIES 2007-SA2

         Section 2.03          Representations, Warranties and Covenants of the Master Servicer and the Company.20
         Section 2.04          Representations and Warranties of Sellers........................................23
         Section 2.05          Execution and Authentication of Certificates/Issuance of Certificates............25
         Section 2.06          Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance

         Section 4.03          Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                               Reporting .......................................................................36
         Section 4.04          Distribution of Reports to the Trustee and the Company; Advances by the Master

         Section 6.02          Merger or Consolidation of the Company or Master Servicer; Assignment of Rights

EXHIBITS

Exhibit One:               Mortgage Loan Schedule for Loan Group I
Exhibit Two:               Mortgage Loan Schedule for Loan Group II
Exhibit Three:             Mortgage Loan Schedule for Loan Group III
Exhibit Four:              Mortgage Loan Schedule for Loan Group IV
Exhibit Five:              Mortgage Loan Schedule for Loan Group V
Exhibit Six:               Information to be Included in Monthly Distribution Date Statement
Exhibit Seven:             Standard Terms of Pooling and Servicing
                           Agreement dated as of November 1, 2006

         This is a Series  Supplement,  dated as of March 1, 2007 (the  "Series  Supplement"),  to the  Standard  Terms of Pooling  and
Servicing  Agreement,  dated as of November 1, 2006 and attached as Exhibit Seven hereto (the "Standard Terms" and,  together with this
Series Supplement,  the "Pooling and Servicing  Agreement" or "Agreement"),  among RESIDENTIAL  FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer
(together with its permitted successors and assigns, the "Master Servicer"),  and U.S. BANK NATIONAL ASSOCIATION,  as Trustee (together with its permitted successors and assigns, the "Trustee").

                                                         PRELIMINARY STATEMENT

         The Company intends to sell Mortgage Pass-Through Certificates (collectively,  the "Certificates"),  to be issued hereunder in multiple  classes,  which in the  aggregate  will  evidence the entire  beneficial  ownership  interest in the Trust Fund.  As provided herein,  the REMIC  Administrator  will make an election to treat the entire  segregated pool of assets  described in the definition of
REMIC I (as defined  herein),  and subject to this Agreement  (including the Mortgage Loans but excluding the Initial  Monthly  Payment
Fund),  as a real estate  mortgage  investment  conduit (a "REMIC") for federal income tax purposes and such  segregated pool of assets will be designated as "REMIC I." The  Uncertificated  REMIC I Regular  Interests  will be "regular  interests" in REMIC I and the Class
R-I  Certificates  will be the sole class of "residual  interests" in REMIC I for purposes of the REMIC Provisions (as defined herein).
A segregated pool of assets consisting of the  Uncertificated  REMIC I Regular Interests will be designated as "REMIC II" and the REMIC
Administrator will make a separate REMIC election with respect thereto. The Class I-A Certificates,  Class II-A-1  Certificates,  Class
II-A-2 Certificates,  Class II-A-3 Certificates,  Class III-A Certificates,  Class IV-A Certificates, Class V-A Certificates, Class M-1
Certificates,  Class  M-2  Certificates,  Class  M-3  Certificates,  Class  B-1  Certificates,  Class  B-2  Certificates  and Class B-3
Certificates,  will be "regular  interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual  interests"
therein for purposes of the REMIC Provisions.

         The terms and  provisions  of the  Standard  Terms are hereby  incorporated  by  reference  herein as though set forth in full herein.  If any term or  provision  contained  herein  shall  conflict  with or be  inconsistent  with any  provision  contained in the
Standard Terms, the terms and provisions of this Series Supplement shall govern.  Any  cross-reference  to a section of the Pooling and
Servicing Agreement,  to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section,  shall be a  cross-reference  to the related section of the Series  Supplement.  All capitalized terms not otherwise defined herein shall have the  meanings  set forth in the  Standard  Terms.  The Pooling  and  Servicing  Agreement  shall be dated as of the date of this Series
Supplement.

         The following  table  irrevocably  sets forth the  designation,  the  Uncertificated  REMIC I  Pass-Through  Rate, the initial
Uncertificated  Principal  Balance,  and for  purposes of  satisfying  Treasury  regulation  Section  1.860G-1(a)(4)(iii),  the "latest possible  maturity  date"  for each of the  Uncertificated  REMIC I  Regular  Interests.  None of the  Uncertificated  REMIC I  Regular
Interests will be certificated.

                                                                                INITIAL
                                                                            UNCERTIFICATED
                                                  UNCERTIFICATED REMIC   ---------------------          LATEST
                  DESIGNATION                     I PASS-THROUGH RATE      PRINCIPAL BALANCE     POSSIBLE MATURITY(1)
Uncertificated REMIC I Regular Interest I-A           Variable (2)          $        110.14         April 27, 2037
Uncertificated REMIC I Regular Interest I-B           Variable (2)          $      2,294.44         April 27, 2037
Uncertificated REMIC I Regular Interest II-A          Variable (2)          $      1,112.24         April 27, 2037
Uncertificated REMIC I Regular Interest II-B          Variable (2)          $     23,170.58         April 27, 2037
Uncertificated REMIC I Regular Interest III-A         Variable (2)          $        160.27         April 27, 2037
Uncertificated REMIC I Regular Interest III-B         Variable (2)          $      3,338.87         April 27, 2037
Uncertificated REMIC I Regular Interest IV-A          Variable (2)          $        326.63         April 27, 2037
Uncertificated REMIC I Regular Interest IV-B          Variable (2)          $      6,802.23         April 27, 2037
Uncertificated REMIC I Regular Interest V-A           Variable (2)          $        139.33         April 27, 2037
Uncertificated REMIC I Regular Interest V-B           Variable (2)          $      2,902.23         April 27, 2037
Uncertificated REMIC I Regular Interest ZZZ           Variable (2)          $385,041,886.04         April 27, 2037
Uncertificated REMIC I Regular Interest R-II          Variable (2)          $         50.00         April 27, 2037

_______________________
(1)  For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations,  the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest  maturity  date has been  designated as the "latest  possible  maturity  date" for each
     Uncertificated REMIC I Regular Interest.

(2)  Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein.

         The following table sets forth the designation,  type,  Pass-Through Rate,  aggregate Initial  Certificate  Principal Balance,
Maturity Date,  initial ratings and certain features for each Class of Certificates  comprising the interests in the Trust Fund created hereunder.

                                  AGGREGATE INITIAL
                    PASS-THROUGH     CERTIFICATE                                MATURITY            S&P/          MINIMUM
   DESIGNATION          RATE      PRINCIPAL BALANCE FEATURES(1)                   DATE            MOODY'S    DENOMINATIONS(2)
Class I-A          Variable          $21,843,000           Senior            April 27, 2037       AAA/Aaa      $      25,000
                   Rate(3)
Class II-A-1       Variable         $129,045,000           Senior            April 27, 2037       AAA/Aaa      $      25,000
                   Rate(3)
Class II-A-2       Variable          $86,538,400        Super Senior         April 27, 2037       AAA/Aaa      $      25,000
                   Rate(3)
Class II-A-3       Variable          $5,000,000     Super Senior Support     April 27, 2037       AAA/Aa1      $      25,000
                   Rate(3)
Class III-A        Variable          $31,786,000           Senior            April 27, 2037       AAA/Aaa      $      25,000
                   Rate(3)
Class IV-A         Variable          $64,756,000           Senior            April 27, 2037       AAA/Aaa      $      25,000
                   Rate(3)
Class V-A          Variable          $27,629,000           Senior            April 27, 2037       AAA/Aaa      $      25,000
                   Rate(3)
Class M-1          Variable          $6,739,800           Mezzanine          April 27, 2037        AA/Aa2      $      25,000
                   Rate(4)
Class M-2          Variable          $4,428,400           Mezzanine          April 27, 2037         A/A2       $     250,000
                   Rate(4)
Class M-3          Variable          $2,695,600           Mezzanine          April 27, 2037       BBB/Baa2     $     250,000
                   Rate(4)
Class R-I          Variable              $50           Senior/Residual       April 27, 2037        AAA/NA                20%
                   Rate(3)
Class R-II         Variable              $50           Senior/Residual       April 27, 2037        AAA/NA                20%
                   Rate(3)
Class B-1          Variable          $2,118,000          Subordinate         April 27, 2037        BB/NA       $     250,000
                   Rate(4)
Class B-2          Variable          $1,540,300          Subordinate         April 27, 2037         B/NA       $     250,000
                   Rate(4)
Class B-3          Variable           $962,743           Subordinate         April 27, 2037        NA/NA       $     250,000
                   Rate(4)

_________________

(1)  The Class I-A,  Class II-A-1,  Class  II-A-2,  Class II-A-3,  Class III-A,  Class IV-A,  Class V-A and Class M
     Certificates shall be Book-Entry Certificates.  The Class R and Class B Certificates shall be delivered to the holders thereof in physical form.

(2)  The Certificates  (other than the Class R Certificates)  shall be issuable in minimum dollar  denominations as indicated above (by Certificate  Principal Balance) and integral multiples of $1 (or $1,000 in the case of the
     Class B-1, Class B-2 and Class B-3  Certificates) in excess thereof,  except that one Certificate of the Class
     B-3 Certificates that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination  and an  integral  multiple  of $1,000.  The Class R  Certificates  shall be  issuable in minimum denominations of not less than a 20% Percentage Interest;  provided,  however, that one of each of the Class R
     Certificates  will be issuable to Residential  Funding as a "tax matters person"  pursuant to Section 10.01(c)
     and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

(3)  With respect to (i) the Class I-A and Class R  Certificates,  (ii) the Class II-A -1  Certificates,  the Class
     II-A-2 Certificates and the Class II-A-3 Certificates, (iii) the Class III-A Certificates, (iv) the Class IV-A
     Certificates and (v) the Class V-A  Certificates,  the Pass-Through Rate will be equal to the weighted average of the Net Mortgage Rates on the Group I Loans,  Group II Loans,  Group III Loans,  Group IV Loans and Group V
     Loans,  respectively.  The Initial  Pass-Through  Rate for the Class I-A,  Class II-A-1,  Class II-A-2,  Class
     II-A-3, Class III-A, Class IV-A, Class V-A and Class R Certificates will be equal to approximately  5.462209%,
     5.687955%, 5.687955%, 5.687955%, 6.535155%, 5.894734%, 5.860502% and 5.462209% per annum, respectively.

(4)  For any Distribution  Date, the Pass-Through Rate on the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2
     and Class B-3  Certificates  will be equal to the weighted  average of the Net WAC Rates on the Group I, Group
     II, Group III, Group IV Loans and Group V Loans, weighted in proportion to the related Subordinate  Component.
     The initial  Pass-Through  Rate on the Class M-1,  Class M-2,  Class M-3,  Class B-1,  Class B-2 and Class B-3
     Certificates will be equal to approximately, 5.797471% per annum.

(5)  The monthly  Distribution  Date statement  shall be available each month via the Trustee's  website,  which is presently located at http://www.usbank.com/mbs.  A Holder that requests a paper copy by calling the Trustee at
     1 (800) 934-6802 is entitled to have a paper copy mailed to it via first class mail.

         The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of
$385,082,343.

         In  consideration  of the mutual  agreements  herein  contained,  the Company,  the Master  Servicer and the Trustee  agree as follows:

ARTICLE I

                                                              DEFINITIONS

Section 1.01      Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accrued Certificate Interest:  With respect to each Distribution Date, as to any Class or Subclass of Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional
Amount, as applicable, thereof immediately prior to such Distribution Date.  Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.  In each case Accrued Certificate Interest on any Class of Certificates
will be reduced by the amount of:

         (i)      Prepayment  Interest  Shortfalls  on all  Mortgage  Loans in the related  Loan Group (to the extent not offset by the
                  Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii)     any other interest  shortfalls  not covered by the  subordination  provided by the Class M  Certificates  and Class B
                  Certificates,  including  interest that is not collectible from the Mortgagor  pursuant to the  Servicemembers  Civil
                  Relief Act, as amended,  or similar  legislation  or  regulations  as in effect from time to time,  all  allocated as described below.

The Group I Senior  Percentage  of these  reductions  with  respect to the Group I Loans,  will be  allocated  among the Holders of the
Group I Certificates,  in proportion to the amounts of Accrued Certificate  Interest that would have been payable to those Certificates from the Group I Loans on that  Distribution  Date absent such  reductions.  The Group II Senior  Percentage of these  reductions  with respect to the Group II Loans will be  allocated  among the  Holders of the Group II  Certificates,  in  proportion  to the  amounts of
Accrued  Certificate  Interest that would have been payable to those  Certificates  from the Group II Loans on that  Distribution  Date absent such  reductions.  The Group III Senior  Percentage of these  reductions with respect to the Group III Loans,  will be allocated among the Holders of the Group III  Certificates,  in  proportion to the amounts of Accrued  Certificate  Interest that would have been payable  to those  Certificates  from the  Group  III Loans on that  Distribution  Date  absent  such  reductions.  The Group IV Senior
Percentage of these  reductions with respect to the Group IV Loans,  will be allocated among the Holders of the Group IV  Certificates, in  proportion to the amounts of Accrued  Certificate  Interest  that would have been payable to those  Certificates  from the Group IV
Loans on that  Distribution  Date absent such reductions.  The Group V Senior  Percentage of these reductions with respect to the Group
V Loans,  will be  allocated  among the  Holders of the Group V  Certificates,  in  proportion  to the  amounts of Accrued  Certificate
Interest that would have been payable to those  Certificates  from the Group V Loans on that  Distribution Date absent such reductions.
The remainder of all such reductions  will be allocated  among the Holders of the Class M Certificates  and the Class B Certificates in
proportion to their respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date absent such reductions.  In addition  to that  portion  of the  reductions  described  in the  preceding  sentences  that  are  allocated  to any  Class of Class A
Certificates or any Class of Class B Certificates or any Class of Class M Certificates,  Accrued Certificate  Interest on such Class of
Class B  Certificates  or such Class of Class M  Certificates  will be reduced by the  interest  portion of  Realized  Losses  that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

         Adjustment  Date: As to each  Mortgage  Loan,  each date set forth in the related  Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Available  Distribution  Amount:  With  respect to each Loan Group,  the excess of (i) the sum of (a) the amount  described in the  definition of Available  Distribution  Amount in the Standard  Terms and (b) the amount  allocated to the  Available  Distribution
Amount for such Loan Group  pursuant to Section  4.02(d) over (ii) any amount  allocated to the  Available  Distribution  Amount of any other Loan Group pursuant to Section 4.02(d).

         Capitalization  Reimbursement  Amount:  As to any  Distribution  Date and each Loan Group, the amount of Advances or Servicing
Advances that were added to the Stated  Principal  Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section  3.10(a)(vii),  plus the Capitalization
Reimbursement  Shortfall  Amount  remaining  unreimbursed  from any prior  Distribution  Date and reimbursed to the Master  Servicer or
Subservicer on or prior to such Distribution Date, provided,  however,  that at no time can the Capitalization  Reimbursement Amount be more than five percent of the aggregate  Cut-Off Date Principal  Balance of the Mortgage  Loans in the related Loan Group,  unless such limit is increased from time to time with the consent of the Rating Agencies.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date and each Loan Group,  the amount,  if any, by which the amount of Advances  or  Servicing  Advances  that were added to the Stated  Principal  Balance of the  Mortgage  Loans in the
related Loan Group during the preceding  calendar  month exceeds the amount of principal  payments on those  Mortgage Loans included in the related Available Distribution Amount for that Distribution Date.

         Certificate:  Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

         Certificate  Account:  The  separate  account or accounts  created and  maintained  pursuant to Section  4.01 of the  Standard
Terms,  which shall be entitled  "U.S.  Bank National  Association,  as trustee,  in trust for the  registered  holders of  Residential
Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2007-SA2" and which must be an Eligible Account.

         Certificate  Group:  With  respect to (i) Loan Group I, the Class I-A  Certificates  and the Class R  Certificates,  (ii) Loan
Group II, the Class II-A-1 Certificates,  the Class II-A-2 Certificates,  and the Class II-A-3 Certificates,  (iii) Loan Group III, the
Class III-A Certificates, (iv) Loan Group IV, the Class IV-A Certificates and (v) Loan Group V, the Class V-A Certificates.

         Class A Certificate:  Any one of the Group I Certificates  (other than the Class R  Certificates),  the Group II Certificates, the Group III  Certificates,  the Group IV Certificates or the Group V Certificates,  executed by the Trustee and  authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class II-A Certificates:  The Class II-A-1 Certificates, the Class II-A-2 Certificates and the Class II-A-3 Certificates.

         Class R Certificate:  Any one of the Class R-I and Class R-II  Certificates  executed by the Trustee and  authenticated by the
Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
"residual interest" in the each REMIC for purposes of the REMIC Provisions.

         Closing Date:  March 29, 2007.

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this Agreement is located at U.S.
Bank National Association, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention: Structured Finance/RFMSI 2007-SA2.

         Custodial  File:  Any  mortgage  loan  document in the  Mortgage  File that is required to be  delivered to the Trustee or the
Custodian pursuant to Section 2.01(b) of this Agreement.

         Cut-off Date:  March 1, 2007.

         Determination Date:  With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

         Due Period:  With respect to each Distribution Date and any Mortgage Loan, the calendar month of such Distribution Date.

         Group I  Certificate:  Any one of the Class I-A  Certificates  and the  Class R  Certificates,  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit A and Exhibit D, each such  Certificate  (other than the Class R Certificates)  representing an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions, and representing an undivided interest in Loan Group I.

         Group I Loans:  The Mortgage Loans designated in Exhibit One.

         Group I Senior Interest Distribution Amount:  As defined in Section 4.02(a)(i)(W).

         Group I Senior  Percentage:  As of each Distribution Date, the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate  Certificate  Principal Balance of the Group I Certificates  immediately prior to such Distribution
Date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)
in Loan Group I immediately prior to such Distribution Date.

         Group I Senior Principal  Distribution  Amount:  As to any  Distribution  Date, the lesser of (a) the balance of the Available
Distribution  Amount  related to Loan Group I remaining  after the  distribution  therefrom of all amounts  required to be  distributed therefrom  pursuant to  Section 4.02(a)(i)(W)  of this Series  Supplement,  and (b) the sum of the amounts  required to be  distributed therefrom to the Group I Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvi).

         Group I Subordinate  Component:  On any date of  determination,  the excess of the aggregate Stated  Principal  Balance of the
Group I Loans as of such date over the aggregate Certificate Principal Balance of the Group I Certificates then outstanding.

         Group II  Certificate:  Any one of the  Class  II-A-1  Certificates,  the  Class  II-A-2  Certificates  and the  Class  II-A-3
Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit A, each such  Certificate  evidencing an interest  designated as a "regular  interest" in REMIC II for purposes of the
REMIC Provisions and representing an undivided interest in Loan Group II.

         Group II Loans:  The Mortgage Loans designated in Exhibit Two.

         Group II Senior Interest Distribution Amount:  As defined in Section 4.02(a)(i)(X).

         Group II Senior Percentage:  As of each Distribution Date, the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate Certificate  Principal Balance of the Group II Certificates  immediately prior to such Distribution
Date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)
in Loan Group II immediately prior to such Distribution Date.

         Group II Senior Principal  Distribution  Amount:  As to any Distribution  Date, the lesser of (a) the balance of the Available
Distribution  Amount  related to Loan Group II remaining  after the  distribution  therefrom of all amounts  required to be distributed therefrom  pursuant to  Section 4.02(a)(i)(X)  of this Series  Supplement,  and (b) the sum of the amounts  required to be  distributed therefrom to the Group II Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvi).

         Group II Subordinate  Component:  On any date of  determination,  the excess of the aggregate Stated Principal  Balance of the
Group II Loans as of such date over the aggregate Certificate Principal Balance of the Group II Certificates then outstanding.

         Group  III  Certificate:  Any  one  of the  Class  III-A  Certificates  executed  by  the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form  annexed to the Standard  Terms as Exhibit A, each such  Certificate  evidencing  an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and  representing an undivided  interest in Loan Group III.

         Group III Loans:  The Mortgage Loans designated in Exhibit Three.

         Group III Senior Interest Distribution Amount:  As defined in Section 4.02(a)(i)(Y).

         Group III Senior  Percentage:  As of each  Distribution  Date,  the lesser of 100% and a fraction,  expressed as a percentage, the  numerator  of which is the  aggregate  Certificate  Principal  Balance  of the Group III  Certificates  immediately  prior to such
Distribution  Date and the denominator of which is the aggregate Stated Principal  Balance of all of the Mortgage Loans (or related REO
Properties) in Loan Group III immediately prior to such Distribution Date.

         Group III Senior Principal  Distribution  Amount: As to any Distribution  Date, the lesser of (a) the balance of the Available
Distribution  Amount related to Loan Group III remaining  after the  distribution  therefrom of all amounts  required to be distributed therefrom  pursuant to  Section 4.02(a)(i)(Y)  of this Series  Supplement,  and (b) the sum of the amounts  required to be  distributed therefrom to the Group III Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvi).

         Group III Subordinate  Component:  On any date of  determination,  the excess of the aggregate Stated Principal Balance of the
Group III Loans as of such date over the aggregate Certificate Principal Balance of the Group III Certificates then outstanding.

         Group IV Certificate:  Any one of the Class IV-A  Certificates  executed by the Trustee and  authenticated  by the Certificate
Registrar  substantially  in the form  annexed to the  Standard  Terms as  Exhibit  A, each such  Certificate  evidencing  an  interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and  representing  an undivided  interest in Loan
Group IV.

         Group IV Loans:  The Mortgage Loans designated in Exhibit Four.

         Group IV Senior Interest Distribution Amount:  As defined in Section 4.02(a)(i)(Z).

         Group IV Senior Percentage:  As of each Distribution Date, the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate Certificate  Principal Balance of the Group IV Certificates  immediately prior to such Distribution
Date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)
in Loan Group IV immediately prior to such Distribution Date.

         Group IV Senior Principal  Distribution  Amount:  As to any Distribution  Date, the lesser of (a) the balance of the Available
Distribution  Amount  related to Loan Group IV remaining  after the  distribution  therefrom of all amounts  required to be distributed therefrom  pursuant to  Section 4.02(a)(i)(Z)  of this Series  Supplement,  and (b) the sum of the amounts  required to be  distributed therefrom to the Group IV Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvi).

         Group IV Subordinate  Component:  On any date of  determination,  the excess of the aggregate Stated Principal  Balance of the
Group IV Loans as of such date over the aggregate Certificate Principal Balance of the Group IV Certificates then outstanding.

         Group V  Certificate:  Any one of the Class V-A  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form  annexed to the  Standard  Terms as  Exhibit  A, each such  Certificate  evidencing  an  interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and  representing  an undivided  interest in Loan
Group V.

         Group V Loans:  The Mortgage Loans designated in Exhibit Five.

         Group V Senior Interest Distribution Amount:  As defined in Section 4.02(a)(i)(AA).

         Group V Senior  Percentage:  As of each Distribution Date, the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate  Certificate  Principal Balance of the Group V Certificates  immediately prior to such Distribution
Date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)
in Loan Group V immediately prior to such Distribution Date.

         Group V Senior Principal  Distribution  Amount:  As to any  Distribution  Date, the lesser of (a) the balance of the Available
Distribution  Amount  related to Loan Group V remaining  after the  distribution  therefrom of all amounts  required to be  distributed therefrom  pursuant to  Section 4.02(a)(i)(AA)  of this Series  Supplement,  and (b) the sum of the amounts  required to be distributed therefrom to the Group V Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvi).

         Group V Subordinate  Component:  On any date of  determination,  the excess of the aggregate Stated  Principal  Balance of the
Group V Loans as of such date over the aggregate Certificate Principal Balance of the Group V Certificates then outstanding.

         Index:  With respect to any Mortgage Loan and as to any Adjustment  Date therefor,  the related index as stated in the related
Mortgage Note.

         Indirect  Depository  Participant:  An  institution  that is not a Depository  Participant  but clears  through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

         Initial  Monthly Payment Fund:  $0.00  representing  scheduled  principal  amortization  and interest at the Net Mortgage Rate during the month of March 2007,  for those  Mortgage  Loans for which the  Trustee  will not be  entitled  to receive  such  payment in accordance with the definition of "Trust Fund."  The Initial Monthly Payment Fund will not be part of any REMIC.

         Initial Rate Cap: With respect to each Mortgage Loan and the initial  Adjustment  Date,  the rate cap that limits the increase or the decrease of the related Mortgage Rate on the initial Adjustment Date pursuant to the terms of the related Mortgage Note.

         Initial  Subordinate Class  Percentage:  With respect to each Class of Subordinate  Certificates,  an amount which is equal to the  initial  aggregate  Certificate  Principal  Balance of such Class of  Subordinate  Certificates  divided by the  aggregate  Stated
Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  1.75%                             Class B-1:  0.55%
        Class M-2:  1.15%                             Class B-2:  0.40%
        Class M-3:  0.70%                             Class B-3:  0.25%

         Interest Accrual Period:  With respect to any  Certificates and any Distribution  Date, the calendar month preceding the month in which such Distribution Date occurs.

         Loan Group:  Loan Group I, Loan Group II, Loan Group III, Loan Group IV or Loan Group V.

         Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

         Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

         Loan Group III:  The group of Mortgage Loans comprised of the Group III Loans.

         Loan Group IV:  The group of Mortgage Loans comprised of the Group IV Loans.

         Loan Group V:  The group of Mortgage Loans comprised of the Group V Loans.

         Maturity Date: With respect to each Class of  Certificates,  April 27, 2037, the  Distribution  Date in the month  immediately following the latest scheduled maturity date of any Mortgage Loan.

         Maximum Mortgage Rate: As to any Mortgage Loan, the rate indicated in Exhibit One,  Exhibit Two,  Exhibit Three,  Exhibit Four
or Exhibit Five, as applicable,  hereto as the "NOTE CEILING,"  which rate is the maximum  interest rate that may be applicable to such
Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum  Net  Mortgage  Rate:  As to any  Mortgage  Loan and any date of  determination,  the Maximum  Mortgage  Rate for such
Mortgage Loan minus the per annum rate at which the Servicing Fee is calculated.

         Minimum  Mortgage  Rate: As to any Mortgage  Loan, the greater of (i) the Note Margin for such Mortgage Loan and (ii) the rate indicated in Exhibit One,  Exhibit Two,  Exhibit  Three,  Exhibit Four or Exhibit Five, as  applicable,  hereto as the "NOTE FLOOR" for such Mortgage Loan, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans  originally so held being  identified in the initial
Mortgage Loan Schedule,  including,  without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security
Agreement,  Assignment  of  Proprietary  Lease,  Cooperative  Stock  Certificate,  Cooperative  Lease and Mortgage  File and all rights appertaining  thereto and (ii) with respect to each Mortgage Loan other than a Cooperative  Loan, each related Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans attached  hereto as Exhibit One (with respect to the Group I
Loans),  Exhibit  Two (with  respect to the Group II Loans),  Exhibit  Three (with  respect to the Group III  Loans),  Exhibit IV (with respect to the Group IV Loans) or Exhibit V (with  respect to the Group V Loans) (as amended  from time to time to reflect the addition of Qualified  Substitute  Mortgage  Loans),  which list or lists shall set forth the following  information as to each Mortgage Loan in the related Loan Group:

         (a)      the Mortgage Loan identifying number ("RFC LOAN #");
         (b)      the maturity of the Mortgage Note ("MATURITY DATE");
         (c)      the Mortgage Rate ("ORIG RATE");
         (d)      the Subservicer pass-through rate ("CURR NET");
         (e)      the Net Mortgage Rate ("NET MTG RT");
         (f)      [RESERVED];
         (g)      the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");
         (h)      the Cut-off Date Principal Balance ("PRINCIPAL BAL");
         (i)      the Loan-to-Value Ratio at origination ("LTV");
         (j)      the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV
                  FEE");
         (k)      a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence;
         (l)      a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a  non-owner  occupied residence;
         (m)      whether such Mortgage Loan constitutes a Group I Loan, Group II Loan, Group III Loan, Group IV Loan or Group V Loan;
         (n)      the Maximum Mortgage Rate ("NOTE CEILING");
         (o)      the maximum Adjusted Mortgage Rate ("NET CEILING");
         (p)      the Note Margin for the ("NOTE MARGIN");
         (q)      the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT"); and
         (r)      the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR").

Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage  Rate: As to any Mortgage Loan, the interest rate borne by the related  Mortgage  Note, or any  modification  thereto other than a Servicing  Modification.  The Mortgage  Rate on the Mortgage  Loans will adjust on each  Adjustment  Date to equal the sum
(rounded to the nearest  multiple of  one-eighth  of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are indicated by a "U" on Exhibit One,  Exhibit Two,  Exhibit  Three,  Exhibit Four or Exhibit Five, as applicable,  hereto,  except in the case of the  Mortgage  Loans  indicated by an "X" on Exhibit  One,  Exhibit  Two,  Exhibit  Three,  Exhibit  Four or Exhibit  Five,  as
applicable,  hereto  under the  heading  "NOTE  METHOD"),  of the  related  Index  plus the Note  Margin,  in each case  subject to the applicable Initial Rate Cap, Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Net Mortgage  Rate: As to each Mortgage  Loan, a per annum rate of interest  equal to the Adjusted  Mortgage Rate less the per annum rate at which the Servicing Fee is  calculated;  provided  that,  (i) the Net Mortgage Rate becoming  effective on any Adjustment
Date shall not be greater or less than the Net Mortgage Rate  immediately  prior to such Adjustment Date plus or minus the Initial Rate
Cap or Periodic Cap  applicable  to such  Mortgage  Loan and (ii) the Net Mortgage  Rate for any Mortgage  Loan shall not exceed a rate equal to the Maximum Net Mortgage Rate for such Mortgage Loan.

         Net WAC Rate:  With respect to any  Distribution  Date and each Loan Group, a per annum rate equal to the weighted  average of the Net Mortgage Rates of the related  Mortgage Loans weighted on the basis of the  respective  Stated  Principal  Balance of each such
Mortgage Loan as of the beginning of the related Due Period,  using the Net Mortgage Rates in effect for the scheduled  payments due on those Mortgage Loans during such Due Period.

         Note Margin:  As to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated in Exhibit
One,  Exhibit Two, Exhibit Three,  Exhibit Four or Exhibit Five, as applicable,  hereto as the "NOTE MARGIN," which percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the
Initial Rate Cap, the Periodic  Cap, the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such
Mortgage Loan until the next Adjustment Date.

         Pass-Through  Rate: With respect to the Class I-A Certificates  and the Class R Certificates,  the Net WAC Rate of the Group I
Loans.  For federal income tax purposes,  however,  the Class I-A  Certificates  and the Class R  Certificates  will bear interest at a rate equal to the weighted average of the  Uncertificated  REMIC I Pass-Through  Rate on  Uncertificated  REMIC I Regular Interest I-B,
and the  weighted  average  of the  Uncertificated  REMIC I  Pass-Through  Rate  on  Uncertificated  REMIC  I  Regular  Interest  R-II,
respectively,  in each case  weighted  on the basis of the  Uncertificated  Principal  Balance of the  related  Uncertificated  REMIC I
Regular Interest  immediately  preceding the related  Distribution  Date. The  Pass-Through  Rate on the Class I-A Certificates and the
Class R  Certificates  with respect to the first  Interest  Accrual Period is expected to be  approximately  5.462209% per annum.  With respect to the Class II-A-1,  Class II-A-2 and Class II-A-3  Certificates,  the Net WAC Rate of the Group II Loans.  For federal income tax purposes,  however,  each of the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates will bear interest at a rate equal to the weighted  average of the  Uncertificated  REMIC I Pass-Through  Rate on  Uncertificated  REMIC I Regular  Interest II-B weighted on the basis of the  Uncertificated  Principal  Balance of the related  Uncertificated  REMIC I Regular  Interest  immediately  preceding  the related  Distribution Date. The Pass-Through Rate on the Class II-A-1,  Class II-A-2 and Class II-A-3  Certificates with respect to the first Interest Accrual Period is expected to be approximately  5.687955% per annum. With respect to the Class III-A  Certificates,  the
Net WAC Rate of the Group III Loans. For federal income tax purposes,  however,  the Class III-A  Certificates  will bear interest at a rate equal to the weighted average of the  Uncertificated  REMIC I Pass-Through Rate on Uncertificated  REMIC I Regular Interest III-B,
weighted on the basis of the Uncertificated  Principal Balance of such Uncertificated  REMIC I Regular Interest  immediately  preceding the related  Distribution  Date. The  Pass-Through  Rate on the Class III-A  Certificates  with respect to the first  Interest  Accrual
Period is expected to be  approximately  6.535155%  per annum.  With  respect to the Class IV-A  Certificates,  the Net WAC Rate of the
Group IV Loans.  For federal  income tax  purposes,  however,  the Class IV-A  Certificates  will bear  interest at a rate equal to the weighted average of the  Uncertificated  REMIC I Pass-Through  Rate on  Uncertificated  REMIC I Regular Interest IV-B,  weighted on the basis of the  Uncertificated  Principal  Balance of such  Uncertificated  REMIC I Regular  Interest  immediately  preceding the related
Distribution  Date.  The  Pass-Through  Rate on the Class IV-A  Certificates  with  respect  to the first  Interest  Accrual  Period is expected  to be  approximately  5.894734%  per  annum.  With  respect  to the Class V-A  Certificates,  the Net WAC Rate of the Group V
Loans.  For federal  income tax  purposes,  however,  the Class V-A  Certificates  will bear  interest at a rate equal to the  weighted average of the  Uncertificated  REMIC I Pass-Through Rate on Uncertificated  REMIC I Regular Interest V-B, weighted on the basis of the
Uncertificated  Principal  Balance of such  Uncertificated  REMIC I Regular  Interest  immediately  preceding the related  Distribution
Date.  The  Pass-Through  Rate on the Class V-A  Certificates  with  respect to the first  Interest  Accrual  Period is  expected to be approximately  5.860502% per annum.  With respect to the Class M Certificates  and Class B  Certificates,  the weighted  average of the
Net WAC Rates for the Group I Loans, Group II Loans,  Group III Loans,  Group IV Loans and Group V Loans,  weighted on the basis of the
Group I Subordinate  Component,  Group II Subordinate Component,  Group III Subordinate  Component,  Group IV Subordinate Component and
Group V Subordinate  Component,  respectively.  This  determination  will be made as of the related  Distribution  Date prior to giving effect  to any  distributions  on the  Certificates  on that  date.  The  Pass-Through  Rate on the  Class M  Certificates  and Class B
Certificates  with respect to the first  Interest  Accrual  Period is expected to be  approximately  5.797471%  per annum.  For federal income tax purposes,  however,  the Class M Certificates  and Class B  Certificates  will bear interest at a rate equal to the weighted average of the  Uncertificated  REMIC I Pass-Through  Rates on Uncertificated  REMIC I Regular Interests I-A, II-A, III-A, IV-A and V-A
weighted  on the basis of the  Uncertificated  Principal  Balance  of each such  Uncertificated  REMIC I Regular  Interest  immediately preceding the related Distribution Date.

         Periodic  Cap:  With respect to each  Mortgage  Loan,  the  periodic  rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment Date (other than the initial  Adjustment  Date) pursuant to the terms of the related  Mortgage
Note.

         Prepayment  Assumption:  With respect to the Mortgage  Loans,  a prepayment  assumption of 25% CPR, used for  determining  the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes.

         Prepayment  Distribution  Percentage:  With respect to any  Distribution  Date and each Class of Subordinate  Certificates for each Loan Group, under the applicable circumstances set forth below, the respective percentages set forth below:

                  (i)      For any  Distribution  Date prior to the Distribution  Date in April 2014 (unless the Certificate  Principal
         Balances of the related Senior Certificates have been reduced to zero), 0%.

                  (ii)     For any  Distribution  Date for which clause (i) above does not apply, and on which any Class of Subordinate
         Certificates is outstanding with a Certificate Principal Balance greater than zero:

                           (a)      in the case of the Class of Subordinate  Certificates  then  outstanding  with the Highest Priority and each other Class of  Subordinate  Certificates  for which the related  Prepayment  Distribution  Trigger has been satisfied,  a fraction,  expressed as a percentage,  the numerator of which is the Certificate  Principal  Balance of such  Class  immediately  prior to such date and the  denominator  of which is the sum of the  Certificate  Principal
                  Balances  immediately  prior to such date of (1) the Class of  Subordinate  Certificates  then  outstanding  with the
                  Highest  Priority  and (2) all  other  Classes  of  Subordinate  Certificates  for which  the  respective  Prepayment
                  Distribution Triggers have been satisfied; and

                           (b)      in the case of each other Class of Subordinate  Certificates for which the Prepayment  Distribution
                  Triggers have not been satisfied, 0%.

                  (iii)    Notwithstanding the foregoing,  if the application of the foregoing  percentages on any Distribution Date as provided  in  Section  4.02 of this  Series  Supplement  (determined  without  regard  to the  proviso  to the  definition  of
         "Subordinate  Principal  Distribution  Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate  Certificates in an amount greater than the remaining  Certificate Principal Balance thereof (any such class, a
         "Maturing  Class"),  then:  (a) the  Prepayment  Distribution  Percentage of each  Maturing  Class shall be reduced to a level that, when applied as described above,  would exactly reduce the Certificate  Principal Balance of such Class to zero; (b) the
         Prepayment  Distribution  Percentage of each other Class of Subordinate  Certificates (any such Class, a "Non-Maturing Class")
         shall be recalculated in accordance  with the provisions in paragraph (ii) above, as if the Certificate  Principal  Balance of each Maturing Class had been reduced to zero (such percentage as recalculated,  the "Recalculated Percentage");  (c) the total amount of the reductions in the Prepayment  Distribution  Percentages of the Maturing Class or Classes  pursuant to clause (a)
         of this sentence,  expressed as an aggregate  percentage,  shall be allocated among the Non-Maturing  Classes in proportion to their respective  Recalculated  Percentages (the portion of such aggregate  reduction so allocated to any Non-Maturing  Class, the "Adjustment  Percentage");  and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each
         Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution  Percentage thereof,  calculated in accordance with the  provisions in paragraph  (ii) above as if the  Certificate  Principal  Balance of each  Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential  Funding or the  Company  for a Deleted
Mortgage Loan which must, on the date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, with a copy to the Custodian,

         (i)      have an outstanding  principal  balance,  after deduction of the principal  portion of the monthly payment due in the month of substitution  (or in the case of a substitution of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate outstanding principal balance,  after such deduction),  not in excess of the Stated Principal Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by  Residential  Funding in the  Custodial
                  Account in the month of substitution);

         (ii)     have a Mortgage  Rate and a Net  Mortgage  Rate no lower than and not more than 1% per annum higher than the Mortgage
                  Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

         (iii)    have a Loan-to-Value  Ratio at the time of substitution no higher than that of the Deleted  Mortgage Loan at the time of substitution;

         (iv)     have a remaining term to stated  maturity not greater than (and not more than one year less than) that of the Deleted
                  Mortgage Loan;

         (v)      have a Mortgage  Rate that  adjusts  with the same  frequency  and based  upon the same Index as that of the  Deleted
                  Mortgage Loan;

         (vi)     have a Note Margin not less than that of the Deleted Mortgage Loan;

         (vii)    have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan;

         (viii)   have an Initial Rate Cap that is not less than that of the Deleted Mortgage Loan;

         (ix)     have a next Adjustment Date no later than that of the Deleted Mortgage Loan;

         (x)      have a Maximum Rate no less than that of the Deleted Mortgage Loan;

         (xi)     have a Minimum Rate no less than that of the Deleted Mortgage Loan; and

         (xii)    comply  with each  representation  and  warranty  set forth in  Sections  2.03 and 2.04  hereof and  Section 4 of the
                  Assignment Agreement.

         Record  Date:  With  respect to each  Distribution  Date and each Class of  Certificates,  the close of  business  on the last business day of the month next preceding the month in which the related Distribution Date occurs.

         Related Class: As to any Uncertificated  REMIC I Regular Interest,  that class or those classes of Certificates  identified as
"Related Class(es) of Certificates" to such  Uncertificated  REMIC I Regular Interest in the Preliminary  Statement hereto with respect to REMIC I.

         REMIC I: The segregated  pool of assets  related to this Series,  with respect to which a REMIC election is to be made (except as provided below) pursuant to this Agreement, consisting of:

         (i)      the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

         (ii)     all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date (other than Monthly
                  Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial  Account or in the Certificate
                  Account and  identified as belonging to the Trust Fund, but not including  amounts on deposit in the Initial  Monthly
                  Payment Fund,

         (iii)    property  that  secured a Mortgage  Loan and that has been  acquired  for the  benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure,

         (iv)     the hazard insurance policies and Primary Insurance Policies, if any, and

         (v)      all proceeds of clauses (i) through (iv) above.

         Notwithstanding  the foregoing,  the REMIC election with respect to REMIC I specifically  excludes the Initial Monthly Payment
Fund.

         REMIC I Certificates:  The Class R-I Certificates.

         REMIC I Subordinate  Balance  Ratio:  The ratio among the  principal  balances of each of the  Uncertificated  REMIC I Regular
Interests  ending  with the  designation  "A,"  equal to the ratio  among:  (1) the  Group I  Subordinate  Component,  (2) the Group II
Subordinate  Component,  (3) the  Group  III  Subordinate  Component,  (4) the  Group  IV  Subordinate  Component  and (5) the  Group V
Subordinate Component.

         REMIC II: The segregated pool of assets consisting of the  Uncertificated  REMIC I Regular Interests  conveyed in trust to the
Trustee for the benefit of the holders of the  Certificates  (other than the Class R-I  Certificates)  pursuant to Section 10.04,  with respect to which a separate  REMIC  election is to be made.  The REMIC  election  with  respect to REMIC II  specifically  excludes the
Initial Monthly Payment Fund.

         REMIC II Certificates:  Any of the Class I-A, Class II-A-1,  Class II-A-2,  Class II-A-3,  Class III-A, Class IV-A, Class V-A,
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates.

         Senior  Accelerated  Distribution  Percentage:  With  respect  to any  Distribution  Date  occurring  on or  prior to the 84th
Distribution  Date and,  with respect to any Loan Group,  100%.  With respect to any  Distribution  Date  thereafter  and any such Loan
Group, as follows:

         (i)      for any  Distribution  Date  after the 84th  Distribution  Date but on or prior to the 96th  Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 70% of the  related  Subordinate  Percentage  for such
                  Distribution Date;

         (ii)     for any  Distribution  Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 60% of the  related  Subordinate  Percentage  for such
                  Distribution Date;

         (iii)    for any  Distribution  Date after the 108th  Distribution  Date but on or prior to the 120th  Distribution  Date, the related  Senior  Percentage  for such  Distribution  Date plus 40% of the  related  Subordinate  Percentage  for such
                  Distribution Date;

         (iv)     for any  Distribution  Date after the 120th  Distribution  Date but on or prior to the 132nd  Distribution  Date, the related  Senior  Percentage  for such  Distribution  Date plus 20% of the  related  Subordinate  Percentage  for such
                  Distribution Date; and

         (v)      for any Distribution Date thereafter, the Senior Percentage for such Distribution Date.

         Any scheduled reduction, as described in the preceding paragraph, shall not be made as of any Distribution Date unless:

                  (a)      the outstanding  principal balance of the Mortgage Loans in all five Loan Groups delinquent 60 days or more, including  Mortgage  Loans in  foreclosure  and REO,  averaged  over the last six months,  as a  percentage  of the  aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% and

                  (b)      Realized  Losses on the  Mortgage  Loans in all five  Loan  Groups to date for such  Distribution  Date,  if occurring  during the eighth,  ninth,  tenth,  eleventh or twelfth year, or any year  thereafter,  after the Closing Date, are less  than  30%,  35%,  40%,  45% or 50%,  respectively,  of the sum of the  Initial  Certificate  Principal  Balances  of the
         Subordinate Certificates.

         Notwithstanding  the foregoing,  if (a) the weighted average of the Subordinate  Percentages for all five Loan Groups is equal to or in excess of twice the initial  weighted  average of the Subordinate  Percentages  for all five Loan Groups,  (b) the outstanding principal  balance of the Mortgage  Loans in all five Loan Groups  delinquent 60 days or more  averaged over the last six months,  as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate  Certificates,  does not exceed 50% and (c)(i)
prior to the Distribution  Date in April 2010,  cumulative  Realized Losses on the Mortgage Loans in all five Loan Groups do not exceed
20% of the sum of the  initial  Certificate  Principal  Balances  of the  Subordinate  Certificates,  and (ii)  thereafter,  cumulative
Realized  Losses on the  Mortgage  Loans in all five Loan  Groups do not exceed  30% of the sum of the  initial  Certificate  Principal
Balances of the Subordinate  Certificates,  then (A) on any Distribution Date prior to the Distribution Date in April 2010, each Senior
Accelerated  Distribution  Percentage for such  Distribution  Date will equal the related Senior  Percentage for that Distribution Date plus  50% of the  related  Subordinate  Percentage  for such  Distribution  Date,  and (B) on any  Distribution  Date on or  after  the
Distribution  Date in April 2010, each Senior  Accelerated  Distribution  Percentage for that  Distribution Date will equal the related
Senior Percentage for that Distribution Date.

         Notwithstanding  the  foregoing,  on any  Distribution  Date on which  the  weighted  average  of the  initial  Group I Senior
Percentage,  Group II Senior  Percentage,  Group  III  Senior  Percentage,  Group IV Senior  Percentage  and Group V Senior  Percentage
weighted on the basis of the Stated  Principal  Balances of the Mortgage Loans in the related Loan Group,  exceeds the weighted average of the initial Group I Senior  Percentage,  Group II Senior  Percentage,  Group III Senior  Percentage,  Group IV Senior Percentage and
Group V Senior Percentage  (calculated on such basis),  each of the Senior Accelerated  Distribution  Percentages for such Distribution
Date will equal 100%.

         Notwithstanding  the foregoing,  upon reduction of the Certificate  Principal  Balances of the related Senior  Certificates to zero, the related Senior Accelerated Distribution Percentage will equal 0%.

         Senior  Certificate:  Any one of the Class A Certificates or Class R Certificates,  executed by the Trustee and  authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

         Senior  Percentage:  The Group I Senior  Percentage  with respect to Loan Group I, Group II Senior  Percentage with respect to
Loan Group II, Group III Senior  Percentage  with respect to Loan Group III, Group IV Senior  Percentage  with respect to Loan Group IV and Group V Senior Percentage with respect to Loan Group V.

         Senior  Principal  Distribution  Amount:  The  Group I  Senior  Principal  Distribution  Amount,  Group  II  Senior  Principal
Distribution  Amount, Group III Senior Principal  Distribution Amount, Group IV Senior Principal  Distribution Amount or Group V Senior
Principal Distribution Amount.

         Subordinate  Component:  The Group I Subordinate Component,  Group II Subordinate Component,  Group III Subordinate Component,
Group IV Subordinate Component or Group V Subordinate Component, as applicable.

         Subordinate  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date and  Loan  Group  and  each  Class of
Subordinate  Certificates,  (a) the sum of (i) the  product of (x) the  Class's  pro rata  share,  based on the  Certificate  Principal
Balance of each such Class then outstanding,  and (y) the aggregate of the amounts  calculated for such Distribution Date under clauses
(1), (2) and (3) of Section  4.02(a)(ii)(A) of this Series Supplement  (without giving effect to the related Senior  Percentage) to the extent not payable to the related Senior  Certificates;  (ii) such Class's pro rata share,  based on the Certificate  Principal Balance of each Class of Subordinate  Certificates then outstanding,  of the principal  collections described in  Section 4.02(a)(ii)(B)(b)  of this  Series  Supplement  (without  giving  effect to the  related  Senior  Accelerated  Distribution  Percentage)  to the extent  such collections  are not  otherwise  distributed  to the related  Senior  Certificates;  (iii) the  product of (x) the  related  Prepayment
Distribution  Percentage  and (y) the aggregate of all Principal  Prepayments  in Full  received in the related  Prepayment  Period and
Curtailments  received  in the  preceding  calendar  month to the extent not payable to the Senior  Certificates;  and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous  Distribution  Date,  that remain  undistributed  to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate  Certificates;  minus (b)
the related  Capitalization  Reimbursement Amount for such Distribution Date,  multiplied by a fraction,  the numerator of which is the
Subordinate  Principal  Distribution Amount for such Class of Subordinate  Certificates,  without giving effect to this clause (b), and the  denominator of which is the sum of the principal  distribution  amounts for all related  Classes of Class A  Certificates  and the related Subordinate Component, without giving effect to any reductions for the Capitalization Reimbursement Amount.

         Trust Fund:  REMIC I, REMIC II and the Initial Monthly Payment Fund.

         Uncertificated  Accrued Interest:  With respect to each Uncertificated  REMIC I Regular Interest on each Distribution Date, an amount equal to one month's interest at the related  Uncertificated  REMIC I Pass-Through Rate on the Uncertificated  Principal Balance
of such  Uncertificated  REMIC I Regular  Interest.  Uncertificated  Accrued Interest on the  Uncertificated  REMIC I Regular Interests
will be reduced by any Prepayment Interest Shortfalls and Relief Act Interest  Shortfalls,  allocated among such Uncertificated REMIC I
Regular Interests, pro rata.

         Uncertificated  Principal Balance:  The principal amount of any Uncertificated  REMIC I Regular Interest outstanding as of any date of determination.  The Uncertificated  Principal Balance of each  Uncertificated  REMIC I Regular Interest shall be reduced by all distributions  of  principal  made on, and  allocation  of Realized  Losses to, such  Uncertificated  REMIC I Regular  Interest on such
Distribution  Date. The  Uncertificated  Principal  Balance of each  Uncertificated  REMIC I Regular  Interest shall never be less than zero.

         Uncertificated  REMIC I Regular Interests:  The Uncertificated  partial undivided  beneficial  ownership interests in REMIC I, designated as Uncertificated  REMIC I Regular Interests I-A, I-B, II-A, II-B,  III-A,  III-B,  IV-A, IV-B, V-A, V-B, ZZZ and R-II, each having an  Uncertificated  Principal  Balance as specified  herein and bearing  interest at a rate equal to the related  Uncertificated
REMIC I  Pass-Through Rate.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to each of the  Uncertificated  REMIC I Regular  Interests I-A, II-A,
III-A,  IV-A,  V-A and ZZZ,  the  weighted  average of the Net  Mortgage  Rates of the  Mortgage  Loans,  weighted  on the basis of the respective  Stated  Principal  Balances of each such  Mortgage  Loan as of the  beginning of the Due Period  immediately  preceding the related  Distribution  Date.  With respect to  Uncertificated  REMIC I Regular  Interests I-B and R-II, the Net WAC Rate of the Group I
Loans.  With  respect  to  Uncertificated  REMIC I Regular  Interest  II-B,  the Net WAC Rate of the Group II Loans.  With  respect  to
Uncertificated  REMIC I Regular  Interest  III-B,  the Net WAC Rate of the Group III  Loans.  With  respect to  Uncertificated  REMIC I
Regular  Interest IV-B, the Net WAC Rate of the Group IV Loans.  With respect to  Uncertificated  REMIC I Regular Interest V-B, the Net
WAC Rate of the Group V Loans.

         Uncertificated  REMIC I Regular Interest  Distribution  Amount:  With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests for such Distribution Date pursuant to Section 10.04(a).

         Undercollateralized  Amount:  With  respect any  Certificate  Group and  Distribution  Date,  the excess of (i) the  aggregate
Certificate  Principal Balance of such Certificate Group over (ii) the  aggregate Stated Principal Balance of the Mortgage Loans in the
related Loan Group, in each case calculated on such  Distribution  Date after giving effect to  distributions to be made thereon (other than amounts to be distributed pursuant to Section 4.02(d) on such Distribution Date).

         Undercollateralized  Certificate  Group:  With  respect  any  Distribution  Date,  a  Certificate  Group for which the related
Undercollateralized Amount exceeds zero.

         Underwriter:  Residential Funding Securities, LLC.

Section 1.02      Use of Words and Phrases.

         "Herein," "hereby," "hereunder," "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and
Servicing  Agreement as a whole. All references  herein to Articles,  Sections or Subsections  shall mean the  corresponding  Articles,
Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural.

ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01      Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard Terms)

Section 2.02      Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.
(b)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date
(or, if otherwise specified below, as of the date so specified):

(i)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal  and interest as of the Cut-off Date and no Mortgage
         Loan has been so Delinquent in the 12-month period prior to the Cut-off Date;

(ii)     The  information  set forth in Exhibits  One,  Two,  Three,  Four and Five hereto with  respect to each  Mortgage  Loan or the
         Mortgage  Loans,  as the case may be,  in Loan  Group I,  Loan  Group II,  Loan  Group III,  Loan  Group IV and Loan  Group V,
         respectively,  is true and  correct  in all  material  respects  at the date or dates  respecting  which such  information  is furnished;

(iii)    The Mortgage Loans are fully-amortizing  (subject to interest only periods, if applicable),  hybrid  adjustable-rate  mortgage loans with level Monthly  Payments due, with respect to a majority of the Mortgage  Loans,  on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv)     To the best of the Company's  knowledge,  if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value  Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary  Insurance  Policy that insures that (a) at least
         30% of the Stated  Principal  Balance of the Mortgage Loan at  origination  if the  Loan-to-Value  Ratio is between 95.00% and
         90.01%,  (b) at least 25% of such balance if the  Loan-to-Value  Ratio is between  90.00% and 85.01%,  and (c) at least 12% of such balance if the  Loan-to-Value  Ratio is between  85.00% and 80.01%.  To the best of the  Company's  knowledge,  each such
         Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance companies whose claims-paying  abilities are currently  acceptable to each Rating Agency;

(vi)     Approximately  40.8%,  43.0%, 43.2%, 46.1% and 41.5% of the Group I Loans, Group II Loans, Group III Loans, Group IV Loans and
         Group V Loans,  respectively,  are located in California.  Approximately  16.6% of the cut-off date  principal  balance of the
         Group I loans are located in Arizona and  approximately  10.1% of the cut-off date principal  balance of the Group V loans are located in Georgia;

(vii)    The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program
         Guide,  including  flood  insurance if required  under the National  Flood  Insurance  Act of 1968,  as amended.  The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorizes  the holder of the  Mortgage to obtain and maintain  such  insurance  at the  Mortgagor's  expense and to seek reimbursement therefor from the Mortgagor;

(viii)   Immediately  prior to the  assignment  of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation)  and such  assignment  validly  transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix)     No more than 42.59%,  42.87%,  48.32%, 41.47% and 24.25% of the Group I Loans, Group II Loans, Group III Loans, Group IV Loans
         and Group V Loans,  respectively,  by aggregate Stated  Principal  Balance as of the Cut-off Date, were  underwritten  under a reduced loan documentation program;

(x)      Each  Mortgagor  represented in its loan  application  with respect to the related  Mortgage Loan that the Mortgaged  Property would be  owner-occupied  and  therefore  would not be an investor  property as of the date of  origination  of such  Mortgage
         Loan.  No Mortgagor is a corporation or a partnership;

(xi)     None of the  Group I Loans,  Group II Loans,  Group  III  Loans,  Group IV Loans or Group V Loans as of the  Cut-off  Date are
         Buydown Mortgage Loans;

(xii)    Each Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury Regulations Section
         1.860G-2(a)(1);

(xiii)   A policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan and is valid and binding and remains in full force and effect,  unless the Mortgaged  Properties  are located in the State of Iowa and an attorney's  certificate  has been provided as described in the Program Guide;

(xiv)    None of the Mortgage Loans are Cooperative Loans;

(xv)     With respect to each Mortgage Loan  originated  under a "streamlined"  Mortgage Loan program  (through which no new or updated appraisals  of  Mortgaged  Properties  are  obtained in  connection  with the  refinancing  thereof),  the related  Seller has represented  that either (a) the value of the related  Mortgaged  Property as of the date the Mortgage Loan was originated was not less than the  appraised  value of such property at the time of  origination  of the  refinanced  Mortgage Loan or (b) the
         Loan-to-Value  Ratio of the Mortgage Loan as of the date of  origination  of the Mortgage Loan  generally  meets the Company's underwriting guidelines;

(xvi)    Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii)   None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note; and

(xviii)  None of the Mortgage Loans are Pledged Asset Loans or Additional Collateral Loans.

It is understood and agreed that the  representations  and warranties set forth in this  Section 2.03(b)  shall survive delivery of the respective Custodial Files to the Trustee or any Custodian.

         Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a  breach  of any of the representations  and  warranties  set forth in this  Section 2.03(b)  that  materially  and  adversely  affects  the  interests  of the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (any
Custodian being so obligated under a Custodial Agreement);  provided,  however, that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of discovery.
Within 90 days of its  discovery  or its receipt of notice of breach,  the Company  shall  either (i) cure such breach in all  material respects or (ii) purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;
provided that the Company shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs  within two years  following  the Closing  Date;  provided  that if the  omission or defect  would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and  conditions as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is  understood  and agreed that the obligation  of the  Company to cure such breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the Company shall not be required to cure breaches or purchase or  substitute  for Mortgage  Loans as provided in this Section  2.03(b) if the substance of the breach of a  representation  set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04      Representations and Warranties of Sellers.

         The  Company,  as assignee of  Residential  Funding  under the  Assignment  Agreement,  hereby  assigns to the Trustee for the benefit of  Certificateholders  all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement
(to the  extent  assigned  to the  Company  pursuant  to the  Assignment  Agreement)  applicable  to a  Mortgage  Loan.  Insofar as the
Assignment  Agreement or the Company's  rights under such Seller's  Agreement  relate to the  representations  and  warranties  made by
Residential  Funding or the related  Seller in respect of such Mortgage  Loan and any remedies  provided  thereunder  for any breach of such  representations  and warranties,  such right,  title and interest may be enforced by the Master Servicer on behalf of the Trustee and the  Certificateholders.  Upon the discovery by the Company,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties  made in a Seller's  Agreement that have been assigned to the Trustee  pursuant to this Section
2.04 or of a breach of any of the  representations  and warranties made in the Assignment  Agreement (which, for purposes hereof,  will be deemed to include  any other  cause  giving  rise to a  repurchase  obligation  under the  Assignment  Agreement)  in respect of any
Mortgage  Loan which  materially  and adversely  affects the  interests of the  Certificateholders  in such  Mortgage  Loan,  the party discovering  such breach shall give prompt  written  notice to the other parties (any  Custodian  being so obligated  under a Custodial
Agreement).  The Master  Servicer shall promptly notify the related Seller or Residential  Funding,  as the case may be, of such breach and request that such Seller or Residential  Funding,  as the case may be, either (i) cure such breach in all material  respects within
90 days from the date the Master  Servicer was notified of such breach or (ii)  purchase  such Mortgage Loan from the Trust Fund at the
Purchase  Price and in the manner set forth in Section  2.02;  provided  that in the case of a breach  under the  Assignment  Agreement
Residential  Funding shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such substitution  occurs  within two years  following  the Closing  Date;  provided  that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure,  repurchase or substitution must occur within  90 days  from the date the  breach  was  discovered.  If the  breach  of  representation  and  warranty  that  gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the  Assignment  Agreement was the  representation  and warranty set forth in clause (xii) of Section 4 thereof,  then the Master  Servicer shall request that  Residential  Funding pay to the
Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any liability, penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted  from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.  In the event that Residential  Funding elects to  substitute  a Qualified  Substitute  Mortgage  Loan or Loans for a Deleted  Mortgage  Loan  pursuant to this  Section  2.04,
Residential Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with respect to such Qualified  Substitute
Mortgage  Loan or Loans,  the original  Mortgage  Note,  the Mortgage,  an  Assignment  of the Mortgage in recordable  form if required pursuant to Section 2.01, and such other documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by Section 2.01. No  substitution  will be made in any calendar  month after the  Determination  Date for such month.  Monthly
Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be  retained  by the  Master  Servicer  and  remitted  by the  Master  Servicer  to  Residential  Funding  on the next  succeeding
Distribution  Date. For the month of substitution,  distributions to the  Certificateholders  will include the Monthly Payment due on a
Deleted  Mortgage Loan for such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan. The Master  Servicer shall amend or cause to be amended the Mortgage Loan Schedule,  for the benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule,  to the Trustee.  Upon such  substitution,  the
Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related  Subservicing  Agreement in all  respects,  the related  Seller shall be deemed to have made the  representations  and  warranties  with  respect to the  Qualified
Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution,  insofar as Residential  Funding's rights in respect of such  representations  and warranties are assigned to the Company  pursuant to the Assignment  Agreement,  and the
Company and the Master  Servicer shall be deemed to have made with respect to any Qualified  Substitute  Mortgage Loan or Loans,  as of
the date of substitution,  the covenants,  representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the  Assignment  Agreement,  and the Master  Servicer  shall be obligated to repurchase  or  substitute  for any Qualified
Substitute  Mortgage Loan as to which a Repurchase  Event (as defined in the Assignment  Agreement) has occurred  pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution  of one or more Qualified  Substitute  Mortgage  Loans for one or more Deleted  Mortgage
Loans,  the Master  Servicer  will  determine  the  amount  (if any) by which the  aggregate  principal  balance of all such  Qualified
Substitute  Mortgage  Loans as of the date of  substitution  is less than the aggregate  Stated  Principal  Balance of all such Deleted
Mortgage Loans (in each case after  application of the principal  portion of the Monthly Payments due in the month of substitution that are to be distributed to the  Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied by an Officers'  Certificate as to the  calculation of such  shortfall  and  (subject to Section  10.01(f))  by an Opinion of Counsel to the effect that such  substitution  will not cause
(a) any  federal  tax to be  imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited transactions"  under Section  860F(a)(1) of the Code or on "contributions  after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is  understood  and agreed  that the  obligation  of the Seller or  Residential  Funding,  as the case may be, to cure such breach or  purchase  (or in the case of  Residential  Funding  to  substitute  for) such  Mortgage  Loan as to which  such a breach has occurred and is continuing and to make any additional  payments required under the Assignment  Agreement in connection with a breach of the  representation  and  warranty  in clause  (xii) of Section 4 thereof  shall  constitute  the sole  remedy  respecting  such breach available to the  Certificateholders  or the Trustee on behalf of  Certificateholders.  If the Master Servicer is Residential  Funding,
then the Trustee  shall also have the right to give the  notification  and require the  purchase or  substitution  provided  for in the second  preceding  paragraph  in the  event of such a breach  of a  representation  or  warranty  made by  Residential  Funding  in the
Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage Loan by  Residential  Funding,  the
Trustee shall assign to Residential  Funding all of the Trustee's  right,  title and interest in respect of the Seller's  Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05      Execution and Authentication of Certificates/Issuance of Certificates.

         The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Mortgage  Files to it, or any
Custodian on its behalf,  subject to any  exceptions  noted,  together with the  assignment  to it of all other assets  included in the
Trust  Fund  and/or  applicable  REMIC,  receipt of which is hereby  acknowledged.  Concurrently  with such  delivery  and in  exchange therefor,  the Trustee,  pursuant to the written request of the Company executed by an officer of the Company,  has executed and caused to be  authenticated  and delivered to or upon the order of the Company the Class R-I  Certificates in authorized  denominations  which together with the  Uncertificated  REMIC I Regular Interests,  evidence the beneficial  interest in the REMIC I. Concurrently with such delivery  and in  exchange  therefor,  the  Trustee,  pursuant to the written  direction  of the Company  executed by an officer of the
Company,  has executed and caused to be authenticated  and delivered to or upon the order of the Company the Class R-II Certificates in authorized  denominations  which together with the Uncertificated  REMIC II Regular Interests,  evidence the beneficial interest in the
REMIC II.

Section 2.06      Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by the Trustee.

         The Company,  as of the Closing Date,  and  concurrently  with the execution and delivery  hereof,  does hereby assign without recourse all the right,  title and interest of the Company in and to the  Uncertificated  REMIC I Regular  Interests for the benefit of the  Holders  of each  Class of  Certificates  (other  than the  Class R-I  Certificates).  The  Trustee  acknowledges  receipt  of the
Uncertificated  REMIC I Regular  Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future  Holders of each Class of  Certificates  (other than the Class R-I  Certificates).  The rights of the Holders of each Class of  Certificates  (other  than the Class R-I  Certificates)  to receive  distributions  from the  proceeds of REMIC II in respect of such Classes,  and all  ownership  interests of the Holders of such Classes in such  distributions  shall be as set forth in this Agreement.

Section 2.07      Issuance of Certificates Evidencing Interest in REMIC II.

         The Trustee  acknowledges the assignment to it of the  Uncertificated  REMIC I Regular Interests and,  concurrently  therewith and in exchange  therefore,  pursuant to the written  direction of the Company  executed by an officer of the Company,  the Trustee has executed and caused to be  authenticated  and delivered to or upon the order of the Company,  all Classes of  Certificates  (other than the Class R-I Certificates) in authorized denominations, which evidence the beneficial interest in the entire REMIC II.

Section 2.08      Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms)

Section 2.09      Agreement Regarding Ability to Disclose.

         The Company,  the Master Servicer and the Trustee hereby agree,  notwithstanding any other express or implied agreement to the contrary,  that  any and all  Persons,  and any of  their  respective  employees,  representatives,  and  other  agents  may  disclose, immediately  upon  commencement  of  discussions,  to any and all Persons,  without  limitation of any kind,  the tax treatment and tax structure of the  transaction  and all materials of any kind  (including  opinions or other tax  analyses)  that are provided to any of
them relating to such tax treatment and tax structure.   For purposes of this paragraph,  the terms "tax treatment" and "tax structure"
are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                                     ADMINISTRATION AND SERVICING
                                                           OF MORTGAGE LOANS

         Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

         Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers'
                           Obligations.

         (a)      The Master  Servicer  may  continue  in effect  Subservicing  Agreements  entered  into by  Residential  Funding  and
Subservicers prior to the execution and delivery of this Agreement,  and may enter into new Subservicing  Agreements with Subservicers, for the servicing and  administration  of all or some of the Mortgage Loans.  Each  Subservicer  shall be either (i) an institution the accounts of which are insured by the FDIC or (ii)  another  entity that engages in the business of  originating  or servicing  mortgage loans,  and in either case shall be authorized to transact  business in the state or states in which the related  Mortgaged  Properties it is to service are situated,  if and to the extent  required by applicable law to enable the  Subservicer to perform its  obligations hereunder  and under the  Subservicing  Agreement,  and in either  case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage servicer.  In addition,  any  Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved  servicer,  and any Subservicer of a Mortgage Loan  guaranteed  by the VA must be a  VA-approved  servicer.  Each  Subservicer  of a Mortgage Loan shall be entitled to receive and retain, as provided in the related  Subservicing  Agreement and in Section 3.07, the related Subservicing Fee from payments of interest  received on such Mortgage Loan after payment of all amounts  required to be remitted to the Master  Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan, the Master  Servicer shall be entitled to receive and retain an amount equal to the  Subservicing Fee from payments of interest.  Unless the context  otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a Subservicer  on behalf of the Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are generally  required by,  permitted by or consistent  with the Program  Guide and are not  inconsistent  with this  Agreement and as the
Master  Servicer and the  Subservicer  have agreed;  provided that, the  Subservicing  Agreement  between the Master Servicer and Wells
Fargo,  if any,  will be upon such terms and  conditions  as are  consistent  with this  Agreement  and as the Master  Servicer and the
Subservicer have agreed,  which may not be consistent with the Program Guide.  With the approval of the Master Servicer,  a Subservicer may delegate its  servicing  obligations  to  third-party  servicers,  but such  Subservicer  will remain  obligated  under the related
Subservicing  Agreement.  The Master Servicer and a Subservicer  may enter into amendments  thereto or a different form of Subservicing
Agreement,  and the form referred to or included in the Program  Guide is merely  provided for  information  and shall not be deemed to limit in any  respect the  discretion  of the Master  Servicer to modify or enter into  different  Subservicing  Agreements;  provided, however,  that any such  amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would  materially  and adversely  affect the  interests of the  Certificateholders.  The Program
Guide and any other  Subservicing  Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

         (b)      (See Section 3.02(b) of the Standard Terms)

         Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)

         Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

         Section 3.05      No Contractual  Relationship  Between Subservicer and Trustee or  Certificateholders.  (See Section 3.05 of
                           the Standard Terms)

         Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.  (See Section 3.06 of the Standard Terms)

         Section 3.07      Collection  of Certain  Mortgage Loan  Payments;  Deposits to Custodial  Account.  (See Section 3.07 of the
                           Standard Terms)

         Section 3.08      Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the Standard Terms)

         Section 3.09      Access to Certain  Documentation  and Information  Regarding the Mortgage  Loans.  (See Section 3.09 of the
                           Standard Terms)

         Section 3.10      Permitted Withdrawals from the Custodial Account.  (See Section 3.10 of the Standard Terms)

         Section 3.11      Maintenance of the Primary Insurance Policies;  Collections  Thereunder.  (See Section 3.11 of the Standard
                           Terms)

         Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity Coverage.  (See Section 3.12 of the Standard Terms)

         Section 3.13      Enforcement of Due on Sale Clauses;  Assumption and  Modification  Agreements;  Certain  Assignments.  (See
                           Section 3.13 of the Standard Terms)

         Section 3.14      Realization Upon Defaulted Mortgage Loans.  (See Section 3.14 of the Standard Terms)

         Section 3.15      Trustee to Cooperate; Release of Custodial Files.  (See Section 3.15 of the Standard Terms)

         Section 3.16      Servicing and Other Compensation; Compensating Interest.  (See Section 3.16 of the Standard Terms)

         Section 3.17      Reports to the Trustee and the Company.  (See Section 3.17 of the Standard Terms)

         Section 3.18      Annual Statement as to Compliance.  (See Section 3.18 of the Standard Terms)

         Section 3.19      Annual Independent Public Accountants' Servicing Report.  (See Section 3.19 of the Standard Terms)

         Section 3.20      Rights of the Company in Respect of the Master Servicer.  (See Section 3.20 of the Standard Terms)

         Section 3.21      Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms)

         Section 3.22      Advance Facility.  (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01      Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02      Distributions.

(a)      On each  Distribution  Date,  (x) the Master  Servicer  on behalf of the  Trustee or (y) the  Paying  Agent  appointed  by the
Trustee,  shall  distribute,  (I) to the  Master  Servicer  or a  Subservicer,  in the  case  of a  distribution  pursuant  to  Section
4.02(a)(iii)  below,  the amount  required to be distributed to the Master Servicer or a Subservicer  pursuant to Section  4.02(a)(iii)
below,  and (II) to each  Certificateholder  of record on the next  preceding  Record Date  (other  than as  provided  in  Section 9.01 respecting the final  distribution),  either (1) in immediately  available funds (by wire transfer or otherwise) to the account of such
Certificateholder  at a bank or other entity having appropriate  facilities  therefor,  if such  Certificateholder  has so notified the
Master  Servicer or the Paying Agent, as the case may be, or (2) if such  Certificateholder  has not so notified the Master Servicer or the Paying  Agent by the Record  Date,  by check  mailed to such  Certificateholder  at the  address of such  Holder  appearing  in the
Certificate  Register,  such  Certificateholder's  share  (which  share shall be based on the  aggregate  of the  Percentage  Interests represented by Certificates of the applicable Class held by such Holder) of the following  amounts,  in the following order of priority
(subject to the  provisions  of  Sections  4.02(b) and (d)  below),  in each case to the extent of the related  Available  Distribution
Amount:

(i)      (W)               from the Available  Distribution  Amount  related to the Group I  Loans,  to the Group I  Certificates,  the
         Accrued  Certificate  Interest on such  Classes of  Certificates  for such  Distribution  Date,  plus any Accrued  Certificate
         Interest  thereon  remaining  unpaid from any  previous  Distribution  Date except as provided in the last  paragraph  of this
         Section 4.02(a),  on a pro rata basis  based on such  amounts due on each such Class on such  Distribution  Date (the "Group I
         Senior Interest Distribution Amount");

                           (X)      from  the  Available   Distribution   Amount  related  to  the  Group II  Loans,  to  the  Group II
         Certificates,  the Accrued  Certificate  Interest on such Classes of Certificates for such Distribution Date, plus any Accrued
         Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this  Section 4.02(a),  on a pro rata basis  based on such  amounts due on each such Class on such  Distribution  Date (the
         "Group II Senior Interest Distribution Amount"); and

                           (Y)      from  the  Available  Distribution  Amount  related  to  the  Group III  Loans,  to  the  Group III
         Certificates,  the Accrued  Certificate  Interest on such Classes of Certificates for such Distribution Date, plus any Accrued
         Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this  Section 4.02(a),  on a pro rata basis  based on such  amounts due on each such Class on such  Distribution  Date (the
         "Group III Senior Interest Distribution Amount");

                           (Z)      from  the  Available   Distribution   Amount  related  to  the  Group IV  Loans,  to  the  Group IV
         Certificates,  the Accrued  Certificate  Interest on such Classes of Certificates for such Distribution Date, plus any Accrued
         Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this  Section 4.02(a),  on a pro rata basis  based on such  amounts due on each such Class on such  Distribution  Date (the
         "Group IV Senior Interest Distribution Amount");

                           (AA)     from the Available  Distribution Amount related to the Group V Loans, to the Group V  Certificates, the Accrued  Certificate  Interest on such Classes of Certificates for such  Distribution  Date, plus any Accrued  Certificate
         Interest  thereon  remaining  unpaid from any  previous  Distribution  Date except as provided in the last  paragraph  of this
         Section 4.02(a),  on a pro rata basis  based on such  amounts due on each such Class on such  Distribution  Date (the "Group V
         Senior Interest Distribution Amount");

(ii)     to the Senior Certificates,  from the Available  Distribution Amount for the related Loan Group, in the priorities and amounts set forth in Section 4.02(b) through Section 4.02(f),  the sum of the following  (applied to reduce the Certificate  Principal
         Balances of such Senior Certificates, as applicable):

(A)      the related Senior Percentage for such Distribution Date times the sum of the following:

(1)      the  principal  portion of each Monthly  Payment due during the related Due Period on each  Outstanding  Mortgage  Loan in the related Loan Group, whether or not received on or prior to the related Determination Date;

(2)      the Stated Principal  Balance of any Mortgage Loan in the related Loan Group repurchased  during the preceding  calendar month
                           (or deemed to have been so repurchased in accordance  with Section  3.07(b) of the Standard  Terms) pursuant to Sections 2.02,  2.04 or 4.07 of the Standard Terms and Section 2.03 of the Standard Terms and this Series
                           Supplement,  and the Stated  Principal  Balance of the Mortgage  Loans in the related  Loan Group  purchased pursuant  to  Section  9.01 of the  Standard  Terms  and this  Series  Supplement  in  connection  with such
                           Distribution  Date, if  applicable,  and the amount of any shortfall  deposited in the Custodial  Account in connection with the  substitution of a Deleted  Mortgage Loan in such Loan Group pursuant to Section 2.04 of the Standard  Terms or Section 2.03 of the Standard Terms and this Series  Supplement,  during the preceding calendar month; and

(3)      the  principal  portion of all other  unscheduled  collections  with respect to the related  Loan Group (other than  Principal
                           Prepayments  in Full and  Curtailments  and amounts  received in connection  with a Cash  Liquidation or REO
                           Disposition  of a  Mortgage  Loan in such Loan Group  described  in Section  4.02(a)(ii)(B)  of this  Series
                           Supplement,  including  without  limitation any related  Insurance  Proceeds,  Liquidation  Proceeds and REO
                           Proceeds)  received  during the preceding  calendar  month (or deemed to have been so received in accordance with Section  3.07(b) of the Standard  Terms) to the extent applied by the Master  Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms; plus

(B)      with  respect to each  Mortgage  Loan in the related Loan Group for which a Cash  Liquidation  or a REO  Disposition  occurred during the preceding  calendar  month (or was deemed to have occurred  during such period in accordance  with Section
                  3.07(b)  of the  Standard  Terms),  an amount  equal to the  lesser of (a) the  related  Senior  Percentage  for such
                  Distribution  Date times the Stated  Principal  Balance of such Mortgage Loan and (b) the related Senior  Accelerated
                  Distribution  Percentage for such  Distribution Date times the related  unscheduled  collections  (including  without limitation  Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms; plus

(C)      the related  Senior  Accelerated  Distribution  Percentage  for such  Distribution  Date times the  aggregate of all Principal
                  Prepayments  in Full  with  respect  to the  related  Loan  Group  received  in the  related  Prepayment  Period  and
                  Curtailments with respect to the related Loan Group received in the preceding calendar month; plus

(D)      any amounts  described in subsection (ii),  clauses (A), (B) and (C) of this Section  4.02(a),  as determined for any previous
                  Distribution  Date, which remain unpaid after application of amounts previously  distributed  pursuant to this clause
                  (D) to the extent that such  amounts  are not  attributable  to  Realized  Losses  which have been  allocated  to the
                  Subordinate Certificates; plus

(E)      to the Holders of the Group I Certificates,  Group II Certificates,  Group III Certificates,  Group IV Certificates or Group V
                  Certificates, as applicable, amounts required to be distributed pursuant to Section 4.02(c) and (d); minus

(F)      the related  Capitalization  Reimbursement Amount for such Distribution Date, multiplied by a fraction, the numerator of which is the related Senior Principal  Distribution  Amount,  without giving effect to this clause (F), and the denominator of which is the sum of the principal  distribution  amounts for all related  Classes of Senior  Certificates  and the related Subordinate  Component without giving effect to any reductions for the related  Capitalization  Reimbursement
                  Amount;

(iii)    if the Certificate  Principal  Balances of the Subordinate  Certificates have not been reduced to zero, to the Master Servicer or a Subservicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in reimbursement for any Advances or Subservicer  Advances  previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property;

(iv)     to the Holders of the Class M-1 Certificates,  the Accrued  Certificate  Interest thereon for such Distribution Date, plus any
         Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v)      to the Holders of the Class M-1 Certificates,  an amount equal to the Subordinate  Principal  Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date,  applied in reduction of the Certificate  Principal
         Balance of the Class M-1 Certificates;

(vi)     to the Holders of the Class M-2 Certificates,  the Accrued  Certificate  Interest thereon for such Distribution Date, plus any
         Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii)    to the Holders of the Class M-2 Certificates,  an amount equal to the Subordinate  Principal  Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date,  applied in reduction of the Certificate  Principal
         Balance of the Class M-2 Certificates;

(viii)   to the Holders of the Class M-3 Certificates,  the Accrued  Certificate  Interest thereon for such Distribution Date, plus any
         Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix)     to the Holders of the Class M-3 Certificates,  an amount equal to the Subordinate  Principal  Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date,  applied in reduction of the Certificate  Principal
         Balance of the Class M-3 Certificates;

(x)      to the Holders of the Class B-1 Certificates,  the Accrued  Certificate  Interest thereon for such Distribution Date, plus any
         Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi)     to the Holders of the Class B-1 Certificates,  an amount equal to the Subordinate  Principal  Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date,  applied in reduction of the Certificate  Principal
         Balance of the Class B-1 Certificates;

(xii)    to the Holders of the Class B-2 Certificates,  the Accrued  Certificate  Interest thereon for such Distribution Date, plus any
         Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii)   to the Holders of the Class B-2 Certificates,  an amount equal to the Subordinate  Principal  Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date,  applied in reduction of the Certificate  Principal
         Balance of the Class B-2 Certificates;

(xiv)    to the  Holders  of the  Class  B-3  Certificates,  an amount  equal to the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution  Date, except as provided below;

(xv)     to the Holders of the Class B-3 Certificates,  an amount equal to the Subordinate  Principal  Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date,  applied in reduction of the Certificate  Principal
         Balance of the Class B-3 Certificates; and

(xvi)    to the Senior  Certificates,  in the priority set forth in Section 4.02(b) of this Series Supplement,  the portion, if any, of the Available  Distribution Amount for the related Loan Group remaining after the foregoing  distributions,  applied to reduce the Certificate  Principal  Balances of such Senior  Certificates,  but in no event more than the aggregate of the outstanding
         Certificate  Principal  Balances  of each such Class of Senior  Certificates,  and  thereafter,  to each Class of  Subordinate
         Certificates then outstanding beginning with such Class with the Highest Priority,  any portion of the Available  Distribution
         Amount for each Loan Group  remaining  after the Senior  Certificates  have been  retired,  applied to reduce the  Certificate
         Principal  Balance of each such Class of  Subordinate  Certificates,  but in no event  more than the  outstanding  Certificate
         Principal Balance of each such Class of Subordinate Certificates.

         Notwithstanding  the foregoing,  on any Distribution Date, with respect to the Class of Subordinate  Certificates  outstanding on such  Distribution  Date with the Lowest  Priority,  or in the event the Subordinate  Certificates  are no longer  outstanding,  the
Senior Certificates,  Accrued Certificate  Interest thereon remaining unpaid from any previous  Distribution Date will be distributable only to the extent that (1) a shortfall  in the amounts  available  to pay Accrued  Certificate  Interest on any Class of  Certificates
results from an interest rate reduction in connection with a Servicing  Modification,  or (2) such unpaid Accrued Certificate  Interest was  attributable  to  interest  shortfalls  relating  to the  failure of the Master  Servicer  to make any  required  Advance,  or the determination by the Master Servicer that any proposed  Advance would be a Nonrecoverable  Advance with respect to the related Mortgage
Loan where such  Mortgage  Loan has not yet been the  subject of a Cash  Liquidation  or REO  Disposition  or the  related  Liquidation
Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)      Distributions  of principal  on the Senior  Certificates  on each  Distribution  Date  occurring  prior to the Credit  Support
Depletion Date will be made as follows:

(i)      the Group I Senior Principal Distribution Amount shall be distributed sequentially, as follows:

(A)      first, to the Class R-I and Class R-II  Certificates,  on a pro rata basis until the Certificate  Principal  Balances  thereof have been reduced to zero; and

(B)      second,  any  remaining  amount to the Class I-A  Certificates  until the  Certificate  Principal  Balances  thereof have been reduced to zero;

(ii)     the Group II Senior  Principal  Distribution  Amount  shall be  distributed  to the Class  II-A-1  Certificates,  Class II-A-2
         Certificates and Class II-A-3  Certificates,  sequentially,  in that order,  until the Certificate  Principal Balances thereof have been reduced to zero;

(iii)    the  Group  III  Senior  Principal  Distribution  Amount  shall be  distributed  to the Class  III-A  Certificates,  until the
         Certificate Principal Balance thereof has been reduced to zero;

(iv)     the Group IV Senior Principal  Distribution Amount shall be distributed to the Class IV-A Certificates,  until the Certificate
         Principal Balance thereof has been reduced to zero; and

(v)      the Group V Senior Principal  Distribution  Amount shall be distributed to the Class V-A  Certificates,  until the Certificate
         Principal Balance thereof has been reduced to zero.

(c)      Prior to the occurrence of the Credit Support  Depletion Date but after the reduction of the  Certificate  Principal  Balances of any of the Group I, Group II, Group III,  Group IV or Group V  Certificates  to zero,  the  remaining  Group I, Group II, Group III,
Group IV or Group V Certificates,  as applicable,  will be entitled to receive, on a pro rata basis, based on the Certificate Principal
Balances of the related  Certificates,  in addition to any Principal Prepayments in Full and Curtailments related to such Certificates'
respective Loan Group,  100% of the Principal  Prepayments in Full and  Curtailments on the Mortgage Loans in the Loan Group related to the  Certificates  that have been reduced to zero,  and in accordance  with the priorities  set forth in clause  4.02(b) above,  and in reduction of the Certificate  Principal  Balances  thereof,  on any  Distribution  Date unless (i) the  weighted average of the initial
Subordinate  Percentages for all five Loan Groups,  weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the
related  Loan  Group,  is at least two times the  weighted  average of the  initial  Subordinate  Percentages  for all five Loan Groups
(calculated  on such basis) and (ii) the  outstanding  principal  balance of the Mortgage  Loans in all five Loan Groups  delinquent 60 days or more averaged  over the last six months,  as a percentage of the aggregate  outstanding  Certificate  Principal  Balance of the
Class M Certificates and Class B Certificates, is less than 50%.

(d)      For any  Undercollateralized  Certificate  Group on any Distribution  Date prior to the Credit Support Depletion Date (i) 100%
of the mortgagor  prepayments  allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in non-related Loan
Groups will be  distributed  to such  Undercollateralized  Certificate  Group in accordance  with the  priorities  set forth in Section
4.02(b)  for  the  related  Senior  Principal  Distribution  Amount,  in  reduction  of  the  Certificate  Principal  Balance  of  such
Undercollateralized  Certificate Group,  until such Certificate  Principal Balance equals the aggregate Stated Principal Balance of the
Mortgage Loans in the related Loan Group and (ii) an amount equal to one month's  interest at the  Pass-Through  Rate for such Class or
Classes of the Undercollateralized  Certificate Group on the related  Undercollateralized  Amount will be distributed from that portion of the Available  Distribution  Amount for any  non-related  Loan Groups that would be otherwise  allocable to the Class M Certificates and Class B Certificates,  in the following priority:  first to pay any unpaid interest on such  Undercollateralized  Certificate Group and then to pay principal  thereon in the priorities set forth in Section  4.02(b).  If there exists more than one  Undercollateralized
Certificate  Group on a Distribution  Date,  amounts  distributable  to such  Undercollateralized  Certificate  Groups  pursuant to the preceding  sentence will be allocated  between such  Undercollateralized  Certificate  Groups,  pro rata,  based upon their  respective
Undercollateralized Amounts.

(e)      After reduction of the Certificate  Principal Balances of the Senior  Certificates in a Certificate Group to zero but prior to the Credit  Support  Depletion  Date,  such Class or Classes of Senior  Certificates  will be entitled to no further  distributions  of principal thereon and the related Available  Distribution  Amount will be paid (subject to Section 4.02(c) above) solely to the holders of the Subordinate Certificates, in each case as described herein.

(f)      On or after the occurrence of the Credit Support  Depletion  Date, all priorities  relating to  distributions  as described in clause (b) above in respect of principal among the various classes of Senior  Certificates will be disregarded,  and (i) the applicable
Senior  Principal  Distribution  Amount  will be  distributed  to the  remaining  Classes of related  Senior  Certificates  pro rata in accordance with their respective  outstanding  Certificate  Principal  Balances,  and (ii) the amounts set forth in Section  4.02(a)(i)
will be distributed as set forth therein.

(g)      In addition to the foregoing  distributions,  with respect to any  Subsequent  Recoveries,  the Master  Servicer shall deposit such funds into the Custodial  Account  pursuant to Section  3.07(b)(iii).  If, after taking into account such  Subsequent  Recoveries, the amount of a Realized  Loss is  reduced,  the amount of such  Subsequent  Recoveries  will be applied to  increase  the  Certificate
Principal  Balance of the Class of Subordinate  Certificates  with the Highest Priority to which Realized Losses,  have been allocated, but not by more than the amount of Realized Losses  previously  allocated to that Class of  Certificates  pursuant to Section 4.05. The amount of any  remaining  Subsequent  Recoveries  will be  applied  to  increase  the  Certificate  Principal  Balance  of the Class of
Certificates  with  the  next  Lower  Priority,  up to the  amount  of such  Realized  Losses  previously  allocated  to that  Class of
Certificates  pursuant to Section  4.05.  Any  remaining  Subsequent  Recoveries  will in turn be applied to increase  the  Certificate
Principal  Balance of the Class of  Certificates  with the next Lower  Priority  up to the amount of such  Realized  Losses  previously allocated to that Class of  Certificates  pursuant to Section 4.05,  and so on.  Holders of such  Certificates  will not be entitled to any payment in respect of Accrued  Certificate  Interest on the amount of such increases for any Interest  Accrual Period preceding the
Distribution  Date on which such increase  occurs.  Any such increases  shall be applied to the Certificate  Principal  Balance of each
Certificate of such Class in accordance with its respective Percentage Interest.

(h)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder  thereof,  and the
Depository  shall be solely  responsible for crediting the amount of such  distribution to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant  shall be responsible for disbursing such  distribution to the
Certificate  Owners that it represents  and to each indirect  participating  brokerage  firm (a "brokerage  firm") for which it acts as agent.  Each  brokerage  firm shall be  responsible  for disbursing  funds to the  Certificate  Owners that it represents.  None of the
Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(i)      Except as otherwise  provided in Section 9.01, if the Master Servicer  anticipates that a final  distribution  with respect to any Class of Certificates  will be made on a future  Distribution  Date, the Master Servicer shall, no later than 40 days prior to such final  distribution,  notify the Trustee and the Trustee  shall,  not earlier  than the 15th day and not later than the 25th day of the month next  preceding  the month of such final  distribution,  distribute  or cause to be  distributed  to each Holder of such Class of
Certificates  a notice to the effect  that:  (i) the Trustee  anticipates  that the final  distribution  with  respect to such Class of
Certificates  will be made on such  Distribution  Date but only upon  presentation and surrender of such  Certificates at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the prior calendar month. In the event that  Certificateholders  required to surrender  their  Certificates  pursuant to Section 9.01(c) do not  surrender  their  Certificates  for final  cancellation,  the  Trustee  shall  cause  funds  distributable  with  respect  to such
Certificates  to be  withdrawn  from the  Certificate  Account  and  credited  to a separate  escrow  account  for the  benefit of such
Certificateholders as provided in Section 9.01(d).

Section 4.03      Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.  (See Section 4.03 of the
                           Standard Terms and Exhibit Five hereto)

Section 4.04      Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.  (See Section 4.04 of the
                           Standard Terms)

Section 4.05      Allocation of Realized Losses.

         Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized  Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modification,  Debt Service  Reduction,  Deficient  Valuation or REO Disposition  that occurred  during the related  Prepayment  Period or, in the case of a  Servicing  Modification  that  constitutes  a  reduction  of the interest rate on a Mortgage  Loan,  the amount of the reduction in the interest  portion of the Monthly  Payment due during the related
Due Period.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses shall be allocated as follows:  first, to the Class B-3 Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  second, to the Class B-2  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero;  third,  to the Class B-1
Certificates  until the Certificate  Principal Balance thereof has been reduced to zero; fourth to the Class M-3 Certificates until the
Certificate  Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates  until the Certificate  Principal
Balance thereof has been reduced to zero;  sixth, to the Class M-1  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  and,  thereafter,  the entire amount of Realized Losses will be allocated (A) on a pro rata basis to the Group I
Senior Certificates,  in the case of Realized Losses on Group I Loans, (B) on a pro rata basis to the Group II Senior Certificates,  in the case of Realized Losses on Group II Loans,  (C) to the Group III Senior  Certificates,  in the case of Realized Losses on Group III
Loans,  (D) to the Group IV Senior  Certificates,  in the case of the  Realized  Losses on Group IV Loans and (E) to the Group V Senior
Certificates, in the case of the Realized Losses on the Group V Loans.

         On any  Distribution  Date,  Realized  Losses will be allocated as set forth  herein after  distributions  of principal on the
Certificates as set forth herein.

         As used herein,  an allocation of a Realized Loss on a "pro rata basis" among two or more  specified  Classes of  Certificates means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of  Certificates on the basis of their then outstanding  Certificate  Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the  case of the  principal  portion  of a  Realized  Loss or  based  on the  Accrued  Certificate  Interest  thereon  payable  on such
Distribution  Date (without regard to any  Compensating  Interest for such  Distribution  Date) in the case of an interest portion of a
Realized Loss.  Except as provided in the following  sentence,  any allocation of the principal  portion of Realized  Losses to a Class of  Certificates  shall be made by reducing the Certificate  Principal  Balance  thereof by the amount so allocated,  which  allocation shall be deemed to have occurred on such  Distribution  Date;  provided that no such reduction  shall reduce the aggregate  Certificate
Principal  Balance of the  Certificates  below the aggregate  Stated  Principal  Balance of the Mortgage  Loans.  Any allocation of the principal  portion of Realized  Losses to the  Subordinate  Certificates  then  outstanding  with the Lowest  Priority shall be made by operation of the definition of "Certificate  Principal  Balance" and by operation of the provisions of Section 4.02(a).  Allocations of the interest  portions of Realized  Losses (other than any interest rate reduction  resulting from a Servicing  Modification)  shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued  Certificate  Interest"
and by operation of the  provisions  of Section  4.02(a).  Allocations  of the interest  portion of a Realized Loss  resulting  from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the provisions of Section  4.02(a).
All Realized  Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated among the  Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the Standard Terms).

Section 4.07      Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms).

ARTICLE V

                                                           THE CERTIFICATES

Section 5.01      The Certificates.

                                                 (See Article V of the Standard Terms)

ARTICLE VI

                                                  THE COMPANY AND THE MASTER SERVICER

Section 6.01      Respective Liabilities of the Company and Master Servicer.  (See Section 6.01 of the Standard Terms.)

Section 6.02      Merger or Consolidation of the Company or Master Servicer; Assignment of Rights and Delegation of Duties by Master
                           Servicer.

(a)      (See Section 6.02(a) of the Standard Terms).

(b)      (See Section 6.02(b) of the Standard Terms).

(c)      (See Section 6.02(c) of the Standard Terms).

(d)      The conversion of Residential Funding Mortgage Securities I, Inc.'s  organizational  structure from a Delaware  corporation to a limited  liability  company  shall not  require  the  consent of any party or notice to any party and shall not in any way affect the rights or obligations of Residential Funding Mortgage Securities I, Inc. hereunder.

(e)      The Master  Servicer shall notify the Rating  Agencies and the Trustee in writing of any merger,  conversion or  consolidation of the Master Servicer with or into any Person.

Section 6.03      Limitation on Liability of the Company, Master Servicer and Others.  (See Section 6.03 of the Standard Terms.)

Section 6.04      Company and Master Servicer Not to Resign.  (See Section 6.04 of the Standard Terms.)

ARTICLE VII

                                                                DEFAULT
                                                (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                                                        CONCERNING THE TRUSTEE
                                               (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                                                              TERMINATION
                                                (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X

                                                           REMIC PROVISIONS

Section 10.01     REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02     Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02 of the Standard Terms)

Section 10.03     Designation of REMIC(s).

         The REMIC  Administrator  will make an election to treat the segregated pool of assets  described in the definition of REMIC I
(as defined  herein),  and subject to this Agreement  (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a REMIC (REMIC I) for federal  income tax  purposes.  The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting of the  Uncertificated  REMIC I Regular  Interests,  and subject to this Agreement  (excluding  the Initial  Monthly
Payment Fund), as a REMIC (REMIC II) for federal income tax purposes.

         The  Uncertificated  REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined in the Standard Terms).

         The Class I-A,  Class II-A-1,  Class II-A-2,  Class II-A-3,  Class III-A,  Class IV-A,  Class V-A, Class M-1, Class M-2, Class
M-3, Class B-1, Class B-2 and Class B-3 Certificates  will be "regular  interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual  interests"  therein for purposes of the REMIC  Provisions (as defined in the Standard Terms) under federal income tax law.

Section 10.04     Distributions on the Uncertificated REMIC I Regular Interests.

(a)      On each  Distribution Date the Trustee shall be deemed to distribute to itself,  as the holder of the  Uncertificated  REMIC I
Regular  Interests  and to the holder of the Class R-I  Certificate,  Uncertificated  Accrued  Interest on the  Uncertificated  REMIC I
Regular Interests and Class R-I Certificate,  pro rata, for such Distribution  Date, plus any  Uncertificated  Accrued Interest thereon remaining unpaid from any previous Distribution Date.

(b)      Distributions  of principal from the Group I Loans shall be deemed to be made to the  Uncertificated  REMIC I Regular Interest
R-II and Class R-I Certificate,  pro rata, until the Uncertificated  Principal Balance of the  Uncertificated  REMIC I Regular Interest
R-II and the principal balance of the Class R-I Certificate have been reduced to zero.

(c)      Distributions  of  principal  from the Loan  Groups  shall  then be deemed to be made to the  related  Uncertificated  REMIC I
Regular Interests (other than Uncertificated  REMIC I Regular Interest R-II) first, so as to keep the Uncertificated  Principal Balance of each such related  Uncertificated  REMIC I Regular  Interest ending with the designation "B" equal to 0.01% of the aggregate  Stated
Principal  Balance of the Mortgage Loans in the related Loan Group;  second,  so as to keep the principal  balance of each such related
Uncertificated  REMIC I Regular  Interest  ending with the  designation  "A" equal to 0.01% of the Group I Subordinate  Component,  the
Group II Subordinate  Component,  the Group III Subordinate  Component,  the Group IV Subordinate  Component or the Group V Subordinate
Component,  as the case may be (except that if on any  Distribution  Date the Subordinate  Component for any Loan Group is greater than the Subordinate  Component for such Loan Group on the preceding  Distribution  Date, the least amount of principal shall be distributed to  Uncertificated  REMIC I Regular  Interests  I-A,  II-A,  III-A,  IV-A and V-A such that the REMIC I  Subordinate  Balance  Ratio is maintained);  and third, any remaining  principal shall be distributed to Uncertificated  REMIC I Regular Interest ZZZ. Realized Losses
on the Mortgage  Loans shall be applied  after all  distributions  have been made on each  Distribution  Date first,  so as to keep the
Uncertificated  Principal  Balance of each  Uncertificated  REMIC I Regular  Interest ending with the designation "B" equal to 0.01% of the aggregate  Stated  Principal  Balance of the Mortgage  Loans in the related Loan Group;  second,  Realized  Losses shall be applied after all distributions  have been made on each Distribution Date, so as to keep the principal balance of each  Uncertificated  REMIC I
Regular  Interest  ending  with the  designation  "A" equal to 0.01% of the Group I  Subordinate  Component,  the Group II  Subordinate
Component,  the Group III Subordinate Component,  the Group IV Subordinate Component or the Group V Subordinate Component,  as the case may be (except that if on any  Distribution  Date the  Subordinate  Component  for any Group of Loans is greater  than the  Subordinate
Component  for such  Group of Loans on the  preceding  Distribution  Date,  the least  amount of  Realized  Losses  shall be applied to
Uncertificated  REMIC I  Regular  Interests  I-A,  II-A,  III-A,  IV-A  and V-A such  that the  REMIC I  Subordinate  Balance  Ratio is maintained); and third, the remaining Realized Losses shall be allocated to Uncertificated REMIC I Regular Interest ZZZ.

(d)      Notwithstanding  the deemed  distributions on the  Uncertificated  REMIC I Regular Interests and the  Uncertificated  REMIC II
Regular Interests,  as the case may be, described in this Section 10.04,  distributions of funds from the Certificate  Account shall be made only in accordance with Section 4.02.

Section 10.05     Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement,  the Trustee or any Paying Agent, as applicable,  shall comply with all federal withholding  requirements respecting payments to Certificateholders,  including interest or original issue discount payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably  believes are applicable under the Code. The consent of  Certificateholders  shall not be required for such withholding.  In the event the Trustee or any Paying Agent, as applicable,  does withhold  any amount from  interest or original  issue  discount  payments  or advances  thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the  Trustee or any Paying  Agent,  as  applicable,  shall  indicate  the amount  withheld to such
Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

Section 11.01     Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02     Recordation of Agreement.; Counterparts.  (See Section 11.02 of the Standard Terms)

Section 11.03     Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms)

Section 11.04     Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05     Notices.

         All demands and notices  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to the appropriate  address for each recipient  listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

Recipient                                                                 Address
Company                                 8400 Normandale Lake Boulevard
                                        Suite 250, Minneapolis, Minnesota 55437,
                                        Attention:  President

Master Servicer                         2255 N. Ontario Street, Suite 400
                                        Burbank, California 91504-2130,
                                        Attention:  Managing Director/Master Servicing
Trustee                                 Corporate Trust Office
                                        U.S. Bank National Association
                                        EP-MN-WS3D
                                        60 Livingston Avenue
                                        St. Paul, Minnesota 55107-2292
                                        Attn:  Structured Finance/RFMSI 2007-SA2
Standard & Poor's                       55 Water Street
                                        New York, New York 10041
Moody's                                 99 Church Street
                                        New York, New York 10007

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06     Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms).

Section 11.07     Severability of Provisions.  (See Section 11.07 of the Standard Terms)

Section 11.08     Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms)

Section 11.09     Allocation of Voting Rights.

         99.00% of all Voting  Rights  shall be  allocated  among  Holders of  Certificates,  other than the Class R  Certificates,  in proportion to the outstanding  Certificate  Principal Balances of their respective  Certificates,  0.50% and 0.50% of all Voting Rights
will be allocated among the Holders of the Class R-I and Class R-II  Certificates,  respectively,  in accordance with their  respective
Percentage Interests.

Section 11.10     No Petition.  (See Section 11.10 of the Standard Terms).

ARTICLE XII

                                                     COMPLIANCE WITH REGULATION AB
                                                (SEE ARTICLE XII OF THE STANDARD TERMS)

         IN WITNESS  WHEREOF,  the Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

[Seal]                                                      RESIDENTIAL FUNDING MORTGAGE
                                                                     SECURITIES I, INC.

Attest:___________________                                  By:  /s/Tim Jacobson
         Name:                                                       Name: Tim Jacobson
         Title:                                                      Title:   Vice President

[Seal]                                                      RESIDENTIAL FUNDING COMPANY, LLC

Attest: _______________________                             By:  /s/Joseph Orning
         Name:                                                       Name:  Joseph Orning
         Title:                                                      Title:   Associate

[Seal]                                                      U.S. BANK NATIONAL ASSOCIATION
                                                                     as Trustee

Attest: _________________________                           By:  /s/Michelle Moeller
         Name:                                                       Name: Michelle Moeller
         Title:                                                      Title:   Assistant Vice President

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

                  On the 29th day of March,  2007 before me, a notary public in and for said State,  personally  appeared Tim Jacobson, known to me to be a Vice President of  Residential  Funding  Mortgage  Securities I, Inc.,  one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public
                                                     /s/Amy Sue Olson

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                )

                  On the 29th day of March, 2007 before me, a notary public in and for said State,  personally  appeared Joseph Orning, known to me to be an Associate of Residential Funding Company,  LLC, one of the entities that executed the within instrument,  and also known to me to be the person who executed it on behalf of said company,  and  acknowledged to me that such company  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                     /s/Amy Sue Olson

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF RAMSEY                   )

                  On the 29th day of March,  2007  before  me, a notary  public in and for said  State,  personally  appeared  Michelle
Moeller,  known to me to be an Authorized  Officer of U.S. Bank National  Association,  the national banking  association that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking entity and  acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                     /s/Trisha L. Willett

[Notarial Seal]

                                                              EXHIBIT ONE

                                                MORTGAGE LOAN SCHEDULE FOR LOAN GROUP I

                                                          (On file with RFC)

                                                              EXHIBIT TWO

                                               MORTGAGE LOAN SCHEDULE FOR LOAN GROUP II

                                                          (On file with RFC)

                                                             EXHIBIT THREE

                                               MORTGAGE LOAN SCHEDULE FOR LOAN GROUP III

                                                          (On file with RFC)

                                                             EXHIBIT FOUR

                                               MORTGAGE LOAN SCHEDULE FOR LOAN GROUP IV

                                                          (On file with RFC)

                                                             EXHIBIT FIVE

                                                MORTGAGE LOAN SCHEDULE FOR LOAN GROUP V

                                                          (On file with RFC)

                                                              EXHIBIT SIX

                                                     INFORMATION TO BE INCLUDED IN
MONTHLY DISTRIBUTION DATE STATEMENT(5)

(i)      the applicable Record Date, Determination Date, Interest Accrual Period and Distribution Date;

(ii)     the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid and the identity of the party receiving such fees or expenses;

(v)      (a) the amount of such  distribution  to the  Certificateholders  of such Class  applied to reduce the  Certificate  Principal
Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(vii)    if the  distribution to the Holders of such Class of Certificates is less than the full amount that would be  distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)   the  aggregate  Certificate  Principal  Balance of each Class of  Certificates  before and after giving  effect to the amounts distributed on such Distribution  Date,  separately  identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(ix)     the  weighted  average  remaining  term to maturity of the Mortgage  Loans and for each Loan Group after giving  effect to the amounts distributed on such Distribution Date;

(x)      the  weighted  average  Mortgage  Rates of the  Mortgage  Loans and for each Loan Group  after  giving  effect to the  amounts distributed on such Distribution Date;

(xi)     the number and Stated  Principal  Balance of the Mortgage Loans after giving effect to the  distribution  of principal on such
Distribution  Date and the number of Mortgage  Loans at the beginning and end of the preceding Due Period in the aggregate and for each
Loan Group;

(xii)    on the basis of the most recent  reports  furnished  to it by  Subservicers,  in the  aggregate  and for each Loan Group,  the number and Stated  Principal  Balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balance of Mortgage Loans that are in foreclosure;

(xiii)   in the aggregate and for each Loan Group, the aggregate amount of Realized Losses for such Distribution Date;

(xiv)    the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04;

(xv)     any  material  modifications,  extensions  or waivers to the terms of the  Mortgage  Loans  during the Due Period or that have cumulatively become material over time;

(xvi)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xvii)   the related Subordinate Principal Distribution Amount;

(xviii)  in the  aggregate  and for each Loan Group,  the number,  Stated  Principal  Balance and actual  principal  balance of any REO
Properties;

(xix)    the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each Class of Certificates,  after giving effect to the distribution made on such Distribution Date;

(xx)     the Pass-Through Rates on each Class of Certificates;

(xxi)    the occurrence of the Credit Support Depletion Date;

(xxii)   the Senior Accelerated Distribution Percentage for each Loan Group applicable to such Distribution Date;

(xxiii)  the Group I Senior Percentage and Subordinate  Class Percentage,  Group II Senior Percentage and Subordinate Class Percentage,
Group III Senior  Percentage and Subordinate  Class  Percentage,  Group IV Senior  Percentage and Subordinate Class Percentage for such
Distribution Date and Group V Senior Percentage and Subordinate Class Percentage for such Distribution Date; and

(xxiv)   in the aggregate and for each Loan Group, the aggregate amount of any recoveries on previously foreclosed loans.

In the case of  information  furnished  pursuant to clauses (v) and (vi) above,  the amounts  shall be expressed as a dollar amount per
Certificate with a $1,000 denomination.

                                  EXHIBIT SEVEN

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF NOVEMBER 1, 2006

==============================================================================

                              STANDARD TERMS OF
                       POOLING AND SERVICING AGREEMENT

                         Dated as of November 1, 2006

               Residential Funding Mortgage Securities I, Inc.

                      Mortgage Pass-Through Certificates

==============================================================================

ARTICLE II     CONVEYANCE OF MORTGAGE LOANS;  ORIGINAL ISSUANCE OF

      Section 2.03.  Representations, Warranties and Covenants of the
                     Master Servicer and the Company........................42

      Section 2.04.  Representations and Warranties of Residential
                     Funding................................................43

      Section 2.05.  Execution and Authentication of
                     Certificates/Issuance of Certificates Evidencing
                     Interests in REMIC I...................................45

      Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II
                     Regular Interests; Acceptance by the Trustee...........45

      Section 2.07.  Issuance of Certificates Evidencing Interests in

      Section 3.02.  Subservicing Agreements Between Master Servicer
                     and Subservicers; Enforcement of Subservicers' and

      Section 3.05.  No Contractual Relationship Between Subservicer
                     and Trustee or Certificateholders......................50

      Section 3.06.  Assumption or Termination of Subservicing
                     Agreements by Trustee..................................50

      Section 3.07.  Collection of Certain Mortgage Loan Payments;
                     Deposits to Custodial Account..........................50

      Section 3.08.  Subservicing Accounts; Servicing Accounts..............53

      Section 3.09.  Access to Certain Documentation and Information
                     Regarding the Mortgage Loans...........................54

      Section 3.10.  Permitted Withdrawals from the Custodial Account.......55

      Section 3.11.  Maintenance of the Primary Insurance Policies;
                     Collections Thereunder.................................57

      Section 3.12.  Maintenance of Fire Insurance and Omissions and
                     Fidelity Coverage......................................58

      Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and

      Section 3.16.  Servicing and Other Compensation; Compensating

      Section 3.19.  Annual Independent Public Accountants' Servicing
                     Report.................................................67

      Section 3.20.  Rights of the Company in Respect of the Master

      Section 4.03.  Statements to Certificateholders; Statements to
                     Rating Agencies; Exchange Act Reporting................73

      Section 4.04.  Distribution of Reports to the Trustee and the
                     Company; Advances by the Master Servicer...............76

      Section 4.05.  Allocation of Realized Losses..........................77

      Section 4.06.  Reports of Foreclosures and Abandonment of

      Section 5.02.  Registration of Transfer and Exchange of

      Section 6.01.  Respective Liabilities of the Company and the
                     Master Servicer........................................88

      Section 6.02.  Merger or Consolidation of the Company or the
                     Master Servicer; Assignment of Rights and
                     Delegation of Duties by Master Servicer................88

      Section 6.03.  Limitation on Liability of the Company, the Master

      Section 8.03.  Trustee Not Liable for Certificates or Mortgage
                     Loans..................................................97

      Section 8.04.  Trustee May Own Certificates...........................97

      Section 8.05.  Master Servicer to Pay Trustee's Fees and

      Section 9.01.  Optional Purchase by the Master Servicer of All
                     Certificates; Termination Upon Purchase by the
                     Master Servicer or Liquidation of All Mortgage

      Section 10.02. Master Servicer, REMIC Administrator and Trustee

      Section 12.02. Additional Representations and Warranties of the

                                  (continued)

EXHIBITS

Exhibit A:        Form of Class A Certificate
Exhibit A-I:      Form of Class X Certificate
Exhibit B:        Form of Class M Certificate
Exhibit C:        Form of Class B Certificate
Exhibit C-I:      Form of Class P Certificate
Exhibit C-II:     Form of Class SB Certificate
Exhibit D:        Form of Class R Certificate
Exhibit E:        Form of Seller/Servicer Contract
Exhibit F:        Forms of Request for Release
Exhibit G-1:      Form of Transfer Affidavit and Agreement
Exhibit G-2:      Form of Transferor Certificate
Exhibit H:        Form of Investor Representation Letter
Exhibit I:        Form of Transferor Representation Letter
Exhibit J:        Form of Rule 144A Investment Representation Letter
Exhibit K:        Text  of  Amendment  to  Pooling  and  Servicing   Agreement
                  Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit L:        Form of Limited Guaranty
Exhibit M:        Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:        Request for Exchange Form
Exhibit O:        Form of Form 10-K Certification
Exhibit P:        Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:        Information  to be  Provided  by the Master  Servicer to the
                  Rating Agencies Relating to Reportable Modified Mortgage Loans
Exhibit R:        Servicing Criteria

      This is the Standard Terms of Pooling and Servicing Agreement,  dated as of November 1, 2006 (the "Standard  Terms",  and as  incorporated by reference into a Series Supplement dated as of the date specified therein,  the "Pooling and Servicing  Agreement" or "Agreement"),  among RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.,  as the company  (together  with its permitted  successors and assigns,  the  "Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC, as master servicer  (together  with its permitted  successors  and assigns,  the "Master
Servicer"),  and  the  trustee  named  in  the  applicable  Series  Supplement
(together with its permitted successors and assigns, the "Trustee").

                            PRELIMINARY STATEMENT:

      The Company intends to sell certain mortgage  pass-through  certificates
(collectively,  the  "Certificates"),  to be issued  under each  Agreement  in multiple  classes,  which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

      In  consideration  of  the  mutual  agreements  herein  contained,   the
Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                 DEFINITIONS

Section 1.01.     Definitions.

      Whenever  used in this  Agreement,  the  following  words  and  phrases, unless the context otherwise  requires,  shall have the meanings  specified in this Article.

      Accretion Termination Date:  As defined in the Series Supplement.

      Accrual Certificates:  As defined in the Series Supplement.

      Accrued  Certificate  Interest:  With respect to each Distribution Date, as to any Class or Subclass of  Certificates  (other than any  Principal  Only
Certificates),  interest accrued during the related Interest Accrual Period at the  related  Pass-Through  Rate  on  the  Certificate  Principal  Balance  or
Notional Amount thereof  immediately prior to such Distribution  Date. Accrued
Certificate  Interest  will be  calculated  on the  basis of a  360-day  year, consisting of twelve 30-day months. In each case Accrued Certificate  Interest on any Class or Subclass of Certificates will be reduced by the amount of:

      (i)   Prepayment  Interest  Shortfalls on all Mortgage  Loans or, if the
            Mortgage  Pool is  comprised  of two or more Loan  Groups,  on the
            Mortgage  Loans in the  related  Loan  Group  (to the  extent  not offset  by the  Master  Servicer  with a payment  of  Compensating
            Interest as provided in Section 4.01),

      (ii)  the interest  portion  (adjusted to the Net Mortgage  Rate (or the
            Modified  Net  Mortgage  Rate in the case of a  Modified  Mortgage
            Loan)) of  Realized  Losses  on  all  Mortgage  Loans  or,  if the
            Mortgage  Pool is  comprised  of two or more Loan  Groups,  on the
            Mortgage  Loans  in  the  related  Loan  Group  (including  Excess
            Special  Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy
            Losses and  Extraordinary  Losses) not  allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

      (iii) the interest  portion of Advances  that were  (A) previously  made with  respect to a Mortgage  Loan or REO  Property on all Mortgage
            Loans or, if the  Mortgage  Pool is  comprised of two or more Loan
            Groups,  on the Mortgage  Loans in the related  Loan Group,  which remained  unreimbursed  following  the  Cash  Liquidation  or  REO
            Disposition  of such  Mortgage  Loan or REO  Property  or (B) made with respect to delinquencies  that were ultimately  determined to be Excess  Special  Hazard  Losses,  Excess Fraud  Losses,  Excess
            Bankruptcy  Losses or  Extraordinary  Losses on all Mortgage Loans
            or, if the Mortgage  Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, and

      (iv)  any other  interest  shortfalls  not covered by the  subordination provided by the related Class M  Certificates  and related Class B
            Certificates,  including interest that is not collectible from the
            Mortgagor pursuant to the Relief Act,

with  all such  reductions  allocated  (A) among  all of the  Certificates  in proportion  to  their  respective  amounts  of  Accrued  Certificate  Interest payable  on such  Distribution  Date  absent  such  reductions  or (B) if  the
Mortgage  Pool is  comprised of two or more Loan  Groups,  the related  Senior
Percentage  of such  reductions  among  the  related  Senior  Certificates  in proportion  to the amounts of Accrued  Certificate  Interest  payable from the related Loan Group on such Distribution Date absent such reductions,  with the remainder of such reductions  allocated among the holders of the related Class
M  Certificates  and the related Class B  Certificates  in proportion to their
respective   amounts  of  Accrued   Certificate   Interest   payable  on  such
Distribution  Date absent such reductions.  In addition to that portion of the reductions  described  in the  preceding  sentence  that are  allocated to any
Class of Class B Certificates  or any Class of Class M  Certificates,  Accrued
Certificate  Interest on each Class of Class B  Certificates  or each Class of
Class M Certificates  will be reduced by the interest portion (adjusted to the
Net Mortgage  Rate) of Realized Losses that are allocated solely to such Class of Class B  Certificates  or such Class of Class M  Certificates  pursuant  to
Section 4.05.

      Addendum  and   Assignment   Agreement:   The  Addendum  and  Assignment
Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

      Additional  Collateral:  Any of the  following  held, in addition to the related Mortgaged  Property,  as security for a Mortgage Loan:  (i) all money, securities,  security  entitlements,  accounts,  general intangibles,  payment rights,  instruments,  documents,  deposit accounts,  certificates of deposit, commodities  contracts  and other  investment  property and other  property of whatever  kind or  description  now  existing or hereafter  acquired  which is pledged as security for the repayment of such Mortgage Loan,  (ii) third-party guarantees,  and (A) all money, securities,  security entitlements,  accounts,
general  intangibles,   payment  rights,   instruments,   documents,   deposit
accounts,  certificates of deposit, commodities contracts and other investment property and other  property of whatever kind or  description  now existing or hereafter  acquired  which is  pledged as  collateral  for such  guarantee  or
(B) any  mortgaged  property  securing the performance of such  guarantee,  or
(iii) such other collateral as may be set forth in the Series Supplement.

      Additional  Collateral  Loan:  Each  Mortgage  Loan that is supported by
Additional Collateral.

      Adjusted  Mortgage Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

      Advance:  As to any  Mortgage  Loan,  any  advance  made  by the  Master
Servicer, pursuant to Section 4.04.

      Affiliate:  With respect to any Person,  any other  Person  controlling, controlled  by or  under  common  control  with  such  first  Person.  For the purposes  of  this  definition,  "control"  means  the  power  to  direct  the management  and  policies  of such  Person,  directly or  indirectly,  whether through the ownership of voting securities,  by contract or otherwise; and the
terms  "controlling"  and  "controlled"  have  meanings   correlative  to  the
foregoing.

      Ambac:  Ambac Assurance  Corporation  (formerly known as AMBAC Indemnity
Corporation).

      Amount Held for Future  Distribution:  As to any Distribution  Date and,
with  respect  to any  Mortgage  Pool  that is  comprised  of two or more Loan
Groups,  each Loan  Group,  the  total of the  amounts  held in the  Custodial
Account  at the  close of  business  on the  preceding  Determination  Date on
account  of  (i) Liquidation   Proceeds,   Subsequent  Recoveries,   Insurance
Proceeds,   Curtailments,   Mortgage   Loan   purchases   made   pursuant   to
Section 2.02,  2.03,  2.04  or  4.07  and  Mortgage  Loan  substitutions  made pursuant  to  Section 2.03  or 2.04  received  or made  in the  month  of such
Distribution Date (other than such Liquidation  Proceeds,  Insurance  Proceeds and  purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)),  and
Principal  Prepayments in Full made after the related  Prepayment  Period, and
(ii) payments   which  represent  early  receipt  of  scheduled   payments  of
principal  and interest due on a date or dates  subsequent  to the related Due
Date.

      Appraised  Value:  As to any Mortgaged  Property,  the lesser of (i) the appraised  value of such  Mortgaged  Property based upon the appraisal made at the time of the  origination of the related  Mortgage Loan, and (ii) the sales price of the  Mortgaged  Property at such time of  origination,  except in the case of a Mortgaged  Property  securing a refinanced or modified Mortgage Loan as to  which  it is  either  the  appraised  value  determined  above  or  the appraised  value  determined  in an  appraisal at the time of  refinancing  or modification, as the case may be.

      Assigned  Contracts:  With  respect  to  any  Pledged  Asset  Loan:  the
Credit Support Pledge Agreement; the Funding and Pledge Agreement,  among GMAC
Mortgage,  LLC, National Financial  Services  Corporation and the Mortgagor or
other person pledging the related Pledged  Assets;  the Additional  Collateral
Agreement,  between  GMAC  Mortgage,  LLC and the  Mortgagor  or other  person pledging the related  Pledged  Assets;  or such other  contracts as may be set forth in the Series Supplement.

      Assignment:  An  assignment  of the  Mortgage,  notice  of  transfer  or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record  the  sale of the  Mortgage  Loan to the  Trustee  for the  benefit  of
Certificateholders,   which  assignment,  notice  of  transfer  or  equivalent
instrument  may be in the  form of one or more  blanket  assignments  covering
Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between  Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

      Assignment  Agreement  and  Amendment  of  Security   Instrument:   With
respect to a Sharia Mortgage Loan, the agreement  between the consumer and the co-owner  pursuant to which all of the  co-owner's  interest as a  beneficiary under the related Sharia Mortgage Loan Security  Instrument and the co-owner's interest in the related Mortgaged  Property is conveyed to a subsequent owner, which may take the form of an  "Assignment  Agreement"  and an  "Amendment  of
Security  Instrument"  or an  "Assignment  Agreement and Amendment of Security
Instrument", as applicable.

      Assignment of  Proprietary  Lease:  With respect to a Cooperative  Loan, the  assignment  of the related  Cooperative  Lease from the  Mortgagor to the originator of the Cooperative Loan.

      Available  Distribution  Amount:  As to any Distribution  Date and, with respect to any Mortgage Pool  comprised of two or more Loan Groups,  each Loan
Group,  an amount  equal to (a) the  sum of  (i) the  amount  relating  to the
Mortgage  Loans  on  deposit  in the  Custodial  Account  as of the  close  of business  on the  immediately  preceding  Determination  Date,  including  any
Subsequent  Recoveries,  and amounts  deposited  in the  Custodial  Account in connection  with the  substitution  of Qualified  Substitute  Mortgage  Loans,
(ii) the amount of any Advance made on the immediately  preceding  Certificate
Account Deposit Date,  (iii) any amount  deposited in the Certificate  Account on the  related  Certificate  Account  Deposit  Date  pursuant  to the  second paragraph of  Section 3.12(a),  (iv) any  amount  deposited in the Certificate
Account  pursuant to Section 4.07  and any amounts  deposited in the Custodial
Account pursuant to  Section 9.01,  (v) any amount that the Master Servicer is not  permitted  to  withdraw  from the  Custodial  Account or the  Certificate
Account pursuant to  Section 3.16(e),  (vi) any amount received by the Trustee pursuant  to the  Surety  Bond  in  respect  of  such  Distribution  Date  and
(vii) the  proceeds of any  Pledged  Assets  received by the Master  Servicer, reduced  by  (b) the  sum as of  the  close  of  business  on the  immediately preceding  Determination Date of (x) the Amount Held for Future  Distribution,
and  (y) amounts  permitted to be withdrawn  by the Master  Servicer  from the
Custodial  Account  in  respect  of the  Mortgage  Loans  pursuant  to clauses
(ii)-(x),  inclusive,  of  Section 3.10(a).  Such amount  shall be  determined separately  for each Loan Group.  Additionally,  with  respect to any Mortgage
Pool that is  comprised  of two or more Loan  Groups,  if on any  Distribution
Date Compensating Interest provided pursuant to  Section 3.16(e) is  less than
Prepayment  Interest  Shortfalls  incurred on the Mortgage Loans in connection with  Principal  Prepayments  in Full received  during the related  Prepayment
Period and Curtailments  made in the prior calendar month,  such  Compensating
Interest  shall  be  allocated  on such  Distribution  Date  to the  Available
Distribution  Amount  for each Loan  Group on a pro rata  basis in  accordance with the respective amounts of such Prepayment  Interest  Shortfalls  incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Bankruptcy  Loss:  With  respect  to  any  Mortgage  Loan,  a  Deficient
Valuation  or Debt  Service  Reduction;  provided,  however,  that  neither  a
Deficient  Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy
Loss  hereunder  so long as the Master  Servicer  has  notified the Trustee in writing that the Master Servicer is diligently  pursuing any remedies that may exist in connection  with the  representations  and warranties  made regarding the related  Mortgage Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal  and interest  under the related  Mortgage  Loan and any premiums on any  applicable  primary  hazard  insurance  policy  and  any  related  escrow payments  in respect of such  Mortgage  Loan are being  advanced  on a current basis by the Master  Servicer or a Subservicer,  in either case without giving effect to any Debt Service Reduction.

      Book-Entry  Certificate:  Any Certificate  registered in the name of the
Depository  or  its  nominee,  and  designated  as  such  in  the  Preliminary
Statement to the Series Supplement.

      Business  Day:  Any day other than (i) a  Saturday or a Sunday or (ii) a day on which  banking  institutions  in the  State of New  York,  the State of
Michigan,  the State of  California , the State of Illinois or the City of St.
Paul,  Minnesota  (and such  other  state or  states  in which  the  Custodial
Account or the Certificate  Account are at the time  located) are  required or authorized by law or executive order to be closed.

      Buydown  Funds:  Any amount  contributed  by the  seller of a  Mortgaged
Property,  the  Company or other  source in order to enable the  Mortgagor  to reduce the  payments  required  to be made from the  Mortgagor's  funds in the early years of a Mortgage  Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown  Mortgage  Loan:  Any  Mortgage  Loan as to  which  a  specified amount of interest is paid out of related  Buydown Funds in accordance  with a related buydown agreement.

      Capitalization  Reimbursement  Amount:  As to any Distribution Date and,
with respect to any Mortgage Pool  comprised of two or more Loan Groups,  each
Loan Group,  the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of all Mortgage  Loans or, if the Mortgage Pool
is comprised of two or more Loan Groups,  on the Mortgage Loans in the related
Loan  Group,  during the prior  calendar  month and  reimbursed  to the Master
Servicer or  Subservicer  on or prior to such  Distribution  Date  pursuant to
Section 3.10(a)(vii),    plus   the   related   Capitalization   Reimbursement
Shortfall Amount remaining  unreimbursed from any prior  Distribution Date and reimbursed  to  the  Master  Servicer  or  Subservicer  on or  prior  to  such
Distribution Date, provided,  however,  that the Capitalization  Reimbursement
Amount  shall at no time exceed five  percent of the  aggregate  Cut-Off  Date
Principal  Balance  of the  Mortgage  Loans  (or,  if  the  Mortgage  Pool  is
comprised  of two or more Loan Groups,  on the  Mortgage  Loans in the related
Loan  Group),  unless  such  limit is  increased  from  time to time  with the consent of the Rating Agencies.

      Capitalization  Reimbursement  Shortfall  Amount: As to any Distribution
Date and,  with  respect to any  Mortgage  Pool  comprised of two or more Loan
Groups,  each Loan Group, the amount,  if any, by which the amount of Advances or Servicing  Advances that were added to the Stated Principal  Balance of all
Mortgage  Loans (or, if the  Mortgage  Pool is  comprised  of two or more Loan
Groups,  on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal  payments on the Mortgage Loans included in the  Available  Distribution  Amount (or, if the Mortgage  Pool is
comprised of two or more Loan Groups,  Available  Distribution  Amount for the related Loan Group) for that Distribution Date.

      Call Rights:  As defined in Section 9.01(f).

      Cash  Liquidation:  As to  any  defaulted  Mortgage  Loan  other  than a
Mortgage Loan as to which an REO Acquisition  occurred, a determination by the
Master  Servicer  that it has received  all  Insurance  Proceeds,  Liquidation
Proceeds  and other  payments  or cash  recoveries  which the Master  Servicer reasonably  and in good faith expects to be finally  recoverable  with respect to such Mortgage Loan.

      Certificate  Account  Deposit Date:  As to any  Distribution  Date,  the
Business Day prior thereto.

      Certificateholder  or Holder:  The Person in whose name a Certificate is registered  in the  Certificate  Register,  and,  in  respect  of any  Insured
Certificates,  the Certificate  Insurer to the extent of Cumulative  Insurance
Payments,  except that neither a  Disqualified  Organization  nor a Non-United
States Person shall be a holder of a Class R Certificate  for purposes  hereof and,  solely for the  purpose of giving any consent or  direction  pursuant to this Agreement, any Certificate, other than a Class R Certificate,  registered in the name of the  Company,  the Master  Servicer or any  Subservicer  or any
Affiliate  thereof shall be deemed not to be  outstanding  and the  Percentage
Interest or Voting  Rights  evidenced  thereby shall not be taken into account in determining whether the requisite amount of Percentage  Interests or Voting
Rights  necessary to effect any such consent or direction  has been  obtained.
All references herein to "Holders" or  "Certificateholders"  shall reflect the rights of  Certificate  Owners as they may  indirectly  exercise  such  rights through the Depository and participating members thereof,  except as otherwise specified  herein;  provided,  however,  that the Trustee shall be required to recognize as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Insurer:  As defined in the Series Supplement.

      Certificate  Owner:  With  respect  to  a  Book-Entry  Certificate,  the
Person who is the beneficial  owner of such  Certificate,  as reflected on the books of an  indirect  participating  brokerage  firm for  which a  Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository
Participant, if any, and otherwise on the books of the Depository.

      Certificate  Principal Balance:  With respect to each Certificate (other than any Interest Only Certificate),  on any date of determination,  an amount equal to:

      (i)   the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

      (ii)  any  Subsequent  Recoveries  added  to the  Certificate  Principal
            Balance of such Certificate pursuant to Section 4.02, plus

      (iii) in the case of each  Accrual  Certificate,  an amount equal to the aggregate  Accrued  Certificate  Interest added to the Certificate
            Principal  Balance  thereof  prior to such date of  determination, minus

      (iv)  the  sum  of  (x) the   aggregate   of  all   amounts   previously
            distributed  with respect to such  Certificate (or any predecessor
            Certificate) and  applied  to  reduce  the  Certificate  Principal
            Balance thereof pursuant to Section 4.02(a) and  (y) the aggregate of all reductions in Certificate  Principal Balance deemed to have occurred in connection  with Realized Losses which were previously
            allocated    to   such    Certificate    (or    any    predecessor
            Certificate) pursuant to Section 4.05;

provided,  that the Certificate  Principal Balance of the Class of Subordinate
Certificates  with the  Lowest  Priority  at any given  time  shall be further reduced  by an  amount  equal to the  Percentage  Interest  evidenced  by such
Certificate  multiplied  by the  excess,  if any,  of (A) the  then  aggregate
Certificate  Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

      Certificate   Register   and   Certificate   Registrar:   The   register
maintained and the registrar appointed pursuant to Section 5.02.

      Class:   Collectively,   all  of  the  Certificates   bearing  the  same
designation.  The initial  Class A-V  Certificates  and any  Subclass  thereof issued  pursuant to  Section 5.01(c) shall  be a single  Class for purposes of this Agreement.

      Class  A-P  Certificate:  Any one of the  Certificates  designated  as a
      Class A-P Certificate.

      Class A-P  Collection  Shortfall:  With respect to the Cash  Liquidation or REO  Disposition of a Discount  Mortgage Loan, any  Distribution  Date and,
with respect to any Mortgage  Pool  comprised of two or more Loan Groups,  any
Loan     Group,     the     excess    of    the    amount     described     in
Section 4.02(b)(i)(C)(1) (for  the related Loan Group, if applicable) over the amount described in Section 4.02(b)(i)(C)(2).

      Class A-P Principal Distribution Amount:  As defined in Section 4.02.

      Class  A-V  Certificate:  Any one of the  Certificates  designated  as a
Class A-V Certificate, including any Subclass thereof.

      Class B Certificate:  Any one of the Certificates  designated as a Class
B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

      Class M Certificate:  Any one of the Certificates  designated as a Class
M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

      Class P Certificate:  Any one of the Certificates  designated as a Class
P Certificate.

      Class  SB  Certificate:  Any  one of the  Certificates  designated  as a
Class SB Certificate.

      Class X Certificate:  Any one of the Certificates  designated as a Class
X Certificate.

      Closing Date:  As defined in the Series Supplement.

      Code:  The Internal Revenue Code of 1986, as amended.

      Combined  Collateral LLC:  Combined  Collateral LLC, a Delaware  limited liability company.

      Commission:  The Securities and Exchange Commission.

      Compensating  Interest:  With  respect to any  Distribution  Date,  and, with respect to any Mortgage Pool  comprised of two or more Loan Groups,  each
Loan Group, an amount equal to Prepayment Interest  Shortfalls  resulting from
Principal  Prepayments  in Full  during  the  related  Prepayment  Period  and
Curtailments  during the prior  calendar  month and included in the  Available
Distribution  Amount for such Loan Group on such  Distribution  Date,  but not more than the  lesser of  (a) one-twelfth  of 0.125% of the  Stated  Principal
Balance of the Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan  Groups,  the Mortgage  Loans in the related Loan Group  immediately preceding such  Distribution Date and (b) the sum of the Servicing Fee and all
income and gain on amounts held in the Custodial  Account and the  Certificate
Account and payable to the  Certificateholders  with  respect to the  Mortgage
Loans or, if the Mortgage  Pool is  comprised of two or more Loan Groups,  the
Mortgage Loans in the related Loan Group and such Distribution Date;  provided that for purposes of this  definition the amount of the Servicing Fee will not be reduced pursuant to  Section 7.02(a) except  as may be required pursuant to the last sentence of such paragraph.

      Cooperative:  A private,  cooperative  housing corporation which owns or leases land and all or part of a building or buildings,  including apartments, spaces used for  commercial  purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative  Apartment:  A dwelling  unit in a  multi-dwelling  building owned or leased by a  Cooperative,  which unit the  Mortgagor has an exclusive right to occupy  pursuant  to the terms of a  proprietary  lease or  occupancy agreement.

      Cooperative  Lease:  With respect to a Cooperative Loan, the proprietary lease  or  occupancy  agreement  with  respect  to the  Cooperative  Apartment occupied by the  Mortgagor  and  relating to the  related  Cooperative  Stock, which  lease or  agreement  confers an  exclusive  right to the holder of such
Cooperative Stock to occupy such apartment.

      Cooperative  Loans:  Any of the  Mortgage  Loans  made in  respect  of a
Cooperative  Apartment,  evidenced  by a  Mortgage  Note and  secured by (i) a
Security Agreement,  (ii) the related Cooperative Stock Certificate,  (iii) an assignment  of the  Cooperative  Lease,  (iv) financing  statements  and (v) a
stock  power  (or  other  similar   instrument),   and  ancillary  thereto,  a
recognition  agreement  between  the  Cooperative  and the  originator  of the
Cooperative  Loan,  each of which was  transferred and assigned to the Trustee pursuant to  Section 2.01  and are from time to time held as part of the Trust
Fund.

      Cooperative  Stock:  With  respect  to a  Cooperative  Loan,  the single
outstanding   class  of  stock,   partnership   interest  or  other  ownership
instrument in the related Cooperative.

      Cooperative Stock  Certificate:  With respect to a Cooperative Loan, the stock  certificate  or other  instrument  evidencing  the related  Cooperative
Stock.

      Credit   Repository:   Equifax,   Transunion  and  Experian,   or  their
successors in interest.

      Credit  Support  Depletion  Date: The first  Distribution  Date on which the Certificate  Principal Balances of the Subordinate  Certificates have been reduced to zero.

      Credit Support Pledge  Agreement:  The Credit Support Pledge  Agreement,
dated as of November 24, 1998, among the Master Servicer,  GMAC Mortgage, LLC,
Combined  Collateral  LLC and The First National Bank of Chicago (now known as
JPMorgan Chase Bank, N.A.), as custodian.

      Cumulative Insurance Payments:  As defined in the Series Supplement.

      Curtailment:  Any Principal  Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial  Account:  The  custodial  account  or  accounts  created  and maintained  pursuant to Section 3.07 in the name of a depository  institution, as custodian for the holders of the  Certificates,  for the holders of certain other  interests in mortgage loans serviced or sold by the Master Servicer and for the Master  Servicer,  into which the  amounts  set forth in  Section 3.07 shall  be  deposited  directly.  Any  such  account  or  accounts  shall be an
Eligible Account.

      Custodial  Agreement:  An  agreement  that may be entered into among the
Company,  the Master Servicer,  the Trustee and a Custodian  pursuant to which the Custodian  will hold certain  documents  relating to the Mortgage Loans on behalf of the Trustee.

      Custodial  File:  Any mortgage  loan  document in the Mortgage File that is required to be delivered  to the Trustee or  Custodian  pursuant to Section
2.01(b) of this Agreement.

      Custodian:  A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date  Principal  Balance:  As to any Mortgage  Loan,  the unpaid principal  balance  thereof at the  Cut-off  Date after  giving  effect to all installments  of principal due on or prior thereto (or due during the month of the Cut-Off Date), whether or not received.

      Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the  scheduled  Monthly  Payment  for  such  Mortgage  Loan by a  court  of competent  jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction  constituting a Deficient  Valuation or any reduction that results in a permanent forgiveness of principal.

      Deficient  Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent  jurisdiction of the Mortgaged Property in an amount less than the  then  outstanding  indebtedness  under  the  Mortgage  Loan,  or any reduction  in the  amount  of  principal  to be paid in  connection  with  any
scheduled  Monthly  Payment  that  constitutes  a  permanent   forgiveness  of
principal,  which valuation or reduction  results from a proceeding  under the
Bankruptcy Code.

      Definitive   Certificate:   Any  Certificate  other  than  a  Book-Entry
Certificate.

      Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Delinquent:  As used herein,  a Mortgage  Loan is  considered to be: "30 to 59  days"  or "30 or  more  days"  delinquent  when  a  payment  due on any scheduled  due date  remains  unpaid as of the close of  business  on the last business day  immediately  prior to the next following  monthly  scheduled due date;  "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the last business day immediately  prior to the second following  monthly scheduled due date;  and so on. The  determination  as to whether a Mortgage Loan falls into these  categories is made as of the close of business on the last business day of each month. For example,  a Mortgage Loan with a payment due on July 1 that remained  unpaid  as of the  close  of  business  on  July  31  would  then be considered to be 30 to 59 days delinquent.  Delinquency  information as of the
Cut-off  Date is  determined  and  prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

      Depository:  The Depository Trust Company,  or any successor  Depository hereafter  named.  The  nominee of the  initial  Depository  for  purposes  of registering those Certificates that are to be Book-Entry  Certificates is Cede
& Co.  The  Depository  shall at all  times  be a  "clearing  corporation"  as defined in Section 8-102(a)(5) of  the Uniform Commercial Code of the State of
New York and a "clearing  agency"  registered  pursuant to the  provisions  of
Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository  Participant:  A  broker,  dealer,  bank or  other  financial institution  or other Person for whom from time to time a  Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

      Destroyed  Mortgage  Note:  A Mortgage  Note the  original  of which was permanently lost or destroyed and has not been replaced.

      Destroyed  Obligation  to Pay:  An  Obligation  to Pay the  original  of which was permanently lost or destroyed and has not been replaced.

      Determination Date:  As defined in the Series Supplement.

      Discount  Fraction:  With respect to each Discount  Mortgage  Loan,  the fraction  expressed as a  percentage,  the  numerator of which is the Discount
Net  Mortgage  Rate minus the Net  Mortgage  Rate (or the initial Net Mortgage
Rate with  respect to any  Discount  Mortgage  Loans as to which the  Mortgage
Rate  is  modified  pursuant  to  3.07(a)) for  such  Mortgage  Loan  and  the denominator  of  which  is  the  Discount  Net  Mortgage  Rate.  The  Discount
Fraction  with  respect  to each  Discount  Mortgage  Loan is set  forth as an exhibit attached to the Series Supplement.

      Discount  Mortgage  Loan:  Any Mortgage  Loan having a Net Mortgage Rate
(or the initial Net  Mortgage  Rate) of  less than the  Discount  Net Mortgage
Rate per annum and any  Mortgage  Loan deemed to be a Discount  Mortgage  Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Discount Net Mortgage Rate:  As defined in the Series Supplement.

      Disqualified  Organization:  Any organization defined as a "disqualified organization"  under  Section 860E(e)(5) of  the  Code,  and if not  otherwise
included,  any  of  the  following:   (i) the  United  States,  any  State  or
political  subdivision  thereof,  any possession of the United States,  or any
agency  or   instrumentality   of  any  of  the   foregoing   (other  than  an
instrumentality  which is a corporation  if all of its  activities are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not  selected by such  governmental  unit),  (ii) a  foreign  government,  any international  organization,  or any agency or  instrumentality  of any of the foregoing,  (iii) any  organization (other than certain farmers'  cooperatives described in Section 521 of the  Code) which is exempt from the tax imposed by
Chapter 1 of the Code  (including  the tax imposed by  Section 511 of the Code on unrelated  business  taxable  income),  (iv) rural  electric and  telephone
cooperatives   described  in   Section 1381(a)(2)(C) of   the  Code,   (v) any
"electing large  partnership,"  as defined in  Section 775(a) of  the Code and
(vi) any  other Person so  designated  by the Trustee based upon an Opinion of
Counsel that the holding of an Ownership  Interest in a Class R Certificate by
such  Person  may cause  the  Trust  Fund or any  Person  having an  Ownership
Interest  in any Class of  Certificates  (other than such  Person) to  incur a liability  for any federal tax imposed under the Code that would not otherwise be  imposed  but  for  the  Transfer  of an  Ownership  Interest  in a Class R
Certificate  to  such  Person.   The  terms  "United   States",   "State"  and
"international   organization"   shall   have  the   meanings   set  forth  in
Section 7701 of the Code or successor provisions.

      Distribution  Date:  The 25th day of any  month  beginning  in the month immediately  following the month of the initial  issuance of the  Certificates or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following such 25th day.

      Due Date: With respect to any  Distribution  Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

      Due  Period:  With  respect  to any  Distribution  Date,  the  one-month period set forth in the Series Supplement.

      Eligible   Account:   An   account   that  is  any  of  the   following:
(i) maintained  with a depository  institution  the debt  obligations of which have been rated by each Rating  Agency in its  highest  rating  available,  or
(ii) an  account  or  accounts  in a  depository  institution  in  which  such accounts are fully  insured to the limits  established  by the FDIC,  provided that any  deposits  not so insured  shall,  to the extent  acceptable  to each
Rating Agency, as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating  Agency) the registered  Holders of Certificates  have a claim with respect to the funds in such account or a perfected  first  security  interest  against any collateral
(which shall be limited to Permitted  Investments) securing such funds that is superior to claims of any other  depositors  or  creditors  of the  depository institution  with which such  account is  maintained,  or (iii) in the case of the  Custodial  Account,  a  trust  account  or  accounts  maintained  in  the corporate  trust  department  of the  Trustee,  or  (iv) in  the  case  of the
Certificate  Account, a trust account or accounts  maintained in the corporate trust  department  of  the  Trustee,  or  (v) an  account  or  accounts  of  a depository  institution  acceptable  to each Rating  Agency (as  evidenced  in writing by each Rating  Agency that use of any such  account as the  Custodial
Account or the Certificate  Account will not reduce the rating assigned to any
Class  of   Certificates  by  such  Rating  Agency  below  the  lower  of  the then-current  rating or the rating  assigned  to such  Certificates  as of the
Closing Date by such Rating Agency).

      Event of Default:  As defined in Section 7.01.

      Excess  Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof,  which exceeds the then applicable Bankruptcy Amount.

      Excess Fraud Loss:  Any Fraud Loss,  or portion  thereof,  which exceeds the then applicable Fraud Loss Amount.

      Excess  Special  Hazard  Loss:  Any  Special  Hazard  Loss,  or  portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess  Subordinate  Principal Amount:  With respect to any Distribution
Date on which the  aggregate  Certificate  Principal  Balance  of the Class of
Subordinate  Certificates,  then outstanding with the Lowest Priority is to be reduced  to zero and on which  Realized  Losses  are to be  allocated  to such class or classes,  the excess,  if any, of (i) the amount that would otherwise be  distributable  in  respect  of  principal  on such  class  or  classes  of
Certificates on such  Distribution  Date over (ii) the excess,  if any, of the
aggregate   Certificate   Principal  Balance  of  such  class  or  classes  of
Certificates  immediately  prior to such  Distribution Date over the aggregate amount of Realized  Losses to be allocated to such classes of  Certificates on such  Distribution  Date as  reduced  by any  amount  calculated  pursuant  to
Section 4.02(b)(i)(E).  With respect to any Mortgage Pool that is comprised of two or more Loan  Groups,  the Excess  Subordinate  Principal  Amount  will be allocated  between each Loan Group on a pro rata basis in accordance  with the amount of Realized  Losses  attributable  to each Loan Group and  allocated to the Certificates on such Distribution Date.

      Exchange Act:  The Securities and Exchange Act of 1934, as amended.

      Extraordinary  Events:  Any of the following  conditions with respect to a Mortgaged  Property (or, with respect to a Cooperative Loan, the Cooperative
Apartment) or  Mortgage  Loan  causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

      (a)...losses that are of the type that would be covered by the  fidelity bond and the errors and omissions  insurance  policy required to be maintained pursuant  to  Section 3.12(b) but  are in  excess of the  coverage  maintained thereunder;

      (b)...nuclear    reaction   or   nuclear    radiation   or   radioactive
contamination,  all whether controlled or uncontrolled,  and whether such loss be direct or  indirect,  proximate  or remote or be in whole or in part caused by,  contributed  to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

      (c)...hostile  or  warlike  action  in time of peace  or war,  including action in hindering,  combating or defending  against an actual,  impending or expected attack:

            1.    by any government or sovereign  power,  de jure or de facto, or by any authority maintaining or using military,  naval or air forces; or

            2.    by military, naval or air forces; or

            3.    by an agent  of any such  government,  power,  authority  or forces;

      (d)...any weapon of war employing  atomic fission or  radioactive  force whether in time of peace or war; or

      (e)...insurrection,  rebellion,  revolution, civil war, usurped power or action taken by  governmental  authority in hindering,  combating or defending against  such an  occurrence,  seizure  or  destruction  under  quarantine  or customs  regulations,  confiscation  by  order  of any  government  or  public authority; or risks of contraband or illegal transportation or trade.

      Extraordinary  Losses:  Any loss  incurred on a Mortgage  Loan caused by or resulting from an Extraordinary Event.

      Fannie  Mae:  Federal  National   Mortgage   Association,   a  federally
chartered and privately  owned  corporation  organized and existing  under the
Federal National Mortgage Association Charter Act, or any successor thereto.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      Final  Distribution  Date:  The  Distribution  Date on which  the  final distribution  in  respect  of  the  Certificates  will  be  made  pursuant  to
Section 9.01,  which Final  Distribution  Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      Fitch:  Fitch Ratings or its successor in interest.

      Foreclosure   Profits:   As  to  any   Distribution   Date  or   related
Determination  Date and any Mortgage Loan, the excess,  if any, of Liquidation
Proceeds,   Insurance   Proceeds  and  REO   Proceeds   (net  of  all  amounts
reimbursable  therefrom  pursuant to  Section 3.10(a)(ii)) in  respect of each
Mortgage Loan or REO Property for which a Cash  Liquidation or REO Disposition occurred  in the  related  Prepayment  Period  over  the  sum  of  the  unpaid principal  balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO Disposition,  in accordance with Section 3.14) plus accrued and unpaid  interest at the Mortgage  Rate on such unpaid  principal  balance from the Due Date to which  interest  was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash  Liquidation  or REO
Disposition occurred.

      Form 10-K Certification:  As defined in Section 4.03(f).

      Fraud  Losses:  Losses on Mortgage  Loans as to which there was fraud in the origination of such Mortgage Loan.

      Freddie  Mac:  Federal  Home  Loan  Mortgage  Corporation,  a  corporate instrumentality  of the United States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Highest  Priority:  As of  any  date  of  determination,  the  Class  of
Subordinate   Certificates  then  outstanding  with  a  Certificate  Principal
Balance  greater than zero, with the earliest  priority for payments  pursuant to  Section 4.02(a),  in the following order: Class M-1, Class M-2, Class M-3,
Class B-1, Class B-2 and Class B-3 Certificates.

      Independent:  When used with  respect  to any  specified  Person,  means such a Person  who  (i) is in fact  independent  of the  Company,  the  Master
Servicer and the Trustee,  or any  Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial interest in the
Company,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and
(iii) is not connected  with the Company,  the Master  Servicer or the Trustee as an officer, employee, promoter, underwriter,  trustee, partner, director or person performing similar functions.

      Initial  Certificate  Principal  Balance:  With respect to each Class of
Certificates,  the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

      Initial   Monthly  Payment  Fund:  An  amount   representing   scheduled
principal  amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period  commencing  subsequent  to the Cut-off Date for those
Mortgage  Loans for which the Trustee  will not be  entitled  to receive  such payment, and as more specifically defined in the Series Supplement.

      Initial  Notional  Amount:  With  respect  to any Class or  Subclass  of
Interest Only  Certificates,  the amount initially used as the principal basis for the  calculation  of any interest  payment  amount,  as more  specifically defined in the Series Supplement.

      Initial   Subordinate  Class  Percentage:   As  defined  in  the  Series
Supplement.

      Insurance  Proceeds:  Proceeds  paid in  respect of the  Mortgage  Loans pursuant  to any  Primary  Insurance  Policy  or any other  related  insurance policy covering a Mortgage Loan (excluding any Certificate  Policy (as defined in the Series  Supplement)),  to the extent such  proceeds  are payable to the mortgagee  under the Mortgage,  any  Subservicer,  the Master  Servicer or the
Trustee  and are not  applied  to the  restoration  of the  related  Mortgaged
Property  (or,  with respect to a Cooperative  Loan,  the related  Cooperative
Apartment) or  released to the  Mortgagor in  accordance  with the  procedures that the Master  Servicer  would follow in servicing  mortgage  loans held for its own account.

      Insurer:  Any named  insurer under any Primary  Insurance  Policy or any successor thereto or the named insurer in any replacement policy.

      Interest Accrual Period:  As defined in the Series Supplement.

      Interest  Only  Certificates:  A Class or Subclass of  Certificates  not
entitled  to  payments  of  principal,  and  designated  as such in the Series
Supplement.  The Interest Only Certificates will have no Certificate Principal
Balance.

      Interim Certification:  As defined in Section 2.02.

      Junior  Certificateholder:  The  Holder  of  not  less  than  95% of the
Percentage Interests of the Junior Class of Certificates.

      Junior  Class of  Certificates:  The Class of  Subordinate  Certificates
outstanding  as of the date of the  repurchase  of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

      Late  Collections:  With  respect  to any  Mortgage  Loan,  all  amounts received during any Due Period,  whether as late payments of Monthly  Payments or as Insurance Proceeds,  Liquidation Proceeds or otherwise,  which represent late payments or  collections  of Monthly  Payments due but  delinquent  for a previous Due Period and not previously recovered.

      Liquidation Proceeds:  Amounts (other than Insurance  Proceeds) received by the Master  Servicer in connection  with the taking of an entire  Mortgaged
Property  by  exercise of the power of eminent  domain or  condemnation  or in
connection  with  the  liquidation  of  a  defaulted   Mortgage  Loan  through
trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

      Loan Group:  Any group of Mortgage  Loans  designated as a separate loan group in the Series Supplement.  The Certificates  relating to each Loan Group will  be  designated  in the  Series  Supplement.  If  the  Mortgage  Pool  is
comprised of two or more Loan Groups, any of such Loan Groups.

      Loan-to-Value  Ratio:  As of any  date,  the  fraction,  expressed  as a percentage,  the  numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the  denominator  of which is the Appraised Value of the related Mortgaged Property.

      Lower  Priority:  As of any  date  of  determination  and any  Class  of
Subordinate  Certificates,  any other Class of Subordinate  Certificates  then outstanding  with a  Certificate  Principal  Balance  greater than zero,  with later priority for payments pursuant to Section 4.02(a).

      Lowest  Priority:  As  of  any  date  of  determination,  the  Class  of
Subordinate  Certificates  then  outstanding  with  the  latest  priority  for payments  pursuant to  Section 4.02(a),  in the  following  order:  Class B-3,
Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

      Maturity Date: The latest  possible  maturity date,  solely for purposes of  Section 1.860G-1(a)(4)(iii) of  the  Treasury  regulations,  by which  the
Certificate  Principal  Balance of each Class of Certificates  (other than the
Interest Only Certificates  which have no Certificate  Principal  Balance) and each  Uncertificated  REMIC  Regular  Interest  would be reduced  to zero,  as designated in the Series Supplement.

      MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation organized  and  existing  under  the  laws of the  State of  Delaware,  or any successor thereto.

      MERS(R) System:   The  system  of   recording   transfers  of  Mortgages
electronically maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered with MERS on the MERS(R)System.

      MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

      Modified  Mortgage  Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified  Mortgage  Rate: As to any Mortgage Loan that is the subject of a Servicing Modification,  the Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Modified  Net  Mortgage  Rate:  As to  any  Mortgage  Loan  that  is the subject of a Servicing Modification,  the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      MOM  Loan:  With  respect  to any  Mortgage  Loan,  MERS  acting  as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly  Payment:  With respect to any Mortgage Loan  (including any REO
Property) and  any Due Date, the payment of principal and interest due thereon in accordance with the  amortization  schedule at the time applicable  thereto
(after  adjustment,  if any, for  Curtailments  and for  Deficient  Valuations
occurring   prior  to  such  Due  Date  but  before  any  adjustment  to  such amortization  schedule  by reason of any  bankruptcy,  other than a  Deficient
Valuation,  or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing  Modification  that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage:  With  respect  to each  Mortgage  Note  related to a Mortgage
Loan which is not a Cooperative  Loan,  the  mortgage,  deed of trust or other comparable  instrument  creating  a first  lien on an estate in fee  simple or leasehold  interest in real property  securing a Mortgage  Note.  With respect to each  Obligation  to Pay  related  to a Sharia  Mortgage  Loan,  the Sharia
Mortgage Loan Security Instrument.

      Mortgage   File:   The  mortgage   documents   listed  in   Section 2.01
pertaining  to  a  particular  Mortgage  Loan  and  any  additional  documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage  Loans:  Such  of the  mortgage  loans,  including  any  Sharia
Mortgage  Loans,   transferred  and  assigned  to  the  Trustee   pursuant  to
Section 2.01  as from  time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans  originally so held being identified in the initial Mortgage Loan Schedule,  and Qualified  Substitute Mortgage Loans held or  deemed  held as part of the  Trust  Fund  including,  without  limitation,
(i) with  respect  to  each  Cooperative  Loan,  the  related  Mortgage  Note,
Security  Agreement,   Assignment  of  Proprietary  Lease,  Cooperative  Stock
Certificate,  Cooperative Lease and Mortgage File and all rights  appertaining thereto,  (ii)  with  respect  to  each  Sharia  Mortgage  Loan,  the  related
Obligation to Pay, Sharia Mortgage Loan Security  Instrument,  Sharia Mortgage
Loan Co-Ownership  Agreement,  Assignment  Agreement and Amendment of Security
Instrument  and  Mortgage  File  and  all  rights  appertaining   thereto  and
(iii) with  respect to each Mortgage  Loan other than a Cooperative  Loan or a
Sharia Mortgage Loan, each related  Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage Loan Schedule:  As defined in the Series Supplement.

      Mortgage  Note:  The  originally  executed  note or  other  evidence  of indebtedness  evidencing  the  indebtedness  of a  Mortgagor  under a Mortgage
Loan,  together  with any  modification  thereto.  With respect to each Sharia
Mortgage Loan, the related Obligation to Pay.

      Mortgage  Pool: The pool of mortgage  loans,  including all Loan Groups, if any, consisting of the Mortgage Loans.

      Mortgage  Rate: As to any Mortgage  Loan, the interest rate borne by the related  Mortgage  Note,  or any  modification  thereto other than a Servicing
Modification.  As to any Sharia Mortgage Loan, the profit factor  described in the  related  Obligation  to Pay,  or any  modification  thereto  other than a
Servicing Modification.

      Mortgaged  Property:  The underlying  real property  securing a Mortgage
Loan or, with respect to a Cooperative  Loan,  the related  Cooperative  Lease and Cooperative Stock.

      Mortgagor:  The obligor on a Mortgage  Note, or with respect to a Sharia
Mortgage Loan, the consumer on an Obligation to Pay.

      Net  Mortgage  Rate:  As to each  Mortgage  Loan,  a per  annum  rate of interest equal to the Adjusted  Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

      Non-Discount  Mortgage  Loan:  A  Mortgage  Loan that is not a  Discount
Mortgage Loan.

      Non-Primary  Residence  Loans:  The Mortgage Loans designated as secured by second or vacation residences,  or by non-owner occupied residences, on the
Mortgage Loan Schedule.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master  Servicer  or  Subservicer  in  respect of a Mortgage  Loan
(other than a Deleted Mortgage Loan) which,  in the good faith judgment of the
Master Servicer,  will not, or, in the case of a proposed Advance,  would not,
be  ultimately   recoverable   by  the  Master   Servicer  from  related  Late
Collections,   Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  or
amounts     reimbursable    to    the    Master    Servicer     pursuant    to
Section 4.02(a) hereof.  To the extent  that any  Mortgagor  is not  obligated under the related  Mortgage  documents to pay or reimburse  any portion of any
Servicing  Advances that are outstanding  with respect to the related Mortgage
Loan as a  result  of a  modification  of  such  Mortgage  Loan by the  Master
Servicer,  which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master Servicer determines that no other source of payment  or  reimbursement  for such  advances  is  available  to it,  such
Servicing  Advances  shall  be  deemed  to  be  Nonrecoverable  Advances.  The determination  by  the  Master  Servicer  that  it has  made a  Nonrecoverable
Advance  or that  any  proposed  Advance  would  constitute  a  Nonrecoverable
Advance,  shall be  evidenced  by an  Officers'  Certificate  delivered to the
Company, the Trustee and any Certificate Insurer.

      Nonsubserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Notional  Amount:  With  respect to any Class or  Subclass  of  Interest
Only  Certificates,  an amount used as the principal basis for the calculation of any interest  payment amount,  as more  specifically  defined in the Series
Supplement.

      Obligation  to  Pay:  The  originally  executed  obligation  to  pay  or similar  agreement  evidencing  the  obligation of the consumer under a Sharia
Mortgage Loan, together with any modification thereto.

      Officers'  Certificate:  A  certificate  signed by the  Chairman  of the
Board,  the President or a Vice  President or Assistant Vice  President,  or a
Director or Managing Director, and by the Treasurer,  the Secretary, or one of
the  Assistant  Treasurers  or  Assistant  Secretaries  of the  Company or the
Master  Servicer,  as the  case  may be,  and  delivered  to the  Trustee,  as required by this Agreement.

      Opinion of  Counsel:  A written  opinion of  counsel  acceptable  to the
Trustee  and the Master  Servicer,  who may be counsel  for the Company or the
Master Servicer,  provided that any opinion of counsel  (i) referred to in the
definition   of   "Disqualified   Organization"   or   (ii) relating   to  the
qualification  of any REMIC formed under the Series  Supplement  or compliance with the REMIC Provisions must, unless otherwise  specified,  be an opinion of
Independent counsel.

      Outstanding  Mortgage  Loan:  As  to  any  Due  Date,  a  Mortgage  Loan
(including  an  REO  Property) which  was  not  the  subject  of  a  Principal
Prepayment in Full,  Cash  Liquidation  or REO  Disposition  and which was not purchased,  deleted  or  substituted  for prior to such Due Date  pursuant  to
Section 2.02, 2.03, 2.04 or 4.07.

      Ownership  Interest:  As to any  Certificate,  any ownership or security interest in such  Certificate,  including any interest in such  Certificate as the  Holder  thereof  and  any  other  interest  therein,  whether  direct  or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate:  As defined in the Series Supplement.

      Paying  Agent:  The Trustee or any successor  Paying Agent  appointed by the Trustee.

      Percentage  Interest:  With  respect to any  Certificate  (other  than a
Class R  Certificate),  the  undivided  percentage  ownership  interest in the related  Class  evidenced  by such  Certificate,  which  percentage  ownership interest shall be equal to the Initial  Certificate  Principal Balance thereof
or   Initial   Notional   Amount   (in   the   case  of  any   Interest   Only
Certificate) thereof  divided by the aggregate Initial  Certificate  Principal
Balance or the aggregate of the Initial Notional  Amounts,  as applicable,  of
all  the  Certificates  of  the  same  Class.   With  respect  to  a  Class  R
Certificate,  the  interest in  distributions  to be made with respect to such
Class evidenced thereby,  expressed as a percentage,  as stated on the face of each such Certificate.

      Permitted Investments:  One or more of the following:

      (i)   obligations  of or  guaranteed as to principal and interest by the
            United States or any agency or  instrumentality  thereof when such obligations  are backed by the full faith and credit of the United
            States;

      (ii)  repurchase     agreements    on    obligations     specified    in
            clause (i) maturing  not  more  than  one  month  from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase such  obligations are at the time rated by each  Rating  Agency  in its  highest  short-term  rating available;

      (iii) federal funds,  certificates  of deposit,  demand  deposits,  time deposits  and  bankers'  acceptances  (which  shall  each  have an original  maturity  of not more than 90 days  and,  in the case of bankers' acceptances,  shall in no event have an original maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days) denominated  in United States dollars of any U.S. depository institution  or trust company  incorporated  under the laws of the
            United States or any state thereof or of any domestic  branch of a foreign  depository  institution or trust  company;  provided that the  debt  obligations  of such  depository  institution  or trust company  (or, if the only Rating  Agency is Standard & Poor's,  in the case of the principal  depository  institution in a depository institution  holding  company,  debt obligations of the depository institution  holding  company) at the date of acquisition  thereof have been rated by each Rating  Agency in its  highest  short-term rating  available;  and provided  further that, if the only Rating
            Agency  is  Standard  &  Poor's  and if the  depository  or  trust company is a principal  subsidiary  of a bank holding  company and the debt obligations of such subsidiary are not separately  rated, the applicable  rating shall be that of the bank holding  company;
            and,  provided  further  that,  if the  original  maturity of such
            short-term   obligations  of  a  domestic   branch  of  a  foreign
            depository  institution or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

      (iv)  commercial paper and demand notes (having  original  maturities of not more than 365 days) of any corporation  incorporated under the laws of the United  States or any state  thereof which on the date of  acquisition  has  been  rated  by each  Rating  Agency  in its
            highest   short-term   rating   available;   provided   that  such
            commercial paper shall have a remaining  maturity of not more than
            30 days;

      (v)   a money market fund or a qualified  investment  fund rated by each
            Rating Agency in its highest long-term rating available; and

      (vi)  other  obligations  or  securities  that  are  acceptable  to each
            Rating  Agency as a Permitted  Investment  hereunder  and will not reduce the rating  assigned to any Class of  Certificates  by such
            Rating  Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing  Date by such Rating Agency, as evidenced in writing;

provided,  however,  no  instrument  shall  be a  Permitted  Investment  if it represents,  either  (1) the  right to receive  only  interest  payments  with respect to the  underlying  debt  instrument  or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such instrument  and the  principal  and  interest  payments  with  respect to such instrument  provide  a yield to  maturity  greater  than  120% of the yield to maturity  at par of such  underlying  obligations.  References  herein  to the highest  rating  available on unsecured  long-term  debt shall mean AAA in the case of  Standard  & Poor's  and  Fitch  and Aaa in the case of  Moody's,  and references  herein to the highest  rating  available on  unsecured  commercial paper and short-term debt  obligations  shall mean A-1 in the case of Standard
& Poor's,  P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch;  provided,  however, that any
Permitted  Investment  that  is a  short-term  debt  obligation  rated  A-1 by
Standard & Poor's must satisfy the following  additional  conditions:  (i) the total  amount of debt from A-1 issuers  must be limited to the  investment  of
monthly   principal  and  interest   payments   (assuming   fully   amortizing
collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal  Balance of the
Certificates   and  each   investment   must  not   mature   beyond  30  days;
(iii) investments  in A-1 rated  securities  are not  eligible for the Reserve
Fund;  (iv) the  terms of the debt  must  have a  predetermined  fixed  dollar amount  of  principal  due at  maturity  that  cannot  vary;  and  (v) if  the investments  may be liquidated  prior to their maturity or are being relied on to meet a  certain  yield,  interest  must be tied to a single  interest  rate index plus a single fixed spread (if any) and must move  proportionately  with that index.  Any  Permitted  Investment  may be held by or through the Trustee or its Affiliates.

      Permitted  Transferee:  Any Transferee of a Class R  Certificate,  other than a Disqualified Organization or Non-United States Person.

      Person:   Any  individual,   corporation,   limited  liability  company,
partnership,   joint  venture,   association,   joint-stock  company,   trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

      Pledged  Amount:  With respect to any Pledged Asset Loan,  the amount of money  remitted to Combined  Collateral  LLC, at the  direction  of or for the benefit of the related Mortgagor.

      Pledged  Asset Loan:  Any Mortgage Loan  supported by Pledged  Assets or such other collateral,  other than the related Mortgaged  Property,  set forth in the Series Supplement.

      Pledged   Assets:   With  respect  to  any  Mortgage  Loan,  all  money,
securities,    security   entitlements,    accounts,    general   intangibles,
instruments,  documents,  certificates of deposit,  commodities  contracts and other  investment  property and other property of whatever kind or description pledged by Combined  Collateral  LLC as  security  in respect of any  Realized
Losses in  connection  with such  Mortgage  Loan up to the Pledged  Amount for such Mortgage Loan, and any related  collateral,  or such other  collateral as may be set forth in the Series Supplement.

      Pledged Asset Mortgage Servicing  Agreement:  The Pledged Asset Mortgage
Servicing  Agreement,  dated as of  February  28,  1996  between  MLCC and the
Master Servicer.

      Pooling  and  Servicing  Agreement  or  Agreement:  With  respect to any
Series, this Standard Terms together with the related Series Supplement.

      Pool  Stated  Principal  Balance:  As  to  any  Distribution  Date,  the
aggregate of the Stated Principal Balances of each Mortgage Loan.

      Pool Strip Rate:  With respect to each  Mortgage  Loan, a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such  Mortgage  Loan over
(b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

      Prepayment  Distribution  Trigger: With respect to any Distribution Date
and  any  Class  of  Subordinate   Certificates  (other  than  the  Class  M-1
Certificates),  a test that shall be satisfied if the fraction (expressed as a percentage) equal  to the sum of the  Certificate  Principal  Balances of such
Class and each Class of  Subordinate  Certificates  with a Lower Priority than such  Class  immediately  prior  to  such  Distribution  Date  divided  by the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related
REO  Properties) immediately  prior to such  Distribution Date is greater than or equal to the sum of the related Initial  Subordinate  Class  Percentages of such Classes of Subordinate Certificates.

      Prepayment  Interest  Shortfall:  As to any  Distribution  Date  and any
Mortgage Loan (other than a Mortgage  Loan  relating to an REO  Property) that was the subject of (a) a  Principal  Prepayment  in Full during the portion of the related  Prepayment  Period that falls during the prior calendar month, an amount equal to the excess of one month's  interest at the Net  Mortgage  Rate
(or  Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the  Stated  Principal  Balance  of such  Mortgage  Loan  over the  amount  of interest  (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in
the case of a Modified  Mortgage  Loan)) paid  by the Mortgagor for such month to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar month,  an amount equal to one month's  interest at the Net
Mortgage  Rate  (or  Modified  Net  Mortgage  Rate in the  case of a  Modified
Mortgage Loan) on the amount of such Curtailment.

      Prepayment   Period:   As  to  any   Distribution   Date  and  Principal
Prepayment in Full,  the period  commencing on the 16th day of the month prior to the month in which  that  Distribution  Date  occurs and ending on the 15th day of the month in which such Distribution Date occurs.

      Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty
insurance   or   any   replacement    policy    therefor    referred   to   in
Section 2.03(b)(iv) and (v).

      Principal Only  Certificates:  A Class of  Certificates  not entitled to payments of interest,  and more specifically  designated as such in the Series
Supplement.

      Principal  Prepayment:  Any payment of principal or other  recovery on a
Mortgage  Loan,  including  a  recovery  that  takes  the form of  Liquidation
Proceeds or Insurance Proceeds,  which is received in advance of its scheduled
Due Date and is not  accompanied  by an  amount  as to  interest  representing scheduled  interest  on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal  Prepayment in Full:  Any  Principal  Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

      Program  Guide:  Collectively,  the Client Guide and the Servicer  Guide
for  Residential  Funding's  mortgage  loan  purchase  and  conduit  servicing program and all  supplements and amendments  thereto  published by Residential
Funding from time to time.

      Purchase   Price:   With   respect   to  any   Mortgage   Loan  (or  REO
Property) required  to be or  otherwise  purchased  on any  date  pursuant  to
Section 2.02,  2.03,  2.04 or 4.07,  an amount equal to the sum of (i) 100% of the  Stated  Principal  Balance  thereof  plus the  principal  portion  of any
related  unreimbursed   Advances  and  (ii) unpaid  accrued  interest  at  the
Adjusted  Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing  Fee is  calculated in the case of a Modified  Mortgage
Loan) (or at the Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) in  the case of a  purchase  made by the Master
Servicer) on the Stated  Principal  Balance thereof to the Due Date in the Due
Period related to the  Distribution  Date occurring in the month following the month of  purchase  from the Due Date to which  interest  was last paid by the
Mortgagor.

      Qualified  Substitute  Mortgage  Loan: A Mortgage  Loan  substituted  by
Residential  Funding or the Company for a Deleted Mortgage Loan which must, on the  date of such  substitution,  as  confirmed  in an  Officers'  Certificate delivered to the Trustee, with a copy to the Custodian,

      (i)   have an  outstanding  principal  balance,  after  deduction of the principal  portion  of the  monthly  payment  due in the  month of substitution  (or in the case of a  substitution  of more than one
            Mortgage   Loan  for  a  Deleted   Mortgage   Loan,  an  aggregate
            outstanding  principal  balance,  after  such  deduction),  not in excess of the Stated  Principal  Balance of the  Deleted  Mortgage
            Loan (the amount of any  shortfall to be deposited by  Residential
            Funding in the Custodial Account in the month of substitution);

      (ii)  have a  Mortgage  Rate and a Net  Mortgage  Rate no lower than and not more than 1% per annum higher than the  Mortgage  Rate and Net
            Mortgage Rate,  respectively,  of the Deleted  Mortgage Loan as of the date of substitution;

      (iii) have a  Loan-to-Value  Ratio at the time of substitution no higher
            than  that  of  the   Deleted   Mortgage   Loan  at  the  time  of
            substitution;

      (iv)  have a remaining  term to stated  maturity  not greater  than (and not more than one year less  than) that  of the  Deleted  Mortgage
            Loan;

      (v)   comply  with  each   representation  and  warranty  set  forth  in
            Sections  2.03 and 2.04  hereof and  Section 4  of the  Assignment
            Agreement; and

      (vi)  have a Pool  Strip  Rate  equal  to or  greater  than  that of the
            Deleted Mortgage Loan.

Notwithstanding   any  other  provisions  herein,   (x) with  respect  to  any
Qualified  Substitute  Mortgage Loan  substituted for a Deleted  Mortgage Loan which was a Discount  Mortgage Loan, such Qualified  Substitute  Mortgage Loan shall  be  deemed  to be a  Discount  Mortgage  Loan  and to  have a  Discount
Fraction  equal to the  Discount  Fraction  of the Deleted  Mortgage  Loan and
(y) in  the  event  that the "Pool  Strip  Rate" of any  Qualified  Substitute
Mortgage  Loan as calculated  pursuant to the  definition of "Pool Strip Rate"
is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

      (i)   the Pool Strip Rate of such  Qualified  Substitute  Mortgage  Loan shall  be  equal to the Pool  Strip  Rate of the  related  Deleted
            Mortgage Loan for purposes of calculating  the  Pass-Through  Rate on the Class A-V Certificates and

      (ii)  the  excess of the Pool Strip  Rate on such  Qualified  Substitute
            Mortgage  Loan as calculated  pursuant to the  definition of "Pool
            Strip  Rate"  over  the Pool  Strip  Rate on the  related  Deleted
            Mortgage  Loan  shall  be  payable  to the  Class  R  Certificates pursuant to Section 4.02 hereof.

      Rating  Agency:   Each  of  the   statistical   credit  rating  agencies
specified  in the  Preliminary  Statement  of the  Series  Supplement.  If any
agency or a successor  is no longer in  existence,  "Rating  Agency"  shall be such statistical credit rating agency, or other comparable Person,  designated by the Company,  notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss:  With respect to each Mortgage Loan (or REO Property):

      (a)...as to which a Cash  Liquidation or REO  Disposition  has occurred, an amount (not less than  zero) equal to (i) the Stated  Principal  Balance of the Mortgage Loan (or REO  Property) as of the date of Cash Liquidation or REO
Disposition,  plus (ii) interest (and REO Imputed Interest, if any) at the Net
Mortgage  Rate  from  the Due  Date as to  which  interest  was  last  paid or advanced to  Certificateholders  up to the Due Date in the Due Period  related to the  Distribution  Date on  which  such  Realized  Loss  will be  allocated pursuant to  Section 4.05  on the Stated  Principal  Balance of such  Mortgage
Loan (or REO  Property) outstanding  during each Due Period that such interest was not paid or advanced,  minus (iii) the  proceeds,  if any, received during the month in which such Cash  Liquidation  (or REO  Disposition) occurred,  to the extent  applied as  recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan,  net of the portion  thereof  reimbursable  to the Master  Servicer  or any  Subservicer  with  respect to related  Advances,
Servicing  Advances  or other  expenses  as to which the  Master  Servicer  or
Subservicer  is entitled to  reimbursement  thereunder but which have not been previously reimbursed,

      (b)...which is the  subject  of a  Servicing  Modification,  (i) (1) the amount by which the  interest  portion of a Monthly  Payment or the  principal balance of such  Mortgage Loan was reduced or (2) the sum of any other amounts owing  under  the  Mortgage  Loan  that  were  forgiven  and  that  constitute
Servicing  Advances  that  are  reimbursable  to  the  Master  Servicer  or  a
Subservicer,  and (ii) any such amount with respect to a Monthly  Payment that was or would  have been due in the month  immediately  following  the month in which a Principal  Prepayment  or the Purchase  Price of such Mortgage Loan is received or is deemed to have been received,

      (c)...which  has  become  the  subject  of a  Deficient  Valuation,  the difference  between the  principal  balance of the Mortgage  Loan  outstanding immediately  prior to such  Deficient  Valuation and the principal  balance of the Mortgage Loan as reduced by the Deficient Valuation, or

      (d)...which has  become  the  object of a Debt  Service  Reduction,  the amount of such Debt Service Reduction.

Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service
Reduction  shall be deemed a  Realized  Loss  hereunder  so long as the Master
Servicer  has  notified  the  Trustee in writing  that the Master  Servicer is diligently  pursuing  any  remedies  that  may  exist in  connection  with the representations  and warranties  made regarding the related  Mortgage Loan and either  (A) the  related  Mortgage  Loan  is not in  default  with  regard  to payments due thereunder or  (B) delinquent  payments of principal and interest under the related  Mortgage  Loan and any premiums on any  applicable  primary hazard  insurance  policy and any related  escrow  payments in respect of such
Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either  case  without  giving  effect to any Debt  Service
Reduction.

To the extent the Master Servicer receives Subsequent  Recoveries with respect to any Mortgage  Loan,  the amount of the  Realized  Loss with respect to that
Mortgage  Loan will be reduced to the extent  such  recoveries  are applied to reduce the Certificate  Principal  Balance of any Class of Certificates on any
Distribution Date.

      Record  Date:  With  respect  to each  Distribution  Date,  the close of business on the last  Business  Day of the month next  preceding  the month in which the related Distribution Date occurs.

      Regular  Certificate:  Any of the  Certificates  other  than a  Class  R
Certificate.

      Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation
AB), 17 C.F.R.ss.ss.229.1100-229.1123,  as such may be amended from time to time, and subject to such  clarification and interpretation as have been provided by the Commission in the adopting release  (Asset-Backed  Securities,  Securities
Act Release No. 33-8518,  70 Fed. Reg.  1,506,  1,531 (January 7, 2005)) or by
the staff of the  Commission,  or as may be provided by the  Commission or its staff from time to time.

      Reimbursement Amounts: As defined in Section 3.22.

      Relief Act: The Servicemembers  Civil Relief Act or similar  legislation or regulations as in effect from time to time.

      Relief Act  Shortfalls:  Shortfalls  in interest  payable by a Mortgagor that are not collectible from the Mortgagor pursuant to the Relief Act.

      REMIC: A "real estate  mortgage  investment  conduit" within the meaning of Section 860D of the Code.

      REMIC  Administrator:  Residential Funding Company,  LLC. If Residential
Funding  Company,  LLC is  found by a court of  competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this
Agreement  the Master  Servicer  or Trustee  acting as Master  Servicer  shall appoint a successor  REMIC  Administrator,  subject to assumption of the REMIC
Administrator obligations under this Agreement.

      REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment  conduits,  which  appear at  Sections  860A through  860G  of  Subchapter  M  of  Chapter  1  of  the  Code,  and  related provisions,  and  temporary  and final  regulations  (or,  to the  extent  not
inconsistent   with   such   temporary   or   final   regulations,    proposed
regulations) and  published  rulings,  notices and  announcements  promulgated thereunder, as the foregoing may be in effect from time to time.

      REO  Acquisition:  The  acquisition by the Master  Servicer on behalf of the  Trustee  for the benefit of the  Certificateholders  of any REO  Property pursuant to Section 3.14.

      REO Disposition:  As to any REO Property,  a determination by the Master
Servicer that it has received all Insurance  Proceeds,  Liquidation  Proceeds,
REO Proceeds and other payments and recoveries  (including proceeds of a final sale) which the Master  Servicer  expects to be finally  recoverable  from the sale or other disposition of the REO Property.

      REO  Imputed  Interest:  As to any  REO  Property,  for any  period,  an amount  equivalent  to interest (at the Net Mortgage Rate that would have been applicable  to the  related  Mortgage  Loan  had it been  outstanding) on  the unpaid  principal  balance of the Mortgage Loan as of the date of  acquisition thereof for such period.

      REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any
REO Property (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property  or,  with  respect to a  Cooperative  Loan,  the related  Cooperative  Apartment) which  proceeds  are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO  Property:  A Mortgaged  Property  acquired  by the Master  Servicer through  foreclosure  or  deed in lieu of  foreclosure  in  connection  with a defaulted Mortgage Loan.

      Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject  to an  interest  rate  reduction,  (ii) has  been  subject  to a term extension or (iii) has had amounts owing on such Mortgage Loan  capitalized by adding  such amount to the Stated  Principal  Balance of such  Mortgage  Loan;
provided,   however,   that  a  Mortgage  Loan  modified  in  accordance  with
clause (i) above  for a temporary  period shall not be a  Reportable  Modified
Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification  if that interest rate reduction is not made permanent thereafter.

      Request  for  Release:  A request  for  release,  the forms of which are attached as Exhibit F hereto,  or an electronic  request in a form  acceptable to the Custodian.

      Required  Insurance  Policy:  With  respect to any  Mortgage  Loan,  any insurance  policy which is required to be  maintained  from time to time under this  Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

      Required  Surety  Payment:  With  respect to any  Additional  Collateral
Loan that becomes a Liquidated  Mortgage Loan, the lesser of (i) the principal portion of the Realized  Loss with respect to such  Mortgage Loan and (ii) the excess,  if any,  of  (a) the  amount of  Additional  Collateral  required  at origination  with  respect to such  Mortgage  Loan over  (b) the net  proceeds realized by the Subservicer from the related Additional Collateral.

      Residential  Funding:  Residential  Funding  Company,  LLC,  a  Delaware
limited liability company,  in its capacity as seller of the Mortgage Loans to the Company  and not in its  capacity as Master  Servicer,  and any  successor thereto.

      Responsible  Officer:  When  used  with  respect  to  the  Trustee,  any officer of the  Corporate  Trust  Department  of the  Trustee,  including  any
Senior Vice President,  any Vice President,  any Assistant Vice President, any
Assistant  Secretary,  any Trust Officer or Assistant  Trust  Officer,  or any
other  officer of the  Trustee  customarily  performing  functions  similar to those performed by any of the above designated  officers to whom, with respect to a  particular  matter,  such matter is  referred,  in each case with direct responsibility for the administration of the Agreements.

      Retail  Certificates:  A Senior Certificate,  if any, offered in smaller minimum  denominations than other Senior Certificates,  and designated as such in the Series Supplement.

      Schedule  of  Discount   Fractions:   The  schedule  setting  forth  the
Discount  Fractions with respect to the Discount  Mortgage Loans,  attached as an exhibit to the Series Supplement.

      Securitization  Transaction:  Any transaction  involving a sale or other transfer of mortgage  loans  directly or  indirectly  to an issuing  entity in connection with an issuance of publicly offered or privately placed,  rated or unrated mortgage-backed securities.

      Security  Agreement:  With respect to a Cooperative  Loan, the agreement creating  a  security  interest  in favor  of the  originator  in the  related
Cooperative Stock.

      Seller:  As to any Mortgage Loan, a Person,  including any  Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's  Agreement:  An  agreement  for  the  origination  and  sale of
Mortgage  Loans  generally in the form of the Seller  Contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master  Servicer  and the Company,  each  containing  representations  and warranties  in  respect  of one  or  more  Mortgage  Loans  consistent  in all material respects with those set forth in the Program Guide.

      Senior  Accelerated  Distribution   Percentage:   With  respect  to  any
Distribution  Date  occurring on or prior to the 60th  Distribution  Date and, with respect to any Mortgage  Pool  comprised of two or more Loan Groups,  any
Loan Group,  100%.  With respect to any  Distribution  Date thereafter and any such Loan Group, if applicable, as follows:

      (i)   for any Distribution  Date after the 60th Distribution Date but on or  prior  to the  72nd  Distribution  Date,  the  related  Senior
            Percentage  for such  Distribution  Date  plus 70% of the  related
            Subordinate Percentage for such Distribution Date;

      (ii)  for any Distribution  Date after the 72nd Distribution Date but on or  prior  to the  84th  Distribution  Date,  the  related  Senior
            Percentage  for such  Distribution  Date  plus 60% of the  related
            Subordinate Percentage for such Distribution Date;

      (iii) for any Distribution  Date after the 84th Distribution Date but on or  prior  to the  96th  Distribution  Date,  the  related  Senior
            Percentage  for such  Distribution  Date  plus 40% of the  related
            Subordinate Percentage for such Distribution Date;

      (iv)  for any Distribution  Date after the 96th Distribution Date but on or  prior to the  108th  Distribution  Date,  the  related  Senior
            Percentage  for such  Distribution  Date  plus 20% of the  related
            Subordinate Percentage for such Distribution Date; and

      (v)   for any Distribution  Date thereafter,  the Senior  Percentage for such Distribution Date;

provided, however,

      (i)   that  any   scheduled   reduction   to  the   Senior   Accelerated
            Distribution  Percentage described above shall not occur as of any
            Distribution Date unless either

            (a)(1)(X)   the  outstanding  principal  balance  of the  Mortgage
      Loans delinquent 60 days or more (including  Mortgage Loans which are in foreclosure,  have been  foreclosed  or  otherwise  liquidated,  or with respect to which the  Mortgagor is in  bankruptcy  and any REO Property)
      averaged  over the last six months,  as a  percentage  of the  aggregate
      outstanding   Certificate   Principal   Balance   of   the   Subordinate
      Certificates,  is less than 50% or (Y) the outstanding principal balance of Mortgage Loans  delinquent 60 days or more (including  Mortgage Loans which are in foreclosure,  have been foreclosed or otherwise liquidated, or with  respect to which the  Mortgagor  is in  bankruptcy  and any REO
      Property)  averaged  over the last six months,  as a  percentage  of the aggregate  outstanding  principal balance of all Mortgage Loans averaged over the last six months,  does not exceed 2% and (2) Realized Losses on the  Mortgage  Loans  to date for such  Distribution  Date if  occurring during  the  sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter) after  the Closing Date are less than 30%,  35%, 40%, 45% or
      50%,  respectively,  of the  sum of the  Initial  Certificate  Principal
      Balances of the Subordinate Certificates or

            (b)(1)      the  outstanding  principal  balance of Mortgage Loans
      delinquent  60 days or  more  (including  Mortgage  Loans  which  are in foreclosure,  have been  foreclosed  or  otherwise  liquidated,  or with respect to which the  Mortgagor is in  bankruptcy  and any REO Property)
      averaged  over the last six months,  as a  percentage  of the  aggregate outstanding  principal  balance of all Mortgage  Loans averaged over the last six  months,  does not  exceed  4% and  (2) Realized  Losses on the
      Mortgage Loans to date for such  Distribution  Date, if occurring during
      the  sixth,   seventh,   eighth,  ninth  or  tenth  year  (or  any  year
      thereafter) after  the Closing Date are less than 10%,  15%, 20%, 25% or
      30%,  respectively,  of the  sum of the  Initial  Certificate  Principal
      Balances of the Subordinate Certificates, and

      (ii)  that for any Distribution  Date on which the Senior  Percentage is greater than the Senior  Percentage  as of the Closing  Date,  the
            Senior Accelerated  Distribution  Percentage for such Distribution
            Date shall be 100%,  or, if the Mortgage  Pool is comprised of two or more  Loan  Groups,  for any  Distribution  Date on  which  the weighted  average of the Senior  Percentages  for each Loan Group, weighted  on the basis of the  Stated  Principal  Balances  of the
            Mortgage  Loans in the related  Loan Group,  exceeds the  weighted average of the  initial  Senior  Percentages  (calculated  on such basis) for  each  Loan  Group,  each  of  the  Senior  Accelerated
            Distribution  Percentages  for such  Distribution  Date will equal
            100%.

Notwithstanding   the  foregoing,   upon  the  reduction  of  the  Certificate
Principal  Balances of the related Senior  Certificates  (other than the Class
A-P   Certificates,   if  any) to  zero,   the  related   Senior   Accelerated
Distribution Percentage shall thereafter be 0%.

      Senior Certificate:  As defined in the Series Supplement.

      Senior Percentage:  As defined in the Series Supplement.

      Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior  Certificates and designated as such in the Preliminary Statement of the Series Supplement.

      Series:  All  of the  Certificates  issued  pursuant  to a  Pooling  and
Servicing Agreement and bearing the same series designation.

      Series  Supplement:  The  agreement  into which this  Standard  Terms is incorporated  and pursuant to which,  together  with this  Standard  Terms,  a
Series of Certificates is issued.

      Servicing  Accounts:  The  account or accounts  created  and  maintained pursuant to Section 3.08.

      Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated  event by the Master  Servicer or a Subservicer in the performance of its servicing obligations,  including,  but not limited to, the cost of  (i) the  preservation,  restoration  and  protection  of a  Mortgaged
Property  or, with  respect to a  Cooperative  Loan,  the related  Cooperative
Apartment,   (ii) any   enforcement   or   judicial   proceedings,   including
foreclosures,  including  any  expenses  incurred  in  relation  to  any  such proceedings  that result from the Mortgage  Loan being  registered on the MERS
System,  (iii) the  management and  liquidation of any REO Property,  (iv) any
mitigation  procedures  implemented  in  accordance  with  Section 3.07,   and
(v) compliance  with the obligations  under Sections 3.01,  3.08,  3.12(a) and
3.14,  including,  if the  Master  Servicer  or any  Affiliate  of the  Master
Servicer provides services such as appraisals and brokerage  services that are customarily  provided  by Persons  other than  servicers  of  mortgage  loans, reasonable compensation for such services.

      Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

      Servicing  Criteria:   The  "servicing   criteria"  set  forth  in  Item
1122(d) of Regulation AB, as such may be amended from time to time.

      Servicing  Fee:  With  respect  to any  Mortgage  Loan and  Distribution
Date,  the fee  payable  monthly to the Master  Servicer  in respect of master servicing  compensation  that  accrues  at an annual  rate  designated  on the
Mortgage Loan  Schedule as the "MSTR SERV FEE" for such Mortgage  Loan, as may be  adjusted  with  respect to  successor  Master  Servicers  as  provided  in
Section 7.02.

      Servicing  Modification:  Any  reduction of the interest  rate on or the outstanding  principal  balance of a Mortgage Loan, any extension of the final maturity  date  of a  Mortgage  Loan,  and  any  increase  to the  outstanding principal  balance  of a  Mortgage  Loan by  adding  to the  Stated  Principal
Balance  unpaid  principal  and  interest  and other  amounts  owing under the
Mortgage  Loan,  in each case  pursuant to a  modification  of a Mortgage Loan that is in default,  or for which,  in the  judgment  of the Master  Servicer, default is reasonably foreseeable, in accordance with Section 3.07(a).

      Servicing  Officer:  Any officer of the Master Servicer  involved in, or responsible for, the  administration and servicing of the Mortgage Loans whose name and specimen  signature appear on a list of servicing  officers furnished to the Trustee by the Master  Servicer,  as such list may from time to time be amended.

      Sharia  Mortgage  Loan: A declining  balance  co-ownership  transaction, structured so as to comply with Islamic religious law.

      Sharia  Mortgage  Loan  Co-Ownership   Agreement:   The  agreement  that
defines the  relationship  between the  consumer and co-owner and the parties'
respective  rights under a Sharia Mortgage Loan,  including  their  respective rights with  respect to the  indicia of  ownership  of the  related  Mortgaged
Property.

      Sharia  Mortgage  Loan  Security  Instrument:  The  mortgage,   security
instrument or other comparable  instrument  creating a first lien on an estate in fee simple or leasehold  interest in real  property  securing an Obligation to Pay.

      Special  Hazard  Loss:  Any  Realized  Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged  Property (or, with respect to a Cooperative  Loan, the related  Cooperative  Apartment) suffered  by such
Mortgaged  Property (or Cooperative  Apartment) on  account of direct physical loss,  exclusive  of (i) any  loss of a type  covered by a hazard  policy or a flood insurance  policy required to be maintained in respect of such Mortgaged
Property pursuant to  Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any  coinsurance  provision  and (ii) any
Extraordinary Loss.

      Standard & Poor's:  Standard & Poor's,  a  division  of The  McGraw-Hill
Companies, Inc., or its successor in interest.

      Stated Principal  Balance:  With respect to any Mortgage Loan or related
REO  Property,  at any  given  time,  (i) the  sum  of  (a) the  Cut-off  Date
Principal  Balance  of the  Mortgage  Loan  plus  (b) any  amount by which the
Stated  Principal  Balance of the  Mortgage  Loan is  increased  pursuant to a
Servicing  Modification,  minus (ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage  Loan or REO Property during  each Due Period  ending  prior to the most  recent  Distribution  Date which were received or with respect to which an Advance was made,  and (b) all
Principal Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as recoveries of principal in accordance  with
Section 3.14 with respect to such Mortgage Loan or REO Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution
Date, and (c) any Realized Loss allocated to  Certificateholders  with respect thereto for any previous Distribution Date.

      Successor Master Servicer: As defined in Section 3.22.

      Subclass:  With  respect  to the Class A-V  Certificates,  any  Subclass thereof issued pursuant to  Section 5.01(c).  Any such Subclass will represent the Uncertificated  Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

      Subordinate  Certificate:  Any one of the Class M Certificates  or Class
B Certificates,  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit B and Exhibit
C, respectively.

      Subordinate  Class  Percentage:  With respect to any  Distribution  Date and  any  Class  of  Subordinate  Certificates,  a  fraction,  expressed  as a percentage,  the  numerator of which is the  aggregate  Certificate  Principal
Balance of such Class of Subordinate  Certificates  immediately  prior to such date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans (or  related  REO  Properties) (other  than the related Discount  Fraction of each Discount Mortgage  Loan) immediately  prior to such Distribution Date.

      Subordinate  Percentage:  As of any Distribution  Date and, with respect to any Mortgage  Pool  comprised  of two or more Loan Groups,  any Loan Group,
100% minus the related Senior Percentage as of such Distribution Date.

      Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by  the  Master  Servicer  (net  of  any  related  expenses  permitted  to  be reimbursed  pursuant to  Section 3.10) or  surplus  amounts held by the Master
Servicer  to  cover  estimated  expenses  (including,   but  not  limited  to,
recoveries  in  respect  of the  representations  and  warranties  made by the related Seller pursuant to the applicable  Seller's  Agreement and assigned to the Trustee pursuant to Section 2.04) specifically  related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition  prior to the related Prepayment Period that resulted in a Realized Loss.

      Subserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of reference thereto, is subject to a Subservicing Agreement.

      Subservicer:  Any Person with whom the Master  Servicer has entered into a  Subservicing  Agreement and who generally  satisfied the  requirements  set forth in the Program  Guide in respect of the  qualification  of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related  Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

      Subservicing  Account:  An  account  established  by  a  Subservicer  in accordance with Section 3.08.

      Subservicing   Agreement:   The  written  contract  between  the  Master
Servicer and any  Subservicer  relating to  servicing  and  administration  of certain Mortgage Loans as provided in  Section 3.02,  generally in the form of the servicer  contract  referred to or  contained  in the Program  Guide or in such other form as has been  approved by the Master  Servicer and the Company.
With  respect  to  Additional   Collateral  Loans  subserviced  by  MLCC,  the
Subservicing   Agreement  shall  also  include  the  Addendum  and  Assignment
Agreement and the Pledged Asset Mortgage Servicing Agreement.  With respect to any Pledged Asset Loan  subserviced  by GMAC  Mortgage,  LLC, the Addendum and
Assignment  Agreement,  dated as of  November  24,  1998,  between  the Master
Servicer and GMAC  Mortgage,  LLC, as such  agreement may be amended from time to time.

      Subservicing  Fee: As to any Mortgage Loan,  the fee payable  monthly to the related  Subservicer (or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in  respect of  subservicing  and other  compensation that accrues at an annual rate equal to the excess of the Mortgage  Rate borne by the  related  Mortgage  Note  over  the rate per  annum  designated  on the
Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

      Surety:  Ambac,  or its successors in interest,  or such other surety as may be identified in the Series Supplement.

      Surety Bond:  The Limited  Purpose  Surety Bond  (Policy No.  AB0039BE),
dated  February 28, 1996 in respect to Mortgage  Loans  originated by MLCC, or the Surety  Bond  (Policy  No.  AB0240BE),  dated March 17, 1999 in respect to
Mortgage Loans originated by Novus Financial Corporation,  in each case issued by Ambac for the benefit of certain  beneficiaries,  including the Trustee for the  benefit of the Holders of the  Certificates,  but only to the extent that such Surety Bond covers any Additional  Collateral Loans, or such other Surety
Bond as may be identified in the Series Supplement.

      Tax Returns:  The federal income tax return on Internal  Revenue Service
Form 1066,  U.S. Real Estate  Mortgage  Investment  Conduit Income Tax Return,
including  Schedule Q thereto,  Quarterly Notice to Residual  Interest Holders of REMIC Taxable Income or Net Loss Allocation,  or any successor forms, to be filed on behalf of any REMIC formed under the Series  Supplement and under the
REMIC  Provisions,  together  with any and all other  information,  reports or returns  that may be required to be  furnished  to the  Certificateholders  or filed  with the  Internal  Revenue  Service or any other  governmental  taxing authority under any applicable provisions of federal, state or local tax laws.

      Transaction Party: As defined in Section 12.02(a).

      Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

      Transferee:  Any Person  who is  acquiring  by  Transfer  any  Ownership
Interest in a Certificate.

      Transferor:  Any Person who is  disposing  by Transfer of any  Ownership
Interest in a Certificate.

      Trust Fund:  The segregated pool of assets consisting of:

      (i)   the Mortgage  Loans and the related  Mortgage Files and collateral securing such Mortgage Loans,

      (ii)  all payments on and  collections  in respect of the Mortgage Loans due after the Cut-off  Date (other than  Monthly  Payments  due in the  month of the  Cut-Off  Date) as  shall be on  deposit  in the
            Custodial Account or in the Certificate  Account and identified as belonging  to the Trust  Fund,  including  the  proceeds  from the
            liquidation   of   Additional   Collateral   for  any   Additional
            Collateral  Loan or Pledged Assets for any Pledged Asset Loan, but
            not including  amounts on deposit in the Initial  Monthly  Payment
            Fund,

      (iii) property  that secured a Mortgage  Loan and that has been acquired for the benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure,

      (iv)  the hazard insurance policies and Primary Insurance  Policies,  if any, the Pledged  Assets with respect to each Pledged  Asset Loan, and the  interest  in the Surety Bond  transferred  to the Trustee pursuant to Section 2.01,

      (v)   the Initial Monthly Payment Fund, and

      (vi)  all proceeds of clauses (i) through (v) above.

      Trustee Information:  As specified in Section 12.05(a)(i)(A).

      Underwriter:  As defined in the Series Supplement.

      Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration of such property is not fully reimbursable by the hazard insurance policies.

      United  States  Person:  A citizen or resident of the United  States,  a corporation,  partnership  or other entity  created or organized  in, or under the laws of, the United  States,  provided  that,  for purposes  solely of the restrictions  on the transfer of residual  interests,  no partnership or other entity treated as a partnership  for United States federal income tax purposes shall be treated as a United  States  Person  unless all  persons  that own an interest  in such  partnership  either  directly or through any entity that is not a corporation  for United States  federal income tax purposes are required by the applicable  operating agreement to be United States Persons,  any state thereof, or the District of Columbia (except in the case of a partnership,  to the extent  provided in Treasury  regulations) or  any  political  subdivision thereof,  or an estate  that is  described  in  Section 7701(a)(30)(D) of  the
Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

      Voting  Rights:  The  portion  of  the  voting  rights  of  all  of  the
Certificates  which is allocated  to any  Certificate,  and more  specifically designated in Article XI of the Series Supplement.

Section 1.02.     Use of Words and Phrases.

      "Herein,"    "hereby,"    "hereunder,"     'hereof,"     "hereinbefore,"
"hereinafter"  and other  equivalent  words refer to the Pooling and Servicing
Agreement  as  a  whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall mean the corresponding  Articles,  Sections and Subsections in the Pooling and  Servicing  Agreement.  The  definitions  set forth  herein include both the singular and the plural.

      References in the Pooling and  Servicing  Agreement to "interest" on and
"principal"  of the  Mortgage  Loans  shall mean,  with  respect to the Sharia
Mortgage Loans,  amounts in respect profit payments and acquisition  payments, respectively.

ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)   The Company,  concurrently with the execution and delivery hereof,  does hereby  assign  to the  Trustee  without  recourse  all the  right,  title and interest of the Company in and to the Mortgage  Loans,  including all interest and  principal  received on or with  respect to the  Mortgage  Loans after the
Cut-off  Date  (other than  payments  of  principal  and  interest  due on the
Mortgage  Loans in the month of the Cut-off  Date).  In  connection  with such transfer and  assignment,  the Company does hereby  deliver to the Trustee the
Certificate  Policy  (as  defined  in the  Series  Supplement),  if  any.  The
Company,  the Master  Servicer  and the Trustee  agree that it is not intended that any mortgage loan be included in the Trust that is (i) a  "High-Cost Home
Loan" as defined in the New Jersey Home  Ownership Act effective  November 27,
2003,  (ii) a  "High-Cost  Home Loan" as  defined in the New Mexico  Home Loan
Protection  Act  effective  January 1, 2004,  (iii) a "High Cost Home Mortgage
Loan" as defined in the  Massachusetts  Predatory Home Practices Act effective
November  7, 2004 or (iv) a  "High-Cost  Home Loan" as defined in the  Indiana
House Enrolled Act No. 1229, effective as of January 1, 2005.

(b)   In  connection  with such  assignment,  except  as set forth in  Section
2.01(c) and subject to Section 2.01(d) below, the Company does hereby:

            (I) with respect to each Mortgage  Loan so assigned  (other than a
      Cooperative  Loan or a Sharia Mortgage Loan) (1) in the case of all such
      Mortgage  Loans,  deliver to and deposit with the Master Servicer (or an
      Affiliate of the Master  Servicer)  each of the documents or instruments described in clause (ii) below (and the Master  Servicer  shall hold (or cause such  Affiliate to hold) such  documents or  instruments  in trust for the use and benefit of all  present and future  Certificateholders),
      (2) with  respect to each MOM Loan,  deliver to, and deposit  with,  the
      Trustee,  or to and with one or more  Custodians,  as the duly appointed agent or  agents of the  Trustee  for such  purpose,  the  documents  or instruments  described in clauses (i) and (v) below, (3) with respect to each  Mortgage  Loan  that is not a MOM  Loan but is  registered  on the
      MERS(R)System,  deliver to, and deposit with, the Trustee, or to and with one or more  Custodians,  as the duly  appointed  agent or agents of the
      Trustee for such  purpose,  the  documents or  instruments  described in clauses (i),  (iv) and (v) below and (4) with  respect to each  Mortgage
      Loan that is not a MOM Loan and is not  registered  on the MERS(R)System, deliver to, and deposit  with,  the Trustee,  or to and with one or more
      Custodians,  as the duly  appointed  agent or agents of the  Trustee for such  purpose,  the documents or  instruments  described in clauses (i),
      (iii), (iv) and (v) below:

(i)   The original  Mortgage Note,  endorsed  without recourse to the order of the  Trustee  and showing an  unbroken  chain of  endorsements  from the originator  thereof to the Person  endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage Note, an original lost note affidavit from  the  related  Seller  or  Residential  Funding  stating  that  the original Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note.

(ii)  The  original  Mortgage,  noting the presence of the MIN of the Mortgage
      Loan and language  indicating  that the  Mortgage  Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with  evidence of recording  indicated
      thereon or a copy of the Mortgage with  evidence of recording  indicated
      thereon.

(iii) The original  Assignment of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon.

(iv)  The original recorded  assignment or assignments of the Mortgage showing an  unbroken  chain of title from the  originator  thereof to the Person assigning  it to the  Trustee  (or to  MERS,  if the  Mortgage  Loan  is
      registered  on the MERS(R)System and noting the  presence of a MIN) with evidence of recordation noted thereon or attached thereto,  or a copy of such  assignment  or  assignments  of  the  Mortgage  with  evidence  of recording indicated thereon.

(v)   The  original of each  modification,  assumption  agreement or preferred loan  agreement,  if any,  relating to such  Mortgage  Loan or a copy of each modification, assumption agreement or preferred loan agreement.

(II) with respect to each Cooperative Loan so assigned:

(i)   The original  Mortgage Note,  endorsed  without recourse to the order of the  Trustee  and showing an  unbroken  chain of  endorsements  from the originator  thereof to the Person  endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage Note, an original lost note affidavit from  the  related  Seller  or  Residential  Funding  stating  that  the original Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note.

(ii)  A  counterpart   of  the   Cooperative   Lease  and  the  Assignment  of
      Proprietary  Lease  to the  originator  of  the  Cooperative  Loan  with intervening  assignments  showing an  unbroken  chain of title from such originator to the Trustee.

(iii) The related  Cooperative  Stock  Certificate,  representing  the related
      Cooperative  Stock  pledged  with  respect  to  such  Cooperative  Loan,
      together    with   an   undated    stock   power   (or   other   similar
      instrument) executed in blank.

(iv)  The original  recognition  agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan.

(v)   The Security Agreement.

(vi)  Copies of the original UCC-1 financing  statement,  and any continuation statements,  filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof,  evidencing the interest of the  originator  under the Security  Agreement and the  Assignment of
      Proprietary Lease.

(vii) Copies  of  the  filed  UCC-3   assignments  of  the  security  interest
      referenced in clause (vi) above  showing an unbroken chain of title from the originator to the Trustee,  each with evidence of recording thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary Lease.

(viii)      An executed  assignment  of the interest of the  originator in the
      Security Agreement,  Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above,  showing an unbroken chain of title from the originator to the Trustee.

(ix)  The  original of each  modification,  assumption  agreement or preferred loan agreement, if any, relating to such Cooperative Loan.

(x)   A duly completed UCC-1 financing  statement  showing the Master Servicer as debtor,  the Company as secured party and the Trustee as assignee and a duly  completed  UCC-1  financing  statement  showing  the  Company as debtor and the Trustee as secured party,  each in a form  sufficient for filing,  evidencing  the  interest  of such  debtors in the  Cooperative
      Loans.

and (III) with respect to each Sharia Mortgage Loan so assigned:

(xi)  The original  Obligation to Pay,  endorsed  without recourse in blank or
      to  the  order  of  the  Trustee  and  showing  an  unbroken   chain  of
      endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with  respect to any  Destroyed  Obligation  to Pay, an original  affidavit  from the  related  Seller  or  Residential  Funding stating  that the  original  Obligation  to Pay was lost,  misplaced  or destroyed, together with a copy of the related Obligation to Pay.

(xii) The original Sharia Mortgage Loan Security Instrument,  with evidence of recording  indicated  thereon  or a copy  of the  Sharia  Mortgage  Loan
      Security Instrument with evidence of recording indicated thereon.

(xiii)      An original  Assignment  and  Amendment  of  Security  Instrument,
      assigned to the Trustee with evidence of recording  indicated thereon or a copy of such  Assignment  and  Amendment of Security  Instrument  with evidence of recording indicated thereon.

(xiv) The original  recorded  assignment or assignments of the Sharia Mortgage
      Loan  Security  Instrument  showing an unbroken  chain of title from the originator  thereof  to the  Person  assigning  it to the  Trustee  with evidence of recordation noted thereon or attached thereto,  or a copy of such  assignment  or  assignments  of the Sharia  Mortgage Loan Security
      Instrument with evidence of recording indicated thereon.

(xv)  The original  Sharia Mortgage Loan  Co-Ownership  Agreement with respect to the related Sharia Mortgage Loan.

(xvi) The  original of each  modification  or  assumption  agreement,  if any, relating to such Sharia Mortgage Loan or a copy of each  modification or assumption agreement.

(c)   The Company may, in lieu of  delivering  the  original of the  documents set forth in  Sections 2.01(b)(I)  (iii),  (iv) and (v),  Section (b)(II)(ii),
(iv), (vii), (ix) and (x) and Sections 2.01(b)(III)(ii),  (iii), (iv), (v) and
(vi) (or copies  thereof as  permitted by  Section 2.01(b)) to  the Trustee or the Custodian or Custodians,  deliver such  documents to the Master  Servicer, and the Master  Servicer  shall hold such  documents  in trust for the use and benefit of all  present  and future  Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business  Days  following the earlier  of  (i) the  receipt  of the  original  of all  of the  documents  or
instruments   set   forth   in    Sections 2.01(b)(I)(iii),    (iv) and   (v),
Sections (b)(II)(ii),       (iv),      (vii),      (ix) and      (x)       and
Sections 2.01(b)(III)(ii),  (iii), (iv), (v) and (vi) (or copies  thereof) for any Mortgage Loan and (ii) a  written  request by the Trustee to deliver those documents  with respect to any or all of the Mortgage Loans then being held by the Master Servicer,  the Master Servicer shall deliver a complete set of such documents  to the Trustee or the  Custodian  or  Custodians  that are the duly appointed agent or agents of the Trustee.

(d)   Notwithstanding  the provisions of  Section 2.01(c),  in connection with any  Mortgage  Loan,  if  the  Company  cannot  deliver  the  original  of the
Mortgage,  any  assignment,  modification,  assumption  agreement or preferred
loan  agreement  (or  copy  thereof  as  permitted  by   Section 2.01(b)) with
evidence of recording thereon  concurrently with the execution and delivery of this Agreement  because of (i) a delay caused by the public  recording  office
where  such  Mortgage,  assignment,  modification,   assumption  agreement  or
preferred  loan  agreement  as  the  case  may  be,  has  been  delivered  for recordation,  or (ii) a delay in the receipt of certain information  necessary to prepare the related  assignments,  the Company shall deliver or cause to be delivered to the Trustee or the respective  Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

      The Company (i) shall promptly  cause to be recorded in the  appropriate public  office  for  real  property  records  the  Assignment  referred  to in
clause (I)(iii) of  Section 2.01(b),   except  (a) in  states  where,  in  the
opinion of counsel  acceptable to the Master  Servicer,  such recording is not required to protect the  Trustee's  interests in the Mortgage Loan against the claim of any  subsequent  transferee  or any  successor  to or creditor of the
Company or the  originator  of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the Mortgage as the mortgagee of record  solely as nominee for the Seller and its  successors  and assigns,  (ii) shall promptly cause to be filed the Form UCC-3  assignment and
UCC-1  financing   statement   referred  to  in   clauses (II)(vii) and   (x),
respectively,  of  Section 2.01(b)  and  (iii)  shall  promptly  cause  to  be recorded in the appropriate  public recording office for real property records the Assignment  Agreement and Amendment of Security  Instrument referred to in
clause   (III)(iii)  of  Section  2.01(b).   If  any  Assignment,   Assignment
Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as
applicable,  is lost or  returned  unrecorded  to the  Company  because of any defect therein, the Company shall prepare a substitute Assignment,  Assignment
Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as
applicable,  or  cure  such  defect,  as the  case  may  be,  and  cause  such
Assignment or Assignment  Agreement and Amendment of Security Instrument to be
recorded  in  accordance  with this  paragraph.  The  Company  shall  promptly deliver  or  cause to be  delivered  to the  applicable  Person  described  in
Section  2.01(b)  such  Assignment  or  substitute  Assignment  or  Assignment
Agreement  and  Amendment of Security  Instrument or Form UCC-3 or Form UCC-1,
as applicable,  (or copy  thereof) recorded in connection with this paragraph, with  evidence  of  recording  indicated  thereon  at the  time  specified  in
Section 2.01(c).  In connection with its servicing of Cooperative  Loans,  the
Master  Servicer  will  use  its  best  efforts  to file  timely  continuation statements with regard to each financing  statement and assignment relating to
Cooperative  Loans as to which the related  Cooperative  Apartment  is located outside of the State of New York.

      If the Company  delivers to the Trustee or Custodian any Mortgage  Note,
Obligation to Pay,  Assignment  Agreement and Amendment of Security Instrument
or  Assignment  of Mortgage in blank,  the Company  shall,  or shall cause the
Custodian to,  complete the  endorsement of the Mortgage  Note,  Obligation to
Pay,  Assignment  Agreement  and  Amendment  of  Security  Instrument  and the
Assignment  of  Mortgage in the name of the  Trustee in  conjunction  with the
Interim   Certification   issued  by  the  Custodian,   as   contemplated   by
Section 2.02.

      Any of the  items set forth in  Sections  2.01(b)(II)(vi) and  (vii) and
Sections  2.01(b)(III)(ii),  (iii),  and (iv) that may be  delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

      In connection  with the  assignment  of any Mortgage Loan  registered on the MERS(R)System,  the Company  further  agrees  that it will  cause,  at the
Company's own expense,  within 30 Business  Days after the Closing  Date,  the
MERS(R)System to indicate  that such  Mortgage  Loans have been assigned by the
Company to the Trustee in  accordance  with this  Agreement for the benefit of the  Certificateholders  by including  (or  deleting,  in the case of Mortgage
Loans  which  are  repurchased  in  accordance  with this  Agreement) in  such computer  files  (a) the  code in the  field  which  identifies  the  specific
Trustee  and (b) the  code in the field  "Pool  Field"  which  identifies  the series of the  Certificates  issued in connection  with such  Mortgage  Loans.
The Company  further  agrees that it will not,  and will not permit the Master
Servicer to, and the Master  Servicer agrees that it will not, alter the codes referenced  in this  paragraph  with respect to any  Mortgage  Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)   Residential  Funding hereby assigns to the Trustee its security interest in and to any Additional  Collateral or Pledged  Assets,  its right to receive amounts  due or to become  due in  respect  of any  Additional  Collateral  or
Pledged Assets pursuant to the related  Subservicing  Agreement and its rights as beneficiary  under the Surety Bond in respect of any Additional  Collateral
Loans.  With respect to any Additional  Collateral Loan or Pledged Asset Loan,
Residential  Funding  shall  cause to be filed  in the  appropriate  recording office a UCC-3  statement  giving  notice  of the  assignment  of the  related security  interest  to the Trust  Fund and shall  thereafter  cause the timely filing of all necessary continuation  statements with regard to such financing statements.

(f)   It is intended that the  conveyance by the Company to the Trustee of the
Mortgage Loans as provided for in this Section 2.01 be and the  Uncertificated
REMIC  Regular  Interests,  if  any  (as  provided  for in  Section 2.06),  be construed  as a sale by the Company to the Trustee of the  Mortgage  Loans and
any   Uncertificated   REMIC   Regular   Interests  for  the  benefit  of  the
Certificateholders.  Further,  it is not  intended  that  such  conveyance  be deemed  to be a pledge of the  Mortgage  Loans  and any  Uncertificated  REMIC
Regular  Interests  by the  Company  to the  Trustee to secure a debt or other
obligation  of  the  Company.   However,   if  the  Mortgage   Loans  and  any
Uncertificated  REMIC Regular Interests are held to be property of the Company or of  Residential  Funding,  or if for any reason this  Agreement  is held or
deemed  to  create  a  security   interest  in  the  Mortgage  Loans  and  any
Uncertificated  REMIC  Regular  Interests,  then it is intended  that (a) this
Agreement shall be a security  agreement  within the meaning of Articles 8 and
9 of the New York Uniform  Commercial Code and the Uniform  Commercial Code of
any  other  applicable  jurisdiction;   (b) the  conveyance  provided  for  in
Section 2.01  shall be deemed to be, and hereby is, (1) a grant by the Company to  the  Trustee  of a  security  interest  in  all  of  the  Company's  right
(including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to any and all general  intangibles, payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and  investment  property  and other  property of  whatever  kind or description now existing or hereafter acquired  consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans,  including (i) with respect  to  each  Cooperative  Loan,  the  related  Mortgage  Note,  Security
Agreement,  Assignment of Proprietary Lease, Cooperative Stock Certificate and
Cooperative  Lease,  (ii) with  respect  to each  Sharia  Mortgage  Loan,  the related  Sharia  Mortgage  Loan  Security  Instrument,  Sharia  Mortgage  Loan
Co-Ownership  Agreement,  Obligation  to  Pay  and  Assignment  Agreement  and
Amendment of Security  Instrument,  (iii) with  respect to each  Mortgage Loan other than a Cooperative  Loan or a Sharia Mortgage Loan, the related Mortgage
Note and Mortgage,  and (iv) any insurance policies and all other documents in the related  Mortgage File,  (B) all amounts payable  pursuant to the Mortgage
Loans in  accordance  with the terms  thereof,  (C) any  Uncertificated  REMIC
Regular  Interests  and  (D) all  proceeds  of the  conversion,  voluntary  or involuntary,  of the  foregoing  into cash,  instruments,  securities or other property,  including without  limitation all amounts from time to time held or invested in the Certificate  Account or the Custodial Account,  whether in the form of cash, instruments,  securities or other property and (2) an assignment by the  Company to the  Trustee  of any  security  interest  in any and all of
Residential  Funding's  right  (including the power to convey title  thereto), title and  interest,  whether now owned or hereafter  acquired,  in and to the property described in the foregoing clauses (1)(A),  (B), (C) and  (D) granted by Residential  Funding to the Company  pursuant to the Assignment  Agreement;
(c) the  possession  by the Trustee,  the  Custodian or any other agent of the
Trustee  of  Mortgage  Notes or such other  items of  property  as  constitute instruments, money, payment intangibles,  negotiable documents, goods, deposit
accounts,   letters  of  credit,  advices  of  credit,   investment  property,
certificated  securities or chattel paper shall be deemed to be "possession by the secured  party," or  possession  by a purchaser or a person  designated by such secured party, for purposes of perfecting the security  interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of
any  other   applicable   jurisdiction  as  in  effect   (including,   without
limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and  (d) notifications
to  persons   holding  such  property,   and   acknowledgments,   receipts  or
confirmations   from   persons   holding  such   property,   shall  be  deemed
notifications  to,  or   acknowledgments,   receipts  or  confirmations  from,
securities  intermediaries,  bailees or agents of, or persons  holding for (as applicable) the  Trustee for the purpose of perfecting such security  interest under applicable law.

      The Company and, at the  Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent  with this  Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were
determined  to  create  a  security   interest  in  the  Mortgage  Loans,  any
Uncertificated  REMIC  Regular  Interests  and the  other  property  described above, such security  interest would be determined to be a perfected  security interest of first  priority  under  applicable  law and will be  maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the  foregoing,  the Company  shall  prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee  shall forward for filing,  or shall  cause to be  forwarded  for  filing,  at the expense of the
Company,  all filings  necessary to maintain the effectiveness of any original filings  necessary  under  the  Uniform  Commercial  Code as in  effect in any jurisdiction  to perfect  the  Trustee's  security  interest in or lien on the
Mortgage Loans and any Uncertificated  REMIC Regular  Interests,  as evidenced by an Officers'  Certificate  of the  Company,  including  without  limitation
(x) continuation   statements,   and  (y) such  other  statements  as  may  be
occasioned by (1) any  change of name of Residential  Funding,  the Company or the  Trustee  (such  preparation  and  filing  shall be at the  expense of the
Trustee,  if occasioned by a change in the Trustee's name),  (2) any change of
location  of  the  place  of  business  or  the  chief  executive   office  of
Residential  Funding or the  Company,  (3) any  transfer  of any  interest  of
Residential  Funding or the Company in any Mortgage  Loan or (4) any  transfer of any interest of  Residential  Funding or the Company in any  Uncertificated
REMIC Regular Interest.

(g)   The  Master  Servicer  hereby  acknowledges  the  receipt  by it of  the
Initial  Monthly  Payment Fund.  The Master  Servicer  shall hold such Initial
Monthly  Payment Fund in the  Custodial  Account and shall include the related
Initial  Monthly  Payment Fund in the  Available  Distribution  Amount for the
Mortgage  Loans or, with respect to any Mortgage Pool comprised of two or more
Loan  Groups,  the  Mortgage  Loans  in  each  Loan  Group,  for  the  initial
Distribution  Date.  Notwithstanding  anything  herein  to the  contrary,  the
Initial  Monthly  Payment  Fund  shall  not be an asset of any  REMIC.  To the extent that the Initial  Monthly  Payment Fund  constitutes a reserve fund for federal income tax purposes,  (1) it shall be an outside  reserve fund and not an asset of any REMIC,  (2) it  shall be owned by the  Seller and  (3) amounts transferred by any REMIC to the Initial  Monthly Payment Fund shall be treated as  transferred  to the Seller or any  successor,  all  within the  meaning of
Section 1.860G-2(h) of the Treasury Regulations.

(h)   The Company  agrees that the sale of each Pledged Asset Loan pursuant to this  Agreement  will also  constitute  the  assignment,  sale,  setting-over, transfer and conveyance to the Trustee,  without  recourse (but subject to the
Company's  covenants,  representations  and warranties  specifically  provided herein),  of all of the Company's  obligations and all of the Company's right, title and  interest  in, to and  under,  whether  now  existing  or  hereafter acquired as owner of the Mortgage Loan with respect to all money,  securities, security entitlements, accounts, general intangibles,  instruments, documents, certificates of deposit,  commodities contracts, and other investment property and other  property of whatever kind or  description  consisting  of,  arising from or related to (i) the Assigned  Contracts,  (ii) all  rights,  powers and remedies of the Company as owner of such  Mortgage Loan under or in connection with the Assigned Contracts,  whether arising under the terms of such Assigned
Contracts,  by statute,  at law or in equity,  or otherwise arising out of any default by the Mortgagor under or in connection  with the Assigned  Contracts, including  all  rights  to  exercise  any  election  or  option or to make any decision or determination or to give or receive any notice, consent,  approval or waiver thereunder,  (iii) all security interests in and lien of the Company as  owner  of  such  Mortgage  Loan in the  Pledged  Amounts  and  all  money,
securities,    security   entitlements,    accounts,    general   intangibles,
instruments,  documents,  certificates of deposit,  commodities contracts, and other  investment  property and other property of whatever kind or description and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of,
and  all  stock  or  conversion  rights,  rights  to  subscribe,   liquidation
dividends or  preferences,  stock  dividends,  rights to interest,  dividends,
earnings,   income,  rents,  issues,  profits,   interest  payments  or  other
distributions  of cash or other  property  that is credited  to the  Custodial
Account,  (iv) all  documents,  books and  records  concerning  the  foregoing
(including all computer  programs,  tapes,  disks and related items containing any such information) and  (v) all insurance proceeds (including proceeds from
the  Federal  Deposit  Insurance   Corporation  or  the  Securities   Investor
Protection   Corporation  or  any  other  insurance  company) of  any  of  the foregoing  or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the  conversion,  voluntary or involuntary,  of any thereof.  The foregoing  transfer,  sale,  assignment and conveyance does not constitute and is not intended to result in the  creation,  or an  assumption by the Trustee, of any obligation of the Company,  or any other person in connection  with the
Pledged  Assets  or  under  any  agreement  or  instrument  relating  thereto, including  any  obligation  to the  Mortgagor,  other  than  as  owner  of the
Mortgage Loan.

Section 2.02.     Acceptance by Trustee.

      The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans subject  to a  Custodial  Agreement,  and  based  solely  upon  a  receipt  or certification  executed by the Custodian,  receipt by the respective Custodian as the duly appointed agent of the  Trustee) of  the documents  referred to in
Section 2.01(b)(I)(i) and   Section 2.01(b)(II)(i),   (iii),   (v),   (vi) and
(viii) above  (except  that  for  purposes  of  such  acknowledgment  only,  a
Mortgage Note may be endorsed in  blank) and  declares that it, or a Custodian as its  agent,  holds  and will hold such  documents  and the other  documents constituting a part of the Custodial  Files delivered to it, or a Custodian as its agent,  and the rights of Residential  Funding with respect to any Pledged
Assets,  Additional  Collateral  and the Surety  Bond  assigned to the Trustee pursuant to Section 2.01,  in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian (such Custodian being so
obligated   under  a   Custodial   Agreement) agrees,   for  the   benefit  of
Certificateholders,  to review each Custodial File delivered to it pursuant to
Section 2.01(b) within  45 days after the Closing Date to  ascertain  that all required documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such  documents  relate to the Mortgage Loans identified  on the Mortgage Loan  Schedule,  as  supplemented,  that have been conveyed  to it, and to deliver to the  Trustee a  certificate  (the  "Interim
Certification") to  the effect that all  documents  required  to be  delivered pursuant to  Section 2.01(b) above  have been  executed  and received and that such documents  relate to the Mortgage  Loans  identified on the Mortgage Loan
Schedule,  except for any  exceptions  listed on  Schedule A attached  to such
Interim Certification.  Upon delivery of the Custodial Files by the Company or the Master Servicer,  the Trustee shall acknowledge  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement,  and based solely upon a receipt or certification executed by the Custodian,  receipt by the respective
Custodian  as the  duly  appointed  agent  of the  Trustee) of  the  documents referred to in Section 2.01(c) above.

      If  the  Custodian,  as the  Trustee's  agent,  finds  any  document  or documents  constituting a part of a Custodial File to be missing or defective, the Trustee  shall  promptly so notify the Master  Servicer  and the  Company.
Pursuant to Section 2.3 of the Custodial Agreement,  the Custodian will notify the Master  Servicer,  the  Company  and the  Trustee of any such  omission or defect found by it in respect of any  Custodial  File held by it in respect of the  items  reviewed  by it  pursuant  to the  Custodial  Agreement.  If  such omission or defect  materially  and  adversely  affects the  interests  of the
Certificateholders,  the Master  Servicer  shall promptly  notify  Residential
Funding  of such  omission  or defect and  request  that  Residential  Funding correct  or cure  such  omission  or  defect  within 60 days from the date the
Master  Servicer was notified of such  omission or defect and, if  Residential
Funding does not correct or cure such  omission or defect  within such period, the  Master  Servicer  shall  require  Residential  Funding to  purchase  such
Mortgage  Loan from the Trust Fund at its  Purchase  Price within 90 days from the  date the  Master  Servicer  was  notified  of such  omission  or  defect;
provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in  Section 860G(a)(3) of  the
Code,  any such cure or  repurchase  must  occur  within 90 days from the date such breach was  discovered.  The Purchase  Price for any such  Mortgage  Loan shall be deposited by the Master Servicer in the Custodial Account  maintained by it pursuant to  Section 3.07  and,  upon  receipt by the Trustee of written notification  of such  deposit  signed  by a  Servicing  Officer,  the  Master
Servicer, the Trustee or any Custodian,  as the case may be, shall release the contents of any related  Mortgage File in its  possession to the owner of such
Mortgage  Loan (or such owner's  designee)  and the Trustee  shall execute and deliver  such  instruments  of transfer or  assignment  prepared by the Master
Servicer,  in each case  without  recourse,  as shall be  necessary to vest in
Residential  Funding or its  designee  any  Mortgage  Loan  released  pursuant hereto  and  thereafter  such  Mortgage  Loan  shall  not be part of the Trust
Fund. It is understood and agreed that the  obligation of Residential  Funding to so cure or purchase  any  Mortgage  Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute the
sole   remedy    respecting    such   defect   or   omission    available   to
Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.     Representations,  Warranties  and  Covenants  of the Master
                  Servicer and the Company.

(a)   The Master  Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)   The Master  Servicer  is a limited  liability  company  duly  organized, validly  existing  and in good  standing  under the laws  governing  its creation and existence and is or will be in compliance  with the laws of each  state in which any  Mortgaged  Property  is  located to the extent necessary  to  ensure  the  enforceability  of  each  Mortgage  Loan  in accordance with the terms of this Agreement;

(ii)  The execution and delivery of this Agreement by the Master  Servicer and its  performance  and  compliance  with the terms of this Agreement will not violate the Master  Servicer's  Certificate  of Formation or limited liability  company  agreement or  constitute  a material  default (or an event which,  with notice or lapse of time, or both,  would constitute a material  default) under,  or  result in the  material  breach  of,  any material  contract,  agreement or other  instrument  to which the Master
      Servicer is a party or which may be  applicable  to the Master  Servicer or any of its assets;

(iii) This Agreement,  assuming due  authorization,  execution and delivery by the  Trustee and the  Company,  constitutes  a valid,  legal and binding obligation of the Master Servicer,  enforceable against it in accordance with the terms  hereof  subject to  applicable  bankruptcy,  insolvency, reorganization,  moratorium and other laws affecting the  enforcement of creditors'  rights  generally  and  to  general  principles  of  equity, regardless of whether such  enforcement is considered in a proceeding in equity or at law;

(iv)  The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order,  regulation  or demand of any federal, state,  municipal  or  governmental  agency,  which  default  might have consequences  that would  materially and adversely  affect the condition
      (financial  or  other) or  operations  of  the  Master  Servicer  or its properties or might have  consequences  that would materially  adversely affect its performance hereunder;

(v)   No  litigation  is  pending  or,  to the best of the  Master  Servicer's knowledge,  threatened  against the Master Servicer which would prohibit its entering into this  Agreement or performing  its  obligations  under this Agreement;

(vi)  The  Master  Servicer  will  comply  in  all  material  respects  in the
      performance   of  this   Agreement   with  all   reasonable   rules  and
      requirements of each insurer under each Required Insurance Policy;

(vii) No  information,  certificate  of an  officer,  statement  furnished  in writing  or  report  delivered  to the  Company,  any  Affiliate  of the
      Company or the Trustee by the Master  Servicer will, to the knowledge of the Master Servicer,  contain any untrue statement of a material fact or omit a material  fact  necessary to make the  information,  certificate, statement or report not misleading;

(viii)      The Master  Servicer has examined each existing,  and will examine each new,  Subservicing  Agreement  and is or will be familiar  with the terms  thereof.  The terms of each existing  Subservicing  Agreement and each  designated  Subservicer  are acceptable to the Master Servicer and any new  Subservicing  Agreements  will  comply with the  provisions  of
      Section 3.02; and

(ix)  The  Master  Servicer  is a member  of MERS in good  standing,  and will comply in all material  respects  with the rules and  procedures of MERS in  connection  with  the  servicing  of the  Mortgage  Loans  that  are registered with MERS.

      It is understood and agreed that the  representations and warranties set forth in this  Section 2.03(a) shall  survive delivery of the respective
      Custodial Files to the Trustee or any Custodian.

      Upon discovery by either the Company,  the Master Servicer,  the Trustee or any  Custodian of a breach of any  representation  or warranty set forth in this  Section 2.03(a) which  materially and adversely affects the interests of the  Certificateholders  in any  Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other parties (any  Custodian being  so  obligated  under  a  Custodial  Agreement).  Within  90 days of its discovery or its receipt of notice of such breach,  the Master  Servicer shall either  (i) cure  such breach in all  material  respects or (ii) to the extent that such  breach is with  respect to a Mortgage  Loan or a related  document, purchase such  Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided that if the omission or defect would  cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in  Section 860G(a)(3) of  the Code, any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  The obligation of the Master  Servicer to cure such breach or to so  purchase  such  Mortgage
Loan  shall   constitute  the  sole  remedy  in  respect  of  a  breach  of  a representation  and  warranty set forth in this  Section 2.03(a) available  to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)   Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.     Representations and Warranties of Residential Funding.

      The Company,  as assignee of  Residential  Funding under the  Assignment
Agreement,    hereby   assigns   to   the   Trustee   for   the   benefit   of
Certificateholders  all of its  right,  title and  interest  in respect of the
Assignment  Agreement (to the extent  assigned to the Company  pursuant to the
Assignment   Agreement) applicable   to  a  Mortgage  Loan.   Insofar  as  the
Assignment  Agreement  relates to the  representations  and warranties made by
Residential  Funding or the related  Seller in respect of such  Mortgage  Loan and any remedies  provided  thereunder for any breach of such  representations and warranties,  such right,  title and interest may be enforced by the Master
Servicer  on  behalf  of the  Trustee  and the  Certificateholders.  Upon  the
discovery by the Company,  the Master  Servicer,  the Trustee or any Custodian
of a  breach  of  any  of  the  representations  and  warranties  made  in the
Assignment  Agreement (which,  for purposes hereof,  will be deemed to include any other cause giving rise to a repurchase  obligation  under the  Assignment
Agreement) in  respect of any Mortgage  Loan which  materially  and  adversely affects the interests of the  Certificateholders  in such Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties (any Custodian  being so obligated under a Custodial  Agreement).  The
Master Servicer shall promptly notify  Residential  Funding of such breach and request that  Residential  Funding either (i) cure such breach in all material respects  within 90 days from the date the Master  Servicer  was  notified  of such breach or  (ii) purchase  such  Mortgage  Loan from the Trust Fund at the
Purchase  Price and in the manner  set forth in  Section 2.02;  provided  that
Residential   Funding   shall  have  the  option  to  substitute  a  Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs  within two years  following  the Closing  Date;  provided  that if the breach would cause the Mortgage  Loan to be other than a "qualified  mortgage"
as defined in  Section 860G(a)(3) of  the Code,  any such cure,  repurchase or substitution  must  occur  within  90  days  from  the  date  the  breach  was discovered.  If the breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase  or  substitute  a Mortgage  Loan  pursuant to
Section 4 of the Assignment  Agreement was the representation and warranty set forth in  clause (xii)  or  (xxxviii) of  Section 4  thereof,  then the Master
Servicer  shall  request  that  Residential  Funding  pay to the  Trust  Fund, concurrently  with and in addition to the remedies  provided in the  preceding sentence,  an amount  equal to any  liability,  penalty  or  expense  that was actually  incurred  and paid out of or on behalf of the Trust  Fund,  and that directly  resulted from such breach, or if incurred and paid by the Trust Fund thereafter,  concurrently  with such  payment.  In the event that  Residential
Funding  elects to  substitute a Qualified  Substitute  Mortgage Loan or Loans for a  Deleted  Mortgage  Loan  pursuant  to  this  Section 2.04,  Residential
Funding  shall  deliver to the Trustee or the Custodian for the benefit of the
Certificateholders  with respect to such Qualified Substitute Mortgage Loan or
Loans,  the  original  Mortgage  Note,  the  Mortgage,  an  Assignment  of the
Mortgage in recordable  form if required  pursuant to  Section 2.01,  and such other  documents  and  agreements  as are required by  Section 2.01,  with the
Mortgage Note endorsed as required by  Section 2.01.  No substitution  will be made in any  calendar  month  after  the  Determination  Date for such  month.
Monthly  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall  not be part of the  Trust  Fund and will be retained  by the  Master  Servicer  and  remitted  by the Master  Servicer  to
Residential  Funding on the next succeeding  Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders  will include the
Monthly  Payment due on a Deleted  Mortgage Loan for such month and thereafter
Residential  Funding  shall be  entitled  to retain all  amounts  received  in respect of such Deleted  Mortgage  Loan.  The Master  Servicer  shall amend or cause to be amended the Mortgage Loan Schedule,  and, if the Deleted  Mortgage
Loan was a Discount  Mortgage  Loan, the Schedule of Discount  Fractions,  for
the benefit of the  Certificateholders  to reflect the removal of such Deleted
Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer  shall  deliver  the amended  Mortgage  Loan
Schedule,  and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the
amended   Schedule  of  Discount   Fractions,   to  the  Trustee.   Upon  such
substitution,  the  Qualified  Substitute  Mortgage  Loan or  Loans  shall  be subject to the terms of this Agreement and the related Subservicing  Agreement in all  respects,  Residential  Funding  shall  be  deemed  to have  made  the representations  and  warranties  with  respect  to the  Qualified  Substitute
Mortgage Loan contained in the related Assignment  Agreement,  and the Company and the  Master  Servicer  shall be deemed to have  made with  respect  to any
Qualified  Substitute  Mortgage Loan or Loans, as of the date of substitution, the covenants,  representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment  Agreement,  and the
Master  Servicer  shall be  obligated  to  repurchase  or  substitute  for any
Qualified  Substitute Mortgage Loan as to which a Repurchase Event (as defined in  the  Assignment  Agreement) has  occurred  pursuant  to  Section 4  of the
Assignment Agreement.

      In connection with the substitution of one or more Qualified  Substitute
Mortgage Loans for one or more Deleted  Mortgage  Loans,  the Master  Servicer will  determine the amount (if any) by which the aggregate  principal  balance
of  all  such  Qualified   Substitute   Mortgage  Loans  as  of  the  date  of
substitution is less than the aggregate Stated  Principal  Balance of all such
Deleted  Mortgage  Loans  (in each case  after  application  of the  principal portion of the Monthly  Payments due in the month of substitution  that are to be  distributed  to the  Certificateholders  in the  month  of  substitution).
Residential  Funding  shall  deposit  the  amount of such  shortfall  into the
Custodial  Account  on the  day of  substitution,  without  any  reimbursement therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be accompanied by an Officers'  Certificate as to the calculation of such shortfall and (subject to  Section 10.01(f)) by  an
Opinion  of  Counsel  to the  effect  that  such  substitution  will not cause
(a) any  federal  tax to be  imposed  on the  Trust  Fund,  including  without limitation,  any  federal  tax  imposed  on  "prohibited  transactions"  under
Section 860F(a)(1) of  the Code or on  "contributions  after the startup date"
under  Section 860G(d)(1) of  the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

      It is understood and agreed that the  obligation of Residential  Funding to cure such breach or purchase or to  substitute  for,  such Mortgage Loan as to  which  such a  breach  has  occurred  and is  continuing  and to make  any additional  payments  required  under the  Assignment  Agreement in connection
with  a  breach  of  the   representation  and  warranty  in  clause (xii)  or
(xxxviii) of  Section 4  thereof shall  constitute the sole remedy  respecting such breach  available to the  Certificateholders  or the Trustee on behalf of
Certificateholders.  If the Master Servicer is Residential  Funding,  then the
Trustee  shall also have the right to give the  notification  and  require the purchase or  substitution  provided for in the second  preceding  paragraph in the  event  of  such  a  breach  of  a  representation  or  warranty  made  by
Residential  Funding  in the  Assignment  Agreement.  In  connection  with the purchase  of or  substitution  for  any  such  Mortgage  Loan  by  Residential
Funding,  the Trustee shall assign to Residential Funding all of the Trustee's right,  title and interest in respect of the Assignment  Agreement  applicable to such Mortgage Loan.

Section 2.05.     Execution and  Authentication of  Certificates/Issuance  of
                  Certificates Evidencing Interests in REMIC I.

      As provided in Section 2.05 of the Series Supplement.

Section 2.06.     Conveyance of  Uncertificated  REMIC I and REMIC II Regular
                  Interests; Acceptance by the Trustee.

      As provided in Section 2.06 of the Series Supplement.

Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II.

      As provided in Section 2.07 of the Series Supplement.

Section 2.08.     Purposes and Powers of the Trust.

      The  purpose of the trust,  as  created  hereunder,  is to engage in the following activities:

(a)   to sell the  Certificates  to the Company in exchange  for the  Mortgage
Loans;

(b)   to enter into and perform its obligations under this Agreement;

(c)   to  engage  in  those   activities  that  are  necessary,   suitable  or
convenient to accomplish the foregoing or are incidental  thereto or connected therewith; and

(d)   subject  to  compliance  with this  Agreement,  to engage in such  other activities as may be required in  connection  with  conservation  of the Trust
Fund and the making of distributions to the Certificateholders.

      The trust is hereby  authorized to engage in the  foregoing  activities.
Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this  Agreement  while any  Certificate is outstanding,  and this Section 2.08 may not be amended, without the consent of the  Certificateholders  evidencing  a  majority  of the  aggregate  Voting
Rights of the Certificates.

ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)   The Master  Servicer  shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective  Mortgage Loans
, following  such  procedures  as it would  employ in its good faith  business judgment  and which are normal  and usual in its  general  mortgage  servicing activities,  and in the case of the Mortgage Loans being  subserviced by Wells
Fargo, if any, such procedures that comply with applicable federal,  state and local  law  and  that  are in  accordance  with  accepted  mortgage  servicing practices of prudent mortgage lending  institutions which service loans of the same type as the  Mortgage  Loans in the  jurisdiction  in which  the  related
Mortgaged  Property  is  located,  and shall  have full  power and  authority, acting alone or through  Subservicers as provided in  Section 3.02,  to do any and all things which it may deem  necessary or  desirable in  connection  with such  servicing and  administration.  Without  limiting the  generality of the foregoing,  the  Master  Servicer  in  its  own  name  or  in  the  name  of a
Subservicer is hereby  authorized and empowered by the Trustee when the Master
Servicer or the  Subservicer,  as the case may be,  believes it appropriate in
its   best   judgment,   to   execute   and   deliver,   on   behalf   of  the
Certificateholders  and the Trustee or any of them, any and all instruments of satisfaction or cancellation,  or of partial or full release or discharge,  or of  consent  to  assumption  or  modification  in  connection  with a proposed conveyance,  or of  assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other  comparable  instruments, or with  respect to the  modification  or  re-recording  of a Mortgage for the purpose of  correcting  the  Mortgage,  the  subordination  of the lien of the
Mortgage in favor of a public  utility  company or  government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of  foreclosure, the  commencement,  prosecution  or  completion  of judicial  or  non-judicial foreclosure,  the conveyance of a Mortgaged  Property to the related  Insurer, the  acquisition  of any property  acquired by  foreclosure or deed in lieu of foreclosure,  or the  management,  marketing  and  conveyance  of any property acquired by  foreclosure  or deed in lieu of  foreclosure  with respect to the
Mortgage  Loans and with  respect  to the  Mortgaged  Properties.  The  Master
Servicer further is authorized and empowered by the Trustee,  on behalf of the
Certificateholders  and the  Trustee,  in its own  name or in the  name of the
Subservicer,  when the Master Servicer or the Subservicer, as the case may be, believes it is  appropriate in its best judgment to register any Mortgage Loan on the  MERS(R)System,  or cause  the  removal  from the  registration  of any
Mortgage  Loan on the MERS(R)System,  to execute and deliver,  on behalf of the
Trustee and the  Certificateholders or any of them, any and all instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording  of a Mortgage in the name of MERS,  solely as nominee for the
Trustee and its  successors and assigns.  Any expenses  incurred in connection with the actions  described in the  preceding  sentence  shall be borne by the
Master  Servicer  in  accordance  with  Section 3.16(c),   with  no  right  of
reimbursement;  provided,  that  if,  as a  result  of MERS  discontinuing  or becoming unable to continue  operations in connection with the MERS System, it becomes  necessary to remove any Mortgage Loan from  registration  on the MERS
System and to arrange  for the  assignment  of the  related  Mortgages  to the
Trustee,  then any  related  expenses  shall  be  reimbursable  to the  Master
Servicer.  Notwithstanding  the  foregoing,  subject to  Section 3.07(a),  the
Master  Servicer  shall  not  permit  any  modification  with  respect  to any
Mortgage  Loan that would both  constitute a sale or exchange of such Mortgage
Loan  within  the  meaning  of  Section 1001  of the  Code  and any  proposed,
temporary  or  final  regulations   promulgated   thereunder  (other  than  in
connection  with a proposed  conveyance  or  assumption  of such Mortgage Loan
that  is   treated   as  a   Principal   Prepayment   in  Full   pursuant   to
Section 3.13(d) hereof) and   cause  any  REMIC   formed   under  the   Series
Supplement  to fail to qualify as a REMIC under the Code.  The  Trustee  shall furnish the Master  Servicer  with any powers of attorney and other  documents necessary  or  appropriate  to enable  the  Master  Servicer  to  service  and administer  the  Mortgage  Loans.  The  Trustee  shall not be  liable  for any action  taken by the  Master  Servicer  or any  Subservicer  pursuant  to such
powers  of  attorney.   In  servicing  and  administering  any  Nonsubserviced
Mortgage Loan, the Master Servicer shall, to the extent not inconsistent  with this Agreement,  comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing  rights and  obligations  in respect thereof.  In connection with servicing and  administering the Mortgage
Loans,  the Master Servicer and any Affiliate of the Master  Servicer  (i) may
perform  services  such as  appraisals  and  brokerage  services  that are not customarily  provided by servicers of mortgage loans, and shall be entitled to
reasonable   compensation   therefor  in  accordance  with   Section 3.10  and
(ii) may,  at its own discretion  and on behalf of the Trustee,  obtain credit information in the form of a "credit score" from a credit repository.

(b)   All  costs  incurred  by  the  Master  Servicer  or by  Subservicers  in effecting  the  timely  payment  of taxes and  assessments  on the  properties subject to the  Mortgage  Loans  shall  not,  for the  purpose of  calculating monthly distributions to the Certificateholders,  be added to the amount owing under  the  related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs shall be  recoverable  to the extent permitted by Section 3.10(a)(ii).

(c)   The Master  Servicer may enter into one or more agreements in connection with the offering of pass-through  certificates evidencing interests in one or more of the  Certificates  providing for the payment by the Master Servicer of amounts  received by the Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment  Interest  Shortfalls on the Mortgage
Loans,  which  payment  obligation  will  thereafter  be an  obligation of the
Master Servicer hereunder.

Section 3.02.     Subservicing   Agreements   Between  Master  Servicer  and
                  Subservicers;  Enforcement  of  Subservicers'  and Sellers'
                  Obligations.

(a)   The Master  Servicer  may  continue  in effect  Subservicing  Agreements entered into by Residential  Funding and  Subservicers  prior to the execution
and  delivery  of  this  Agreement,   and  may  enter  into  new  Subservicing
Agreements with  Subservicers,  for the servicing and administration of all or some of the  Mortgage  Loans.  Each  Subservicer  of a Mortgage  Loan shall be entitled  to receive and  retain,  as  provided  in the  related  Subservicing
Agreement and in Section 3.07,  the related  Subservicing Fee from payments of interest  received on such Mortgage Loan after payment of all amounts required to be remitted to the Master  Servicer in respect of such Mortgage  Loan.  For any Mortgage Loan that is a Nonsubserviced  Mortgage Loan, the Master Servicer shall be entitled to receive  and retain an amount  equal to the  Subservicing
Fee  from  payments  of  interest.  Unless  the  context  otherwise  requires, references  in this  Agreement  to actions  taken or to be taken by the Master
Servicer in servicing the Mortgage Loans include  actions taken or to be taken by  a  Subservicer  on  behalf  of  the  Master  Servicer.  Each  Subservicing
Agreement will be upon such terms and conditions as are generally  required or permitted by the Program Guide and are not  inconsistent  with this  Agreement and as the Master Servicer and the Subservicer  have agreed.  A representative form of  Subservicing  Agreement  is attached to this  Agreement as Exhibit E.
With the  approval of the Master  Servicer,  a  Subservicer  may  delegate its servicing  obligations to third-party  servicers,  but such  Subservicer  will
remain  obligated  under  the  related  Subservicing  Agreement.   The  Master
Servicer and a Subservicer  may enter into  amendments  thereto or a different form of  Subservicing  Agreement,  and the form referred to or included in the
Program Guide is merely  provided for  information  and shall not be deemed to limit in any respect the discretion of the Master  Servicer to modify or enter into  different  Subservicing  Agreements;  provided,  however,  that any such amendments  or different  forms shall be  consistent  with and not violate the provisions  of either this  Agreement  or the Program  Guide in a manner which
would    materially    and    adversely    affect   the   interests   of   the
Certificateholders.  The Program  Guide and any other  Subservicing  Agreement entered into between the Master  Servicer and any  Subservicer  shall  require the  Subservicer to accurately  and fully report its borrower  credit files to each of the Credit Repositories in a timely manner.

(b)   As part of its servicing activities hereunder,  the Master Servicer, for the  benefit of the  Trustee  and the  Certificateholders,  shall use its best reasonable  efforts to enforce the obligations of each  Subservicer  under the related  Subservicing  Agreement and of each Seller under the related Seller's
Agreement  insofar as the Company's rights with respect to such obligation has
been   assigned   to  the   Trustee   hereunder,   to  the  extent   that  the
non-performance  of any such  Seller's  obligation  would have a material  and adverse  effect  on  a  Mortgage  Loan,  including,  without  limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation, as described in  Section 2.02,  or on account of a breach of a  representation or warranty,  as  described  in  Section 2.04.  Such  enforcement,  including,
without   limitation,   the  legal  prosecution  of  claims,   termination  of
Subservicing  Agreements  or  Seller's  Agreements,  as  appropriate,  and the pursuit of other appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer would employ in its good faith  business  judgment  and which are normal and usual in its  general mortgage  servicing  activities.  The Master  Servicer  shall pay the costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only
(i) from a general recovery  resulting from such enforcement to the extent, if any,  that such  recovery  exceeds  all  amounts due in respect of the related
Mortgage  Loan  or  (ii) from  a  specific  recovery  of  costs,  expenses  or attorneys  fees against the party against whom such  enforcement  is directed.
For purposes of  clarification  only,  the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be reimbursed for expenses that are incurred in connection  with the  enforcement of a Seller's  obligations  (insofar as the  Company's  rights with respect to such Seller's  obligations  have been  assigned to the Trustee  hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.     Successor Subservicers.

      The Master  Servicer  shall be entitled to  terminate  any  Subservicing
Agreement  that may exist in accordance  with the terms and conditions of such
Subservicing   Agreement  and  without  any   limitation  by  virtue  of  this
Agreement;  provided,  however,  that  in  the  event  of  termination  of any
Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master
Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a  Subservicing  Agreement  with a  successor  Subservicer  which will be bound by the  terms  of the  related  Subservicing  Agreement.  If the  Master
Servicer or any  Affiliate of  Residential  Funding acts as servicer,  it will
not  assume   liability  for  the   representations   and  warranties  of  the
Subservicer  which  it  replaces.   If  the  Master  Servicer  enters  into  a
Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer shall  use  reasonable  efforts  to  have  the  successor  Subservicer  assume liability  for the  representations  and  warranties  made  by the  terminated
Subservicer in respect of the related  Mortgage Loans and, in the event of any such assumption by the successor Subservicer,  the Master Servicer may, in the exercise of its business  judgment,  release the terminated  Subservicer  from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

      Notwithstanding  any  Subservicing  Agreement,  any of the provisions of this  Agreement  relating to  agreements  or  arrangements  between the Master
Servicer or a Subservicer  or reference to actions taken through a Subservicer or otherwise,  the Master  Servicer  shall remain  obligated and liable to the
Trustee and the  Certificateholders for the servicing and administering of the
Mortgage  Loans in  accordance  with the  provisions of  Section 3.01  without diminution  of such  obligation  or liability  by virtue of such  Subservicing
Agreements  or  arrangements  or  by  virtue  of   indemnification   from  the
Subservicer  or the  Company  and to the same  extent and under the same terms
and   conditions  as  if  the  Master   Servicer   alone  were  servicing  and
administering  the Mortgage  Loans.  The Master  Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for  indemnification  of the Master  Servicer and nothing  contained in this Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                  or Certificateholders.

      Any  Subservicing  Agreement  that may be  entered  into  and any  other
transactions   or  services   relating  to  the  Mortgage  Loans  involving  a
Subservicer  in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer alone and the Trustee and the Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or  liabilities  with respect to the
Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision shall not in any way limit a Subservicer's  obligation to cure an omission or defect or to  repurchase a Mortgage Loan as referred to in
Section 2.02 hereof.

Section 3.06.     Assumption or  Termination  of  Subservicing  Agreements by
                  Trustee.

(a)   If the  Master  Servicer  shall for any  reason no longer be the  master servicer  (including  by  reason of an Event of  Default),  the  Trustee,  its designee  or its  successor  shall  thereupon  assume  all of the  rights  and obligations of the Master Servicer under each Subservicing  Agreement that may have been entered into.  The Trustee,  its designee or the successor  servicer for the Trustee  shall be deemed to have assumed all of the Master  Servicer's interest  therein and to have  replaced the Master  Servicer as a party to the
Subservicing  Agreement  to the same extent as if the  Subservicing  Agreement had been assigned to the assuming party except that the Master  Servicer shall
not  thereby  be  relieved  of  any   liability  or   obligations   under  the
Subservicing Agreement.

(b)   The  Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the Master  Servicer,  deliver to the assuming  party all documents and records  relating to each  Subservicing  Agreement and the Mortgage  Loans then being serviced and an accounting of amounts  collected and held by it and otherwise  use its best efforts to effect the orderly and  efficient  transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain  Mortgage Loan Payments;  Deposits to
                  Custodial Account.
(a)   The Master  Servicer  shall  make  reasonable  efforts  to  collect  all payments called for under the terms and provisions of the Mortgage Loans,  and shall, to the extent such  procedures  shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance  Policy,  follow such  collection  procedures  as it would  employ in its good  faith  business judgment  and which are normal  and usual in its  general  mortgage  servicing activities.  Consistent  with the  foregoing,  the Master  Servicer may in its discretion  (i) waive  any late  payment  charge or any  prepayment  charge or penalty  interest in  connection  with the  prepayment  of a Mortgage Loan and
(ii) extend  the Due Date for  payments due on a Mortgage  Loan in  accordance with the Program  Guide;  provided,  however,  that the Master  Servicer shall first  determine  that any such  waiver  or  extension  will  not  impair  the coverage of any  related  Primary  Insurance  Policy or  materially  adversely affect the lien of the  related  Mortgage.  Notwithstanding  anything  in this
Section to  the contrary,  the Master  Servicer or any  Subservicer  shall not enforce  any  prepayment  charge to the  extent  that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master
Servicer  shall make timely  advances on the related  Mortgage Loan during the scheduled  period  in  accordance  with  the  amortization  schedule  of  such
Mortgage  Loan  without  modification  thereof by reason of such  arrangements unless  otherwise  agreed to by the  Holders of the  Classes  of  Certificates affected thereby;  provided,  however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance.  Consistent with the terms of this  Agreement,  the Master  Servicer  may also waive,  modify or vary any term of any Mortgage Loan or consent to the postponement of strict  compliance with any such term or in any manner grant  indulgence  to any  Mortgagor if in the Master Servicer's  determination such waiver,  modification,  postponement
or   indulgence   is  not   materially   adverse  to  the   interests  of  the
Certificateholders  (taking  into  account any  estimated  Realized  Loss that might result absent such action); provided,  however, that the Master Servicer may not modify  materially  or permit any  Subservicer  to modify any Mortgage
Loan,  including  without  limitation any  modification  that would change the
Mortgage  Rate,  forgive the payment of any  principal or interest  (unless in connection  with the  liquidation  of the related  Mortgage  Loan or except in connection  with  prepayments  to the extent that such  reamortization  is not inconsistent  with the terms of the  Mortgage  Loan),  capitalize  any amounts owing on the Mortgage Loan by adding such amount to the outstanding  principal balance  of the  Mortgage  Loan,  or extend  the final  maturity  date of such
Mortgage Loan,  unless such Mortgage Loan is in default or, in the judgment of the  Master  Servicer,  such  default  is  reasonably  foreseeable;  provided, further,  that (1) no such  modification  shall reduce the interest  rate on a
Mortgage Loan below  one-half of the Mortgage Rate as in effect on the Cut-Off
Date,  but not less than the sum of the rates at which the  Servicing  Fee and the  Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at  which  the  premium  paid to the  Certificate  Insurer,  if any,  accrues,
(2) the  final  maturity  date for any  Mortgage  Loan  shall not be  extended beyond the Maturity Date,  (3) the Stated Principal  Balance of all Reportable
Modified  Mortgage Loans subject to Servicing  Modifications  (measured at the time of the  Servicing  Modification  and after giving effect to any Servicing
Modification) can  be no more than five  percent  of the  aggregate  principal balance of the  Mortgage  Loans as of the Cut-off  Date,  unless such limit is increased  from time to time with the consent of the Rating  Agencies  and the
Certificate  Insurer,  if any. In  addition,  any amounts  owing on a Mortgage
Loan added to the outstanding  principal balance of such Mortgage Loan must be fully  amortized  over the  remaining  term of such  Mortgage  Loan,  and such amounts may be added to the outstanding  principal  balance of a Mortgage Loan only once during the life of such Mortgage  Loan.  Also,  the addition of such
amounts   described  in  the  preceding   sentence  shall  be  implemented  in
accordance with the Program Guide and may be implemented  only by Subservicers that  have  been  approved  by  the  Master  Servicer  for  such  purpose.  In connection  with any Curtailment of a Mortgage Loan, the Master  Servicer,  to
the extent not inconsistent  with the terms of the Mortgage Note and local law and  practice,  may permit the Mortgage Loan to be  reamortized  such that the
Monthly  Payment is  recalculated  as an amount that will fully  amortize  the remaining  Stated  Principal  Balance  thereof by the original  Maturity  Date based on the  original  Mortgage  Rate;  provided,  that such  re-amortization shall not be  permitted if it would  constitute  a reissuance  of the Mortgage
Loan for federal income tax purposes,  except if such  reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)   The Master Servicer shall establish and maintain a Custodial  Account in which the Master  Servicer  shall  deposit or cause to be deposited on a daily basis,  except  as  otherwise  specifically  provided  herein,  the  following payments  and  collections  remitted  by  Subservicers  or  received  by it in respect of the Mortgage  Loans  subsequent  to the Cut-off Date (other than in respect of principal  and interest on the Mortgage  Loans due on or before the
Cut-off Date):

(i)   All payments on account of principal,  including  Principal  Prepayments made by Mortgagors on the Mortgage Loans and the principal  component of any  Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)  All  payments on account of interest at the  Adjusted  Mortgage  Rate on the Mortgage  Loans,  including  Buydown Funds, if any, and the interest component of any Subservicer  Advance or of any REO Proceeds received in connection  with  an REO  Property  for  which  an REO  Disposition  has occurred;

(iii) Insurance Proceeds,  Subsequent Recoveries and Liquidation Proceeds (net
      of any related expenses of the Subservicer);

(iv)  All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,
      2.03,  2.04,  4.07 or 9.01 and all amounts  required to be  deposited in connection  with the  substitution  of a Qualified  Substitute  Mortgage
      Loan pursuant to Section 2.03 or 2.04;

(v)   Any amounts  required  to be  deposited  pursuant to  Section 3.07(c) or
      3.21;

(vi)  All amounts  transferred  from the Certificate  Account to the Custodial
      Account in accordance with Section 4.02(a);

(vii) Any  amounts  realized  by the  Subservicer  and  received by the Master
      Servicer in respect of any Additional Collateral; and

(viii)      Any amounts  received by the Master Servicer in respect of Pledged
      Assets.

      The foregoing  requirements  for deposit in the Custodial  Account shall be  exclusive,  it being  understood  and agreed  that,  without  limiting the generality  of the  foregoing,  payments on the  Mortgage  Loans which are not part of the Trust Fund  (consisting  of payments in respect of  principal  and interest  on  the  Mortgage  Loans  due on or  before  the  Cut-off  Date) and payments or  collections  in the nature of prepayment  charges or late payment charges  or  assumption  fees  may but  need not be  deposited  by the  Master
Servicer in the  Custodial  Account.  In the event any amount not  required to be deposited in the  Custodial  Account is so deposited,  the Master  Servicer may at  any  time  withdraw  such  amount  from  the  Custodial  Account,  any provision herein to the contrary  notwithstanding.  The Custodial  Account may contain  funds that  belong to one or more trust funds  created  for  mortgage pass-through  certificates  of  other  series  and  may  contain  other  funds respecting  payments on mortgage  loans  belonging  to the Master  Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such commingling of funds,  the Master  Servicer shall keep records that accurately reflect  the  funds  on  deposit  in the  Custodial  Account  that  have  been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds
and the  proceeds of the purchase of any  Mortgage  Loan  pursuant to Sections
2.02,  2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such  amounts as  included  in the  Available  Distribution
Amount  for  the  Distribution  Date  in  the  month  of  receipt,  but is not obligated  to do so. If the Master  Servicer so elects,  such  amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)   The Master  Servicer shall use its best efforts to cause the institution maintaining  the  Custodial  Account  to  invest  the  funds in the  Custodial
Account  attributable  to the Mortgage  Loans in Permitted  Investments  which shall  mature  not  later  than the  Certificate  Account  Deposit  Date  next following the date of such  investment  (with the exception of the Amount Held for Future  Distribution) and  which shall not be sold or disposed of prior to their maturities.  All income and gain realized from any such investment shall
be  for  the  benefit  of  the  Master   Servicer  as   additional   servicing
compensation  and shall be  subject  to its  withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of any such  investments attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the Master Servicer out of its
own funds immediately as realized without any right of reimbursement.

(d)   The Master  Servicer shall give notice to the Trustee and the Company of any change in the  location of the  Custodial  Account and the location of the
Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)   In  those  cases  where a  Subservicer  is  servicing  a  Mortgage  Loan pursuant to a  Subservicing  Agreement,  the Master  Servicer  shall cause the
Subservicer,   pursuant  to  the  Subservicing  Agreement,  to  establish  and maintain one or more Subservicing  Accounts which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally  satisfy the requirements  of the Program  Guide and be otherwise  acceptable to the Master
Servicer and each Rating Agency.  The Subservicer  will be required thereby to deposit  into the  Subservicing  Account on a daily basis , or with respect to
the  Mortgage   Loans,   subserviced  by  Wells  Fargo,  if  any,  within  two
(2) Business  Days of receipt,  all proceeds of Mortgage Loans received by the
Subservicer,   less  its  Subservicing  Fees  and  unreimbursed  advances  and expenses,  to the  extent  permitted  by the  Subservicing  Agreement.  If the
Subservicing  Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt  thereof by the  Subservicer.
The Subservicer  shall not be required to deposit in the Subservicing  Account payments or  collections  in the nature of prepayment  charges or late charges or  assumption  fees.  On or before the date  specified in the Program  Guide, but in no event later than the  Determination  Date, the Master Servicer shall cause the  Subservicer,  pursuant to the Subservicing  Agreement,  to remit to the Master  Servicer  for deposit in the  Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such
Subservicer  that are  required  to be remitted  to the Master  Servicer.  The
Subservicer will also be required,  pursuant to the Subservicing Agreement, to advance on such  scheduled  date of remittance  amounts equal to any scheduled monthly  installments of principal and interest less its Subservicing  Fees on any  Mortgage  Loans for which  payment was not  received by the  Subservicer.
This  obligation  to advance with respect to each  Mortgage Loan will continue up to and  including  the first of the month  following  the date on which the related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the  Trust  Fund  by  deed  in lieu of  foreclosure  or  otherwise.  All  such advances received by the Master Servicer shall be deposited  promptly by it in the Custodial Account.

(b)   The  Subservicer  may also be  required,  pursuant  to the  Subservicing
Agreement,  to remit to the  Master  Servicer  for  deposit  in the  Custodial
Account interest at the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate
plus the rate per annum at which the  Servicing  Fee  accrues in the case of a
Modified  Mortgage  Loan) on any Curtailment  received by such  Subservicer in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the Subservicer to reduce the unpaid principal  balance of the related Mortgage Loan as of the first day of such month,  from the date of application of such  Curtailment to the first day of the following  month. Any amounts paid by a Subservicer  pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal  or order  from time to time  pursuant  to
Sections 3.10(a)(iv) and (v).

(c)   In addition to the Custodial  Account and the Certificate  Account,  the
Master  Servicer shall for any  Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to,  establish and maintain one or more Servicing  Accounts and deposit and retain therein all collections from the Mortgagors (or advances from  Subservicers) for the payment of taxes, assessments,  hazard insurance premiums, Primary Insurance Policy premiums, if applicable,  or  comparable  items for the  account  of the  Mortgagors.  Each
Servicing  Account shall satisfy the requirements  for a Subservicing  Account and,  to  the  extent  permitted  by  the  Program  Guide  or as is  otherwise acceptable  to the  Master  Servicer,  may  also  function  as a  Subservicing
Account.  Withdrawals  of  amounts  related  to the  Mortgage  Loans  from the
Servicing  Accounts  may be made  only to  effect  timely  payment  of  taxes, assessments,  hazard insurance premiums, Primary Insurance Policy premiums, if
applicable,   or  comparable  items,  to  reimburse  the  Master  Servicer  or
Subservicer  out of related  collections  for any  payments  made  pursuant to
Sections   3.11  (with   respect   to  the   Primary   Insurance   Policy) and
3.12(a) (with  respect to hazard  insurance),  to refund to any Mortgagors any sums as may be determined to be overages,  to pay  interest,  if required,  to
Mortgagors on balances in the Servicing  Account or to clear and terminate the
Servicing  Account at the  termination  of this  Agreement in accordance  with
Section 9.01  or in  accordance  with  the  Program  Guide.  As  part  of  its servicing  duties,  the Master  Servicer  shall,  and the  Subservicers  will, pursuant to the Subservicing Agreements,  be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)   The Master  Servicer  shall  advance  the  payments  referred  to in the preceding  subSection that  are not timely paid by the  Mortgagors or advanced by the  Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master  Servicer shall be required so to advance only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be  recoverable  by the Master  Servicer out of
Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain  Documentation and Information  Regarding
                  the Mortgage Loans.

      If  compliance   with  this   Section 3.09   shall  make  any  Class  of
Certificates  legal for  investment  by  federally  insured  savings  and loan associations,  the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee,  the Office of Thrift Supervision or the FDIC and the
supervisory   agents  and  examiners   thereof  access  to  the  documentation
regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being  afforded  without  charge but only upon  reasonable  request  and during  normal  business  hours at the  offices designated  by the Master  Servicer.  The Master  Servicer  shall  permit such
representatives   to  photocopy  any  such  documentation  and  shall  provide equipment for that purpose at a charge  reasonably  approximating  the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)   The Master  Servicer  may,  from time to time as provided  herein,  make withdrawals from the Custodial  Account of amounts on deposit therein pursuant to Section 3.07  that are attributable to the Mortgage Loans for the following purposes:

(i)   to make deposits into the Certificate  Account in the amounts and in the manner provided for in Section 4.01;

(ii)  to  reimburse   itself  or  the  related   Subservicer   for  previously
      unreimbursed  Advances,   Servicing  Advances  or  other  expenses  made
      pursuant to Sections 3.01, 3.07(a),  3.08, 3.11, 3.12(a),  3.14 and 4.04
      or otherwise reimbursable pursuant to the terms of this Agreement,  such withdrawal  right  being  limited to  amounts  received  on the  related
      Mortgage Loans  (including,  for this purpose,  REO Proceeds,  Insurance
      Proceeds,  Liquidation  Proceeds  and  proceeds  from the  purchase of a
      Mortgage Loan pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01) which represent  (A) Late  Collections of Monthly  Payments for which any such advance  was  made  in the  case of  Subservicer  Advances  or  Advances pursuant to  Section 4.04  and  (B) recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related  Subservicer (if not previously retained by  such  Subservicer) out  of  each  payment  received  by  the  Master
      Servicer on account of interest on a Mortgage  Loan as  contemplated  by
      Sections  3.14 and 3.16,  an amount equal to that  remaining  portion of any such payment as to interest  (but not in excess of the Servicing Fee and  the  Subservicing  Fee,  if not  previously  retained) which,  when deducted,  will result in the remaining  amount of such  interest  being interest at the Net Mortgage  Rate (or Modified Net Mortgage Rate in the
      case  of a  Modified  Mortgage  Loan) on  the  amount  specified  in the amortization  schedule of the  related  Mortgage  Loan as the  principal balance  thereof at the  beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)  to pay to itself as additional  servicing  compensation  any interest or investment  income  earned on funds and other  property  deposited in or credited  to the  Custodial  Account  that it is  entitled  to  withdraw pursuant to Section 3.07(c);

(v)   to pay to itself as additional  servicing  compensation  any Foreclosure
      Profits,  any amounts remitted by Subservicers as interest in respect of
      Curtailments  pursuant to  Section 3.08(b),  and any  amounts  paid by a
      Mortgagor in connection  with a Principal  Prepayment in Full in respect of  interest  for any  period  during the  calendar  month in which such
      Principal   Prepayment   in   Full   is  to  be   distributed   to   the
      Certificateholders;

(vi)  to pay to itself,  a Subservicer,  a Seller,  Residential  Funding,  the
      Company  or any  other  appropriate  Person,  as the case  may be,  with respect to each  Mortgage Loan or property  acquired in respect  thereof
      that  has  been   purchased   or  otherwise   transferred   pursuant  to
      Section 2.02,  2.03,  2.04, 4.07 or 9.01, all amounts  received  thereon and not required to be distributed to the  Certificateholders  as of the date on which the related Stated Principal  Balance or Purchase Price is determined;

(vii) to reimburse  itself or the related  Subservicer for any  Nonrecoverable
      Advance  or  Advances  in  the  manner  and to the  extent  provided  in
      subSection (c) below,  and any  Advance  or  Servicing  Advance  made in connection  with a modified  Mortgage Loan that is in default or, in the judgment  of the  Master  Servicer,  default is  reasonably  foreseeable pursuant  to  Section 3.07(a),  to the extent the amount of the  Advance or Servicing  Advance was added to the Stated  Principal  Balance of the
      Mortgage Loan in a prior calendar month, or any Advance  reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)      to reimburse  itself or the Company for  expenses  incurred by and reimbursable to it or the Company  pursuant to Sections  3.01(a),  3.11,
      3.13,  3.14(c),  6.03,  10.01  or  otherwise,   or  in  connection  with
      enforcing,   in  accordance   with  this   Agreement,   any  repurchase,
      substitution or indemnification  obligation of any Seller (other than an
      Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)  to reimburse itself for Servicing  Advances  expended by it (a) pursuant to  Section 3.14  in good faith in connection  with the  restoration  of property damaged by an Uninsured  Cause, and (b) in  connection with the liquidation  of a Mortgage Loan or disposition of an REO Property to the
      extent   not   otherwise    reimbursed    pursuant   to   clause (ii) or
      (viii) above; and

(x)   to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07; and

(xi)  to reimburse or pay any  Subservicer any such amounts as are due thereto under the applicable  Subservicing  Agreement and have not been retained by or paid to the  Subservicer,  to the extent  provided  in the related
      Subservicing Agreement.

(b)   Since, in connection with withdrawals  pursuant to clauses (ii),  (iii),
(v) and  (vi),  the  Master  Servicer's  entitlement  thereto  is  limited  to collections  or other  recoveries  on the related  Mortgage  Loan,  the Master
Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by
Mortgage Loan basis,  for the purpose of justifying  any  withdrawal  from the
Custodial Account pursuant to such clauses.

(c)   The  Master  Servicer  shall be  entitled  to  reimburse  itself  or the related  Subservicer  for any advance made in respect of a Mortgage  Loan that the Master Servicer  determines to be a  Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on deposit therein  attributable to the
Mortgage Loans on any Certificate  Account Deposit Date succeeding the date of
such   determination.   Such   right  of   reimbursement   in   respect  of  a
Nonrecoverable  Advance relating to an Advance pursuant to Section 4.04 on any such  Certificate  Account  Deposit  Date  shall be  limited  to an amount not exceeding the portion of such advance  previously  paid to  Certificateholders
(and  not  theretofore  reimbursed  to the  Master  Servicer  or  the  related
Subservicer).

Section 3.11.     Maintenance of the Primary Insurance Policies; Collections
                  Thereunder.

(a)   The Master  Servicer shall not take, or permit any  Subservicer to take, any action which would result in  non-coverage  under any  applicable  Primary
Insurance  Policy  of any  loss  which,  but for  the  actions  of the  Master
Servicer or  Subservicer,  would have been covered  thereunder.  To the extent coverage is available,  the Master  Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy until the principal balance of the  related  Mortgage  Loan  secured by a  Mortgaged  Property  is reduced to 80% or less of the  Appraised  Value in the case of such a Mortgage
Loan having a  Loan-to-Value  Ratio at origination in excess of 80%,  provided that such  Primary  Insurance  Policy was in place as of the Cut-off  Date and the  Company  had  knowledge  of such  Primary  Insurance  Policy.  The Master
Servicer  shall be  entitled  to cancel or permit the  discontinuation  of any
Primary  Insurance  Policy as to any Mortgage  Loan,  if the Stated  Principal
Balance of the  Mortgage  Loan is reduced  below an amount equal to 80% of the appraised  value  of the  related  Mortgaged  Property  as  determined  in any appraisal  thereof after the Closing Date,  or if the  Loan-to-Value  Ratio is reduced  below 80% as a result of  principal  payments  on the  Mortgage  Loan after the Closing  Date. In the event that the Company  gains  knowledge  that as of  the  Closing  Date,  a  Mortgage  Loan  had a  Loan-to-Value  Ratio  at
origination  in excess of 80% and is not the  subject  of a Primary  Insurance
Policy  (and  was not  included  in any  exception  to the  representation  in
Section 2.03(b)(iv)) and  that such Mortgage Loan has a current  Loan-to-Value
Ratio in  excess of 80% then the  Master  Servicer  shall  use its  reasonable efforts to obtain and maintain a Primary  Insurance  Policy to the extent that such a policy is obtainable at a reasonable  price.  The Master Servicer shall not cancel or refuse to renew any such Primary  Insurance Policy applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer  canceling or refusing to renew any such Primary  Insurance Policy  applicable to a Mortgage
Loan  subserviced by it, that is in effect at the date of the initial issuance of the  Certificates  and is required to be kept in force hereunder unless the replacement  Primary Insurance Policy for such canceled or non-renewed  policy is  maintained  with an insurer whose  claims-paying  ability is acceptable to each Rating  Agency for  mortgage  pass-through  certificates  having a rating equal to or better  than the lower of the  then-current  rating or the  rating assigned to the Certificates as of the Closing Date by such Rating Agency.
(b)   In connection with its activities as  administrator  and servicer of the
Mortgage Loans,  the Master Servicer agrees to present or to cause the related
Subservicer to present, on behalf of the Master Servicer, the Subservicer,  if any, the Trustee and  Certificateholders,  claims to the related Insurer under any Primary  Insurance  Policies,  in a timely manner in accordance  with such policies,  and, in this regard,  to take or cause to be taken such  reasonable action as shall be necessary to permit  recovery  under any Primary  Insurance
Policies respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any
Insurance  Proceeds  collected by or remitted to the Master Servicer under any
Primary  Insurance  Policies  shall be  deposited  in the  Custodial  Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance  of Fire  Insurance  and Omissions and Fidelity
                  Coverage.

(a)   The Master  Servicer shall cause to be maintained for each Mortgage Loan
(other than a Cooperative  Loan) fire  insurance with extended  coverage in an amount  which is equal to the lesser of the  principal  balance  owing on such
Mortgage  Loan or 100  percent  of the  insurable  value of the  improvements;
provided,  however, that such coverage may not be less than the minimum amount required  to fully  compensate  for any loss or damage on a  replacement  cost basis. To the extent it may do so without  breaching the related  Subservicing
Agreement,  the Master  Servicer shall replace any  Subservicer  that does not cause such  insurance,  to the extent it is available,  to be maintained.  The
Master  Servicer  shall also cause to be maintained on property  acquired upon foreclosure,  or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative  Loan), fire insurance with extended coverage in an amount which is at least  equal to the amount  necessary  to avoid the  application  of any
co-insurance   clause contained   in  the  related  hazard  insurance  policy.
Pursuant to Section 3.07,  any amounts  collected by the Master Servicer under any such  policies  (other than  amounts to be applied to the  restoration  or repair of the related Mortgaged  Property or property thus acquired or amounts released to the  Mortgagor in  accordance  with the Master  Servicer's  normal servicing  procedures) shall be deposited in the Custodial Account, subject to
withdrawal  pursuant  to  Section 3.10.   Any  cost  incurred  by  the  Master
Servicer  in  maintaining  any such  insurance  shall not,  for the purpose of calculating monthly distributions to the  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the
Mortgage  Loan so  permit.  Such  costs  shall be  recoverable  by the  Master
Servicer  out of related  late  payments by the  Mortgagor or out of Insurance
Proceeds and  Liquidation  Proceeds to the extent  permitted by  Section 3.10.
It is understood and agreed that no earthquake or other  additional  insurance is to be required  of any  Mortgagor  or  maintained  on property  acquired in respect of a Mortgage  Loan other than  pursuant to such  applicable  laws and regulations  as  shall  at any time be in  force  and as  shall  require  such additional  insurance.  Whenever  the  improvements  securing a Mortgage  Loan
(other than a  Cooperative  Loan) are  located at the time of  origination  of such Mortgage Loan in a federally  designated  special flood hazard area,  the
Master  Servicer shall cause flood insurance (to the extent  available) to  be maintained  in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the  amount  required to compensate for any loss or damage to the  Mortgaged  Property on a  replacement  cost basis and  (ii) the maximum amount of such insurance  available for the related Mortgaged Property under the national flood  insurance  program  (assuming that the area in which such Mortgaged Property is located is participating in such program).

      If the  Master  Servicer  shall  obtain  and  maintain  a  blanket  fire insurance policy with extended  coverage insuring against hazard losses on all of the Mortgage Loans,  it shall  conclusively be deemed to have satisfied its obligations  as set forth in the first  sentence of this  Section 3.12(a),  it being understood and agreed that such policy may contain a deductible  clause, in which case the Master  Servicer  shall,  in the event that there  shall not have been  maintained  on the related  Mortgaged  Property a policy  complying with the first  sentence of this  Section 3.12(a) and  there shall have been a loss which would have been covered by such policy,  deposit in the Certificate
Account the amount not otherwise  payable under the blanket  policy because of such deductible  clause. Any such deposit by the Master Servicer shall be made on the Certificate  Account Deposit Date next preceding the Distribution  Date which  occurs in the month  following  the month in which  payments  under any such policy would have been deposited in the Custodial Account.  In connection with its activities as  administrator  and servicer of the Mortgage Loans, the
Master  Servicer agrees to present,  on behalf of itself,  the Trustee and the
Certificateholders, claims under any such blanket policy.

The Master  Servicer  shall obtain and maintain at its own expense and keep in full  force  and  effect  throughout  the  term of this  Agreement  a  blanket fidelity  bond and an errors  and  omissions  insurance  policy  covering  the
Master  Servicer's  officers and employees and other persons  acting on behalf
of  the  Master  Servicer  in  connection  with  its  activities   under  this
Agreement.  The amount of  coverage  shall be at least  equal to the  coverage that would be required  by Fannie Mae or Freddie  Mac,  whichever  is greater, with respect to the Master  Servicer if the Master Servicer were servicing and administering  the Mortgage  Loans for Fannie Mae or Freddie Mac. In the event that any such  bond or policy  ceases to be in  effect,  the  Master  Servicer shall  obtain a  comparable  replacement  bond or  policy  from an  issuer  or insurer, as the case may be, meeting the requirements,  if any, of the Program
Guide and acceptable to the Company.  Coverage of the Master  Servicer under a policy or bond  obtained by an Affiliate of the Master  Servicer and providing the coverage required by this  Section 3.12(b) shall  satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
                  Modification Agreements; Certain Assignments.

(a)   When any  Mortgaged  Property is conveyed by the  Mortgagor,  the Master
Servicer or  Subservicer,  to the extent it has knowledge of such  conveyance, shall  enforce  any  due-on-sale  clause contained  in any  Mortgage  Note  or
Mortgage,  to the  extent  permitted  under  applicable  law and  governmental regulations,  but only to the extent that such  enforcement will not adversely
affect  or  jeopardize   coverage   under  any  Required   Insurance   Policy.
Notwithstanding the foregoing:

(i)   the  Master  Servicer  shall not be deemed to be in  default  under this
      Section 3.13(a) by  reason  of any  transfer  or  assumption  which  the
      Master Servicer is restricted by law from preventing; and

(ii)  if the Master Servicer  determines that it is reasonably likely that any
      Mortgagor will bring,  or if any Mortgagor  does bring,  legal action to
      declare  invalid  or  otherwise  avoid   enforcement  of  a  due-on-sale
      clause contained  in any Mortgage Note or Mortgage,  the Master Servicer
      shall not be required to enforce the  due-on-sale  clause or  to contest such action.

(b)   Subject  to the  Master  Servicer's  duty  to  enforce  any  due-on-sale clause to  the  extent  set forth in  Section 3.13(a),  in any case in which a
Mortgaged  Property  is to be conveyed  to a Person by a  Mortgagor,  and such
Person is to enter into an assumption or modification  agreement or supplement to the Mortgage Note or Mortgage  which requires the signature of the Trustee, or if an  instrument  of release  signed by the Trustee is required  releasing the Mortgagor  from  liability on the Mortgage  Loan,  the Master  Servicer is authorized,  subject to the  requirements of the sentence next  following,  to execute and deliver, on behalf of the Trustee,  the assumption  agreement with the  Person  to  whom  the  Mortgaged  Property  is to be  conveyed  and  such modification  agreement  or  supplement  to the  Mortgage  Note or Mortgage or other  instruments  as are  reasonable  or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable  laws regarding  assumptions  or the  transfer  of the  Mortgaged  Property  to such
Person;  provided,  however,  none of such terms and requirements shall either
(i) both (A) constitute a "significant  modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC  Provisions and (B) cause any portion of any REMIC formed under the Series  Supplement to fail to qualify as a REMIC  under  the  Code or  (subject  to  Section 10.01(f)),  result  in the
imposition  of  any  tax  on  "prohibited   transactions"  or  (ii) constitute
"contributions"  after the  start-up  date  under the  REMIC  Provisions.  The
Master   Servicer  shall  execute  and  deliver  such  documents  only  if  it reasonably  determines  that (i) its  execution and delivery  thereof will not conflict  with or  violate  any terms of this  Agreement  or cause the  unpaid balance and interest on the Mortgage Loan to be  uncollectible  in whole or in part,  (ii) any  required  consents of insurers  under any Required  Insurance
Policies  have  been  obtained  and  (iii) subsequent  to the  closing  of the transaction  involving the assumption or transfer  (A) the  Mortgage Loan will continue to be secured by a first  mortgage  lien pursuant to the terms of the
Mortgage,  (B) such  transaction  will not adversely affect the coverage under any Required  Insurance  Policies,  (C) the  Mortgage Loan will fully amortize over the  remaining  term thereof,  (D) no  material term of the Mortgage Loan
(including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master  Servicer's or  Subservicer's  good faith  determination) adversely  affect  the  collectability  of the  Mortgage
Loan.  Upon receipt of appropriate  instructions  from the Master  Servicer in accordance  with the  foregoing,  the  Trustee  shall  execute  any  necessary instruments  for such  assumption or  substitution of liability as directed in writing  by  the  Master  Servicer.  Upon  the  closing  of  the  transactions contemplated by such documents,  the Master Servicer shall cause the originals or true and correct copies of the assumption agreement,  the release (if any), or the  modification  or  supplement  to the  Mortgage  Note or Mortgage to be delivered  to the Trustee or the  Custodian  and  deposited  with the Mortgage
File for such  Mortgage  Loan.  Any fee  collected  by the Master  Servicer or such related  Subservicer  for entering into an assumption or  substitution of
liability   agreement  will  be  retained  by  the  Master  Servicer  or  such
Subservicer as additional servicing compensation.

(c)   The Master  Servicer  or the  related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor for a partial  release of the related  Mortgaged  Property,  the  granting of an easement  thereon in favor  of  another  Person,  any  alteration  or  demolition  of  the  related
Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the related
Cooperative  Apartment) without  any right of  reimbursement  or other similar matters if it has determined,  exercising its good faith business  judgment in the same  manner  as it would if it were  the  owner of the  related  Mortgage
Loan, that the security for, and the timely and full  collectability  of, such
Mortgage Loan would not be adversely  affected thereby and that any portion of any REMIC  formed  under the Series  Supplement  would not fail to continue to qualify  as a REMIC  under  the  Code as a  result  thereof  and  (subject  to
Section 10.01(f)) that  no tax on "prohibited transactions" or "contributions"
after the startup day would be imposed on any such REMIC as a result  thereof.
Any fee  collected  by the Master  Servicer  or the  related  Subservicer  for processing  such a request  will be  retained  by the Master  Servicer or such
Subservicer as additional servicing compensation.

(d)   Subject to any other  applicable terms and conditions of this Agreement, the Trustee and Master  Servicer shall be entitled to approve an assignment in lieu of satisfaction  with respect to any Mortgage Loan,  provided the obligee with  respect  to  such  Mortgage  Loan  following  such  proposed  assignment provides  the Trustee and Master  Servicer  with a "Lender  Certification  for
Assignment  of  Mortgage  Loan" in the form  attached  hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer,  providing the  following:  (i) that the substance of the  assignment is, and is intended to be, a refinancing of such  Mortgage;  (ii) that the Mortgage Loan following the  proposed  assignment  will have a rate of interest at least 0.25  percent below or above  the  rate of  interest  on such  Mortgage  Loan  prior to such proposed  assignment;  and (iii) that such assignment is at the request of the borrower under the related  Mortgage  Loan.  Upon approval of an assignment in lieu of  satisfaction  with respect to any Mortgage Loan, the Master  Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage Loan and the Master  Servicer  shall treat such amount as a Principal  Prepayment  in Full with respect to such  Mortgage
Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)   The  Master  Servicer  shall  foreclose  upon  or  otherwise  comparably convert  (which may include an REO  Acquisition) the  ownership of  properties securing  such of the Mortgage  Loans as come into and continue in default and as to  which  no  satisfactory  arrangements  can be made  for  collection  of delinquent  payments  pursuant  to  Section 3.07.  Alternatively,  the  Master
Servicer  may take other  actions in respect  of a  defaulted  Mortgage  Loan, which may include  (i) accepting  a short sale (a payoff of the Mortgage  Loan for an  amount  less  than the  total  amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount less than the
total  amount   contractually   owed  in  order  to   facilitate   refinancing
transactions   by  the  Mortgagor  not  involving  a  sale  of  the  Mortgaged
Property),  (ii) arranging  for  a  repayment  plan  or  (iii) agreeing  to  a
modification  in  accordance  with  Section 3.07.   In  connection  with  such
foreclosure  or  other  conversion  or  action,  the  Master  Servicer  shall, consistent  with  Section 3.11,  follow such  practices  and  procedures as it shall  deem  necessary  or  advisable,  as shall be  normal  and  usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program Guide,  as applicable;  provided that the Master Servicer shall not be liable in any  respect  hereunder  if the Master  Servicer is acting in connection with any such  foreclosure or other  conversion in a manner that is consistent  with  the  provisions  of this  Agreement.  The  Master  Servicer, however,  shall  not be  required  to  expend  its own  funds or  incur  other
reimbursable  charges  in  connection  with  any  foreclosure,   or  attempted
foreclosure  which  is  not  completed,  or  towards  the  restoration  of any
property  unless  it  shall  determine   (i) that  such   restoration   and/or
foreclosure  will increase the proceeds of liquidation of the Mortgage Loan to
Holders of Certificates of one or more Classes after  reimbursement  to itself for such  expenses or charges and  (ii) that  such expenses or charges will be recoverable to it through Liquidation  Proceeds,  Insurance  Proceeds,  or REO
Proceeds  (respecting which it shall have priority for purposes of withdrawals from the  Custodial  Account  pursuant  to  Section 3.10,  whether or not such expenses  and  charges  are  actually  recoverable  from  related  Liquidation
Proceeds,  Insurance  Proceeds  or REO  Proceeds).  In  the  event  of  such a determination  by the Master Servicer  pursuant to this  Section 3.14(a),  the
Master Servicer shall be entitled to  reimbursement  of such amounts  pursuant to Section 3.10.

      In addition to the  foregoing,  the Master  Servicer  shall use its best reasonable  efforts to realize upon any Additional  Collateral for such of the
Additional  Collateral  Loans as come into and  continue  in default and as to which no  satisfactory  arrangements  can be made for collection of delinquent payments  pursuant to  Section 3.07;  provided that the Master  Servicer shall not, on behalf of the Trustee,  obtain title to any such Additional Collateral as a  result  of or in lieu  of the  disposition  thereof  or  otherwise;  and provided  further that (i) the Master  Servicer shall not proceed with respect to such  Additional  Collateral in any manner that would impair the ability to recover against the related Mortgaged  Property,  and (ii) the Master Servicer shall proceed with any REO  Acquisition in a manner that preserves the ability to apply the  proceeds of such  Additional  Collateral  against  amounts  owed
under  the  defaulted   Mortgage  Loan.   Any  proceeds   realized  from  such
Additional  Collateral  (other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with procedures that the Master Servicer would  follow in  servicing  loans  held for its own  account,  subject to the terms and  conditions  of the related  Mortgage and  Mortgage  Note and to the terms and conditions of any security agreement,  guarantee agreement, mortgage or  other  agreement  governing  the  disposition  of  the  proceeds  of  such
Additional  Collateral) shall  be deposited in the Custodial Account,  subject to withdrawal  pursuant to  Section 3.10.  Any other  payment  received by the
Master  Servicer in respect of such Additional  Collateral  shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

      For so long as the  Master  Servicer  is the Master  Servicer  under the
Credit  Support  Pledge  Agreement  and any of the Mortgage  Loans and Pledged
Asset Loans,  the Master  Servicer  shall  perform its  obligations  under the
Credit  Support  Pledge  Agreement in accordance  with such agreement and in a manner that is in the best interests of the  Certificateholders.  Further, the
Master  Servicer  shall use its best  reasonable  efforts to realize  upon any
Pledged  Assets for such of the Pledged  Asset Loans as come into and continue in  default  and as to  which  no  satisfactory  arrangements  can be made for collection of delinquent payments pursuant to Section 3.07;  provided that the
Master Servicer shall not, on behalf of the Trustee,  obtain title to any such
Pledged  Assets  as a  result  of or in lieu  of the  disposition  thereof  or otherwise;  and  provided  further  that  (i) the  Master  Servicer  shall not proceed with  respect to such  Pledged  Assets in any manner that would impair the ability to recover against the related  Mortgaged  Property,  and (ii) the
Master  Servicer  shall  proceed  with any REO  Acquisition  in a manner  that preserves  the ability to apply the  proceeds of such Pledged  Assets  against amounts owed under the defaulted  Mortgage  Loan.  Any proceeds  realized from such Pledged  Assets  (other than  amounts to be released to the  Mortgagor or the related  guarantor in accordance  with procedures that the Master Servicer would  follow in  servicing  loans  held for its own  account,  subject to the terms and  conditions  of the related  Mortgage and  Mortgage  Note and to the terms and conditions of any security agreement,  guarantee agreement, mortgage or other  agreement  governing the disposition of the proceeds of such Pledged
Assets) shall  be deposited in the  Custodial  Account,  subject to withdrawal pursuant to  Section 3.10.  Any other payment  received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial  Account subject to withdrawal pursuant to Section 3.10.

      Concurrently  with the  foregoing,  the Master  Servicer  may pursue any
remedies   that  may  be   available  in   connection   with  a  breach  of  a
representation  and  warranty  with  respect  to any  such  Mortgage  Loan  in accordance  with Sections 2.03 and 2.04.  However,  the Master Servicer is not
required to continue to pursue  both  foreclosure  (or similar  remedies) with respect to the Mortgage  Loans and remedies in  connection  with a breach of a
representation  and  warranty  if  the  Master  Servicer   determines  in  its
reasonable  discretion  that one such  remedy  is more  likely  to result in a greater  recovery  as to the  Mortgage  Loan.  Upon the  occurrence  of a Cash
Liquidation  or REO  Disposition,  following  the  deposit  in  the  Custodial
Account of all Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries  referred to in the definition of "Cash  Liquidation"  or "REO
Disposition,"   as  applicable,   upon  receipt  by  the  Trustee  of  written
notification  of such deposit  signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release to the Master  Servicer the related  Custodial  File  and the  Trustee  shall  execute  and  deliver  such instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each  case  without  recourse,  as shall be  necessary  to vest in the  Master
Servicer or its designee,  as the case may be, the related  Mortgage Loan, and
thereafter   such  Mortgage  Loan  shall  not  be  part  of  the  Trust  Fund.
Notwithstanding  the foregoing or any other  provision of this  Agreement,  in the Master  Servicer's sole discretion with respect to any defaulted  Mortgage
Loan or REO  Property  as to either of the  following  provisions,  (i) a Cash
Liquidation   or  REO   Disposition   may  be  deemed  to  have   occurred  if
substantially  all amounts  expected by the Master  Servicer to be received in connection with the related defaulted  Mortgage Loan or REO Property have been received,  and (ii) for  purposes of determining the amount of any Liquidation
Proceeds,   Insurance   Proceeds,   REO  Proceeds  or  any  other  unscheduled
collections or the amount of any Realized  Loss, the Master  Servicer may take into account  minimal amounts of additional  receipts  expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)   If title to any  Mortgaged  Property is acquired by the Trust Fund as an
REO Property by  foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate  of sale  shall be  issued to the  Trustee  or to its  nominee  on behalf of  Certificateholders.  Notwithstanding  any such acquisition of title and  cancellation  of the  related  Mortgage  Loan,  such REO  Property  shall
(except  as  otherwise  expressly  provided  herein) be  considered  to  be an
Outstanding  Mortgage  Loan held in the Trust  Fund until such time as the REO
Property  shall be sold.  Consistent  with the  foregoing  for purposes of all calculations  hereunder so long as such REO Property shall be considered to be an Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced  by the  related  Mortgage  Note  shall have been discharged,  such  Mortgage  Note and the  related  amortization  schedule  in effect at the time of any such  acquisition  of title (after  giving effect to any previous  Curtailments and before any adjustment  thereto by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)   If the Trust Fund  acquires  any REO  Property as aforesaid or otherwise in  connection  with a default or  imminent  default on a Mortgage  Loan,  the
Master  Servicer  on  behalf  of the  Trust  Fund  shall  dispose  of such REO
Property as soon as practicable,  giving due consideration to the interests of the  Certificateholders,  but in all cases  within  three full years after the
taxable  year  of  its   acquisition   by  the  Trust  Fund  for  purposes  of
Section 860G(a)(8) of  the Code (or such  shorter  period as may be  necessary under  applicable  state  (including  any  state in  which  such  property  is located) law  to maintain  the status of any portion of any REMIC formed under the Series  Supplement as a REMIC under  applicable  state law and avoid taxes resulting  from  such  property  failing  to  be  foreclosure  property  under applicable  state  law) or,  at the expense of the Trust Fund,  request,  more than 60 days  before  the day on  which  such  grace  period  would  otherwise expire,  an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains  for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer,  to the effect that the holding by the
Trust Fund of such REO Property  subsequent  to such period will not result in
the   imposition  of  taxes  on  "prohibited   transactions"   as  defined  in
Section 860F  of  the  Code  or  cause  any  REMIC  formed  under  the  Series
Supplement  to fail to  qualify  as a REMIC (for  federal  (or any  applicable
State or  local) income  tax  purposes) at  any time that any Certificates are outstanding,  in which  case the  Trust  Fund may  continue  to hold  such REO
Property  (subject to any  conditions  contained  in such Opinion of Counsel).
The Master  Servicer  shall be entitled to be  reimbursed  from the  Custodial
Account  for any costs  incurred in  obtaining  such  Opinion of  Counsel,  as
provided  in  Section 3.10.   Notwithstanding  any  other  provision  of  this
Agreement,  no REO  Property  acquired  by the Trust  Fund shall be rented (or allowed to continue  to be  rented) or  otherwise  used by or on behalf of the
Trust Fund in such a manner or  pursuant  to any terms  that  would  (i) cause such REO  Property  to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8) of  the Code or (ii) subject  the Trust Fund to the  imposition of any federal income taxes on the income earned from such REO
Property,  including  any taxes  imposed by reason of  Section 860G(c) of  the
Code,  unless the Master  Servicer has agreed to indemnify  and hold  harmless the Trust Fund with respect to the imposition of any such taxes.

(d)   The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan  pursuant to the terms of this  Agreement,  as well as any  recovery  (other  than  Subsequent  Recoveries) resulting  from a collection of Liquidation Proceeds,  Insurance Proceeds or REO Proceeds,  will be applied in the following order of priority:  first, to reimburse the Master
Servicer    or    the    related     Subservicer     in    accordance     with
Section 3.10(a)(ii) and,  in the case of Wells  Fargo  as a   Subservicer,  if
applicable,  to reimburse such Subservicer for any  Subservicing Fees  payable therefrom;  second,  to the  Certificateholders  to the extent of accrued  and unpaid  interest on the Mortgage Loan,  and any related REO Imputed  Interest, at the Net Mortgage  Rate (or the Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan),  to the Due Date in the related Due Period prior to the Distribution  Date on which such amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal  on the Mortgage  Loan (or
REO Property);  fourth,  to all Servicing Fees and  Subservicing  Fees payable therefrom (and the Master  Servicer and the  Subservicer  shall have no claims for any  deficiencies  with  respect  to  such  fees  which  result  from  the foregoing allocation); and fifth, to Foreclosure Profits.

(e)   In the  event  of a  default  on a  Mortgage  Loan  one or more of whose obligors is not a United States Person,  in connection with any foreclosure or acquisition  of a deed  in lieu of  foreclosure  (together,  "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause  compliance with
the   provisions  of  Treasury   Regulation   Section 1.1445-2(d)(3) (or   any
successor  thereto) necessary  to assure that no  withholding  tax  obligation arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such  foreclosure  are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)   Upon  becoming  aware of the payment in full of any  Mortgage  Loan,  or upon the receipt by the Master  Servicer  of a  notification  that  payment in full will be  escrowed in a manner  customary  for such  purposes,  the Master
Servicer  will  immediately  notify  the  Trustee  (if it  holds  the  related
Custodial  File) or the Custodian by a  certification  of a Servicing  Officer
(which  certification shall include a statement to the effect that all amounts received or to be received in connection  with such payment which are required to be deposited in the Custodial  Account  pursuant to Section 3.07  have been or will be so deposited),  substantially  in one of the forms attached  hereto as Exhibit F, or, in the case of the  Custodian,  an  electronic  request in a form acceptable to the Custodian,  requesting  delivery to it of the Custodial
File.  Within two Business Days of receipt of such  certification and request, the Trustee  shall  release,  or cause the  Custodian to release,  the related
Custodial File to the Master  Servicer.  The Master  Servicer is authorized to execute and deliver to the  Mortgagor  the request for  reconveyance,  deed of reconveyance  or  release  or  satisfaction  of  mortgage  or such  instrument releasing the lien of the  Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence  of  cancellation  thereon  and to  cause  the removal  from the  registration  on the MERS(R)System of such  Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of  satisfaction  or  cancellation or of partial  or  full  release.  No  expenses  incurred  in  connection  with  any instrument of satisfaction or deed of reconveyance  shall be chargeable to the
Custodial Account or the Certificate Account.

(b)   From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially  in one of the  forms  attached  as  Exhibit  F  hereto,  or,  in the  case of the
Custodian,  an  electronic  request  in a form  acceptable  to the  Custodian, requesting that possession of all, or any document  constituting  part of, the
Custodial  File be released to the Master  Servicer and  certifying  as to the reason  for such  release  and that  such  release  will  not  invalidate  any insurance  coverage  provided  in  respect  of the  Mortgage  Loan  under  any
Required  Insurance Policy.  Upon receipt of the foregoing,  the Trustee shall deliver,  or  cause  the  Custodian  to  deliver,  the  Custodial  File or any document therein to the Master Servicer.  The Master Servicer shall cause each
Custodial  File or any  document  therein so  released  to be  returned to the
Trustee,  or the  Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the  Mortgage Loan has been liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the Custodial  Account or (ii) the  Custodial  File or such document has been delivered  directly or through a Subservicer to an attorney, or to a public  trustee or other  public  official  as  required  by law,  for purposes of initiating or pursuing legal action or other  proceedings  for the foreclosure of the Mortgaged  Property  either  judicially or  non-judicially, and the Master  Servicer has delivered  directly or through a  Subservicer  to the Trustee a  certificate  of a Servicing  Officer  certifying as to the name and address of the Person to which such  Custodial  File or such  document was delivered  and the purpose or purposes of such  delivery.  In the event of the liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver the Request for
Release  with  respect  thereto to the  Master  Servicer  upon  deposit of the related Liquidation Proceeds in the Custodial Account.

(c)   The  Trustee  or the  Master  Servicer  on the  Trustee's  behalf  shall
execute  and  deliver  to  the  Master  Servicer,  if  necessary,   any  court
pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in respect of a Mortgaged  Property or to any legal action brought to obtain judgment  against any Mortgagor on the Mortgage
Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other remedies or rights  provided  by the  Mortgage  Note or Mortgage or  otherwise available at law or in equity.  Together with such  documents or pleadings (if signed by the  Trustee),  the Master  Servicer  shall deliver to the Trustee a
certificate  of  a  Servicing  Officer   requesting  that  such  pleadings  or
documents  be executed by the  Trustee  and  certifying  as to the reason such documents  or  pleadings  are  required  and that the  execution  and delivery thereof by the Trustee will not  invalidate  any insurance  coverage under any
Required  Insurance  Policy or invalidate or otherwise  affect the lien of the
Mortgage,  except for the  termination  of such a lien upon  completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)   The Master  Servicer,  as  compensation  for its  activities  hereunder, shall be entitled to receive on each  Distribution  Date the amounts  provided for by  clauses  (iii),  (iv),  (v) and  (vi) of  Section 3.10(a),  subject to clause (e) below.  The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis. In the event that Liquidation Proceeds,  Insurance Proceeds and REO Proceeds (net
of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in  respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such Mortgage Loan plus unpaid  interest  accrued  thereon  (including  REO
Imputed  Interest) at  a per annum rate equal to the related Net Mortgage Rate
(or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan), the  Master  Servicer  shall be  entitled  to retain  therefrom  and to pay to itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)   Additional  servicing  compensation  in the form of prepayment  charges, assumption  fees, late payment  charges,  investment  income on amounts in the
Custodial  Account or the  Certificate  Account or otherwise shall be retained by the Master  Servicer  or the  Subservicer  to the extent  provided  herein, subject to clause (e) below.

(c)   The Master  Servicer  shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing  activities hereunder
(including payment of premiums for the Primary Insurance Policies,  if any, to the  extent  such  premiums  are  not  required  to be  paid  by  the  related
Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian) and shall  not be  entitled  to  reimbursement  therefor  except  as  specifically provided in Sections 3.10 and 3.14.

(d)   The Master  Servicer's right to receive  servicing  compensation may not be transferred  in whole or in part except in connection  with the transfer of all of its  responsibilities and obligations of the Master Servicer under this
Agreement.

(e)   Notwithstanding  any other  provision  herein,  the amount of  servicing compensation  that the Master  Servicer  shall be  entitled to receive for its activities  hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to  Compensating  Interest (if any) for such  Distribution  Date. Such reduction shall be applied during such period as follows:  first, to any Servicing Fee or  Subservicing  Fee to which the Master Servicer is entitled pursuant to  Section 3.10(a)(iii) and  second, to any  income  or gain  realized  from any  investment  of funds  held in the
Custodial  Account or the Certificate  Account to which the Master Servicer is entitled  pursuant to Sections  3.07(c) or  4.01(b),  respectively.  In making such reduction,  the Master Servicer  (i) will not withdraw from the Custodial
Account any such amount  representing all or a portion of the Servicing Fee to which  it is  entitled  pursuant  to  Section 3.10(a)(iii) and  (ii) will  not withdraw from the Custodial Account or Certificate  Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.     Reports to the Trustee and the Company.

      Not later than  fifteen  days after it receives a written  request  from the Trustee or the Company,  the Master  Servicer shall forward to the Trustee and the Company a statement,  certified by a Servicing Officer,  setting forth the  status  of the  Custodial  Account  as of the close of  business  on such
Distribution  Date as it relates to the Mortgage  Loans and  showing,  for the period covered by such statement,  the aggregate of deposits in or withdrawals from the Custodial  Account in respect of the Mortgage Loans for each category
of  deposit   specified  in  Section 3.07  and  each  category  of  withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance.

      The Master  Servicer  will deliver to the  Company,  the Trustee and any
Certificate  Insurer on or before the earlier of  (a) March 31 of each year or
(b) with  respect to any  calendar  year  during  which the  Company's  annual report on Form 10-K is required to be filed in  accordance  with the  Exchange
Act and the rules and  regulations  of the  Commission,  the date on which the annual  report on Form 10-K is  required  to be filed in  accordance  with the
Exchange  Act and the rules and  regulations  of the  Commission,  a  servicer compliance  certificate,  signed  by  an  authorized  officer  of  the  Master
Servicer,  as described in Items 1122(a),  1122(b) and  1123 of Regulation AB,
to the effect that:

      (i)   A review of the Master Servicer's  activities during the reporting period and of its  performance  under this  Agreement has been made under such officer's supervision.

      (ii)        To the  best  of such  officer's  knowledge,  based  on such review,  the Master Servicer has fulfilled all of its  obligations  under this
Agreement in all material  respects  throughout  the  reporting  period or, if there  has been a failure  to  fulfill  any such  obligation  in any  material respect,  specifying  each such  failure  known to such officer and the nature and status thereof.

      The Master Servicer shall use commercially  reasonable efforts to obtain from all other parties  participating in the servicing function any additional certifications  required  under  Item  1123  of  Regulation  AB to the  extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure  to obtain  such  certifications  shall not be a breach of the  Master
Servicer's  duties  hereunder  if any  such  party  fails  to  deliver  such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

      On or before  the  earlier  of  (a) March  31 of each  year or  (b) with respect to any calendar year during which the Company's  annual report on Form
10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the  Master  Servicer  at its
expense shall cause a firm of independent public  accountants,  which shall be members of the American Institute of Certified Public Accountants,  to furnish to the Company and the Trustee the attestation  required under Item 1122(b) of
Regulation  AB.  In  rendering  such  statement,  such  firm may  rely,  as to matters  relating to the direct  servicing of mortgage loans by  Subservicers, upon comparable  statements for examinations  conducted by independent  public accountants  substantially  in accordance  with  standards  established by the
American Institute of Certified Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Rights of the Company in Respect of the Master Servicer.

      The Master Servicer shall afford the Company,  upon  reasonable  notice, during normal  business  hours access to all records  maintained by the Master
Servicer  in respect of its rights  and  obligations  hereunder  and access to officers  of the  Master  Servicer  responsible  for  such  obligations.  Upon request,  the Master  Servicer  shall furnish the Company with its most recent financial  statements  and  such  other  information  as the  Master  Servicer possesses regarding its business,  affairs, property and condition,  financial or otherwise.  The Master  Servicer  shall also  cooperate with all reasonable requests for information  including,  but not limited to,  notices,  tapes and copies of files,  regarding  itself,  the Mortgage  Loans or the  Certificates from any Person or Persons  identified by the Company or Residential  Funding.
The Company may,  but is not  obligated  to,  enforce the  obligations  of the
Master Servicer hereunder and may, but is not obligated to, perform,  or cause a designee  to  perform,  any  defaulted  obligation  of the  Master  Servicer hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the  Master  Servicer  shall not be  relieved  of any of its  obligations hereunder by virtue of such  performance  by the Company or its designee.  The
Company  shall not have any  responsibility  or  liability  for any  action or failure to act by the Master  Servicer and is not  obligated to supervise  the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     Administration of Buydown Funds.

(a)   With  respect  to  any  Buydown   Mortgage  Loan,  the  Subservicer  has
deposited  Buydown Funds in an account that satisfies the  requirements  for a
Subservicing Account (the "Buydown Account").  The Master Servicer shall cause the Subservicing  Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown  Mortgage Loan, the  Subservicer will withdraw from the Buydown  Account the  predetermined  amount that,  when added to the  amount  due on such date  from the  Mortgagor,  equals  the full
Monthly  Payment and transmit that amount in accordance  with the terms of the
Subservicing  Agreement  to the  Master  Servicer  together  with the  related payment made by the Mortgagor or advanced by the Subservicer.

(b)   If the  Mortgagor  on a Buydown  Mortgage  Loan prepays such loan in its entirety  during the period  (the  "Buydown  Period") when  Buydown  Funds are required to be applied to such Buydown  Mortgage Loan, the  Subservicer  shall be required to withdraw  from the Buydown  Account and remit any Buydown Funds remaining  in the  Buydown  Account in  accordance  with the  related  buydown agreement.  The amount of Buydown  Funds which may be  remitted in  accordance with the related  buydown  agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related  Mortgage  Loan. If the Mortgagor on a Buydown  Mortgage  Loan defaults on such Mortgage Loan during the Buydown
Period and the property  securing  such Buydown  Mortgage  Loan is sold in the liquidation  thereof  (either by the Master  Servicer or the insurer under any related  Primary  Insurance  Policy),  the  Subservicer  shall be  required to withdraw from the Buydown Account the Buydown Funds for such Buydown  Mortgage
Loan  still  held in the  Buydown  Account  and remit  the same to the  Master
Servicer  in  accordance  with the  terms of the  Subservicing  Agreement  for deposit in the Custodial  Account or, if  instructed  by the Master  Servicer, pay  to  the  insurer  under  any  related  Primary  Insurance  Policy  if the
Mortgaged  Property is  transferred  to such insurer and such insurer pays all of the loss  incurred  in respect  of such  default.  Any  amount so  remitted pursuant to the  preceding  sentence  will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.     Advance Facility.

(a)   The Master  Servicer is hereby  authorized  to enter into a financing or other  facility  (any such  arrangement,  an "Advance  Facility") under  which
(1) the  Master  Servicer  sells,  assigns or  pledges  to another  Person (an
"Advancing  Person") the  Master  Servicer's rights under this Agreement to be reimbursed  for any Advances or Servicing  Advances  and/or  (2) an  Advancing
Person agrees to fund some or all Advances and/or Servicing  Advances required to be made by the Master Servicer  pursuant to this  Agreement.  No consent of the Company, the Trustee, the  Certificateholders  or any other party shall be required  before the  Master  Servicer  may enter  into an  Advance  Facility.
Notwithstanding   the  existence  of  any  Advance  Facility  under  which  an
Advancing  Person agrees to fund  Advances  and/or  Servicing  Advances on the
Master  Servicer's   behalf,   the  Master  Servicer  shall  remain  obligated
pursuant to this  Agreement to make Advances and Servicing  Advances  pursuant to and as required by this  Agreement.  If the Master  Servicer enters into an
Advance  Facility,  and for so long as an Advancing Person remains entitled to receive  reimbursement  for any  Advances  including  Nonrecoverable  Advances
("Advance   Reimbursement   Amounts") and/or   Servicing   Advances  including
Nonrecoverable   Advances  ("Servicing  Advance  Reimbursement   Amounts"  and
together  with Advance  Reimbursement  Amounts,  "Reimbursement  Amounts") (in
each case to the extent such type of  Reimbursement  Amount is included in the
Advance Facility), as applicable,  pursuant to this Agreement, then the Master
Servicer  shall  identify  such  Reimbursement  Amounts  consistent  with  the reimbursement  rights  set forth in  Section 3.10(a)(ii) and  (vii) and  remit such  Reimbursement  Amounts in accordance with this Section 3.22 or otherwise in accordance  with the  documentation  establishing  the Advance  Facility to such  Advancing  Person  or to a  trustee,  agent or  custodian  (an  "Advance
Facility  Trustee") designated by such Advancing Person in an Advance Facility
Notice described below in Section 3.22(b).  Notwithstanding the foregoing,  if so  required  pursuant  to the  terms  of the  Advance  Facility,  the  Master
Servicer  may  direct,  and if so  directed  in writing  the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the  Reimbursement
Amounts  identified  pursuant to the preceding  sentence.  An Advancing Person whose  obligations  hereunder  are limited to the  funding of Advances  and/or
Servicing  Advances  shall not be  required  to meet the  qualifications  of a
Master   Servicer   or   a   Subservicer   pursuant   to    Section 3.02(a) or
6.02(c) hereof  and  shall  not  be  deemed  to be a  Subservicer  under  this
Agreement.  Notwithstanding  anything  to the  contrary  herein,  in no  event
shall  Advance   Reimbursement  Amounts  or  Servicing  Advance  Reimbursement
Amounts be included in the Available  Distribution  Amount or  distributed  to
Certificateholders.

(b)   If the Master  Servicer  enters into an Advance  Facility  and makes the election  set forth in  Section 3.22(a),  the Master  Servicer and the related
Advancing  Person  shall  deliver to the Trustee a written  notice and payment instruction  (an  "Advance  Facility  Notice"),  providing  the  Trustee  with written  payment  instructions  as to  where to  remit  Advance  Reimbursement
Amounts and/or  Servicing  Advance  Reimbursement  Amounts (each to the extent such type of Reimbursement  Amount is included within the Advance Facility) on subsequent  Distribution  Dates.  The payment  instruction  shall  require the applicable  Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee  designated in the Advance Facility Notice.  An
Advance Facility Notice may only be terminated by the joint written  direction of the Master  Servicer  and the  related  Advancing  Person  (and any related
Advance Facility Trustee).

(c)   Reimbursement  Amounts  shall  consist  solely of  amounts in respect of
Advances  and/or  Servicing  Advances made with respect to the Mortgage  Loans for which the  Master  Servicer  would be  permitted  to  reimburse  itself in accordance  with  Section 3.10(a)(ii) and  (vii) hereof,  assuming  the Master
Servicer  or the  Advancing  Person  had  made the  related  Advance(s) and/or
Servicing  Advance(s).  Notwithstanding the foregoing,  except with respect to reimbursement of  Nonrecoverable  Advances as set forth in  Section 3.10(c) of this Agreement,  no Person shall be entitled to reimbursement  from funds held in the  Collection  Account  for  future  distribution  to  Certificateholders pursuant to this  Agreement.  Neither  the Company nor the Trustee  shall have any duty or liability  with respect to the  calculation  of any  Reimbursement
Amount,  nor shall the Company or the Trustee have any responsibility to track or monitor the  administration  of the Advance  Facility and the Company shall not have any  responsibility  to track,  monitor  or  verify  the  payment  of
Reimbursement  Amounts to the  related  Advancing  Person or Advance  Facility
Trustee.  The Master  Servicer  shall  maintain  and provide to any  Successor
Master  Servicer a detailed  accounting on a loan-by-loan  basis as to amounts advanced by, sold,  pledged or assigned to, and  reimbursed  to any  Advancing
Person.  The Successor  Master  Servicer shall be entitled to rely on any such information  provided by the Master Servicer and the Successor Master Servicer
shall not be liable for any errors in such information.

(d)   Upon the  direction  of and at the expense of the Master  Servicer,  the
Trustee  agrees  to  execute  such  acknowledgments,  certificates,  and other documents  provided by the Master Servicer and reasonably  satisfactory to the
Trustee  recognizing the interests of any Advancing Person or Advance Facility
Trustee in such  Reimbursement  Amounts as the Master Servicer may cause to be made subject to Advance  Facilities  pursuant to this  Section 3.22,  and such other documents in connection with such Advance  Facility as may be reasonably requested  from  time to time by any  Advancing  Person  or  Advance  Facility
Trustee and reasonably satisfactory to the Trustee.

(e)   Reimbursement  Amounts  collected  with  respect to each  Mortgage  Loan shall be allocated to outstanding  unreimbursed Advances or Servicing Advances
(as the case may be) made  with respect to that  Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)   Any  successor  Master  Servicer to  Residential  Funding (a  "Successor
      Master  Servicer") and  the Advancing Person or Advance Facility Trustee
      shall be required  to apply all amounts  available  in  accordance  with this  Section 3.22(e) to  the  reimbursement  of Advances and  Servicing
      Advances in the manner  provided  for herein;  provided,  however,  that after the succession of a Successor Master  Servicer,  (A) to the extent that any Advances or Servicing  Advances with respect to any  particular
      Mortgage Loan are reimbursed  from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation  Proceeds or Insurance Proceeds,
      if any,  with  respect to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the Advancing  Person or Advance  Facility  Trustee in
      respect of Advances and/or  Servicing  Advances related to that Mortgage
      Loan to the extent of the  interest of the  Advancing  Person or Advance
      Facility Trustee in such Advances and/or Servicing  Advances,  second to the Master  Servicer in respect of Advances  and/or  Servicing  Advances related to that  Mortgage Loan in excess of those in which the Advancing
      Person or Advance  Facility  Trustee Person has an interest,  and third, to the  Successor  Master  Servicer  in  respect  of any other  Advances and/or  Servicing  Advances  related to that  Mortgage  Loan,  from such sources as and when collected,  and  (B) reimbursements  of Advances and
      Servicing  Advances that are  Nonrecoverable  Advances shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one
      hand, and any such Successor Master Servicer,  on the other hand, on the basis of the respective aggregate outstanding  unreimbursed Advances and
      Servicing  Advances  that  are  Nonrecoverable   Advances  owed  to  the
      Advancing  Person,  Advance Facility Trustee or Master Servicer pursuant to this  Agreement,  on the one  hand,  and any  such  Successor  Master
      Servicer,  on the other hand,  and  without  regard to the date on which any such  Advances or Servicing  Advances  shall have been made.  In the event that,  as a result of the FIFO  allocation  made  pursuant to this
      Section 3.22(e),  some  or all of a  Reimbursement  Amount  paid  to the
      Advancing  Person or Advance  Facility  Trustee  relates to  Advances or
      Servicing  Advances  that were made by a Person  other than  Residential
      Funding or the Advancing  Person or Advance Facility  Trustee,  then the
      Advancing  Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement  Amount to the Person entitled to such portion of such  Reimbursement  Amount.  Without limiting the generality of the  foregoing,  Residential  Funding  shall  remain  entitled  to be reimbursed by the Advancing  Person or Advance  Facility Trustee for all
      Advances and Servicing  Advances  funded by  Residential  Funding to the extent the related  Reimbursement  Amount(s) have  not been  assigned or pledged  to  an  Advancing  Person  or  Advance  Facility  Trustee.  The
      documentation   establishing   any  Advance   Facility   shall   require
      Residential  Funding  to  provide  to the  related  Advancing  Person or
      Advance  Facility  Trustee loan by loan information with respect to each
      Reimbursement  Amount  distributed to such  Advancing  Person or Advance
      Facility  Trustee on each date of remittance  thereof to such  Advancing
      Person or Advance  Facility  Trustee,  to enable the Advancing Person or
      Advance   Facility   Trustee  to  make  the  FIFO   allocation  of  each
      Reimbursement Amount with respect to each Mortgage Loan.

(ii)  By way of  illustration,  and not by way of limiting the  generality  of the  foregoing,  if the Master  Servicer  resigns or is  terminated at a time when the Master Servicer is a party to an Advance Facility,  and is replaced  by a  Successor  Master  Servicer,  and the  Successor  Master
      Servicer  directly funds Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement
      Amounts to the related  Advancing  Person or Advance  Facility  Trustee, then all payments and recoveries  received from the related Mortgagor or received  in the  form of  Liquidation  Proceeds  with  respect  to such
      Mortgage  Loan  (including  Insurance  Proceeds  collected in connection with a  liquidation  of such Mortgage  Loan) will be allocated  first to the  Advancing  Person or Advance  Facility  Trustee  until the  related
      Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing  Person,  which were made prior to any  Advances or  Servicing  Advances  made by the  Successor  Master
      Servicer,  have been  reimbursed  in full,  at which point the Successor
      Master  Servicer  shall be entitled to retain all related  Reimbursement
      Amounts  subsequently  collected  with  respect  to that  Mortgage  Loan pursuant  to  Section 3.10  of this  Agreement.  To the extent  that the
      Advances  or  Servicing  Advances  are  Nonrecoverable  Advances  to  be
      reimbursed  on an  aggregate  basis  pursuant  to  Section 3.10  of this
      Agreement,  the reimbursement  paid in this manner will be made pro rata to the Advancing  Person or Advance Facility  Trustee,  on the one hand, and the Successor  Master  Servicer,  on the other hand, as described in clause (i)(B) above.

(f)   The Master  Servicer  shall  remain  entitled to be  reimbursed  for all
Advances and Servicing  Advances  funded by the Master  Servicer to the extent the related rights to be reimbursed  therefor have not been sold,  assigned or pledged to an Advancing Person.

(g)   Any  amendment to this  Section 3.22  or to any other  provision of this
Agreement  that may be  necessary  or  appropriate  to effect  the terms of an
Advance  Facility  as  described  generally  in this  Section 3.22,  including amendments to add provisions  relating to a successor Master Servicer,  may be entered into by the Trustee,  the Company and the Master Servicer  without the consent of any  Certificateholder,  with written confirmation from each Rating
Agency that the  amendment  will not result in the reduction of the ratings on any  class  of the  Certificates  below  the  lesser  of the then  current  or original ratings on such  Certificates,  and an opinion of counsel as required by Section 11.01(c) notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)   Any rights of set-off  that the Trust Fund,  the  Trustee,  the Company, any  Successor  Master  Servicer  or any other  Person  might  otherwise  have against  the  Master  Servicer  under this  Agreement  shall not attach to any rights to be  reimbursed  for  Advances or Servicing  Advances  that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(i)   At any time when an Advancing  Person shall have ceased funding Advances and/or  Servicing  Advances (as the case may be) and the  Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement  Amounts sufficient  in the  aggregate  to  reimburse  all  Advances  and/or  Servicing
Advances  (as the case may  be) the  right to  reimbursement  for  which  were assigned to the Advancing  Person,  then upon the delivery of a written notice signed by the  Advancing  Person and the Master  Servicer or its  successor or assign) to the Trustee  terminating  the Advance  Facility Notice (the "Notice of  Facility  Termination"),  the  Master  Servicer  or its  Successor  Master
Servicer   shall  again  be  entitled  to  withdraw  and  retain  the  related
Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j)   After  delivery  of any  Advance  Facility  Notice,  and  until any such
Advance   Facility  Notice  has  been  terminated  by  a  Notice  of  Facility
Termination,  this  Section 3.22  may not be  amended  or  otherwise  modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)   The  Master  Servicer  on  behalf of the  Trustee  shall  establish  and maintain a Certificate  Account in which the Master Servicer shall cause to be deposited  on behalf of the  Trustee on or before  2:00 P.M.  New York time on each  Certificate  Account  Deposit  Date  by  wire  transfer  of  immediately available  funds  an  amount  equal  to the  sum of  (i) any  Advance  for the immediately  succeeding  Distribution  Date,  (ii) any  amount  required to be deposited in the Certificate  Account pursuant to  Section 3.12(a),  (iii) any amount  required  to be  deposited  in the  Certificate  Account  pursuant  to
Section 3.16(e) or  Section 4.07  and (iv) all other amounts  constituting the
Available  Distribution  Amount for the  immediately  succeeding  Distribution
Date.

(b)   The  Trustee  shall,  upon  written  request  from the Master  Servicer, invest or cause the institution  maintaining the Certificate Account to invest the funds in the Certificate  Account in Permitted  Investments  designated in the name of the  Trustee  for the  benefit  of the  Certificateholders,  which shall  mature or be payable on demand  not later  than the  Business  Day next preceding the  Distribution  Date next  following the date of such  investment
(except that (i) any  investment in the institution with which the Certificate
Account is maintained may mature or be payable on demand on such  Distribution
Date and (ii) any other  investment may mature or be payable on demand on such
Distribution  Date if the Trustee  shall  advance  funds on such  Distribution
Date to the  Certificate  Account in the amount payable on such  investment on such  Distribution  Date,  pending receipt thereof to the extent  necessary to make distributions on the  Certificates) and  shall not be sold or disposed of prior to maturity.  Subject to  Section 3.16(e),  all income and gain realized from any such  investment  shall be for the benefit of the Master Servicer and shall be subject to its  withdrawal or order from time to time.  The amount of any losses incurred in respect of any such  investments  shall be deposited in the  Certificate  Account  by  the  Master  Servicer  out  of  its  own  funds immediately as realized without any right of reimbursement.

Section 4.02.     Distributions.

      As provided in Section 4.02 of the Series Supplement.

Section 4.03.     Statements  to  Certificateholders;  Statements  to  Rating
                  Agencies; Exchange Act Reporting.

(a)   Concurrently with each distribution  charged to the Certificate  Account and with respect to each  Distribution  Date the Master Servicer shall forward to the Trustee and the Trustee shall either  forward by mail or make available to each  Holder  and  the  Company,  via the  Trustee's  internet  website,  a statement  (and at its  option,  any  additional  files  containing  the  same information in an  alternative  format) setting  forth  information as to each
Class  of  Certificates,  the  Mortgage  Pool  and,  if the  Mortgage  Pool is
comprised  of  two or  more  Loan  Groups,  each  Loan  Group,  to the  extent applicable.  This  statement  will  include  the  information  set forth in an exhibit to the Series  Supplement.  Such exhibit shall set forth the Trustee's internet  website  address  together  with a phone  number.  The Trustee shall mail to each Holder that  requests a paper copy by  telephone a paper copy via first class  mail.  The Trustee  may modify the  distribution  procedures  set forth in this  Section provided  that such  procedures are no less  convenient for the  Certificateholders.  The Trustee shall provide prior  notification to the Company,  the Master  Servicer and the  Certificateholders  regarding  any such  modification.  In addition,  the Master  Servicer  shall  provide to any manager of a trust fund  consisting of some or all of the  Certificates,  upon reasonable request,  such additional  information as is reasonably  obtainable by the Master  Servicer  at no  additional  expense  to the  Master  Servicer.
Also, at the request of a Rating  Agency,  the Master  Servicer  shall provide
the   information   relating  to  the  Reportable   Modified   Mortgage  Loans
substantially  in the form attached  hereto as Exhibit Q to such Rating Agency within  a  reasonable  period  of time;  provided,  however,  that the  Master
Servicer  shall not be required  to provide  such  information  more than four times in a calendar year to any Rating Agency.

(b)   Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R Certificate,  the Master
Servicer shall prepare,  or cause to be prepared,  and shall forward, or cause to be  forwarded,  to each Person who at any time during the calendar year was the Holder of a  Certificate,  other than a Class R  Certificate,  a statement containing the  information  set forth in clauses  (v) and (vi) of the exhibit to the Series Supplement  referred to in  subSection (a) above  aggregated for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.  Such  obligation of the Master Servicer shall be deemed
to  have  been   satisfied  to  the  extent  that   substantially   comparable
information  shall  be  provided  by  the  Master  Servicer  pursuant  to  any requirements of the Code.

(c)   Within a reasonable  period of time after it receives a written  request from any Holder of a Class R Certificate,  the Master  Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded,  to each
Person who at any time  during the  calendar  year was the Holder of a Class R
Certificate,  a statement containing the applicable  distribution  information provided  pursuant to this  Section 4.03  aggregated for such calendar year or applicable  portion thereof during which such Person was the Holder of a Class
R  Certificate.  Such  obligation  of the Master  Servicer  shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer  pursuant to any  requirements of the
Code.

(d)   Upon the written request of any Certificateholder,  the Master Servicer,
as   soon  as   reasonably   practicable,   shall   provide   the   requesting
Certificateholder  with such information as is necessary and  appropriate,  in the Master Servicer's sole discretion,  for purposes of satisfying  applicable reporting requirements under Rule 144A.

(e)   The Master  Servicer  shall,  on behalf of the Company and in respect of the Trust Fund,  sign and cause to be filed with the  Commission  any periodic reports  required to be filed under the  provisions  of the Exchange  Act, and the rules and  regulations of the  Commission  thereunder  including,  without limitation,  reports on Form 10-K,  Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic reports,  the Trustee shall timely provide to the Master  Servicer (I) a list of  Certificateholders  as shown on the Certificate  Register as of the end of each calendar year,  (II) copies of all  pleadings,  other legal process and any other  documents  relating to any claims, charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are  received  by a  Responsible  Officer of the  Trustee,
(III) notice  of all matters  that,  to the actual  knowledge of a Responsible
Officer   of  the   Trustee,   have   been   submitted   to  a  vote   of  the
Certificateholders,  other than those  matters  that have been  submitted to a vote of the  Certificateholders  at the  request of the  Company or the Master
Servicer,  and  (IV) notice  of  any  failure  of  the  Trustee  to  make  any distribution  to the  Certificateholders  as  required  pursuant to the Series
Supplement.  Neither  the  Master  Servicer  nor the  Trustee  shall  have any liability with respect to the Master  Servicer's  failure to properly  prepare or file  such  periodic  reports  resulting  from or  relating  to the  Master
Servicer's  inability or failure to obtain any  information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)   Any Form  10-K  filed  with  the  Commission  in  connection  with  this
Section 4.03 shall include,  with respect to the Certificates relating to such
10-K:

(i)   A  certification,  signed  by  the  senior  officer  in  charge  of  the servicing  functions  of the Master  Servicer,  in the form  attached as
      Exhibit O hereto or such other form as may be required or  permitted  by the  Commission  (the "Form 10-K  Certification"),  in  compliance  with
      Rules  13a-14  and  15d-14  under the  Exchange  Act and any  additional directives of the Commission.

(ii)  A report  regarding its  assessment  of compliance  during the preceding calendar  year  with all  applicable  servicing  criteria  set  forth in
      relevant   Commission   regulations  with  respect  to   mortgage-backed
      securities  transactions  taken as a whole involving the Master Servicer that  are  backed  by the same  types of  assets  as those  backing  the certificates,  as well as similar  reports on  assessment  of compliance received from other parties  participating in the servicing  function as required  by  relevant  Commission  regulations,  as  described  in Item
      1122(a) of  Regulation  AB. The Master  Servicer  shall  obtain from all other  parties  participating  in the  servicing  function  any required assessments.

(iii) With respect to each assessment  report described  immediately  above, a report by a  registered  public  accounting  firm that  attests  to, and reports on, the assessment made by the asserting  party, as set forth in relevant Commission  regulations,  as described in Regulation 1122(b) of
      Regulation AB and Section 3.19

(iv)  The servicer  compliance  certificate  required to be delivered pursuant
      Section 3.18.

(g)   In  connection  with the Form  10-K  Certification,  the  Trustee  shall provide the Master Servicer with a back-up certification  substantially in the form attached hereto as Exhibit P.

(h)   This  Section 4.03  may be amended  in  accordance  with this  Agreement without the consent of the Certificateholders.

(i)   The Trustee shall make available on the Trustee's  internet website each of the reports filed with the  Commission by or on behalf of the Company under the Exchange Act upon delivery of such reports to the Trustee.

Section 4.04.     Distribution  of Reports to the  Trustee and the  Company;
                  Advances by the Master Servicer.

(a)   Prior to the close of business  on the  Determination  Date,  the Master
Servicer  shall furnish a written  statement to the Trustee,  any Paying Agent and the Company (the  information  in such  statement to be made  available to
Certificateholders  and any  Certificate  Insurer  by the Master  Servicer  on
request) setting  forth  (i) the  Available  Distribution  Amount and (ii) the amounts  required to be withdrawn  from the  Custodial  Account and  deposited into  the  Certificate  Account  on  the  immediately  succeeding  Certificate
Account  Deposit  Date  pursuant  to  clause (iii) of   Section 4.01(a).   The
determination  by the Master Servicer of such amounts shall, in the absence of obvious  error,  be  presumptively  deemed  to be  correct  for  all  purposes hereunder  and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)   On or  before  2:00  P.M.  New  York  time on each  Certificate  Account
Deposit Date, the Master Servicer shall either  (i) deposit in the Certificate
Account from its own funds, or funds received  therefor from the Subservicers, an amount equal to the  Advances to be made by the Master  Servicer in respect of the related  Distribution Date, which shall be in an aggregate amount equal to the  aggregate  amount of  Monthly  Payments  (with each  interest  portion thereof  adjusted to the Net  Mortgage  Rate),  less the amount of any related
Servicing  Modifications,  Debt Service Reductions or reductions in the amount of interest  collectable from the Mortgagor pursuant to the Relief Act, on the
Outstanding  Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related  Determination
Date;  provided that no Advance shall be made if it would be a  Nonrecoverable
Advance,  (ii) withdraw  from amounts on deposit in the Custodial  Account and deposit in the  Certificate  Account  all or a portion of the Amount  Held for
Future  Distribution in discharge of any such Advance,  or (iii) make advances in the form of any combination of (i) and  (ii) aggregating the amount of such
Advance.  Any  portion of the  Amount  Held for  Future  Distribution  so used shall be  replaced  by the  Master  Servicer  by  deposit  in the  Certificate
Account  on or  before  11:00  A.M.  New York time on any  future  Certificate
Account  Deposit  Date to the extent that funds  attributable  to the Mortgage
Loans  that  are  available  in  the  Custodial  Account  for  deposit  in the
Certificate  Account on such  Certificate  Account  Deposit Date shall be less than  payments  to  Certificateholders  required  to be made on the  following
Distribution  Date.  The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that  has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the
Advance  made  by the  Master  Servicer  pursuant  to this  Section 4.04.  The
amount  of  any  reimbursement  pursuant  to  Section 4.02(a) in   respect  of
outstanding  Advances on any Distribution  Date shall be allocated to specific
Monthly   Payments  due  but  delinquent  for  previous  Due  Periods,   which
allocation  shall be made,  to the extent  practicable,  to  Monthly  Payments which have been  delinquent for the longest period of time.  Such  allocations shall be conclusive for purposes of  reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

      The   determination   by  the  Master   Servicer  that  it  has  made  a
Nonrecoverable   Advance  or  that  any  proposed  Advance,   if  made,  would
constitute  a  Nonrecoverable  Advance,  shall be  evidenced  by an  Officers'
Certificate of the Master Servicer delivered to the Company and the Trustee.

      If the Master  Servicer  determines as of the Business Day preceding any
Certificate  Account  Deposit  Date that it will be unable to  deposit  in the
Certificate  Account an amount  equal to the  Advance  required to be made for the  immediately  succeeding  Distribution  Date,  it shall give notice to the
Trustee of its  inability to advance  (such notice may be given by  telecopy), not later than 3:00 P.M., New York time, on such Business Day,  specifying the portion  of such  amount  that it will be unable to  deposit.  Not later  than
3:00 P.M., New York time, on the Certificate  Account Deposit Date the Trustee shall,  unless by 12:00 Noon,  New York time,  on such day the  Trustee  shall have been notified in writing (by  telecopy) that  the Master  Servicer  shall have directly or indirectly  deposited in the Certificate Account such portion of the amount of the Advance as to which the Master  Servicer shall have given
notice  pursuant  to  the  preceding   sentence,   pursuant  to  Section 7.01,
(a) terminate  all of the rights and  obligations of the Master Servicer under this Agreement in accordance with  Section 7.01  and (b) assume the rights and obligations  of the Master  Servicer  hereunder,  including the  obligation to deposit in the  Certificate  Account an amount  equal to the  Advance  for the immediately succeeding Distribution Date.

      The  Trustee  shall  deposit  all  funds it  receives  pursuant  to this
Section 4.04 into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

      As provided in Section 4.05 of the Series Supplement.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged
                  Property.

      The Master Servicer or the Subservicers  shall file information  returns with  respect to the  receipt of  mortgage  interests  received  in a trade or business,  the  reports of  foreclosures  and  abandonments  of any  Mortgaged
Property and the information  returns relating to cancellation of indebtedness income with  respect to any  Mortgaged  Property  required by Sections  6050H,
6050J and 6050P,  respectively,  of the Code,  and  deliver to the  Trustee an
Officers'  Certificate  on or before  March 31 of each year  stating that such reports  have  been  filed.  Such  reports  shall  be in  form  and  substance sufficient  to meet the  reporting  requirements  imposed by  Sections  6050H,
6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)   With respect to any Mortgage  Loan which is  delinquent in payment by 90 days or more, the Master  Servicer may, at its option,  purchase such Mortgage
Loan from the Trustee at the  Purchase  Price  therefor;  provided,  that such
Mortgage  Loan  that  becomes  90 days or more  delinquent  during  any  given calendar  quarter  shall  only  be  eligible  for  purchase  pursuant  to this
Section during  the  period  beginning  on  the  first  Business  Day  of  the following  calendar  quarter,  and  ending  at the  close of  business  on the second-to-last  Business Day of such following calendar quarter; and provided, further,  that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised  shall not  thereafter be reinstated
as to any  Mortgage  Loan,  unless the  delinquency  is cured and the Mortgage
Loan  thereafter  again becomes  delinquent in payment by 90 days or more in a subsequent calendar quarter.

(b)   If at any time the Master  Servicer  makes a payment to the  Certificate
Account  covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master Servicer provides to the Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account,  then the Trustee shall execute  the  assignment  of such  Mortgage  Loan at the request of the Master
Servicer  without  recourse to the Master  Servicer which shall succeed to all the Trustee's right,  title and interest in and to such Mortgage Loan, and all
security  and  documents  relative  thereto.   Such  assignment  shall  be  an
assignment  outright and not for security.  The Master Servicer will thereupon own such Mortgage,  and all such security and  documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

      If,  however,  the Master  Servicer  shall have  exercised  its right to repurchase  a Mortgage  Loan  pursuant to this  Section 4.07  upon the written request  of and  with  funds  provided  by the  Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior Certificateholder,  the
Master Servicer shall so notify the Trustee in writing.

Section 4.08.     Surety Bond.

(a)   If a Required  Surety  Payment is payable  pursuant  to the Surety  Bond with respect to any Additional  Collateral  Loan, the Master Servicer shall so notify the Trustee as soon as  reasonably  practicable  and the Trustee  shall promptly  complete  the notice in the form of  Attachment 1 to the Surety Bond and shall promptly  submit such notice to the Surety as a claim for a Required
Surety.  The  Master  Servicer  shall  upon  request  assist  the  Trustee  in completing  such notice and shall  provide any  information  requested  by the
Trustee in connection therewith.

(b)   Upon receipt of a Required  Surety  Payment from the Surety on behalf of the Holders of  Certificates,  the Trustee shall deposit such Required  Surety
Payment in the Certificate  Account and shall  distribute such Required Surety
Payment,  or the  proceeds  thereof,  in  accordance  with the  provisions  of
Section 4.02.

(c)   The Trustee shall  (i) receive as  attorney-in-fact  of each Holder of a
Certificate any Required Surety Payment from the Surety and  (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                               THE CERTIFICATES

Section 5.01.     The Certificates.

(a)   The  Senior,  Class X,  Class M,  Class B, Class P, Class SB and Class R
Certificates  shall be  substantially  in the forms set forth in  Exhibits  A,
A-I, B, C, C-I,  C-II and D,  respectively,  or such other form or forms shall be set forth in the  Series  Supplement,  and shall,  on  original  issue,  be executed  and  delivered  by the  Trustee  to the  Certificate  Registrar  for
authentication  and  delivery to or upon the order of the Company upon receipt by the Trustee or the  Custodian of the documents  specified in  Section 2.01.
The Certificates shall be issuable in the minimum denominations  designated in the Preliminary Statement to the Series Supplement.

      The Certificates  shall be executed by manual or facsimile  signature on behalf of an  authorized  officer of the  Trustee.  Certificates  bearing  the manual or facsimile  signatures of individuals who were at any time the proper officers  of the Trustee  shall bind the  Trustee,  notwithstanding  that such individuals  or any of them  have  ceased to hold  such  offices  prior to the authentication  and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be  entitled to any benefit  under  this  Agreement,  or be valid for any  purpose,  unless  there appears on such Certificate a certificate of  authentication  substantially in the form provided for herein executed by the  Certificate  Registrar by manual signature,  and such  certificate  upon any  Certificate  shall be  conclusive evidence,  and  the  only  evidence,  that  such  Certificate  has  been  duly authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)   Except as provided below,  registration of Book-Entry  Certificates  may not be transferred by the Trustee except to another  Depository that agrees to hold such  Certificates for the respective  Certificate  Owners with Ownership
Interests  therein.  The  Holders of the  Book-Entry  Certificates  shall hold their  respective  Ownership  Interests  in and to each  of such  Certificates through the book-entry  facilities of the Depository  and,  except as provided below,  shall not be entitled to  Definitive  Certificates  in respect of such
Ownership  Interests.  All transfers by Certificate Owners of their respective
Ownership   Interests  in  the  Book-Entry   Certificates  shall  be  made  in
accordance  with the procedures  established by the Depository  Participant or
brokerage  firm   representing   such  Certificate   Owner.   Each  Depository
Participant  shall  transfer the Ownership  Interests  only in the  Book-Entry
Certificates  of  Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

      The  Trustee,  the Master  Servicer and the Company may for all purposes
(including the making of payments due on the respective  Classes of Book-Entry
Certificates) deal  with the  Depository as the authorized  representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry
Certificates  for the purposes of exercising the rights of  Certificateholders hereunder.  The rights of  Certificate  Owners with respect to the  respective
Classes of Book-Entry  Certificates  shall be limited to those  established by law  and  agreements  between  such  Certificate  Owners  and  the  Depository
Participants  and  brokerage  firms  representing  such  Certificate   Owners.
Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry  Certificates with respect to any particular matter shall not be deemed  inconsistent  if they are made with  respect to different
Certificate  Owners.  The Trustee may  establish a  reasonable  record date in
connection    with    solicitations    of   consents   from   or   voting   by
Certificateholders  and shall give  notice to the  Depository  of such  record date.

      If  with  respect  to  any  Book-Entry  Certificate  (i)(A) the  Company
advises the Trustee in writing  that the  Depository  is no longer  willing or able to properly  discharge its  responsibilities  as Depository  with respect to such  Book-Entry  Certificate  and  (B) the  Company  is unable to locate a qualified  successor,  or  (ii)(A) the  Depositor  at its option  advises  the
Trustee in writing that it elects to terminate the book-entry  system for such
Book-Entry  Certificate  through the Depositary and (B) upon receipt of notice from the  Depository of the  Depositor's  election to terminate the book-entry system for such Book-Entry  Certificate,  the Depository  Participants holding beneficial  interests in such Book-Entry  Certificates  agree to initiate such
termination,   the  Trustee  shall  notify  all  Certificate   Owner  of  such
Book-Entry Certificate,  through the Depository, of the occurrence of any such event  and of the  availability  of  Definitive  Certificates  to  Certificate
Owners  requesting  the same.  Upon surrender to the Trustee of the Book-Entry
Certificates by the Depository,  accompanied by registration instructions from the  Depository  for  registration  of transfer,  the Trustee  shall  execute, authenticate and deliver the Definitive Certificates.

      In  addition,  if an Event of Default has  occurred  and is  continuing, each  Certificate  Owner  materially  adversely  affected  thereby  may at its option request a Definitive  Certificate  evidencing such Certificate  Owner's
Percentage  Interest in the related  Class of  Certificates.  In order to make such  request,  such  Certificate  Owner  shall,  subject  to  the  rules  and
procedures  of  the   Depository,   provide  the  Depository  or  the  related
Depository  Participant  with  directions for the Trustee to exchange or cause
the  exchange  of  the   Certificate   Owner's   interest  in  such  Class  of
Certificates  for  an  equivalent  Percentage  Interest  in  fully  registered definitive  form.  Upon  receipt  by  the  Trustee  of  instruction  from  the
Depository  directing the Trustee to effect such exchange  (such  instructions
to  contain   information   regarding  the  Class  of  Certificates   and  the
Certificate Balance being exchanged,  the Depository Participant account to be debited with the decrease,  the registered holder of and delivery instructions for the Definitive  Certificates and any other information reasonably required by the Trustee),  (i) the  Trustee shall instruct the Depository to reduce the
related  Depository   Participant's   account  by  the  aggregate  Certificate
Principal  Balance of the  Definitive  Certificates,  (ii) the  Trustee  shall execute,  authenticate  and deliver,  in accordance with the  registration and delivery  instructions  provided by the Depository,  a Definitive  Certificate evidencing  such  Certificate  Owner's  Percentage  Interest  in such Class of
Certificates  and  (iii) the  Trustee  shall  execute and  authenticate  a new
Book-Entry  Certificate  reflecting the reduction in the aggregate Certificate
Principal  Balance  of  such  Class  of  Certificates  by  the  amount  of the
Definitive Certificates.

      None of the Company,  the Master Servicer or the Trustee shall be liable for any actions  taken by the  Depository or its nominee,  including,  without
limitation,   any  delay  in  delivery  of  any  instructions  required  under
Section 5.01 and may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the  issuance  of  Definitive  Certificates  the
Trustee and the Master  Servicer shall recognize the Holders of the Definitive
Certificates as Certificateholders hereunder.

(c)   If the Class A-V Certificates are Definitive Certificates,  from time to
time   Residential   Funding,   as  the  initial   Holder  of  the  Class  A-V
Certificates,   may  exchange  such  Holder's  Class  A-V   Certificates   for
Subclasses  of Class A-V  Certificates  to be issued  under this  Agreement by delivering a "Request for Exchange"  substantially in the form attached hereto as Exhibit N executed  by an  authorized  officer,  which  Subclasses,  in the
aggregate,   will  represent  the  Uncertificated   Class  A-V  REMIC  Regular
Interests  corresponding  to the Class A-V  Certificates  so  surrendered  for
exchange.   Any  Subclass  so  issued  shall  bear  a  numerical   designation
commencing with Class A-V-1 and continuing sequentially  thereafter,  and will evidence ownership of the  Uncertificated  Class A-V REMIC Regular Interest or
Interests  specified  in writing by such initial  Holder to the  Trustee.  The
Trustee may conclusively,  without any independent verification,  rely on, and shall be protected in relying on, Residential Funding's  determinations of the
Uncertificated  Class  A-V  REMIC  Regular  Interests   corresponding  to  any
Subclass,  the Initial Notional Amount and the initial  Pass-Through Rate on a
Subclass as set forth in such Request for Exchange and the Trustee  shall have no duty to determine if any  Uncertificated  Class A-V REMIC Regular  Interest
designated  on a Request  for  Exchange  corresponds  to a Subclass  which has previously been issued.  Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall,  on original  issue,  be  executed  and delivered by the Trustee to the Certificate  Registrar for  authentication and delivery in accordance with  Section 5.01(a).  Every Certificate  presented or surrendered  for  exchange by the initial  Holder shall (if so required by the
Trustee or the Certificate  Registrar) be  duly endorsed by, or be accompanied by a written  instrument of transfer attached to such Certificate and shall be completed to the  satisfaction  of the Trustee and the  Certificate  Registrar duly executed by, the initial Holder  thereof or his attorney duly  authorized in writing.  The  Certificates of any Subclass of Class A-V  Certificates  may
be  transferred in whole,  but not in part, in accordance  with the provisions of Section 5.02.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)   The Trustee  shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance  with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates and of  transfers  and  exchanges  of  Certificates  as herein  provided.  The
Trustee  is  initially  appointed  Certificate  Registrar  for the  purpose of registering  Certificates  and  transfers  and  exchanges of  Certificates  as herein  provided.  The Certificate  Registrar,  or the Trustee,  shall provide the Master  Servicer with a certified  list of  Certificateholders  as of each
Record Date prior to the related Determination Date.

(b)   Upon surrender for  registration  of transfer of any  Certificate at any office  or agency of the  Trustee  maintained  for such  purpose  pursuant  to
Section 8.12  and,  in the case of any  Class M,  Class B,  Class P or Class R
Certificate,  upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver, in the  name of the  designated  transferee  or  transferees,  one or more new
Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)   At the option of the  Certificateholders,  Certificates may be exchanged for  other  Certificates  of  authorized  denominations  of a like  Class  (or
Subclass) and   aggregate   Percentage   Interest,   upon   surrender  of  the
Certificates  to be  exchanged  at any such  office or  agency.  Whenever  any
Certificates  are so  surrendered  for exchange the Trustee  shall execute and the Certificate  Registrar shall  authenticate and deliver the Certificates of such Class  which the  Certificateholder  making the  exchange  is entitled to receive.  Every Certificate  presented or surrendered for transfer or exchange shall (if so  required by the Trustee or the  Certificate  Registrar) be  duly endorsed by, or be  accompanied  by a written  instrument  of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)   No transfer,  sale, pledge or other disposition of a Class B Certificate or Class P Certificate  shall be made unless such  transfer,  sale,  pledge or other  disposition  is  exempt  from  the  registration  requirements  of  the
Securities Act of 1933, as amended,  and any applicable  state securities laws or is made  in  accordance  with  said  Act  and  laws.  In the  event  that a transfer of a Class B Certificate  or Class P Certificate is to be made either
(i)(A) the  Trustee shall require a written  Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Company  that such transfer may be made pursuant to an exemption,  describing the applicable exemption  and the basis  therefor,  from  said Act and laws or is being  made pursuant  to said Act and  laws,  which  Opinion  of  Counsel  shall not be an expense of the Trustee,  the Company or the Master  Servicer  (except that, if such  transfer is made by the Company or the Master  Servicer or any Affiliate thereof,  the Company or the Master  Servicer  shall  provide  such Opinion of
Counsel at their own expense);  provided that such Opinion of Counsel will not be required in connection  with the initial  transfer of any such  Certificate by the Company or any Affiliate  thereof to the Company or an Affiliate of the
Company  and  (B) the  Trustee  shall  require  the  transferee  to  execute a representation  letter,  substantially  in the form of Exhibit H (with respect to any  Class B  Certificate)  or  Exhibit  G-1 (with  respect  to any Class P
Certificate)  hereto,  and the Trustee shall require the transferor to execute a representation  letter,  substantially in the form of Exhibit I hereto, each acceptable  to and in form and substance  satisfactory  to the Company and the
Trustee  certifying to the Company and the Trustee the facts  surrounding such transfer,  which  representation  letters  shall  not  be an  expense  of  the
Trustee,  the Company or the Master  Servicer;  provided,  however,  that such representation  letters will not be required in  connection  with any transfer of any  such  Certificate  by the  Company  or any  Affiliate  thereof  to the
Company or an Affiliate of the Company,  and the Trustee  shall be entitled to conclusively  rely  upon a  representation  (which,  upon the  request  of the
Trustee,  shall be a written  representation) from  the Company, of the status of such  transferee  as an  Affiliate  of the Company or (ii) the  prospective transferee  of such a  Certificate  shall be required to provide the  Trustee, the Company and the Master  Servicer with an investment  letter  substantially in the form of  Exhibit J attached  hereto (or such other form as the  Company in its sole discretion deems  acceptable),  which investment  letter shall not be an expense of the Trustee,  the Company or the Master  Servicer,  and which investment  letter states that, among other things,  such transferee  (A) is a
"qualified  institutional  buyer" as defined under  Rule 144A,  acting for its own  account or the  accounts  of other  "qualified  institutional  buyers" as defined  under  Rule 144A,  and  (B) is  aware  that the  proposed  transferor intends to rely on the  exemption  from  registration  requirements  under the
Securities  Act  provided  by  Rule 144A.  The Holder of any such  Certificate desiring  to effect  any such  transfer,  sale,  pledge  or other  disposition shall,  and does hereby  agree to,  indemnify  the Trustee,  the Company,  the
Master Servicer and the Certificate  Registrar  against any liability that may result if the transfer,  sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)   (i)  In the  case  of  any  Class  B,  Class  P,  Class  SB or  Class  R
Certificate  presented  for  registration  in the name of any  Person,  either
(A) the Trustee shall require an Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the  Trustee,  the  Company  and  the  Master
Servicer  to the effect that the  purchase  and holding of such Class B, Class
P, Class SB or Class R Certificate are permissible  under applicable law, will not  constitute  or  result in any  non-exempt  prohibited  transaction  under
Section 406  of the  Employee  Retirement  Income  Security  Act of  1974,  as
amended  ("ERISA"),  or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the  Code) in  addition to those undertaken  in this  Agreement,  which  Opinion  of  Counsel  shall  not be an expense  of the  Trustee,  the  Company  or the  Master  Servicer  or  (B) the
prospective  Transferee shall be required to provide the Trustee,  the Company and the  Master  Servicer  with a  certification  to the  effect  set forth in paragraph  six of  Exhibit  H (with  respect  to any  Class B  Certificate) or paragraph  fifteen  of Exhibit  G-1 (with  respect to any Class R, Class SB or
Class P Certificate),  which the Trustee may rely upon without further inquiry or  investigation,  or such  other  certifications  as the  Trustee  may  deem desirable  or  necessary in order to  establish  that such  Transferee  or the
Person in whose  name such  registration  is  requested  either  (a) is not an employee  benefit  plan or other plan  subject to the  prohibited  transaction provisions  of ERISA or  Section 4975  of the Code  (each,  a "Plan"),  or any
Person  (including,   without  limitation,  an  investment  manager,  a  named
fiduciary  or a trustee  of any  Plan) who  is using plan  assets,  within the meaning of the U.S.  Department of Labor  regulation  promulgated at 29 C.F.R.
Section 2510.3-101,  as  modified  by Section  3(42) of ERISA,  of any Plan to effect such acquisition  (each, a "Plan  Investor") or  (b) in the case of any
Class  B  Certificate,  the  following  conditions  are  satisfied:   (i) such
Transferee is an insurance company,  (ii) the source of funds used to purchase or hold such  Certificate (or any interest  therein) is an "insurance  company
general   account"  (as  defined  in  U.S.   Department  of  Labor  Prohibited
Transaction  Class  Exemption  ("PTCE") 95-60),  and (iii) the  conditions set forth in  Sections I and III of PTCE 95-60 have been  satisfied  (each  entity that satisfies this clause (b), a "Complying Insurance Company").

(ii)  Any  Transferee  of a  Class  M  Certificate  will  be  deemed  to  have represented  by virtue of its  purchase  or holding of such  Certificate
      (or any interest  therein) that either (a) such Transferee is not a Plan or a Plan Investor,  (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption  ("PTE") 94-29,  59 Fed.
      Reg.  14674 (March 29, 1994),  as most recently  amended by PTE 2002-41,
      67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"),  and that it understands  that there are certain  conditions to the  availability  of the RFC Exemption  including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by  Standard
      &  Poor's,  Fitch or  Moody's  or  (c) such  Transferee  is a  Complying
      Insurance Company.

(iii) (A)         If any  Class M  Certificate  (or any  interest  therein) is acquired  or held by any Person  that does not  satisfy  the  conditions described in paragraph  (ii) above,  then the last preceding  Transferee that either  (i) is not a Plan or a Plan  Investor,  (ii) acquired  such
      Certificate  in  compliance  with  the  RFC  Exemption,  or  (iii) is  a
      Complying  Insurance Company shall be restored,  to the extent permitted by law,  to all rights and  obligations  as  Certificate  Owner  thereof retroactive  to the date of such  Transfer of such Class M  Certificate.
      The  Trustee  shall be under no  liability  to any Person for making any payments due on such Certificate to such preceding Transferee.

(B)   Any  purported  Certificate  Owner whose  acquisition  or holding of any
            Class M  Certificate  (or any  interest  therein) was  effected in
            violation  of  the  restrictions  in  this   Section 5.02(e) shall
            indemnify and hold harmless the Company,  the Trustee,  the Master
            Servicer,  any  Subservicer,  each  Underwriter and the Trust Fund from  and  against  any  and all  liabilities,  claims,  costs  or expenses  incurred by such parties as a result of such acquisition or holding.

(f)   (i)   Each Person who has or who  acquires any  Ownership  Interest in a
Class R Certificate  shall be deemed by the  acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following  provisions and
to  have   irrevocably   authorized   the  Trustee  or  its   designee   under
clause (iii)(A) below  to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under  clause (iii)(B) below and to  execute  all  instruments  of  transfer  and to do  all  other  things necessary  in  connection  with any  such  sale.  The  rights  of each  Person acquiring  any  Ownership  Interest  in a Class R  Certificate  are  expressly subject to the following provisions:

(A)   Each Person  holding or acquiring  any  Ownership  Interest in a Class R
            Certificate  shall be a Permitted  Transferee  and shall  promptly notify  the  Trustee  of any  change  or  impending  change in its status as a Permitted Transferee.

(B)   In connection with any proposed Transfer of any Ownership  Interest in a
            Class R  Certificate,  the Trustee shall  require  delivery to it, and shall not  register  the  Transfer of any Class R  Certificate until its receipt of, (I) an  affidavit and agreement (a "Transfer
            Affidavit and  Agreement," in the form attached  hereto as Exhibit
            G-1) from   the  proposed   Transferee,   in  form  and  substance
            satisfactory to the Master Servicer,  representing and warranting, among other things, that it is a Permitted Transferee,  that it is not acquiring  its  Ownership  Interest in the Class R Certificate
            that  is  the  subject  of the  proposed  Transfer  as a  nominee,
            trustee  or  agent  for  any   Person  who  is  not  a   Permitted
            Transferee,  that for so long as it retains its Ownership Interest in a Class R  Certificate,  it will endeavor to remain a Permitted
            Transferee,  and  that  it has  reviewed  the  provisions  of this
            Section 5.02(f) and  agrees  to  be  bound  by  them,  and  (II) a certificate,  in the form attached hereto as Exhibit G-2, from the
            Holder  wishing to transfer the Class R  Certificate,  in form and substance  satisfactory to the Master  Servicer,  representing and warranting,  among other  things,  that no purpose of the proposed
            Transfer is to impede the assessment or collection of tax.

(C)   Notwithstanding  the delivery of a Transfer Affidavit and Agreement by a proposed  Transferee  under  clause (B) above,  if  a  Responsible
            Officer of the  Trustee  who is  assigned  to this  Agreement  has actual  knowledge that the proposed  Transferee is not a Permitted
            Transferee,  no  Transfer  of an  Ownership  Interest in a Class R
            Certificate to such proposed Transferee shall be effected.

(D)   Each Person  holding or acquiring  any  Ownership  Interest in a Class R
            Certificate  shall agree (x) to  require a Transfer  Affidavit and
            Agreement  from any other  Person to whom such Person  attempts to transfer  its  Ownership  Interest  in a Class R  Certificate  and
            (y) not to transfer its  Ownership  Interest  unless it provides a certificate to the Trustee in the form attached  hereto as Exhibit
            G-2.

(E)   Each Person  holding or  acquiring  an  Ownership  Interest in a Class R
            Certificate,   by  purchasing   an  Ownership   Interest  in  such
            Certificate,  agrees to give the Trustee written notice that it is a "pass-through  interest  holder" within the meaning of Temporary
            Treasury Regulations  Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership  Interest in a Class R  Certificate,  if it
            is, or is holding an Ownership  Interest in a Class R  Certificate on behalf of, a "pass-through interest holder."

(ii)  The Trustee will register the Transfer of any Class R  Certificate  only if it shall have  received  the  Transfer  Affidavit  and  Agreement,  a certificate of the Holder  requesting such transfer in the form attached hereto as  Exhibit  G-2 and all of such  other  documents  as shall have been  reasonably  required  by  the  Trustee  as  a  condition  to  such registration.  Transfers  of the  Class  R  Certificates  to  Non-United
      States   Persons   and   Disqualified   Organizations   (as  defined  in
      Section 860E(e)(5) of the Code) are prohibited.

(iii) (A)  If  any  Disqualified  Organization  shall  become  a  holder  of a
      Class R Certificate,  then the last preceding Permitted Transferee shall be  restored,  to  the  extent  permitted  by  law,  to all  rights  and obligations  as Holder thereof  retroactive to the date of  registration of such  Transfer of such Class R  Certificate.  If a Non-United  States
      Person  shall  become a holder of a Class R  Certificate,  then the last preceding  United  States  Person  shall  be  restored,  to  the  extent permitted  by law,  to all  rights  and  obligations  as Holder  thereof retroactive to the date of  registration  of such Transfer of such Class
      R  Certificate.  If a transfer of a Class R Certificate  is  disregarded pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or
      Section 1.860G-3,  then the last preceding Permitted Transferee shall be restored,  to the extent permitted by law, to all rights and obligations as  Holder  thereof  retroactive  to the  date of  registration  of such
      Transfer  of such Class R  Certificate.  The  Trustee  shall be under no liability  to any Person for any  registration  of Transfer of a Class R
      Certificate  that is in fact not  permitted  by this  Section 5.02(f) or for making any payments due on such  Certificate  to the holder  thereof or for taking any other  action with  respect to such  holder  under the provisions of this Agreement.

(B)   If  any  purported  Transferee  shall  become  a  Holder  of a  Class  R
            Certificate   in   violation   of   the   restrictions   in   this
            Section 5.02(f) and   to   the   extent   that   the   retroactive
            restoration   of  the  rights  of  the  Holder  of  such  Class  R
            Certificate  as  described  in   clause (iii)(A) above   shall  be
            invalid, illegal or unenforceable,  then the Master Servicer shall have the right,  without  notice to the holder or any prior holder of such Class R  Certificate,  to sell such Class R Certificate to a purchaser  selected by the Master  Servicer on such terms as the
            Master  Servicer  may  choose.  Such  purported  Transferee  shall
            promptly   endorse  and  deliver  each  Class  R  Certificate   in
            accordance  with the  instructions  of the Master  Servicer.  Such purchaser  may be the Master  Servicer  itself or any Affiliate of the  Master  Servicer.  The  proceeds  of  such  sale,  net of the commissions (which may include  commissions  payable to the Master
            Servicer or its Affiliates),  expenses and taxes due, if any, will be remitted by the Master  Servicer to such purported  Transferee.
            The   terms   and    conditions    of   any   sale    under   this
            clause (iii)(B) shall  be determined in the sole discretion of the
            Master  Servicer,  and the Master  Servicer shall not be liable to any Person  having an Ownership  Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)  The Master  Servicer,  on behalf of the Trustee,  shall make  available, upon  written  request from the Trustee,  all  information  necessary to compute any tax imposed  (A) as a result of the Transfer of an Ownership
      Interest in a Class R  Certificate  to any Person who is a  Disqualified
      Organization,  including the information  regarding "excess  inclusions"
      of such Class R  Certificates  required to be  provided to the  Internal
      Revenue   Service  and  certain   Persons  as   described   in  Treasury
      Regulations  Sections  1.860D-1(b)(5) and  1.860E-2(a)(5),  and (B) as a
      result of any  regulated  investment  company,  real  estate  investment trust,  common trust fund,  partnership,  trust,  estate or organization described in Section 1381  of the Code that holds an Ownership  Interest in a Class R Certificate  having as among its record holders at any time any Person who is a Disqualified  Organization.  Reasonable compensation for providing such  information  may be required by the Master  Servicer from such Person.

(v)   The  provisions  of  this   Section 5.02(f) set   forth  prior  to  this
      clause (v) may be modified, added to or eliminated,  provided that there shall have been delivered to the Trustee the following:

(A)   written  notification  from each  Rating  Agency to the effect  that the modification,  addition to or elimination of such  provisions will not  cause  such  Rating  Agency  to  downgrade  its  then-current ratings,  if any, of any Class of the  Senior,  Class M or Class B
            Certificates  below  the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing  Date by such Rating Agency; and

(B)   subject to  Section 10.01(f),  an  Officers'  Certificate  of the Master
            Servicer  stating that the Master Servicer has received an Opinion of  Counsel,  in form and  substance  satisfactory  to the  Master
            Servicer,  to the effect  that such  modification,  addition to or absence  of such  provisions  will not  cause any  portion  of any
            REMIC formed under the Series  Supplement to cease to qualify as a
            REMIC  and will not cause  (x) any  portion  of any  REMIC  formed under the Series  Supplement to be subject to an entity-level  tax caused  by the  Transfer  of any Class R  Certificate  to a Person
            that is a Disqualified  Organization or (y) a Certificateholder or
            another Person to be subject to a REMIC-related  tax caused by the
            Transfer  of a  Class  R  Certificate  to a  Person  that is not a
            Permitted Transferee.

(g)   No  service  charge  shall  be made  for any  transfer  or  exchange  of
Certificates  of any  Class,  but the  Trustee  may  require  payment of a sum sufficient  to cover any tax or  governmental  charge  that may be  imposed in connection with any transfer or exchange of Certificates.

(h)   All  Certificates   surrendered  for  transfer  and  exchange  shall  be
destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any  mutilated  Certificate  is  surrendered  to the  Certificate
Registrar,  or the Trustee and the Certificate  Registrar  receive evidence to their satisfaction of the destruction,  loss or theft of any Certificate,  and
(ii) there  is delivered  to the Trustee and the  Certificate  Registrar  such security  or  indemnity  as may be  required  by  them  to  save  each of them harmless,  then,  in the absence of notice to the  Trustee or the  Certificate
Registrar that such  Certificate  has been acquired by a bona fide  purchaser, the Trustee shall execute and the  Certificate  Registrar  shall  authenticate and  deliver,  in exchange  for or in lieu of any such  mutilated,  destroyed, lost or  stolen  Certificate,  a new  Certificate  of like  tenor,  Class  and
Percentage  Interest but bearing a number not  contemporaneously  outstanding.
Upon the issuance of any new Certificate  under this Section,  the Trustee may
require  the  payment  of  a  sum   sufficient  to  cover  any  tax  or  other
governmental  charge  that may be imposed in  relation  thereto  and any other expenses  (including the fees and expenses of the Trustee and the  Certificate
Registrar) connected  therewith.  Any duplicate Certificate issued pursuant to this Section shall  constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

      Prior  to  due   presentation  of  a  Certificate  for  registration  of
transfer,  the Company,  the Master  Servicer,  the Trustee,  any  Certificate
Insurer,  the Certificate  Registrar and any agent of the Company,  the Master
Servicer,  the Trustee,  any Certificate Insurer or the Certificate  Registrar
may treat the Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to
Section 4.02  and for all  other  purposes  whatsoever,  except  as and to the extent  provided in the  definition  of  "Certificateholder,"  and neither the
Company,  the Master  Servicer,  the Trustee,  any  Certificate  Insurer,  the
Certificate  Registrar nor any agent of the Company, the Master Servicer,  the
Trustee,  any  Certificate  Insurer  or the  Certificate  Registrar  shall  be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

      The  Trustee  may  appoint  a Paying  Agent  for the  purpose  of making distributions  to the  Certificateholders  pursuant  to  Section 4.02.  In the event of any such  appointment,  on or  prior  to each  Distribution  Date the
Master  Servicer  on  behalf  of the  Trustee  shall  deposit  or  cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to the
Certificateholders   in  the  amounts  and  in  the  manner  provided  for  in
Section 4.02,   such  sum  to  be  held  in  trust  for  the  benefit  of  the
Certificateholders.

      The Trustee  shall cause each Paying Agent to execute and deliver to the
Trustee an  instrument in which such Paying Agent shall agree with the Trustee that such  Paying  Agent will hold all sums held by it for the  payment to the
Certificateholders  in  trust  for  the  benefit  of  the   Certificateholders
entitled  thereto  until such sums  shall be paid to such  Certificateholders.
Any sums so held by such Paying Agent shall be held only in Eligible  Accounts to the extent such sums are not distributed to the  Certificateholders  on the date of receipt by such Paying Agent.

ARTICLE VI

                     THE COMPANY AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Company and the Master
                  Servicer.

      The Company and the Master  Servicer  shall each be liable in accordance herewith only to the extent of the obligations  specifically  and respectively imposed upon and  undertaken  by the Company and the Master  Servicer  herein.
By way of illustration  and not limitation,  the Company is not liable for the servicing and  administration  of the Mortgage  Loans,  nor is it obligated by
Section 7.01  or  Section 10.01  to  assume  any  obligations  of  the  Master
Servicer  or to  appoint a  designee  to assume  such  obligations,  nor is it liable for any other  obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.     Merger  or  Consolidation  of the  Company  or the  Master
                  Servicer;  Assignment of Rights and Delegation of Duties by
                  Master Servicer.

(a)   The  Company and the Master  Servicer  will each keep in full effect its existence,  rights  and  franchises  as a  corporation  or  limited  liability company,  respectively,  under the laws of the state of its  incorporation  or formation, as applicable,  and will each obtain and preserve its qualification to do  business  as a  foreign  company  in each  jurisdiction  in which  such
qualification   is  or  shall  be   necessary  to  protect  the  validity  and
enforceability  of this  Agreement,  the  Certificates  or any of the Mortgage
Loans and to perform its respective duties under this Agreement.

(b)   Any Person into which the Company or the Master  Servicer  may be merged or converted  or with which it may be  consolidated,  or any Person  resulting from any  merger,  conversion  or  consolidation  to which the  Company or the
Master Servicer shall be a party, or any Person  succeeding to the business of the Company or the Master  Servicer,  shall be the successor of the Company or the Master Servicer,  as the case may be, hereunder,  without the execution or filing  of any  paper or any  further  act on the  part of any of the  parties hereto,  anything in this  Section  6.02(b) to the  contrary  notwithstanding;
provided,  however,  that the  successor  or  surviving  Person to the  Master
Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or  Freddie  Mac;  and  provided  further  that the  Master  Servicer  (or the
Company,  as  applicable)  shall notify each Rating  Agency and the Trustee in writing  of any such  merger,  conversion  or  consolidation  at least 30 days prior to the effective date of such event.

(c)   Notwithstanding  anything else in this  Section 6.02 and Section 6.04 to the  contrary,  the Master  Servicer  may assign its rights and  delegate  its duties  and  obligations  under  this  Agreement;  provided  that  the  Person accepting such  assignment or delegation  shall be a Person which is qualified to  service  mortgage  loans on  behalf  of  Fannie  Mae or  Freddie  Mac,  is reasonably  satisfactory to the Trustee and the Company, is willing to service the  Mortgage  Loans and  executes and delivers to the Company and the Trustee an agreement,  in form and substance  reasonably  satisfactory  to the Company and the Trustee,  which  contains an  assumption by such Person of the due and punctual  performance  and  observance  of each  covenant and  condition to be performed or observed by the Master  Servicer under this  Agreement;  provided further that each Rating Agency's  rating of the Classes of Certificates  that have been rated in effect  immediately prior to such assignment and delegation will not be  qualified,  reduced or withdrawn  as a result of such  assignment and  delegation  (as  evidenced  by a letter to such  effect  from each Rating
Agency).  In the  case of any  such  assignment  and  delegation,  the  Master
Servicer shall be released from its obligations  under this Agreement,  except that  the  Master  Servicer  shall  remain  liable  for  all  liabilities  and obligations  incurred  by  it  as  Master  Servicer  hereunder  prior  to  the satisfaction  of the conditions to such assignment and delegation set forth in the next preceding  sentence.  This Section 6.02  shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights.

Section 6.03.     Limitation on Liability of the Company, the Master Servicer
                  and Others.

      Neither  the  Company,  the Master  Servicer  nor any of the  directors, officers,  employees or agents of the Company or the Master  Servicer shall be under  any  liability  to the  Trust  Fund or the  Certificateholders  for any
action  taken or for  refraining  from the  taking of any action in good faith pursuant to this  Agreement,  or for errors in  judgment;  provided,  however, that this provision shall not protect the Company,  the Master Servicer or any such Person against any breach of warranties or  representations  or covenants made herein or any  liability  which would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of
duties  or  by  reason  of  reckless   disregard  of  obligations  and  duties
hereunder.  The  Company,  the  Master  Servicer  and any  director,  officer, employee  or agent of the  Company  or the  Master  Servicer  may rely in good faith on any document of any kind prima facie properly  executed and submitted by any Person  respecting  any matters  arising  hereunder.  The Company,  the
Master  Servicer and any director,  officer,  employee or agent of the Company or the  Master  Servicer  shall  be  indemnified  by the  Trust  Fund and held harmless  against any loss,  liability or expense  incurred in connection with any legal action  relating to this Agreement or the  Certificates,  other than any loss,  liability  or expense  related  to any  specific  Mortgage  Loan or
Mortgage  Loans  (except  as any such  loss,  liability  or  expense  shall be otherwise  reimbursable pursuant to this Agreement) and any loss, liability or expense  incurred  by  reason  of  willful  misfeasance,  bad  faith  or gross negligence  in the  performance  of duties  hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither  the  Company  nor  the  Master  Servicer  shall  be  under  any obligation  to appear  in,  prosecute  or defend  any legal or  administrative action,  proceeding,  hearing or  examination  that is not  incidental  to its respective  duties under this  Agreement  and which in its opinion may involve it in any expense or  liability;  provided,  however,  that the Company or the
Master Servicer may in its discretion  undertake any such action,  proceeding, hearing or  examination  that it may deem necessary or desirable in respect to this  Agreement  and the  rights  and  duties of the  parties  hereto  and the interests  of the  Certificateholders  hereunder.  In such  event,  the  legal expenses and costs of such action, proceeding,  hearing or examination and any liability resulting therefrom shall be expenses,  costs and liabilities of the
Trust Fund,  and the Company and the Master  Servicer  shall be entitled to be reimbursed  therefor  out of amounts  attributable  to the  Mortgage  Loans on deposit in the  Custodial  Account as  provided  by  Section 3.10  and, on the
Distribution  Date(s) following  such  reimbursement,  the  aggregate  of such expenses and costs shall be allocated in reduction of the Accrued  Certificate
Interest  on  each  Class  entitled  thereto  in the  same  manner  as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Company and Master Servicer Not to Resign.

      Subject to the provisions of  Section 6.02,  neither the Company nor the
Master  Servicer  shall  resign  from its  respective  obligations  and duties hereby imposed on it except upon  determination  that its duties hereunder are
no  longer   permissible   under   applicable  law.  Any  such   determination
permitting  the  resignation  of the Company or the Master  Servicer  shall be evidenced  by an Opinion of Counsel to such effect  delivered  to the Trustee.
No such  resignation by the Master  Servicer shall become  effective until the
Trustee or a  successor  servicer  shall have  assumed  the Master  Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                   DEFAULT

Section 7.01.     Events of Default.

      Event of Default,  wherever used herein,  means any one of the following events  (whatever  reason for such Event of  Default  and  whether it shall be voluntary  or  involuntary  or be effected by  operation of law or pursuant to any  judgment,  decree or order of any court or any order,  rule or regulation of any administrative or governmental body):

(i)   the Master  Servicer shall fail to distribute or cause to be distributed to the Holders of  Certificates of any Class any  distribution  required to be made  under the terms of the  Certificates  of such Class and this
      Agreement and, in either case,  such failure shall  continue  unremedied for a period of 5 days after the date upon which written  notice of such failure,  requiring  such failure to be remedied,  shall have been given to the Master  Servicer  by the  Trustee or the Company or to the Master
      Servicer,  the Company and the Trustee by the Holders of Certificates of
      such Class  evidencing  Percentage  Interests  aggregating not less than
      25%; or

(ii)  the Master  Servicer  shall  fail to observe or perform in any  material respect  any other of the  covenants  or  agreements  on the part of the
      Master  Servicer  contained in the  Certificates of any Class or in this
      Agreement and such failure shall continue  unremedied for a period of 30 days  (except  that  such  number  of days  shall be 15 in the case of a failure to pay the premium for any Required Insurance  Policy) after the date on which written  notice of such failure,  requiring the same to be remedied,  shall have been given to the Master  Servicer  by the Trustee or the Company,  or to the Master Servicer,  the Company and the Trustee
      by the Holders of Certificates of any Class  evidencing,  in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory  authority  having jurisdiction  in the premises in an  involuntary  case under any present or future  federal or state  bankruptcy,  insolvency  or similar  law or appointing a conservator  or receiver or  liquidator in any  insolvency, readjustment  of debt,  marshalling of assets and liabilities or similar proceedings,  or for the winding-up or liquidation of its affairs, shall have been entered  against the Master  Servicer and such decree or order shall have  remained in force  undischarged  or unstayed for a period of
      60 days; or

(iv)  the Master  Servicer  shall consent to the  appointment of a conservator or receiver  or  liquidator  in any  insolvency,  readjustment  of debt, marshalling of assets and  liabilities,  or similar  proceedings  of, or relating  to,  the  Master  Servicer  or  of,  or  relating  to,  all or substantially all of the property of the Master Servicer; or

(v)   the Master  Servicer  shall  admit in writing its  inability  to pay its debts  generally as they become due,  file a petition to take  advantage of, or commence a voluntary  case under,  any  applicable  insolvency or reorganization  statute,  make  an  assignment  for the  benefit  of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  the   Master   Servicer   shall   notify   the   Trustee   pursuant   to
      Section 4.04(b) that  it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If  an  Event  of  Default   described   in  clauses   (i)-(v) of   this
Section shall  occur,  then,  and in each and every such case, so long as such
Event of  Default  shall not have been  remedied,  either  the  Company or the
Trustee may, and at the  direction of Holders of  Certificates  entitled to at least 51% of the Voting  Rights,  the Trustee  shall,  by notice in writing to the Master  Servicer  (and to the  Company  if given by the  Trustee or to the
Trustee if given by the Company),  terminate all of the rights and obligations of the Master  Servicer  under this Agreement and in and to the Mortgage Loans and the  proceeds  thereof,  other  than  its  rights  as a  Certificateholder hereunder.  If an Event  of  Default  described  in  clause (vi) hereof  shall occur,  the Trustee shall,  by notice to the Master  Servicer and the Company, immediately  terminate  all of  the  rights  and  obligations  of  the  Master
Servicer  under  this  Agreement  and in and to the  Mortgage  Loans  and  the
proceeds thereof,  other than its rights as a  Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master Servicer under this  Agreement,  whether  with respect to the  Certificates  (other than as a
Holder  thereof) or  the  Mortgage  Loans  or  otherwise,   shall  subject  to
Section 7.02  pass to and be vested in the Trustee or the  Trustee's  designee appointed pursuant to Section 7.02;  and, without  limitation,  the Trustee is hereby  authorized  and  empowered  to execute and  deliver,  on behalf of the
Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or assignment of the Mortgage Loans and related documents,  or otherwise.  The Master Servicer agrees to cooperate with the  Trustee  in  effecting  the  termination  of the  Master  Servicer's responsibilities  and rights hereunder,  including,  without  limitation,  the transfer to the Trustee or its designee for  administration  by it of all cash amounts  which shall at the time be credited to the  Custodial  Account or the
Certificate  Account or  thereafter  be received  with respect to the Mortgage
Loans.  No  such  termination  shall  release  the  Master  Servicer  for  any liability  that it would  otherwise  have  hereunder  for any act or  omission prior to the effective time of such termination.

      Notwithstanding   any  termination  of  the  activities  of  Residential
Funding in its  capacity as Master  Servicer  hereunder,  Residential  Funding shall be entitled to receive,  out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential
Funding's  rights and  obligations as Master  Servicer  hereunder and received after such notice,  that portion to which Residential  Funding would have been entitled  pursuant  to Sections  3.10(a)(ii),  (vi) and  (vii) as  well as its
Servicing  Fee  in  respect   thereof,   and  any  other  amounts  payable  to
Residential  Funding  hereunder  the  entitlement  to which arose prior to the termination of its activities  hereunder.  Upon the termination of Residential
Funding as Master Servicer  hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.     Trustee or Company to Act; Appointment of Successor.

(a)   On and  after  the  time  the  Master  Servicer  receives  a  notice  of
termination   pursuant  to   Section 7.01   or  resigns  in  accordance   with
Section 6.04,  the  Trustee  or,  upon  notice  to the  Company  and  with the
Company's  consent  (which  shall  not be  unreasonably  withheld) a  designee
(which meets the  standards  set forth  below) of  the  Trustee,  shall be the successor in all  respects to the Master  Servicer in its capacity as servicer under this  Agreement  and the  transactions  set forth or provided for herein and shall be  subject  to all the  responsibilities,  duties  and  liabilities
relating   thereto   placed   on  the   Master   Servicer   (except   for  the
responsibilities,  duties  and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify related  Subservicers or Sellers as set forth in such Sections,  and its  obligations to deposit amounts in respect of losses  incurred  prior to such notice or  termination  on the  investment  of funds  in  the  Custodial  Account  or the  Certificate  Account  pursuant  to
Sections  3.07(c) and  4.01(b) by the terms and provisions hereof);  provided, however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master Servicer's failure to provide information  required by
Section 4.04  shall not be considered a default by the Trustee  hereunder.  As compensation  therefor, the Trustee shall be entitled to all funds relating to the  Mortgage  Loans  which the Master  Servicer  would have been  entitled to charge to the  Custodial  Account  or the  Certificate  Account  if the Master
Servicer had  continued to act hereunder  and, in addition,  shall be entitled to the income from any Permitted  Investments  made with amounts  attributable to the  Mortgage  Loans  held  in the  Custodial  Account  or the  Certificate
Account.  If the Trustee has become the  successor  to the Master  Servicer in accordance with Section 6.04 or Section 7.01,  then notwithstanding the above, the  Trustee  may,  if it shall be  unwilling  to so act,  or shall,  if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established housing and home finance  institution,  which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing  institution,  having a net  worth of not less  than  $10,000,000  as the  successor  to the  Master
Servicer   hereunder   in  the   assumption   of  all  or  any   part  of  the
responsibilities,  duties or  liabilities  of the Master  Servicer  hereunder.
Pending  appointment  of a successor  to the Master  Servicer  hereunder,  the
Trustee  shall become  successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  In connection  with such  appointment  and assumption,  the Trustee may make such  arrangements  for the  compensation of such  successor  out of payments on  Mortgage  Loans as it and such  successor shall agree;  provided,  however, that no such compensation shall be in excess of that  permitted the initial Master  Servicer  hereunder.  The Company,  the
Trustee,  the Custodian and such successor shall take such action,  consistent
with  this   Agreement,   as  shall  be  necessary  to  effectuate   any  such
succession.  The  Servicing Fee for any successor  Master  Servicer  appointed pursuant to this  Section 7.02  will be lowered with respect to those Mortgage
Loans,  if any,  where the  Subservicing  Fee  accrues  at a rate of less than
0.20%  per  annum in the  event  that the  successor  Master  Servicer  is not servicing  such  Mortgage  Loans  directly  and it is  necessary  to raise the related  Subservicing  Fee to a rate of  0.20%  per  annum  in order to hire a
Subservicer  with respect to such Mortgage  Loans.  The Master  Servicer shall pay the  reasonable  expenses of the Trustee in connection  with any servicing transition hereunder.

(b)   In  connection  with  the  termination  or  resignation  of  the  Master
Servicer  hereunder,  either (i) the successor Master Servicer,  including the
Trustee  if  the  Trustee  is  acting  as  successor  Master  Servicer,  shall represent  and warrant that it is a member of MERS in good  standing and shall agree to comply in all  material  respects  with the rules and  procedures  of
MERS  in  connection  with  the  servicing  of the  Mortgage  Loans  that  are registered  with MERS, in which case the  predecessor  Master  Servicer  shall cooperate  with the  successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Master Servicer as  necessary  under MERS'  rules and  regulations,  or  (ii) the  predecessor
Master Servicer shall cooperate with the successor  Master Servicer in causing
MERS to execute and deliver an assignment  of Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to the  Trustee  and to execute and deliver such other  notices,  documents and other  instruments  as may be necessary or desirable  to effect a transfer of such  Mortgage  Loan or  servicing  of such
Mortgage  Loan on the  MERS(R)System to the  successor  Master  Servicer.  The predecessor  Master  Servicer  shall  file  or  cause  to be  filed  any  such assignment  in  the  appropriate  recording  office.  The  predecessor  Master
Servicer  shall  bear  any and all  fees  of  MERS,  costs  of  preparing  any assignments  of  Mortgage,  and fees and costs of filing  any  assignments  of
Mortgage that may be required under this subSection (b).  The successor Master
Servicer  shall cause such  assignment  to be  delivered to the Trustee or the
Custodian  promptly  upon receipt of the original  with  evidence of recording thereon  or a copy  certified  by the  public  recording  office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)   Upon any such  termination  or  appointment of a successor to the Master
Servicer,  the  Trustee  shall  give  prompt  written  notice  thereof  to the
Certificateholders  at their respective addresses appearing in the Certificate
Register.

(b)   Within  60 days  after  the  occurrence  of any  Event of  Default,  the
Trustee shall transmit by mail to all Holders of  Certificates  notice of each such Event of Default  hereunder  known to the  Trustee,  unless such Event of
Default shall have been cured or waived.

Section 7.04.     Waiver of Events of Default.

      The Holders  representing  at least 66% of the Voting Rights affected by a default or Event of  Default  hereunder  may waive such  default or Event of
Default;  provided,  however,  that (a) a  default  or Event of Default  under clause (i) of  Section 7.01  may be  waived  only  by all  of the  Holders  of
Certificates  affected by such  default or Event of Default and (b) no  waiver pursuant to this Section 7.04  shall affect the Holders of Certificates in the manner set forth in  Section 11.01(b)(i) or  (ii).  Upon any such  waiver of a default  or  Event  of  Default  by the  Holders  representing  the  requisite percentage  of Voting  Rights  affected  by such  default or Event of Default, such  default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent  or other  default  or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                            CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)   The Trustee,  prior to the  occurrence  of an Event of Default and after the  curing or  waiver  of all  Events  of  Default  which may have  occurred, undertakes  to perform  such duties and only such  duties as are  specifically set forth in this  Agreement.  In case an Event of Default has occurred (which has not been cured or waived),  the Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same  degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)   The Trustee, upon receipt of all resolutions,  certificates, statements, opinions,  reports,  documents,  orders or other instruments  furnished to the
Trustee  which are  specifically  required  to be  furnished  pursuant  to any provision of this  Agreement,  shall  examine  them to determine  whether they conform to the  requirements of this  Agreement.  The Trustee shall notify the
Certificateholders  of any such documents  which do not materially  conform to the  requirements  of this  Agreement in the event that the Trustee,  after so requesting, does not receive satisfactorily corrected documents.

      The Trustee shall  forward or cause to be forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded by the Trustee pursuant to Sections 4.03,  4.06, 7.03 and 10.01. The Trustee shall furnish in a timely  fashion  to the  Master  Servicer  such  information  as the  Master
Servicer may reasonably  request from time to time for the Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall  perform its  obligations  hereunder in a manner so as to maintain  the  status of any  portion  of any REMIC  formed  under the  Series
Supplement   as  a  REMIC  under  the  REMIC   Provisions   and   (subject  to
Section 10.01(f)) to  prevent the  imposition  of any federal,  state or local income,  prohibited  transaction,  contribution or other tax on the Trust Fund to the  extent  that  maintaining  such  status  and  avoiding  such taxes are reasonably  within the control of the Trustee  and are  reasonably  within the scope of its duties under this Agreement.

(c)   No  provision  of this  Agreement  shall be  construed  to  relieve  the
Trustee  from  liability  for  its own  negligent  action,  its own  negligent failure to act or its own willful misconduct; provided, however, that:

(i)   Prior to the occurrence of an Event of Default,  and after the curing or waiver  of all such  Events of  Default  which  may have  occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except  for  the  performance  of such  duties  and  obligations  as are specifically  set  forth in this  Agreement,  no  implied  covenants  or obligations  shall be read into this Agreement  against the Trustee and, in the absence of bad faith on the part of the Trustee,  the Trustee may
      conclusively   rely,  as  to  the  truth  of  the   statements  and  the
      correctness of the opinions expressed therein,  upon any certificates or opinions  furnished to the Trustee by the Company or the Master Servicer
      and which on their face,  do not  contradict  the  requirements  of this
      Agreement;

(ii)  The  Trustee  shall not be  personally  liable for an error of  judgment made in good faith by a Responsible  Officer or Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was  negligent in ascertaining the pertinent facts;

(iii) The Trustee  shall not be  personally  liable with respect to any action taken,  suffered  or  omitted  to  be  taken  by  it in  good  faith  in accordance  with  the  direction  of  Certificateholders  of  any  Class holding  Certificates  which  evidence,  as to  such  Class,  Percentage
      Interests  aggregating  not less  than 25% as to the  time,  method  and place of  conducting  any  proceeding  for any remedy  available  to the
      Trustee,  or exercising  any trust or power  conferred upon the Trustee, under this Agreement;

(iv)  The Trustee  shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee) specified  in clauses (i) and
      (ii) of  Section 7.01  or an  Event  of  Default  under  clauses  (iii),
      (iv) and  (v) of  Section 7.01  unless  a  Responsible  Officer  of  the
      Trustee  assigned to and working in the Corporate  Trust Office  obtains actual  knowledge  of such  failure  or  event or the  Trustee  receives written  notice of such failure or event at its  Corporate  Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v)   Except to the extent  provided in  Section 7.02,  no  provision  in this
      Agreement  shall  require  the  Trustee  to expend or risk its own funds
      (including,  without limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance of any of its duties as Trustee hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment of funds or adequate  indemnity against such risk or liability is not reasonably assured to it.

(d)   The Trustee shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or
transactions  including,  without  limitation,   (A) "prohibited  transaction"
penalty  taxes as defined in  Section 860F  of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC after the Closing  Date  imposed by  Section 860G(d) of  the Code and (C) any tax on
"net income from foreclosure  property" as defined in  Section 860G(c) of  the
Code,  but only if such  taxes  arise  out of a breach by the  Trustee  of its
obligations   hereunder,   which  breach  constitutes  negligence  or  willful
misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)   Except as otherwise provided in Section 8.01:

(i)   The  Trustee  may rely and shall be  protected  in acting or  refraining from acting upon any resolution,  Officers' Certificate,  certificate of auditors  or any  other  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal, bond or other paper or  document  believed  by it to be genuine  and to have been  signed or presented by the proper party or parties;

(ii)  The Trustee may consult  with  counsel and any Opinion of Counsel  shall be full and  complete  authorization  and  protection  in respect of any action  taken or suffered or omitted by it  hereunder  in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee  shall be under no  obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request, order or  direction  of any of the  Certificateholders,  pursuant to the provisions of this Agreement,  unless such Certificateholders shall have offered to the  Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which  may be  incurred  therein  or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the  obligation,  upon the  occurrence of an Event of Default  (which has not been  cured or  waived),  to  exercise  such of the  rights  and powers  vested in it by this  Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the  circumstances  in the conduct of such  investor's  own affairs;

(iv)  The  Trustee  shall  not be  personally  liable  for any  action  taken, suffered  or  omitted  by it in  good  faith  and  believed  by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)   Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of Default which may have  occurred,  the
      Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion,  report, notice,  request,  consent,  order, approval,  bond or other  paper  or  document,  unless  requested  in  writing  so to do by
      Holders  of  Certificates  of any Class  evidencing,  as to such  Class,
      Percentage Interests,  aggregating not less than 50%; provided, however, that if the  payment  within a  reasonable  time to the  Trustee  of the costs,  expenses  or  liabilities  likely  to be  incurred  by it in the making of such  investigation  is, in the  opinion of the  Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so  proceeding.  The reasonable  expense  of  every  such  examination  shall  be paid by the
      Master  Servicer,  if an Event of  Default  shall have  occurred  and is continuing,  and  otherwise  by  the  Certificateholder  requesting  the investigation;

(vi)  The  Trustee  may  execute  any of the  trusts  or powers  hereunder  or perform any duties  hereunder either directly or by or through agents or attorneys  provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations  promulgated thereunder,  each  Holder of a Class R  Certificate  hereby  irrevocably appoints  and  authorizes  the  Trustee to be its  attorney-in-fact  for purposes of signing  any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee  shall sign on behalf of the Trust Fund and deliver  to the  Master  Servicer  in a timely  manner  any Tax  Returns prepared  by or on behalf of the  Master  Servicer  that the  Trustee is required  to sign as  determined  by the  Master  Servicer  pursuant  to applicable  federal,  state or local tax laws,  provided that the Master
      Servicer  shall  indemnify  the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)   Following  the  issuance  of the  Certificates,  the  Trustee  shall not accept  any  contribution  of assets  to the Trust  Fund  unless  (subject  to
Section 10.01(f)) it  shall have obtained or been furnished with an Opinion of
Counsel to the effect that such  contribution  will not  (i) cause any portion of any REMIC formed under the Series  Supplement to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause  the Trust
Fund to be  subject  to any  federal  tax as a  result  of  such  contribution
(including  the  imposition  of any federal tax on  "prohibited  transactions"
imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals  contained herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the  acceptance and receipt of the Mortgage  Loans) shall  be taken as the  statements  of the Company or the
Master Servicer as the case may be, and the Trustee assumes no  responsibility for  their  correctness.  The  Trustee  makes  no  representations  as to  the validity or sufficiency of this Agreement or of the Certificates  (except that the Certificates  shall be duly and validly  executed and  authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document,  or of
MERS or the MERS(R)System.  Except as otherwise  provided  herein,  the Trustee shall not be  accountable  for the use or  application  by the  Company or the
Master  Servicer  of any of  the  Certificates  or of  the  proceeds  of  such
Certificates,  or for the use or  application of any funds paid to the Company or the Master  Servicer in respect of the  Mortgage  Loans or  deposited in or withdrawn  from  the  Custodial  Account  or the  Certificate  Account  by the
Company or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

      The  Trustee  in its  individual  or any other  capacity  may become the owner or  pledgee  of  Certificates  with the same  rights it would have if it were not Trustee.

Section 8.05.     Master  Servicer  to  Pay  Trustee's  Fees  and  Expenses;
                  Indemnification.

(a)   The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee  from time to time,  and the  Trustee and any  co-trustee  shall be entitled  to,  reasonable  compensation  (which  shall not be  limited  by any provision  of law in regard to the  compensation  of a trustee  of an  express trust) for  all  services  rendered  by each of them in the  execution  of the trusts  hereby  created  and in the  exercise  and  performance  of any of the powers and duties hereunder of the Trustee and any co-trustee,  and the Master
Servicer  will pay or reimburse  the Trustee and any  co-trustee  upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions of this Agreement  (including the  reasonable  compensation  and the expenses and disbursements  of its counsel and of all persons not  regularly in its employ, and the expenses  incurred by the Trustee or any co-trustee in connection with the  appointment of an office or agency pursuant to  Section 8.12) except  any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)   The Master  Servicer  agrees to  indemnify  the Trustee for, and to hold the Trustee harmless against,  any loss, liability or expense incurred without negligence  or  willful  misconduct  on  its  part,  arising  out  of,  or  in connection  with,  the  acceptance  and  administration  of  the  Trust  Fund, including  the  costs  and  expenses  (including  reasonable  legal  fees  and expenses) of  defending  itself  against  any  claim  in  connection  with the exercise or performance  of any of its powers or duties under this  Agreement, and the  Custodial  Agreement  and  the  Master  Servicer  further  agrees  to indemnify  the Trustee  for,  and to hold the Trustee  harmless  against,  any loss,  liability  or  expense  arising  out of,  or in  connection  with,  the
provisions   set   forth   in   Section 2.01(a) hereof,   including,   without
limitation,  all costs,  liabilities and expenses (including  reasonable legal fees and  expenses) of  investigating  and defending itself against any claim, action or  proceeding,  pending or  threatened,  relating to the provisions of such paragraph, provided that:

(i)   with respect to any such claim,  the Trustee shall have given the Master
      Servicer  written notice  thereof  promptly after the Trustee shall have actual knowledge thereof;

(ii)  while  maintaining  control  over its own  defense,  the  Trustee  shall cooperate and consult fully with the Master  Servicer in preparing  such defense; and

(iii) notwithstanding  anything in this Agreement to the contrary,  the Master
      Servicer  shall not be liable for settlement of any claim by the Trustee entered  into  without the prior  consent of the Master  Servicer  which consent shall  not be unreasonably withheld.

      No termination of this Agreement  shall affect the  obligations  created by this  Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding  the  foregoing,  the  indemnification  provided  by the
Master  Servicer  in  this  Section 8.05(b) shall  not  pertain  to any  loss, liability  or expense of the  Trustee,  including  the costs and  expenses  of defending  itself against any claim,  incurred in connection  with any actions taken by the Trustee at the  direction of the  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

      The Trustee  hereunder shall at all times be a corporation or a national
banking   association  having  its  principal  office  in  a  state  and  city acceptable to the Company and organized and doing  business  under the laws of such  state or the United  States of  America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and subject to  supervision  or  examination by federal or
state  authority.   If  such  corporation  or  national  banking   association
publishes  reports of condition at least  annually,  pursuant to law or to the requirements  of the aforesaid  supervising or examining  authority,  then for the  purposes  of  this  Section the  combined  capital  and  surplus  of such corporation  shall be deemed to be its  combined  capital  and  surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)   The  Trustee may at any time  resign and be  discharged  from the trusts hereby  created by giving written notice thereof to the Company and the Master
Servicer.  Upon  receiving  such  notice of  resignation,  the  Company  shall promptly appoint a successor trustee by written instrument,  in duplicate, one copy of which instrument  shall be delivered to the resigning  Trustee and one copy to the  successor  trustee.  If no successor  trustee  shall have been so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)   If at any time the Trustee  shall  cease to be  eligible  in  accordance with the  provisions  of  Section 8.06  and shall fail to resign after written request  therefor by the Company,  or if at any time the Trustee  shall become incapable  of  acting,  or shall  be  adjudged  bankrupt  or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer  shall take  charge or control of the  Trustee or of its  property  or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the Company may remove the Trustee and appoint a successor  trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the  successor  trustee.  In  addition, in the event that the Company  determines  that the Trustee has failed  (i) to distribute or cause to be  distributed  to the  Certificateholders  any amount required to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying  Agent  (other  than the  Master  Servicer  or the  Company) for distribution or (ii) to  otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations  hereunder,  and such failure
shall   continue   unremedied   for  a  period  of  5  days  (in   respect  of
clause (i) above) or  30 days (in  respect of  clause (ii) above),  other than any failure to comply  with the  provisions  of Article  XII, in which case no notice or grace period shall be  applicable) after  the date on which  written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the  Company,  then the Company may remove the Trustee and appoint a successor  trustee by written  instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee  pursuant to the preceding  sentence,  the Company shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each
Rating Agency written  confirmation that the appointment of any such successor trustee  will not result in the  reduction  of the ratings on any class of the
Certificates  below the lesser of the then current or original ratings on such
Certificates.

(c)   The  Holders  of  Certificates  entitled  to at least 51% of the  Voting
Rights may at any time remove the  Trustee and appoint a successor  trustee by written  instrument or instruments,  in triplicate,  signed by such Holders or
their   attorneys-in-fact   duly   authorized,   one  complete  set  of  which
instruments  shall  be  delivered  to the  Company,  one  complete  set to the
Trustee so removed and one complete set to the successor so appointed.

(d)   Any  resignation  or  removal  of  the  Trustee  and  appointment  of  a successor  trustee  pursuant to any of the  provisions  of this  Section shall become  effective upon  acceptance of appointment by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)   Any  successor  trustee  appointed  as  provided in  Section 8.07  shall execute,  acknowledge  and  deliver  to the  Company  and  to its  predecessor trustee an instrument accepting such appointment hereunder,  and thereupon the resignation or removal of the predecessor  trustee shall become  effective and such  successor  trustee shall become  effective and such  successor  trustee, without any further act,  deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,
with  the  like  effect  as  if  originally  named  as  trustee  herein.   The
predecessor  trustee  shall  deliver to the  successor  trustee all  Custodial
Files and related  documents and statements  held by it hereunder  (other than any  Custodial  Files at the time held by a Custodian,  which shall become the agent  of any  successor  trustee  hereunder),  and the  Company,  the  Master
Servicer  and  the   predecessor   trustee  shall  execute  and  deliver  such
instruments  and do such other things as may  reasonably  be required for more fully and certainly  vesting and confirming in the successor  trustee all such rights, powers, duties and obligations.

(b)   No  successor  trustee  shall  accept  appointment  as  provided in this
Section unless  at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)   Upon  acceptance of  appointment  by a successor  trustee as provided in this Section,  the Company shall mail notice of the succession of such trustee hereunder to all Holders of  Certificates  at their  addresses as shown in the
Certificate  Register.  If the  Company  fails to mail such  notice  within 10 days after acceptance of appointment by the successor  trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.     Merger or Consolidation of Trustee.

      Any corporation or national  banking  association into which the Trustee may be  merged  or  converted  or with  which  it may be  consolidated  or any corporation  or  national  banking  association  resulting  from  any  merger, conversion  or  consolidation  to which the Trustee  shall be a party,  or any corporation or national banking association  succeeding to the business of the
Trustee,  shall be the  successor  of the  Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the provisions  of  Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such merger or  consolidation to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)   Notwithstanding  any  other  provisions  hereof,  at any  time,  for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the  Trust  Fund or  property  securing  the  same  may at the time be located,  the Master  Servicer and the Trustee  acting  jointly shall have the power and shall  execute and deliver  all  instruments  to appoint one or more
Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the  Trustee,  or separate  trustee or separate  trustees,  of all or any part  of the  Trust  Fund,  and to vest in such  Person  or  Persons,  in such capacity,  such title to the Trust Fund, or any part thereof,  and, subject to the other provisions of this Section 8.10,  such powers, duties,  obligations, rights  and  trusts  as the  Master  Servicer  and the  Trustee  may  consider necessary or desirable.  If the Master  Servicer shall not have joined in such appointment  within 15 days after the  receipt by it of a request so to do, or in case an Event  of  Default  shall  have  occurred  and be  continuing,  the
Trustee  alone shall have the power to make such  appointment.  No  co-trustee or  separate  trustee  hereunder  shall  be  required  to meet  the  terms  of eligibility as a successor trustee under Section 8.06  hereunder and no notice to Holders of  Certificates of the  appointment of  co-trustee(s) or  separate trustee(s) shall be required under Section 8.08 hereof.

(b)   In the case of any  appointment  of a  co-trustee  or  separate  trustee pursuant to this  Section 8.10  all  rights,  powers,  duties and  obligations conferred or imposed  upon the Trustee  shall be conferred or imposed upon and
exercised  or  performed  by  the  Trustee,   and  such  separate  trustee  or
co-trustee  jointly,   except  to  the  extent  that  under  any  law  of  any
jurisdiction in which any particular act or acts are to be performed  (whether as Trustee  hereunder or as successor to the Master Servicer  hereunder),  the
Trustee shall be  incompetent  or  unqualified to perform such act or acts, in which  event such  rights,  powers,  duties  and  obligations  (including  the holding  of  title  to the  Trust  Fund or any  portion  thereof  in any  such jurisdiction) shall  be exercised and  performed by such  separate  trustee or co-trustee at the direction of the Trustee.

(c)   Any  notice,  request or other  writing  given to the  Trustee  shall be deemed  to  have  been  given  to  each  of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this Agreement
and  the  conditions  of  this  Article  VIII.   Each  separate   trustee  and
co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly with the Trustee or separately,  as may be provided  therein,  subject to  all  the  provisions  of  this  Agreement,  specifically  including  every provision  of  this  Agreement  relating  to the  conduct  of,  affecting  the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)   Any separate  trustee or  co-trustee  may, at any time,  constitute  the
Trustee, its agent or attorney-in-fact,  with full power and authority, to the extent  not  prohibited  by law,  to do any  lawful act under or in respect of this  Agreement  on its behalf  and in its name.  If any  separate  trustee or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised  by the  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

      The  Trustee  may,  with the  consent  of the  Master  Servicer  and the
Company,  or shall,  at the direction of the Company and the Master  Servicer, appoint one or more  Custodians  who are not  Affiliates  of the Company,  the
Master  Servicer or any Seller to hold all or a portion of the Custodial Files as agent for the Trustee, by entering into a Custodial  Agreement.  Subject to
Article VIII,  the Trustee  agrees to comply with the terms of each  Custodial
Agreement  with  respect to the  Custodial  Files and to enforce the terms and
provisions   thereof   against   the   Custodian   for  the   benefit  of  the
Certificateholders.  Each Custodian shall be a depository  institution subject to supervision by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in  which it  holds  any  Custodial  File.  Each  Custodial
Agreement,  with  respect  to the  Custodial  Files,  may be  amended  only as provided in  Section 11.01.  The Trustee  shall notify the  Certificateholders of the appointment of any Custodian (other than the Custodian  appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

      The Trustee will maintain an office or agency at the address  designated
in  Section 11.05  of  the  Series   Supplement  where   Certificates  may  be
surrendered  for  registration  of transfer  or  exchange.  The  Trustee  will maintain  an  office at the  address  stated in  Section 11.05  of the  Series
Supplement  where  notices  and  demands to or upon the  Trustee in respect of this Agreement may be served.

ARTICLE IX

             TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.     Optional   Purchase   by  the  Master   Servicer   of  All
                  Certificates;  Termination  Upon  Purchase  by the  Master
                  Servicer or Liquidation of All Mortgage Loans.

(a)   Subject   to    Section 9.02,    the    respective    obligations    and
responsibilities  of the Company,  the Master Servicer and the Trustee created hereby in  respect  of the  Certificates  (other  than the  obligation  of the
Trustee  to  make  certain  payments  after  the  Final  Distribution  Date to
Certificateholders  and the obligation of the Company to send certain  notices as hereinafter set forth) shall  terminate upon the last action required to be taken by the Trustee on the Final  Distribution  Date pursuant to this Article
IX following the earlier of:

(i)   the later of the final  payment  or other  liquidation  (or any  Advance with respect  thereto) of  the last Mortgage Loan remaining in the Trust
      Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)  the  purchase  by the  Master  Servicer  of all  Mortgage  Loans and all
      property  acquired  in respect of any  Mortgage  Loan  remaining  in the
      Trust Fund at a price equal to 100% of the unpaid  principal  balance of each Mortgage Loan or, if less than such unpaid principal  balance,  the fair market value of the related  underlying  property of such  Mortgage
      Loan with respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid principal  balance on the day of  repurchase  plus  accrued  interest  thereon at the Mortgage
      Rate (or Modified  Mortgage  Rate in the case of any  Modified  Mortgage
      Loan) from  the  Due  Date  to  which  interest  was  last  paid  by the
      Mortgagor  to,  but not  including,  the first day of the month in which such repurchase  price is  distributed,  provided,  however,  that in no event shall the trust created hereby  continue  beyond (i) the  Maturity
      Date or  (ii) the  expiration  of 21 years  from  the  death of the last survivor of the  descendants of Joseph P. Kennedy,  the late  ambassador of the  United  States  to the  Court of St.  James,  living on the date hereof and  provided  further  that the  purchase  price set forth above shall  be  increased  as is  necessary,  as  determined  by  the  Master
      Servicer,  to avoid  disqualification of any portion of any REMIC formed under the Series  Supplement as a REMIC.  The purchase price paid by the
      Master  Servicer  shall  also  include  any  amounts  owed by the Master
      Servicer  pursuant to Section 4 of the  Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the representation  and warranty set forth in  clause (xii)  or (xxxviii) of such Section that remain unpaid on the date of such purchase.

      The right of the  Master  Servicer  to  purchase  all the  assets of the
Trust Fund pursuant to  clause (ii) above  is conditioned upon the Pool Stated
Principal  Balance as of the Final  Distribution  Date, prior to giving effect to  distributions  to be made on such  Distribution  Date, being less than ten percent of the Cut-off Date Principal  Balance of the Mortgage  Loans. If such right is  exercised  by the  Master  Servicer,  the Master  Servicer  shall be entitled to  reimbursement  for the full amount of any  unreimbursed  Advances theretofore  made  by it  with  respect  to the  Mortgage  Loans  pursuant  to
Section 3.10.  In addition,  the Master  Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly  following  payment  of the  purchase  price,  release to the
Master  Servicer the Custodial  Files  pertaining to the Mortgage  Loans being purchased.

      In  addition to the  foregoing,  on any  Distribution  Date on which the
Pool Stated Principal  Balance,  prior to giving effect to distributions to be made on such  Distribution  Date, is less than ten percent of the Cut off Date
Principal  Balance of the Mortgage  Loans,  the Master Servicer shall have the right, at its option,  to purchase the Certificates in whole, but not in part, at a price  equal to the  outstanding  Certificate  Principal  Balance of such
Certificates  plus the sum of Accrued  Certificate  Interest  thereon  for the related Interest Accrual Period and any previously unpaid Accrued  Certificate
Interest.

(b)   The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the Distribution Date on which the Master Servicer  anticipates that the  final  distribution  will  be made to  Certificateholders  (whether  as a result of the  exercise by  Residential  Funding of its right to purchase  the assets  of the  Trust  Fund or  otherwise) or  on which  the  Master  Servicer anticipates  that the  Certificates  will be  purchased  (as a  result  of the exercise  by  Residential  Funding of its right to  purchase  the  outstanding
Certificates).  Notice of any  termination,  specifying the anticipated  Final
Distribution   Date  (which  shall  be  a  date  that  would  otherwise  be  a
Distribution  Date) upon  which the  Certificateholders  may  surrender  their
Certificates to the Trustee (if so required by the terms  hereof) for  payment of the final  distribution  and  cancellation or notice of any purchase of the outstanding  Certificates  shall be given promptly by the Master  Servicer (if
Residential  Funding is  exercising  its right to  purchase  the assets of the
Trust Fund or to purchase  the  outstanding  Certificates),  or by the Trustee
(in any other  case) by  letter.  Such notice  shall be prepared by the Master
Servicer (in the case of Residential  Funding exercising its right to purchase the assets of the Trust Fund or to purchase the  outstanding  Certificates) or
the   Trustee  (in  any  other   case) and   mailed  by  the  Trustee  to  the
Certificateholders  not earlier  than the 15th day and not later than the 25th day of  the  month  next  preceding  the  month  of  such  final  distribution specifying:

(i)   the anticipated Final  Distribution Date upon which final payment of the
      Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at  the  office  or  agency  of  the  Trustee  therein designated where required  pursuant to this Agreement or, in the case of the  purchase by the Master  Servicer of the  outstanding  Certificates, the Distribution Date on which such purchase is to be made,

(ii)  the amount of any such final payment,  or in the case of the purchase of the  outstanding  Certificates,  the purchase  price, in either case, if known, and

(iii) that the Record Date otherwise  applicable to such  Distribution Date is not applicable and that payment will be made only upon  presentation and surrender  of the  Certificates  at the office or agency of the  Trustee therein specified.

      If   the   Master    Servicer   is   obligated   to   give   notice   to
Certificateholders as aforesaid,  it shall give such notice to the Certificate
Registrar  at the time such  notice  is given to  Certificateholders  and,  if
Residential  Funding is  exercising  its rights to  purchase  the  outstanding
Certificates,  Residential  Funding  shall  give such  notice  to each  Rating
Agency at the time such notice is given to Certificateholders.  As a result of the  exercise by  Residential  Funding of its right to purchase  the assets of the Trust Fund or the  outstanding  Certificates,  Residential  Funding  shall deposit  in the  Custodial  Account  before  the  Final  Distribution  Date in immediately  available  funds an amount  equal to the  purchase  price for the assets of the Trust Fund, computed as provided above.

(c)   Upon   presentation   and   surrender   of  the   Certificates   by  the
Certificateholders  thereof in  connection  with the  exercise by  Residential
Funding  of  its  right  to  purchase  the  Certificates,  the  Trustee  shall distribute  to the  Certificateholders  on the  Final  Distribution  Date  the
respective    amounts    determined   in   accordance    with    Section 4.02.
Notwithstanding  the  reduction of the  Certificate  Principal  Balance of any
Class of  Subordinate  Certificates  to zero,  such Class will be  outstanding
hereunder   until  the   termination   of  the  respective   obligations   and
responsibilities  of  the  Company,   the  Master  Servicer  and  the  Trustee
hereunder in accordance with Article IX.

(d)   If any  Certificateholders  shall not surrender their  Certificates  for final payment and  cancellation on or before the Final  Distribution  Date (if so required  by the terms  hereof),  the Trustee  shall on such date cause all funds in the  Certificate  Account not  distributed in final  distribution  to
Certificateholders  to be withdrawn  therefrom  and credited to the  remaining
Certificateholders  by depositing  such funds in a separate escrow account for
the  benefit  of  such   Certificateholders,   and  the  Master  Servicer  (if
Residential  Funding  exercised  its right to purchase the assets of the Trust
Fund), or the Trustee (in any other  case) shall  give a second written notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for cancellation  and receive the final  distribution  with  respect  thereto.  If within six months after the second notice any Certificate  shall not have been surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master  Servicer to contact the  remaining  Certificateholders concerning  surrender  of  their  Certificates.  The  costs  and  expenses  of maintaining the escrow account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within  nine
months  after  the  second  notice  any  Certificates   shall  not  have  been
surrendered  for  cancellation,  the Trustee shall pay to the Master  Servicer all  amounts  distributable  to the holders  thereof  and the Master  Servicer shall  thereafter  hold such amounts until  distributed  to such  Holders.  No interest  shall  accrue or be payable to any  Certificateholder  on any amount held in the  escrow  account  or by the  Master  Servicer  as a result of such
Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)   If any  Certificateholders  do not surrender  their  Certificates  on or
before  the  Distribution   Date  on  which  a  purchase  of  the  outstanding
Certificates  is to be made, the Trustee shall on such date cause all funds in the Custodial  Account  deposited  therein by Residential  Funding pursuant to
Section 9.01(b) to  be withdrawn  therefrom and deposited in a separate escrow account for the benefit of such  Certificateholders,  and the Master  Servicer shall give a second  written  notice to such  Certificateholders  to surrender their  Certificates for payment of the purchase price therefor.  If within six
months  after  the  second  notice  any   Certificate   shall  not  have  been
surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master  Servicer  to contact the Holders of such  Certificates concerning  surrender  of  their  Certificates.  The  costs  and  expenses  of maintaining the escrow account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within  nine
months  after  the  second  notice  any  Certificates   shall  not  have  been
surrendered  for  cancellation  in  accordance  with  this  Section 9.01,  the
Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the
Holders  thereof and the Master  Servicer shall  thereafter  hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any  amount  held in the  escrow  account or by the
Master Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s) for  payment in  accordance  with this  Section 9.01.  Any
Certificate  that is not  surrendered  on the  Distribution  Date  on  which a purchase  pursuant  to this  Section 9.01  occurs as  provided  above  will be deemed  to have  been  purchased  and the  Holder as of such date will have no rights with  respect  thereto  except to receive the purchase  price  therefor minus any costs and expenses  associated  with such escrow account and notices allocated thereto.

(f)   All rights of  Residential  Funding to purchase  the assets of the Trust
Fund,  or to  purchase  specified  classes  of  Certificates,  as set forth in
Section 9.01(a) are  referred  to in  this  Agreement  as the  "Call  Rights".
Notwithstanding  any other  provision of this Agreement,  Residential  Funding shall have the right to sell,  transfer,  pledge or otherwise  assign the Call
Rights at any time to any Person.  Upon written notice by Residential  Funding to the Trustee  and the Master  Servicer  of any such  assignment  of the Call
Rights  to any  assignee,  the  Trustee  and  the  Master  Servicer  shall  be obligated to recognize  such  assignee as the holder of the Call Rights.  Such entity,  if not  Residential  Funding  or an  affiliate,  shall be  deemed  to represent,  at the time of such sale,  transfer,  pledge or other  assignment, that  one of the  following  will  be,  and at the  time  the  Call  Right  is exercised  is,  true and  correct:  (i) the  exercise of such Call Right shall not result in a non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975  of the Code (including by reason of U.S.  Department of Labor
("DOL") Prohibited  Transaction Class Exemption ("PTCE") 75-1 (Part I), 84-14,
90-1,  91-38,  95-60  or 96-23 or  other  applicable  exemption) or  (ii) such entity  is  (A) not  a party in  interest  under  Section 3(14) of  ERISA or a disqualified person under  Section 4975(e)(2) of  the Code with respect to any employee  benefit plan subject to  Section 406 of ERISA or any plan subject to
Section 4975  of the  Code  (other  than  an  employee  benefit  plan  or plan sponsored  or  maintained  by the  entity,  provided  that no  assets  of such employee  benefit  plan or plan are  invested  or deemed to be invested in the
Certificates) and  (B) not a  "benefit  plan  investor"  as  described  in DOL regulation  Section 2510.3-101(f)(2)  and as  modified  by  Section  3(42)  of
ERISA.  If any such  assignee  of the Call  Right is unable to  exercise  such
Call Right by reason of the  preceding  sentence,  then the Call  Right  shall revert to the  immediately  preceding  assignor of such Call Right  subject to the rights of any secured party therein.

Section 9.02.     Additional Termination Requirements.

(a)   Each  REMIC  that  comprises  the  Trust  Fund  shall be  terminated  in accordance  with the following  additional  requirements,  unless  (subject to
Section 10.01(f)) the  Trustee  and  the  Master  Servicer  have  received  an
Opinion of Counsel  (which  Opinion of Counsel  shall not be an expense of the
Trustee) to  the effect that the failure of each such REMIC to comply with the requirements  of this  Section 9.02  will not  (i) result in the imposition on the Trust of taxes on "prohibited  transactions," as described in Section 860F of the Code,  or  (ii) cause  any such  REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)   The Master  Servicer  shall  establish a 90-day  liquidation  period for each such REMIC and  specify the first day of such period in a statement attached  to the Trust  Fund's  final Tax Return  pursuant  to  Treasury regulations  Section 1.860F-1.  The Master  Servicer  also shall satisfy all of the  requirements  of a qualified  liquidation  for a REMIC under
      Section 860F of the Code and regulations thereunder;

(ii)  The Master  Servicer  shall  notify the Trustee at the  commencement  of such  90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the  remaining  assets of the Trust Fund in accordance with the terms hereof; and

(iii) If  Residential  Funding  or the  Company  is  exercising  its  right to purchase  the  assets  of the Trust  Fund,  Residential  Funding  shall, during  the  90-day  liquidation  period  and at or prior  to the  Final
      Distribution  Date,  purchase  all of the  assets of the Trust  Fund for cash.

(b)   Each  Holder  of  a  Certificate  and  the  Trustee  hereby  irrevocably approves and appoints the Master Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation  for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.     Termination of Multiple REMICs.

      If the REMIC  Administrator  makes two or more separate REMIC elections, the  applicable  REMIC  shall  be  terminated  on the  earlier  of  the  Final
Distribution  Date  and the date on which it is  deemed  to  receive  the last deemed  distributions on the related  Uncertificated  REMIC Regular  Interests and the last distribution due on the Certificates is made.

ARTICLE X

                               REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)   The REMIC  Administrator  shall make an election to treat the Trust Fund as one or more  REMICs  under the Code and,  if  necessary,  under  applicable state  law.  The  assets of each such  REMIC  will be set forth in the  Series
Supplement.  Such  election  will be made on Form  1066 or  other  appropriate federal tax or information  return  (including  Form 8811) or any  appropriate state return for the taxable year ending on the last day of the calendar  year in which the Certificates are issued.  For the purposes of each REMIC election in respect of the Trust Fund,  Certificates  and interests to be designated as the  "regular  interests"  and the sole class of "residual  interests"  in the
REMIC will be set forth in Section 10.03 of the Series  Supplement.  The REMIC
Administrator   and  the  Trustee   shall  not  permit  the  creation  of  any
"interests"  (within the meaning of  Section 860G  of the  Code) in  any REMIC elected in respect of the Trust Fund other than the  "regular  interests"  and
"residual interests" so designated.

(b)   The Closing Date is hereby  designated as the "startup day" of the Trust
Fund within the meaning of Section 860G(a)(9) of the Code.

(c)   The REMIC Administrator shall hold a Class R Certificate  representing a
0.01% Percentage  Interest each Class of the Class R Certificates and shall be designated  as "the tax  matters  person"  with  respect  to each REMIC in the manner provided under Treasury  regulations  Section 1.860F-4(d) and  Treasury regulations Section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person,  shall  (i) act on behalf of each REMIC in  relation to any tax matter or controversy  involving the Trust Fund and  (ii) represent the Trust Fund in any administrative or judicial  proceeding relating to an examination or audit
by  any  governmental  taxing  authority  with  respect  thereto.   The  legal
expenses,  including without  limitation  attorneys' or accountants' fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses  of the Trust Fund and the REMIC  Administrator  shall be entitled to reimbursement  therefor out of amounts  attributable  to the Mortgage Loans on deposit in the  Custodial  Account as  provided  by  Section 3.10  unless such legal  expenses and costs are incurred by reason of the REMIC  Administrator's
willful   misfeasance,   bad   faith  or  gross   negligence.   If  the  REMIC
Administrator  is no longer the Master Servicer  hereunder,  at its option the
REMIC  Administrator may continue its duties as REMIC  Administrator and shall be  paid  reasonable  compensation  not  to  exceed  $3,000  per  year  by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)   The REMIC  Administrator  shall  prepare or cause to be prepared  all of the Tax Returns that it  determines  are  required  with respect to each REMIC created  hereunder  and  deliver  such Tax  Returns in a timely  manner to the
Trustee  and the  Trustee  shall  sign and file such Tax  Returns  in a timely manner.  The  expenses of preparing  such returns  shall be borne by the REMIC
Administrator  without  any  right  of  reimbursement   therefor.   The  REMIC
Administrator  agrees to indemnify  and hold harmless the Trustee with respect to any tax or  liability  arising  from the  Trustee's  signing of Tax Returns that  contain  errors or  omissions.  The  Trustee and Master  Servicer  shall promptly  provide the REMIC  Administrator  with such information as the REMIC
Administrator  may from time to time  request for the purpose of enabling  the
REMIC Administrator to prepare Tax Returns.

(e)   The REMIC  Administrator  shall provide (i) to any Transferor of a Class
R Certificate  such information as is necessary for the application of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a
Permitted  Transferee,  (ii) to the Trustee,  and the Trustee shall forward to the  Certificateholders,  such  information  or reports as are required by the
Code or the REMIC Provisions including reports relating to interest,  original
issue   discount  and  market   discount  or  premium  (using  the  Prepayment
Assumption) and  (iii) to  the  Internal  Revenue  Service  the  name,  title,
address   and   telephone   number  of  the  person  who  will  serve  as  the
representative of each REMIC.

(f)   The Master Servicer and the REMIC  Administrator shall take such actions and shall  cause  each REMIC  created  hereunder  to take such  actions as are reasonably within the Master Servicer's or the REMIC  Administrator's  control and the scope of its duties  more  specifically  set forth  herein as shall be necessary  or  desirable to maintain the status of each REMIC as a REMIC under the REMIC  Provisions  (and the Trustee  shall assist the Master  Servicer and the REMIC  Administrator,  to the extent  reasonably  requested  by the Master
Servicer and the REMIC  Administrator  to do so). The Master  Servicer and the
REMIC  Administrator  shall not  knowingly or  intentionally  take any action, cause the Trust  Fund to take any  action or fail to take (or fail to cause to be taken) any action  reasonably  within their respective  control that, under the  REMIC  Provisions,  if taken  or not  taken,  as the  case may be,  could
(i) endanger  the status of any portion of any REMIC  formed  under the Series
Supplement as a REMIC or  (ii) result in the imposition of a tax upon any such
REMIC  (including  but not limited to the tax on  prohibited  transactions  as defined in  Section 860F(a)(2) of  the Code and the tax on  contributions to a
REMIC set forth in  Section 860G(d) of  the  Code) (either  such event, in the absence of an Opinion of Counsel or the  indemnification  referred  to in this sentence,  an "Adverse REMIC  Event") unless  the Master Servicer or the REMIC
Administrator,  as  applicable,  has  received  an Opinion of Counsel  (at the expense of the party  seeking to take such  action or, if such party  fails to pay such  expense,  and the Master  Servicer  or the REMIC  Administrator,  as
applicable,  determines that taking such action is in the best interest of the
Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master Servicer,  the REMIC Administrator or the  Trustee) to  the  effect  that the  contemplated  action  will not,  with respect to each REMIC created  hereunder,  endanger such status or, unless the
Master Servicer, the REMIC Administrator or both, as applicable,  determine in its or  their  sole  discretion  to  indemnify  the  Trust  Fund  against  the imposition of such a tax, result in the imposition of such a tax.  Wherever in this  Agreement a  contemplated  action may not be taken because the timing of such action might result in the  imposition of a tax on the Trust Fund, or may only be taken  pursuant to an Opinion of Counsel  that such  action  would not impose a tax on the Trust Fund,  such action may nonetheless be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that  might be  imposed  on the Trust  Fund has been  given and that all other preconditions  to the taking of such action have been  satisfied.  The Trustee shall  not  take or  fail  to  take  any  action  (whether  or not  authorized hereunder) as  to which the Master  Servicer  or the REMIC  Administrator,  as applicable,  has  advised it in  writing  that it has  received  an Opinion of
Counsel to the effect that an Adverse  REMIC Event could occur with respect to such  action.  In  addition,  prior to taking any action  with  respect to any
REMIC created  hereunder or any related  assets  thereof,  or causing any such
REMIC to take any action,  which is not expressly permitted under the terms of this  Agreement,  the Trustee  will  consult  with the Master  Servicer or the
REMIC Administrator,  as applicable, or its designee, in writing, with respect to  whether  such  action  could  cause an Adverse  REMIC  Event to occur with respect to any such REMIC,  and the Trustee  shall not take any such action or cause any such REMIC to take any such  action as to which the Master  Servicer or the REMIC Administrator,  as applicable,  has advised it in writing that an
Adverse   REMIC  Event  could  occur.   The  Master   Servicer  or  the  REMIC
Administrator,  as  applicable,  may consult with counsel to make such written advice,  and the cost of same shall be borne by the party  seeking to take the action  not  expressly  permitted  by this  Agreement,  but in no event at the expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be required by the Code,  the Master  Servicer  will to the extent  within its control and the scope of its duties more  specifically  set forth  herein, maintain  substantially  all of the assets of each REMIC created  hereunder as
"qualified  mortgages"  as  defined  in  Section 860G(a)(3) of  the  Code  and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)   In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC created hereunder as defined in  Section 860F(a)(2) of  the Code, on
"net  income  from  foreclosure  property"  of any such  REMIC as  defined  in
Section 860G(c) of  the Code, on any contributions to any such REMIC after the
Startup Day therefor  pursuant to  Section 860G(d) of  the Code,  or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be  charged  (i) to  the  Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  of any of its obligations  under  this  Agreement  or the  Master  Servicer  has in its sole discretion  determined to indemnify  the Trust Fund against such tax,  (ii) to the  Trustee,  if such tax  arises  out of or  results  from a  breach  by the
Trustee of any of its  obligations  under this  Article X, or  (iii) otherwise
against   amounts  on  deposit  in  the  Custodial   Account  as  provided  by
Section 3.10 and on the Distribution  Date(s) following such reimbursement the aggregate  of such  taxes  shall be  allocated  in  reduction  of the  Accrued
Certificate  Interest on each Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)   The  Trustee  and the Master  Servicer  shall,  for  federal  income tax purposes,  maintain  books and  records  with  respect to each  REMIC  created hereunder on a calendar  year and on an accrual  basis or as otherwise  may be required by the REMIC Provisions.

(i)   Following the Startup Day,  neither the Master  Servicer nor the Trustee shall  accept  any  contributions  of assets to any  REMIC  created  hereunder unless  (subject  to  Section 10.01(f)) the  Master  Servicer  and the Trustee
shall  have  received  an  Opinion  of  Counsel  (at the  expense of the party seeking to make such  contribution) to  the effect that the  inclusion of such assets in such  REMIC  will not cause the REMIC to fail to  qualify as a REMIC at any time that any  Certificates are outstanding or subject the REMIC to any tax under the REMIC  Provisions  or other  applicable  provisions  of federal, state and local law or ordinances.

(j)   Neither  the  Master   Servicer  nor  the  Trustee  shall   (subject  to
Section 10.01(f)) enter  into any  arrangement  by  which  any  REMIC  created hereunder  will  receive a fee or other  compensation  for services nor permit any such  REMIC to receive  any  income  from  assets  other  than  "qualified
mortgages"  as  defined  in  Section 860G(a)(3) of   the  Code  or  "permitted
investments" as defined in Section 860G(a)(5) of the Code.

(k)   Solely for the purposes of  Section 1.860G-1(a)(4)(iii) of  the Treasury
Regulations,  the "latest  possible  maturity  date" by which the  Certificate
Principal Balance of each Class of Certificates  (other than the Interest Only
Certificates) representing  a regular interest in the applicable REMIC and the
Uncertificated   Principal  Balance  of  each  Uncertificated   REMIC  Regular
Interest (other than each  Uncertificated  REMIC Regular Interest  represented by a Class A-V  Certificate,  if  any) and  the  rights to the  Interest  Only
Certificates  and  Uncertificated  REMIC Regular  Interest  represented by any
Class A-V  Certificate  would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l)   Within 30 days after the Closing  Date,  the REMIC  Administrator  shall prepare and file with the Internal  Revenue  Service  Form 8811,  "Information
Return for Real Estate Mortgage  Investment  Conduits  (REMIC) and  Issuers of
Collateralized Debt Obligations" for each REMIC created hereunder.

(m)   Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage Loan,  including but not limited to, the  acquisition or sale of a Mortgaged  Property  acquired by deed  in  lieu  of  foreclosure,  (ii) the  bankruptcy  of any  REMIC  created hereunder,  (iii) the  termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a  purchase of Mortgage Loans pursuant to Article II or
III of this Agreement) nor  acquire any assets for any such REMIC, nor sell or dispose  of  any  investments  in the  Custodial  Account  or the  Certificate
Account  for gain nor accept  any  contributions  to any such REMIC  after the
Closing  Date  unless it has  received  an Opinion of Counsel  that such sale, disposition,  substitution  or acquisition  will not (a) affect  adversely the status  of such  REMIC  as a REMIC  or  (b) unless  the  Master  Servicer  has determined  in its sole  discretion  to indemnify  the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited  transactions"  or
"contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master   Servicer,   REMIC   Administrator   and   Trustee
                  Indemnification.

(a)   The Trustee agrees to indemnify the Trust Fund,  the Company,  the REMIC
Administrator  and the  Master  Servicer  for any taxes  and costs  including, without  limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust Fund,  the Company or the Master  Servicer,  as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)   The  REMIC  Administrator  agrees  to  indemnify  the  Trust  Fund,  the
Company,  the  Master  Servicer  and the  Trustee  for  any  taxes  and  costs
(including,  without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company,  the Master  Servicer or the Trustee,
as a result of a breach of the REMIC  Administrator's  covenants  set forth in this  Article  X  with  respect  to  compliance  with  the  REMIC  Provisions, including  without  limitation,  any  penalties  arising  from  the  Trustee's execution  of Tax Returns  prepared by the REMIC  Administrator  that  contain errors  or  omissions;  provided,  however,  that such  liability  will not be imposed  to the  extent  such  breach is a result of an error or  omission  in information  provided  to the REMIC  Administrator  by the Master  Servicer in
which case Section 10.02(c) will apply.

(c)   The Master  Servicer  agrees to indemnify  the Trust Fund,  the Company, the REMIC  Administrator  and the Trustee for any taxes and costs  (including, without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Fund,  the Company,  the REMIC  Administrator  or the Trustee,  as a
result  of a breach  of the  Master  Servicer's  covenants  set  forth in this
Article  X or in  Article  III with  respect  to  compliance  with  the  REMIC
Provisions,  including  without  limitation,  any  penalties  arising from the
Trustee's  execution  of Tax  Returns  prepared  by the Master  Servicer  that contain errors or omissions.

Section 10.03.    Designation of REMIC(s).

      As provided in Section 10.03 of the Series Supplement.

ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)   This  Agreement or any  Custodial  Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee,  without the consent of any of the Certificateholders:

(i)   to cure any ambiguity,

(ii)  to correct or supplement any provisions herein or therein,  which may be inconsistent  with any other provisions  herein or therein or to correct any error,

(iii) to modify,  eliminate or add to any of its  provisions to such extent as shall be necessary or  desirable  to maintain the  qualification  of the
      Trust Fund as a REMIC at all times that any  Certificate  is outstanding or to avoid or  minimize  the risk of the  imposition  of any tax on the
      Trust Fund  pursuant to the Code that would be a claim against the Trust
      Fund,  provided  that the Trustee has  received an Opinion of Counsel to the effect that  (A) such  action is  necessary or desirable to maintain such  qualification  or to avoid or minimize the risk of the  imposition of any such tax and  (B) such  action will not  adversely  affect in any material respect the interests of any Certificateholder,

(iv)  to change  the  timing  and/or  nature of  deposits  into the  Custodial
      Account  or the  Certificate  Account or to change the name in which the
      Custodial  Account is  maintained,  provided  that  (A) the  Certificate
      Account  Deposit  Date  shall  in no event  be  later  than the  related
      Distribution  Date,  (B) such  change  shall  not,  as  evidenced  by an
      Opinion  of  Counsel,  adversely  affect  in any  material  respect  the interests of any  Certificateholder and (C) such change shall not result in a  reduction  of the  rating  assigned  to any Class of  Certificates below the lower of the  then-current  rating or the rating  assigned  to such  Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)   to modify,  eliminate or add to the provisions of Section 5.02(f) or any
      other   provision   hereof   restricting   transfer   of  the   Class  R
      Certificates,  by virtue of their being the  "residual  interests"  in a
      REMIC,  provided that  (A) such  change shall not result in reduction of the rating  assigned to any such Class of  Certificates  below the lower of the then-current  rating or the rating assigned to such  Certificates as of the  Closing  Date,  as  evidenced  by a letter  from each  Rating
      Agency  to such  effect,  and  (B) such  change  shall not  (subject  to
      Section 10.01(f)),  as  evidenced  by an  Opinion  of  Counsel  (at  the expense  of the  party  seeking  so to  modify,  eliminate  or add  such
      provisions),   cause  any  REMIC   created   hereunder  or  any  of  the
      Certificateholders  (other  than  the  transferor) to  be  subject  to a federal  tax caused by a transfer  to a Person  that is not a  Permitted
      Transferee,

(vi)  to make any other  provisions  with  respect  to  matters  or  questions arising under this  Agreement or such  Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement, provided  that such  action  shall not,  as  evidenced  by an Opinion of
      Counsel,  adversely  affect in any material respect the interests of any
      Certificateholder, or

(vii) to amend any provision  herein or therein that is not material to any of the Certificateholders.

(b)   This Agreement or any Custodial  Agreement may also be amended from time to time by the Company,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66%
of the Percentage  Interests of each Class of Certificates  with a Certificate
Principal  Balance  greater  than zero  affected  thereby  for the  purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class;  provided, however, that no such amendment shall:

(i)   reduce in any manner  the  amount  of, or delay the timing of,  payments which are  required to be  distributed  on any  Certificate  without the consent of the Holder of such Certificate,

(ii)  reduce  the  aforesaid  percentage  of  Certificates  of any  Class  the
      Holders of which are required to consent to any such  amendment,  in any such case  without  the consent of the  Holders of all  Certificates  of such Class then outstanding.

(c)   Notwithstanding  any contrary  provision of this Agreement,  the Trustee shall not  consent to any  amendment  to this  Agreement  unless it shall have first received an Opinion of Counsel (subject to  Section 10.01(f) and  at the expense  of  the  party  seeking  such  amendment) to  the  effect  that  such amendment or the  exercise of any power  granted to the Master  Servicer,  the
Company  or the  Trustee  in  accordance  with  such  amendment  is  permitted hereunder and will not result in the  imposition of a federal tax on the Trust
Fund or cause  any  REMIC  created  under  the  Series  Supplement  to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)   Promptly  after the  execution of any such  amendment  the Trustee shall furnish  written  notification  of the  substance  of  such  amendment  to the
Custodian  and each  Certificateholder.  It  shall  not be  necessary  for the
consent  of  Certificateholders   under  this  Section 11.01  to  approve  the
particular form of any proposed amendment,  but it shall be sufficient if such consent  shall  approve the substance  thereof.  The manner of obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by
Certificateholders  shall be subject  to such  reasonable  regulations  as the
Trustee may prescribe.

(e)   The Company  shall have the option,  in its sole  discretion,  to obtain and  deliver  to the  Trustee  any  corporate  guaranty,  payment  obligation, irrevocable  letter of  credit,  surety  bond,  insurance  policy  or  similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class B  Certificates  against any or all Realized Losses or other shortfalls.  Any such instrument or fund shall be held by the  Trustee for the  benefit of the Class B  Certificateholders,  but shall not be and shall  not be deemed to be under any  circumstances  included
in  the  Trust  Fund.  To  the  extent  that  any  such   instrument  or  fund
constitutes a reserve fund for federal  income tax purposes,  (i) any  reserve fund so established  shall be an outside  reserve fund and not an asset of the
Trust Fund,  (ii) any  such reserve  fund shall be owned by the  Company,  and
(iii) amounts  transferred by the Trust Fund to any such reserve fund shall be treated  as  amounts  distributed  by the  Trust  Fund to the  Company  or any
successor,    all    within    the    meaning    of    Treasury    Regulations
Section 1.860G-2(h) as  it reads as of the Cut-off Date.  In  connection  with the  provision  of any  such  instrument  or  fund,  this  Agreement  and  any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or  incidental  to such  instrument  or fund or the establishment or administration  thereof, such amendment to be made by written instrument  executed or consented to by the Company but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the
Trustee being required  unless any such amendment  would impose any additional obligation  on, or  otherwise  adversely  affect the  interests  of the Senior
Certificateholders,  the Class M  Certificateholders,  the Master  Servicer or
the Trustee,  as  applicable;  provided that the Company  obtains  (subject to
Section 10.01(f)) an  Opinion  of  Counsel  (which  need not be an  opinion of
Independent  counsel) to  the effect  that any such  amendment  will not cause
(a) any  federal  tax to be  imposed  on the  Trust  Fund,  including  without limitation,  any  federal  tax  imposed  on  "prohibited  transactions"  under
Section 860F(a)(1) of  the Code or on  "contributions  after the startup date"
under  Section 860G(d)(1) of  the Code and (b) any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.
In the event that the Company  elects to provide such  coverage in the form of a limited  guaranty  provided by GMAC LLC, the Company may elect that the text of such  amendment  to this  Agreement  shall  be  substantially  in the  form attached hereto as Exhibit K (in which case Residential  Funding's Subordinate
Certificate  Loss Obligation as described in such exhibit shall be established by  Residential  Funding's  consent to such  amendment) and  that the  limited guaranty  shall be  executed  in the form  attached  hereto as Exhibit K, with such changes as the Company shall deem to be appropriate;  it being understood that the Trustee has  reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)   To the extent  permitted by applicable law, this Agreement is subject to recordation in all  appropriate  public  offices for real property  records in all the counties or other comparable  jurisdictions in which any or all of the
properties   subject  to  the  Mortgages  are  situated,   and  in  any  other
appropriate  public  recording  office or elsewhere,  such  recordation  to be effected  by the  Master  Servicer  and at its  expense  on  direction  by the
Trustee  (pursuant  to the request of Holders of  Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied by an
Opinion  of  Counsel  to the  effect  that  such  recordation  materially  and beneficially affects the interests of the Certificateholders.

(b)   For the purpose of  facilitating  the  recordation  of this Agreement as herein  provided  and for  other  purposes,  this  Agreement  may be  executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)   The death or  incapacity of any  Certificateholder  shall not operate to
terminate   this   Agreement   or   the   Trust   Fund,   nor   entitle   such
Certificateholder's  legal  representatives or heirs to claim an accounting or to take any action or  proceeding  in any court for a partition  or winding up
of  the  Trust  Fund,  nor  otherwise  affect  the  rights,   obligations  and
liabilities of any of the parties hereto.

(b)   No  Certificateholder  shall have any right to vote (except as expressly provided  herein) or  in  any  manner  otherwise  control  the  operation  and management of the Trust Fund, or the  obligations of the parties  hereto,  nor
shall  anything   herein  set  forth,   or  contained  in  the  terms  of  the
Certificates,  be construed so as to constitute  the  Certificateholders  from time  to time  as  partners  or  members  of an  association;  nor  shall  any
Certificateholder  be under any liability to any third person by reason of any action  taken by the  parties  to this  Agreement  pursuant  to any  provision hereof.

(c)   No Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute  any suit,  action or  proceeding in equity or at law  upon or under or with  respect  to this  Agreement,  unless  such  Holder previously  shall have given to the Trustee a written notice of default and of the  continuance  thereof,  as  hereinbefore  provided,  and  unless  also the
Holders of  Certificates  of any Class  evidencing  in the  aggregate not less than 25% of the related  Percentage  Interests of such Class,  shall have made written request upon the Trustee to institute such action,  suit or proceeding in its own name as Trustee  hereunder  and shall have  offered to the  Trustee such reasonable  indemnity as it may require  against the costs,  expenses and liabilities to be incurred  therein or thereby,  and the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected  or refused to  institute  any such action,  suit or  proceeding  it being  understood  and  intended,  and  being  expressly  covenanted  by  each
Certificateholder with every other  Certificateholder and the Trustee, that no one or more Holders of  Certificates  of any Class shall have any right in any manner  whatever  by virtue of any  provision  of this  Agreement  to  affect, disturb  or  prejudice  the  rights  of the  Holders  of  any  other  of  such
Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders  of such Class or all Classes,  as the case may
be.  For  the   protection   and   enforcement   of  the  provisions  of  this
Section 11.03,  each and  every  Certificateholder  and the  Trustee  shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

      This agreement and the  Certificates  shall be governed by and construed in  accordance  with  the laws of the  State of New York and the  obligations,
rights  and  remedies  of  the  parties   hereunder  shall  be  determined  in
accordance with such laws.

Section 11.05.    Notices.

      As provided in Section 11.05 of the Series Supplement.

Section 11.06.    Required Notices to Rating Agency and Subservicer.

      The Company,  the Master Servicer or the Trustee,  as applicable,  shall
(i) notify  each  Rating  Agency  and the  Subservicer  at such  time as it is
otherwise   required  pursuant  to  this  Agreement  to  give  notice  of  the occurrence of any of the events  described in clause (a),  (b), (c), (d), (g),
(h),  (i) or  (j) below  or  (ii) provide  a copy to each  Rating  Agency  and
Subservicer  at such time as otherwise  required to be  delivered  pursuant to this  Agreement  of  any  of  the  statements  described  in  clauses  (e) and
(f) below:

(a)   a material change or amendment to this Agreement,

(b)   the occurrence of an Event of Default,

(c)   the  termination  or  appointment  of a  successor  Master  Servicer  or
Trustee or a change in the majority ownership of the Trustee,

(d)   the filing of any claim  under the Master  Servicer's  blanket  fidelity bond and the errors and omissions  insurance  policy  required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)   the  statement  required to be delivered to the Holders of each Class of
Certificates pursuant to Section 4.03,

(f)   the  statements  required to be delivered  pursuant to Sections 3.18 and
3.19,

(g)   a change in the  location of the  Custodial  Account or the  Certificate
Account,

(h)   the  occurrence of any monthly cash flow shortfall to the Holders of any
Class of  Certificates  resulting  from the failure by the Master  Servicer to make an Advance pursuant to Section 4.04,

(i)   the occurrence of the Final Distribution Date, and

(j)   the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with  respect  to notice  of the  occurrence  of the events described in clauses (d), (g) or  (h) above,  the Master Servicer shall provide  prompt  written  notice to each Rating Agency and the  Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

      If any one or more of the covenants, agreements,  provisions or terms of this  Agreement  shall be for any reason  whatsoever  held invalid,  then such covenants, agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

      This  Agreement  may be  supplemented  by  means  of the  addition  of a
separate  Article  hereto  (a  "Supplemental   Article") for  the  purpose  of
resecuritizing any of the Certificates  issued hereunder,  under the following circumstances.  With  respect to any Class or Classes of  Certificates  issued hereunder,  or any portion of any such  Class,  as to which the Company or any of its Affiliates  (or any designee  thereof) is  the  registered  Holder (the
"Resecuritized  Certificates"),  the Company may  deposit  such  Resecuritized
Certificates  into a new REMIC,  grantor  trust or  custodial  arrangement  (a
"Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental
Article.  The instrument adopting such Supplemental  Article shall be executed by the Company,  the Master Servicer and the Trustee;  provided,  that neither the Master  Servicer nor the Trustee shall withhold  their consent  thereto if
their  respective   interests  would  not  be  materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the  Certificates initially issued  hereunder,  the adoption of the  Supplemental  Article shall not constitute an "amendment" of this Agreement.

      Each  Supplemental  Article  shall set forth  all  necessary  provisions relating to the holding of the Resecuritized  Certificates by the Trustee, the
establishment of the Restructuring  Vehicle, the issuing of various classes of new  certificates by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary for the purposes  thereof.
In connection  with each  Supplemental  Article,  the Company shall deliver to the  Trustee an Opinion of Counsel to the effect  that  (i) the  Restructuring
Vehicle will qualify as a REMIC,  grantor trust or other entity not subject to taxation  for  federal  income  tax  purposes  and  (ii) the  adoption  of the
Supplemental  Article  will not  endanger  the  status of the Trust  Fund as a
REMIC or (subject to  Section 10.01(f)) result in the imposition of a tax upon
the  Trust  Fund   (including  but  not  limited  to  the  tax  on  prohibited transactions  as  defined  in  Section 860F(a)(2) of  the  Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09.    Allocation of Voting Rights.

      As provided in Section 11.09 of the Series Supplement.

      SECTION 11.10     No Petition.

      The Company,  Master  Servicer and the  Trustee,  by entering  into this
Agreement,  and each  Certificateholder,  by accepting a  Certificate,  hereby covenant and agree that they will not at any time institute  against the Trust
Fund,  or join in any  institution  against  the Trust  Fund,  any  bankruptcy proceedings  under any United  States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the  Certificates  or this Agreement.

ARTICLE XII

                        COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

      The Company,  the Trustee and the Master Servicer  acknowledge and agree that the  purpose  of this  Article  XII is to  facilitate  compliance  by the
Company  with  the   provisions   of  Regulation  AB  and  related  rules  and
regulations  of the  Commission.  The Company  shall not exercise its right to request  delivery of information or other  performance  under these provisions other than in good  faith,  or for  purposes  other than  compliance  with the
Securities  Act,  the  Exchange  Act  and the  rules  and  regulations  of the
Commission  under the  Securities Act and the Exchange Act. Each of the Master
Servicer   and  the  Trustee   acknowledges   that   interpretations   of  the
requirements   of  Regulation  AB  may  change  over  time,   whether  due  to
interpretive  guidance  provided  by the  Commission  or its staff,  consensus among  participants  in the  mortgage-backed  securities  markets,  advice  of counsel, or otherwise,  and agrees to comply with requests made by the Company in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of  Regulation  AB. Each of the Master  Servicer
and the Trustee shall cooperate  reasonably with the Company to deliver to the
Company   (including  any  of  its  assignees  or  designees),   any  and  all
disclosure,  statements,  reports,  certifications,   records  and  any  other
information  necessary  in the  reasonable,  good faith  determination  of the
Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

(a)   The Trustee  shall be deemed to  represent to the Company as of the date hereof and on each date on which  information is provided to the Company under
Sections 12.01,  12.02(b) or 12.03 that, except as disclosed in writing to the
Company  prior to such date:  (i) it is not aware and has not received  notice that any default,  early  amortization or other  performance  triggering event has occurred as to any other Securitization  Transaction due to any default of the Trustee;  (ii) there are no aspects of its financial  condition that could have a  material  adverse  effect  on  the  performance  by it of its  trustee obligations  under this Agreement or any other  Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental proceedings  pending  (or known to be  contemplated) against  it that would be
material  to   Certificateholders;   (iv) there   are  no   relationships   or
transactions  relating  to the  Trustee  with  respect  to the  Company or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material  transaction  party (as each of such  terms  are  used in  Regulation  AB) relating  to the  Securitization
Transaction  contemplated  by the  Agreement,  as identified by the Company to the  Trustee  in  writing  as  of  the  Closing  Date  (each,  a  "Transaction
Party") that  are  outside the  ordinary  course of business or on terms other than would be obtained in an arm's length  transaction with an unrelated third party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the Certificates;  and (v) the Trustee is not
an affiliate of any  Transaction  Party.  The Company shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.
(b)   If so requested by the Company on any date  following  the Closing Date, the Trustee shall,  within five Business Days following such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not  accurate  as of the  date of such  confirmation,  provide  the  pertinent facts,  in writing,  to the Company.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the Company shall have a reasonable  basis for a determination  that any of the  representations and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

      For so long as the  Certificates  are  outstanding,  for the  purpose of satisfying  the  Company's  reporting  obligation  under the Exchange Act with respect  to any  class of  Certificates,  the  Trustee  shall  provide  to the
Company  a  written   description  of  (a) any   litigation  or   governmental
proceedings  pending  against the Trustee as of the last day of each  calendar month that would be material to  Certificateholders,  and (b) any affiliations or  relationships  (as described in Item 1119 of Regulation  AB) that  develop following  the Closing Date between the Trustee and any  Transaction  Party of the type described in  Section 12.02(a)(iv) or  12.02(a)(v) as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal proceedings,  as well as updates to previously  provided  descriptions,  under this  Section 12.03  shall be given no later than five  Business Days prior to the  Determination  Date  following  the  month in which  the  relevant  event
occurs,   and  any  notices  and   descriptions   required   with  respect  to
affiliations,  as well as updates to previously provided  descriptions,  under this  Section 12.03  shall be given no later than  January 31 of the  calendar year  following the year in which the relevant  event  occurs.  As of the date the  Company or Master  Servicer  files each Report on Form 10-D and Report on
Form 10-K with  respect to the  Certificates,  the  Trustee  will be deemed to represent that any information  previously  provided under this Article XII is materially  correct  and  does  not have any  material  omissions  unless  the
Trustee has  provided an update to such  information.  The Company  will allow the Trustee to review any disclosure  relating to material  litigation against the Trustee prior to filing such  disclosure with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

      On or before March 15 of each calendar year, the Trustee shall:

(a)   deliver  to the  Company  a report  (in form  and  substance  reasonably satisfactory to the  Company) regarding the Trustee's assessment of compliance with the  applicable  Servicing  Criteria  during  the  immediately  preceding calendar  year, as required  under Rules 13a-18 and 15d-18 of the Exchange Act and  Item  1122 of  Regulation  AB.  Such  report  shall be  addressed  to the
Company and signed by an authorized officer of the Trustee,  and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)   deliver to the Company a report of a registered  public  accounting firm reasonably  acceptable  to the  Company  that  attests to, and reports on, the assessment  of compliance  made by the Trustee and  delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in  accordance  with  Rules
1-02(a)(3) and  2-02(g) of  Regulation  S-X under the  Securities  Act and the
Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)   The Trustee shall indemnify the Company,  each affiliate of the Company, the Master  Servicer and each broker dealer acting as  underwriter,  placement agent or initial  purchaser  of the  Certificates  or each Person who controls any of such parties  (within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange  Act);  and the  respective  present and former directors,  officers, employees and agents of each of the foregoing, and shall hold each of them  harmless from and against any losses,  damages,  penalties, fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon:

(i)   (A)  any untrue  statement of a material fact contained or alleged to be
      contained  in  any  information,  report,  certification,   accountants'
      attestation or other  material  provided under this Article XII by or on behalf of the Trustee  (collectively,  the  "Trustee  Information"),  or
      (B) the   omission   or  alleged   omission  to  state  in  the  Trustee
      Information  a  material  fact  required  to be  stated  in the  Trustee
      Information  or necessary in order to make the  statements  therein,  in the  light  of  the  circumstances  under  which  they  were  made,  not misleading;  provided, by way of clarification,  that clause (B) of this paragraph  shall  be  construed  solely  by  reference  to  the  Trustee
      Information and not to any other information  communicated in connection with a sale or purchase  of  securities,  without  regard to whether the
      Trustee  Information or any portion  thereof is presented  together with or separately from such other information; or

(ii)  any  failure  by  the  Trustee  to  deliver  any  information,   report,
      certification  or other material when and as required under this Article
      XII,  other  than a failure by the  Trustee  to deliver an  accountants'
      attestation.

(b)   In the case of any failure of  performance  described in  clause (ii) of
Section 12.05(a),  the Trustee  shall  promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain the information,
report,   certification,   accountants'  attestation  or  other  material  not
delivered  as required by the Trustee and  (ii) cooperate  with the Company to mitigate any damages that may result from such failure.

(c)   The Company and the Master  Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who  controls the Trustee  (within the meaning of Section 15  of the  Securities  Act and  Section 20 of the Exchange
Act); and the respective  present and former  directors,  officers,  employees and  agents of the  Trustee,  and shall  hold each of them  harmless  from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may  sustain  arising  out of or based  upon  (i) any  untrue statement  of a material  fact  contained  or alleged to be  contained  in any information  provided  under this  Agreement by or on behalf of the Company or
Master  Servicer for inclusion in any report filed with  Commission  under the
Exchange Act (collectively,  the "RFC  Information"),  or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information or necessary in order to make the statements therein,  in the light of the  circumstances  under which they were made,  not misleading;  provided,  by  way of  clarification,  that  clause (ii) of  this paragraph  shall be construed  solely by reference to the RFC  Information and not to  any  other  information  communicated  in  connection  with a sale  or purchase of securities,  without regard to whether the RFC  Information or any portion  thereof is  presented  together  with or  separately  from such other information.

                                  EXHIBIT A

   FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
   AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

      [UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE
OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"), TO ISSUER OR
ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT
IS  MADE  TO  CEDE  & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR  VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL  INASMUCH  AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No. [____]                  Pass-Through Rate [based on a
                                        Notional Amount]
Class [A-___] Senior                    Percentage Interest: ____%
Date of Pooling and Servicing Agreement Aggregate Initial [Certificate
and Cut-off Date:                       Principal Balance] [Interest
[______________]                        Only/Class A-V] [Notional Amount]
                                        [Subclass Notional Amount] of the
                                        Class [A-___] Certificates: $________
First Distribution Date:                [Initial] [Certificate Principal
[______________]                        Balance] [Interest Only/Class A-V]
                                        [Subclass] [Notional Amount] of this
                                        Certificate:
                                        $[______________]
Master Servicer:
Residential Funding Company, LLC
[Assumed] [Scheduled] Final
Distribution Date:                      CUSIP
[______________]                        [______________]
                      MORTGAGE PASS-THROUGH CERTIFICATE
                               SERIES ________

            evidencing a percentage  interest in the distributions
            allocable  to  the  Class  [A-___]  Certificates  with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool  of  conventional   one-  to  four-family   fixed
            interest rate first  mortgage loans formed and sold by
            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent an obligation  of or interest in  Residential  Funding
Mortgage  Securities I, Inc.,  the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their  affiliates.  None of the  Company,  the Master  Servicer,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with  respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This  certifies  that  _____________  is  the  registered  owner  of the
Percentage  Interest evidenced by this Certificate  [(obtained by dividing the
[Initial  Certificate  Principal Balance] [Initial  [Interest  Only/Class A-V]
Notional  Amount] of this  Certificate by the aggregate  [Initial  Certificate
Principal Balance of all Class A- Certificates]  [Initial [Interest Only/Class
A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates],  both as specified  above)] in  certain  distributions  with  respect to the Trust Fund consisting  primarily  of an  interest  in a  pool  of  conventional  one-  to four-family  fixed interest rate first mortgage loans (the "Mortgage  Loans"),
formed  and  sold  by  Residential   Funding   Mortgage   Securities  I,  Inc.
(hereinafter  called the "Company,"  which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Series  Supplement,  dated as specified  above,  to the Standard Terms of
Pooling and Servicing  Agreement dated as of ________________  (together,  the
"Pooling and Servicing Agreement" or the  "Agreement") among  the Company, the
Master Servicer and _______________,  as trustee (the "Trustee"), a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent  not  defined  herein,  the  capitalized  terms  used  herein  have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the [related]  Available  Distribution Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount [(of interest and  principal,  if any)]  required to be distributed
to  Holders  of  Class  A-  Certificates  on  such  Distribution   Date.  [the
[Interest  Only/Class  A-V] Notional  Amount of the [Interest  Only/Class A-V]
Certificates as of any date of  determination is equal to the aggregate stated
Principal  Balance of the Mortgage Loans  corresponding to the  uncertificated
REMIC  regular  interests   represented  by  such  [Interest  Only/Class  A-V]
Certificates.]

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by
the   Trustee  in   immediately   available   funds  (by  wire   transfer   or
otherwise) for  the  account of the  Person  entitled  thereto if such  Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed  to the  address  of the  Person  entitled  thereto,  as such  name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency
appointed  by  the  Trustee  for  that  purpose.   [The  [Initial  Certificate
Principal  Balance]  [Initial  [Interest  Only/Class A-V] Notional  Amount] of
this  Certificate  is set forth  above.] [The  Certificate  Principal  Balance hereof will be reduced to the extent of  distributions  allocable to principal and any Realized Losses allocable hereto.]

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement  to the Company and the Master  Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Company,  the Master  Servicer  and the  Trustee and the rights of the
Certificateholders  under the Agreement at any time by the Company, the Master
Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates evidencing in the aggregate  not less than 66.6% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any such  consent  by the
Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not  notation  of such  consent is made upon the  Certificate.  The  Agreement also  permits  the  amendment  thereof in certain  circumstances  without  the consent of the Holders of any of the Certificates  and, in certain  additional circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee

      , duly  endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed  by the Holder  hereof or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  of  authorized  denominations  evidencing  the  same  Class  and aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Company,  the Master  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered  as the owner hereof for all purposes,  and neither the Company, the Master  Servicer,  the  Trustee  nor any such agent  shall be  affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan [in the related  Loan  Group]  subject  thereto  or the  disposition  of all  property acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and  (ii) the  purchase  by the  Master  Servicer  from the Trust  Fund of all remaining  Mortgage  Loans  [in the  related  Loan  Group]  and  all  property
acquired  in  respect  of  such  Mortgage  Loans,   thereby   effecting  early
retirement of the Certificates.  The Agreement permits,  but does not require, the Master Servicer to  (i) purchase at a price  determined as provided in the
Agreement  all  remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or  (ii) purchase in whole, but not in part, all of the [related]  Certificates  from the Holders thereof;
provided,  that  any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the
Distribution   Date  upon  which  the  proceeds  of  any  such   purchase  are
distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans Group [in the related Loan Group].

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

      Dated:____________________          [TRUSTEE],

                                           as Trustee

                                           By:__________________________________

                                           Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  [A- ]  Certificates  referred  to in  the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By:_______________________________________
                                    Authorized Signatory

                                  ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest evidenced by the within Mortgage
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I  (We) further  direct  the  Certificate   Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

      Dated:_________________                  ________________________________
                                               Signature  by  or  on  behalf  of
                                               assignor

                                               ________________________________
                                               Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds to  _______________________for  the  account  of
__________________ account number ______________-,  or, if mailed by check, to
____________________________.   Applicable  statements  should  be  mailed  to
________________________.

      This  information  is provided by  _____________________,  the  assignee named above, or ________________, as its agent.

                                 EXHIBIT A-1

                         FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986.

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. ____                     Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement  Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                         Aggregate  Initial  Notional  Amount of
Residential Funding Company, LLC         the Class X Certificates: $__________

First Distribution Date:                 Initial   Notional   Amount   of   this
__________ 25, ____                      Certificate: $_____________

Assumed Final Distribution Date:         CUSIP ________
_____________

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                               SERIES ____-____

      Evidencing a percentage  interest in the  distributions  allocable to  the  Class  X  Certificates  with  respect  to  a  Trust  Fund
      consisting   primarily  of  a  pool  of   [conventional   one-  to
      four-family  residential,   adjustable-rate  first  lien  mortgage
      loans] formed and sold by RESIDENTIAL  FUNDING MORTGAGE SECURITIES
      I, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent an obligation  of or interest in  Residential  Funding
Mortgage  Securities I, Inc.,  the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their  affiliates.  None of the  Company,  the Master  Servicer,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with  respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that  _________________________  is the registered  owner of  the  Percentage  Interest  evidenced  by  this  Certificate  (obtained  by dividing the Initial  Notional  Amount of this  Certificate  by the  Aggregate
Notional  Amount  of all Class X  Certificates,  both as  specified  above) in certain  distributions with respect to the Trust Fund consisting  primarily of an  interest  in a pool  of  [conventional  one- to  four-family  residential, adjustable-rate first lien mortgage loans] (the "Mortgage Loans"),  formed and sold by Residential  Funding Mortgage  Securities I, Inc.  (hereinafter called the  "Company,"  which term includes any successor  entity under the Agreement referred  to below).  The Trust Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Company,  the Master  Servicer and  ________________________,  as trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an  amount  equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the amount  required to be distributed to Holders of Class X Certificates  on such
Distribution  Date.  The Class X Certificates  have no  Certificate  Principal
Balance.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed  by the Trustee for that  purpose.  The Initial  Notional  Amount of this Certificate is set forth above.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through
Certificates of the Series  specified hereon (herein  collectively  called the
"Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement  to the Company and the Master  Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Company,  the Master  Servicer  and the  Trustee and the rights of the
Certificateholders  under the Agreement at any time by the Company, the Master
Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates evidencing in the aggregate not less than 66% of the  Percentage  Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in  exchange  herefor  or in lieu  hereof  whether  or not notation of such  consent is made upon the  Certificate.  The  Agreement  also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the  offices or  agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing  the same Class and  aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Company,  the Master  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered  as the owner hereof for all purposes,  and neither the Company, the Master  Servicer,  the  Trustee  nor any such agent  shall be  affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase  by the
Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement permits,  but does not require, the Master  Servicer to (i) purchase at a price  determined as provided in the
Agreement all remaining  Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or (ii) purchase in whole,  but not in part,  all of the
Certificates  from the  Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans
as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

      Dated:____________________          [TRUSTEE],

                                           as Trustee

                                           By:__________________________________

                                           Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  [X- ]  Certificates  referred  to in  the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By:_______________________________________
                                    Authorized Signatory

                                  ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest evidenced by the within Mortgage
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I  (We) further  direct  the  Certificate   Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

      Dated:_________________                  ________________________________
                                               Signature  by  or  on  behalf  of
                                               assignor

                                               ________________________________
                                               Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds to  _______________________for  the  account  of
__________________ account number ______________-,  or, if mailed by check, to
____________________________.   Applicable  statements  should  be  mailed  to
________________________.

      This  information  is provided by  _____________________,  the  assignee named above, or ________________, as its agent.

                                  EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

      THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE [RELATED]
SENIOR  CERTIFICATES  [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS
DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR
ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT
IS  MADE  TO  CEDE  & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR  VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL  INASMUCH  AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      ANY TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED
BY VIRTUE OF ITS  PURCHASE  OR HOLDING OF SUCH  CERTIFICATE  (OR ANY  INTEREST
HEREIN) THAT  EITHER  (A) SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR
OTHER PLAN SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975
OF THE CODE (EACH, A "PLAN"),  OR ANY PERSON (INCLUDING,  WITHOUT  LIMITATION,
AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY  PLAN) WHO IS
USING  PLAN  ASSETS,  WITHIN  THE  MEANING  OF THE  U.S.  DEPARTMENT  OF LABOR
REGULATION  PROMULGATED  AT 29 C.F.R.ss.  2510.3-101,  AS  MODIFIED BY SECTION
3(42)  OF  ERISA,  OF ANY  PLAN  (EACH,  A  "PLAN  INVESTOR") TO  EFFECT  SUCH
ACQUISITION,  (B) IT HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE IN RELIANCE
ON U.S. DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  EXEMPTION  ("PTE") 94-29,
59 FED. REG. 14674 (MARCH 29,  1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,
67 FED.  REG. 54487  (AUGUST  22,  2002) (THE  "RFC  EXEMPTION"),  AND THAT IT
UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE AVAILABILITY OF THE RFC
EXEMPTION  INCLUDING  THAT  SUCH  CERTIFICATE  MUST BE  RATED,  AT THE TIME OF
PURCHASE,  NOT LOWER  THAN  "BBB-" (OR ITS  EQUIVALENT) BY  STANDARD & POOR'S,
FITCH OR MOODY'S OR (C)(I) THE  TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE
SOURCE OF FUNDS USED TO  PURCHASE  OR HOLD THE  CERTIFICATE  (OR ANY  INTEREST
HEREIN) IS  AN  "INSURANCE  COMPANY  GENERAL  ACCOUNT"  (AS  DEFINED  IN  U.S.
DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE") 95-60),
AND  (III) THE  CONDITIONS  SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE
BEEN  SATISFIED  (EACH ENTITY THAT  SATISFIES  THIS  CLAUSE (C),  A "COMPLYING
INSURANCE COMPANY").

      IF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) IS  ACQUIRED OR HELD IN
VIOLATION  OF THE  PROVISIONS  OF  THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST
PRECEDING  TRANSFEREE  THAT  EITHER  (A) IS  NOT A PLAN  OR A  PLAN  INVESTOR,
(B) ACQUIRED  SUCH  CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (C) IS
A COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE EXTENT PERMITTED BY
LAW, TO ALL RIGHTS AND  OBLIGATIONS AS CERTIFICATE  OWNER THEREOF  RETROACTIVE
TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER
NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE TO
SUCH PRECEDING TRANSFEREE.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE  (OR  ANY  INTEREST  HEREIN) WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN  SECTION 5.02(e) OF  THE POOLING AND SERVICING AGREEMENT SHALL
INDEMNIFY AND HOLD  HARMLESS THE COMPANY,  THE TRUSTEE,  THE MASTER  SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

Certificate No. [____]
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement Principal Balance of the Class M
and Cut-off Date:                       Certificates: $_______________
[______________]
First Distribution Date:                Initial Certificate Principal Balance
[______________]                        of this Certificate:
                                        $[______________]
Master Servicer:
Residential Funding Company, LLC
[Assumed] [Schedule] Final
Distribution Date:                      CUSIP
[______________]                        [______________]

                      MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES ________

            evidencing a percentage  interest in any distributions
            allocable  to  the  Class  M-___   Certificates   with
            respect to the Trust Fund  consisting  primarily  of a
            pool  of  conventional   one-  to  four-family   fixed
            interest rate first  mortgage loans formed and sold by
            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent an obligation  of or interest in  Residential  Funding
Mortgage  Securities I, Inc.,  the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their  affiliates.  None of the  Company,  the Master  Servicer,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with  respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that is the registered  owner of the Percentage  Interest evidenced by this Certificate  (obtained by dividing the Certificate Principal
Balance of this Certificate by the aggregate  Certificate Principal Balance of
all  Class  M-___   Certificates,   both  as   specified   above) in   certain
distributions  with respect to a Trust Fund consisting  primarily of a pool of conventional  one- to  four-family  fixed  interest rate first  mortgage loans
(the  "Mortgage  Loans"),  formed  and sold by  Residential  Funding  Mortgage
Securities I, Inc.  (hereinafter called the "Company," which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Series  Supplement,  dated as specified  above,  to the
Standard   Terms   of   Pooling   and   Servicing   Agreement   dated   as  of
________________  (together,  the "Pooling  and  Servicing  Agreement"  or the
"Agreement") among  the  Company,  the Master  Servicer  and  ___________,  as
trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the  meanings  assigned in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the [related]  Available  Distribution Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount (of interest and principal,  if  any) required to be distributed to
Holders of Class M-___ Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by
the   Trustee  in   immediately   available   funds  (by  wire   transfer   or
otherwise) for  the  account of the  Person  entitled  thereto if such  Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed  to the  address  of the  Person  entitled  thereto,  as such  name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial Certificate  Principal
Balance of this  Certificate  is set forth above.  The  Certificate  Principal
Balance  hereof will be reduced to the extent of the  distributions  allocable to principal and any Realized Losses allocable hereto.

      As described  above,  any transferee of this  Certificate will be deemed to have  represented by virtue of its purchase or holding of this  Certificate
(or any interest  herein) that  either (a) such  transferee is not a Plan or a
Plan  Investor,  (b) it  has  acquired  and is  holding  this  Certificate  in reliance on the RFC Exemption and that it  understands  that there are certain conditions  to the  availability  of the RFC  Exemption  including  that  this
Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by  Standard & Poor's,  Fitch or Moody's or (c) the transferee is a Complying  Insurance  Company.  In addition,  any  purported  Certificate
Owner  whose  acquisition  or holding  of this  Certificate  (or any  interest herein) was  effected in violation of the  restrictions in  Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company,  the Trustee, the
Master Servicer, any Subservicer,  and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred  by such  parties as a result of such acquisition or holding.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement  to the Company and the Master  Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Company,  the Master  Servicer  and the  Trustee and the rights of the
Certificateholders  under the Agreement at any time by the Company, the Master
Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates evidencing in the aggregate  not less than 66.6% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any such  consent  by the
Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not  notation  of such  consent is made upon the  Certificate.  The  Agreement also  permits  the  amendment  thereof in certain  circumstances  without  the consent of the Holders of any of the Certificates  and, in certain  additional circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the  offices or  agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing  the same Class and  aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Company,  the Master  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered  as the owner hereof for all purposes,  and neither the Company, the Master  Servicer,  the  Trustee  nor any such agent  shall be  affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan [in the related  Loan  Group]  subject  thereto  or the  disposition  of all  property acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and  (ii) the  purchase  by the  Master  Servicer  from the Trust  Fund of all remaining  Mortgage  Loans  [in the  related  Loan  Group]  and  all  property
acquired  in  respect  of  such  Mortgage  Loans,   thereby   effecting  early
retirement of the Certificates.  The Agreement permits,  but does not require, the Master Servicer to  (i) purchase at a price  determined as provided in the
Agreement  all  remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or  (ii) purchase in whole, but not in part, all of the [related]  Certificates  from the Holders thereof;
provided,  that  any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the
Distribution   Date  upon  which  the  proceeds  of  any  such   purchase  are
distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans Group [in the related Loan Group].

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

      Dated:____________________          [TRUSTEE],

                                           as Trustee

                                           By:__________________________________

                                           Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  [M- ]  Certificates  referred  to in  the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By:_______________________________________
                                    Authorized Signatory

                                  ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest evidenced by the within Mortgage
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I  (We) further  direct  the  Certificate   Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

      Dated:_________________                  ________________________________
                                               Signature  by  or  on  behalf  of
                                               assignor

                                               ________________________________
                                               Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds to  _______________________for  the  account  of
__________________ account number ______________-,  or, if mailed by check, to
____________________________.   Applicable  statements  should  be  mailed  to
________________________.

      This  information  is provided by  _____________________,  the  assignee named above, or ________________, as its agent.

                                  EXHIBIT C

                         FORM OF CLASS B CERTIFICATE

      THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE  RELATED
SENIOR  CERTIFICATES  AND THE  RELATED  CLASS M  CERTIFICATES  [AND CLASS B-1]
[CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST  HEREIN) MAY BE MADE TO
ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES THE TRUSTEE,  THE COMPANY AND THE
MASTER    SERVICER    WITH   EITHER    (A) A    CERTIFICATION    PURSUANT   TO
SECTION 5.02(e) OF  THE AGREEMENT OR (B) AN  OPINION OF COUNSEL  ACCEPTABLE TO
AND IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE COMPANY AND THE
MASTER  SERVICER  TO  THE  EFFECT  THAT  THE  PURCHASE  AND  HOLDING  OF  THIS
CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE  LAW,WILL NOT CONSTITUTE OR RESULT
IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION 406  OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE  "CODE") (OR  COMPARABLE
PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS) AND  WILL NOT SUBJECT THE TRUSTEE,
THE COMPANY OR THE MASTER  SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING
OBLIGATIONS  AND  LIABILITIES  UNDER  ERISA OR  SECTION 4975  OF THE  CODE) IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL
NOT BE AN EXPENSE OF THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

Certificate No. [____]
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement Principal Balance of the Class B-___
and Cut-off Date:                       Certificates as of the Cut-off Date:
[______________]                        $________
First Distribution Date:                Initial Certificate Principal Balance
[______________]                        of this Certificate:
                                        $[______________]
Master Servicer:
Residential Funding Company, LLC
Assumed Final Distribution Date:        CUSIP
[______________]                        [______________]
                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES _______

            evidencing a percentage  interest in the distributions
            allocable  to  the  Class  B-___   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool  of  conventional   one-  to  four-family   fixed
            interest rate first  mortgage loans formed and sold by
            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent an obligation  of or interest in  Residential  Funding
Mortgage  Securities I, Inc.,  the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their  affiliates.  None of the  Company,  the Master  Servicer,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with  respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that  _______________________  is the registered owner of the Percentage  Interest  evidenced by this Certificate  (obtained by dividing
the  Initial  Certificate   Principal  Balance  of  this  Certificate  by  the
aggregate   Initial   Certificate   Principal   Balance  of  all   Class B-___
Certificates,  both as specified above) in certain  distributions with respect to  the  Trust  Fund  consisting  primarily  of  an  interest  in  a  pool  of conventional  one- to  four-family  fixed  interest rate first  mortgage loans
(the  "Mortgage  Loans"),  formed  and sold by  Residential  Funding  Mortgage
Securities I, Inc.  (hereinafter called the "Company," which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Series  Supplement,  dated as specified  above,  to the
Standard   Terms   of   Pooling   and   Servicing   Agreement   dated   as  of
________________  (together,  the "Pooling  and  Servicing  Agreement"  or the
"Agreement") among  the  Company,  the Master  Servicer  and  ___________,  as
trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the  meanings  assigned in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this
Certificate  is  registered  at the close of  business  on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding such last  day) of  the month next  preceding  the month of such  distribution
(the "Record Date"),  from the [related]  Available  Distribution Amount in an amount  equal to the  product of the  Percentage  Interest  evidenced  by this
Certificate and the amount (of interest and principal,  if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by
the   Trustee  in   immediately   available   funds  (by  wire   transfer   or
otherwise) for  the  account of the  Person  entitled  thereto if such  Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed  to the  address  of the  Person  entitled  thereto,  as such  name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial Certificate  Principal
Balance of this  Certificate  is set forth above.  The  Certificate  Principal
Balance  hereof will be reduced to the extent of the  distributions  allocable to principal and any Realized Losses allocable hereto.

      No  transfer  of this  Class B  Certificate  will  be made  unless  such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance  with said Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee and the
Company that such transfer is exempt (describing the applicable  exemption and the  basis  therefor) from  or is  being  made  pursuant  to the  registration requirements of the Securities Act of 1933, as amended,  and of any applicable statute of any state and  (ii) the  transferee  shall  execute  an  investment letter in the form described by Section 5.02(e) of  the Agreement.  The Holder hereof  desiring  to effect such  transfer  shall,  and does hereby  agree to, indemnify the Trustee,  the Company,  the Master  Servicer and the Certificate
Registrar  acting on behalf of the  Trustee  against  any  liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such Federal and state laws.

      As described  above,  no transfer of this  Certificate  (or any interest herein) shall be made unless the transferee provides the Trustee,  the Company
and  the  Master  Servicer  with  either  (a) a   certification   pursuant  to
Section 5.02(e) of  the Agreement  stating that either  (i) the  transferee is not an employee  benefit or other plan subject to the  prohibited  transaction provisions  of ERISA or  Section 4975  of the Code  (each,  a "Plan"),  or any
Person  (including,   without  limitation,  an  investment  manager,  a  named
fiduciary  or a trustee  of any  Plan) who  is using plan  assets,  within the meaning of the U.S.  Department of Labor  regulation  promulgated at 29 C.F.R.
ss. 2510.3-101,  as modified  by Section  3(42) of ERISA,  of any Plan (each,  a
"Plan  Investor") to  effect such  acquisition  or (ii) the  transferee  is an insurance  company,  the  source  of  funds  used to  purchase  or  hold  such
Certificate  (or  any  interest  therein) is  an  "insurance  company  general account" (as defined in U.S. Department of Labor Prohibited  Transaction Class
Exemption  ("PTCE") 95-60)  and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied,  or (b) an opinion of counsel acceptable to and in form and  substance  satisfactory  to the Trustee,  the Company and the
Master  Servicer  to  the  effect  that  the  purchase  and  holding  of  this
Certificate  is  permissible  under  applicable  law,  will not  constitute or result in a non-exempt  prohibited  transaction  under Section 406 of ERISA or
Section 4975  of  the  Code  (or  comparable   provisions  of  any  subsequent
enactments),  and will not  subject  the  Trustee,  the  Company or the Master
Servicer to any obligation or liability (including  obligations or liabilities under ERISA or  Section 4975 of the Code) in  addition to those  undertaken in the  Agreement,  which  opinion  of  counsel  shall not be an  expense  of the
Trustee, the Company or the Master Servicer.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement  to the Company and the Master  Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Company,  the Master  Servicer  and the  Trustee and the rights of the
Certificateholders  under the Agreement at any time by the Company, the Master
Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates evidencing in the aggregate  not less than 66.6% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any such  consent  by the
Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not  notation  of such  consent is made upon the  Certificate.  The  Agreement also  permits  the  amendment  thereof in certain  circumstances  without  the consent of the Holders of any of the Certificates  and, in certain  additional circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the  offices or  agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing  the same Class and  aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Company,  the Master  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered  as the owner hereof for all purposes,  and neither the Company, the Master  Servicer,  the  Trustee  nor any such agent  shall be  affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan [in the related  Loan  Group]  subject  thereto  or the  disposition  of all  property acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and  (ii) the  purchase  by the  Master  Servicer  from the Trust  Fund of all remaining  Mortgage  Loans  [in the  related  Loan  Group]  and  all  property
acquired  in  respect  of  such  Mortgage  Loans,   thereby   effecting  early
retirement of the Certificates.  The Agreement permits,  but does not require, the Master Servicer to  (i) purchase at a price  determined as provided in the
Agreement  all  remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or  (ii) purchase in whole, but not in part, all of the [related]  Certificates  from the Holders thereof;
provided,  that  any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the
Distribution   Date  upon  which  the  proceeds  of  any  such   purchase  are
distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans Group [in the related Loan Group].

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

      Dated:____________________          [TRUSTEE],

                                           as Trustee

                                           By:__________________________________

                                           Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  [B- ]  Certificates  referred  to in  the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By:_______________________________________
                                    Authorized Signatory

                                  ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest evidenced by the within Mortgage
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I  (We) further  direct  the  Certificate   Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

      Dated:_________________                  ________________________________
                                               Signature  by  or  on  behalf  of
                                               assignor

                                               ________________________________
                                               Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds to  _______________________for  the  account  of
__________________ account number ______________-,  or, if mailed by check, to
____________________________.   Applicable  statements  should  be  mailed  to
________________________.

      This  information  is provided by  _____________________,  the  assignee named above, or ________________, as its agent.

                                 EXHIBIT C-I

                         FORM OF CLASS P CERTIFICATE

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO
ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES THE TRUSTEE,  THE COMPANY AND THE
MASTER  SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO SECTION 5.02(e)
OF THE  AGREEMENT OR (B) AN OPINION OF COUNSEL  ACCEPTABLE  TO AND IN FORM AND
SUBSTANCE  SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER TO
THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE
UNDER   APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN  A  NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE (OR
COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE
TRUSTEE,  THE COMPANY OR THE MASTER  SERVICER TO ANY  OBLIGATION  OR LIABILITY
(INCLUDING  OBLIGATIONS  AND  LIABILITIES  UNDER ERISA OR SECTION  4975 OF THE
CODE) IN ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF
COUNSEL  SHALL NOT BE AN EXPENSE  OF THE  TRUSTEE,  THE  COMPANY OR THE MASTER
SERVICER.

Certificate No. [____]
Class P Prepayment Charge [  ]
Date of Pooling and Servicing Agreement Aggregate Certificate Principal
and Cut-off Date:                       Balance of the Class P Certificates
[______________]                        as of the Cut-off Date: $0.00
First Distribution Date:                Initial Certificate Principal Balance
[______________]                        of this Certificate:
                                        $[______________]
Master Servicer:                        Percentage Interest of this
Residential Funding Company, LLC        Certificate: 100%
Assumed Final Distribution Date:        CUSIP
[______________]                        [______________]
                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES _______

            evidencing a percentage  interest in the distributions
            allocable to the Class P Certificates  with respect to
            a  Trust  Fund  consisting  primarily  of  a  pool  of
            conventional  one- to four-family  fixed interest rate
            first  mortgage  loans formed and sold by  RESIDENTIAL
            FUNDING MORTGAGE SECURITIES I, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent an obligation  of or interest in  Residential  Funding
Mortgage  Securities I, Inc.,  the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their  affiliates.  None of the  Company,  the Master  Servicer,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with  respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that  _______________________  is the registered owner of the Percentage  Interest  evidenced by this Certificate  (obtained by dividing
the  Initial  Certificate   Principal  Balance  of  this  Certificate  by  the
aggregate Initial Certificate  Principal Balance of all Class P  Certificates,
both as specified  above) in certain  distributions  with respect to the Trust
Fund  consisting  primarily of an interest in a pool of  conventional  one- to four-family  fixed interest rate first mortgage loans (the "Mortgage  Loans"),
formed  and  sold  by  Residential   Funding   Mortgage   Securities  I,  Inc.
(hereinafter  called the "Company,"  which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Series  Supplement,  dated as specified  above,  to the Standard Terms of
Pooling and Servicing  Agreement dated as of ________________  (together,  the
"Pooling and Servicing Agreement" or the  "Agreement") among  the Company, the
Master  Servicer and  ___________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent  not  defined  herein,  the  capitalized  terms  used  herein  have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this
Certificate  is  registered  at the close of  business  on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding such last  day) of  the month next  preceding  the month of such  distribution
(the "Record Date"),  from the [related]  Available  Distribution Amount in an amount  equal to the  product of the  Percentage  Interest  evidenced  by this
Certificate and the amount (of interest and principal,  if any) required to be distributed to Holders of Class P Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by
the   Trustee  in   immediately   available   funds  (by  wire   transfer   or
otherwise) for  the  account of the  Person  entitled  thereto if such  Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed  to the  address  of the  Person  entitled  thereto,  as such  name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.

      No  transfer  of this  Class P  Certificate  will  be made  unless  such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance  with said Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee and the
Company that such transfer is exempt (describing the applicable  exemption and the  basis  therefor) from  or is  being  made  pursuant  to the  registration requirements of the Securities Act of 1933, as amended,  and of any applicable statute of any state and  (ii) the  transferee  shall  execute  an  investment letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee, the Company,  the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with  such  Federal  and state laws.

      As described  above,  no transfer of this  Certificate  (or any interest herein) shall be made unless the transferee provides the Trustee,  the Company and the Master  Servicer with either (a) a  certification  pursuant to Section
5.02(e)  of the  Agreement  stating  that the  transferee  is not an  employee benefit or other plan  subject to the  prohibited  transaction  provisions  of
ERISA or Section 4975 of the Code (each, a "Plan"),  or any Person (including, without  limitation,  an insurance company  investing its general account,  an investment  manager,  a named fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S.  Department  of Labor  regulation promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan  Investor") to effect such  acquisition,  or (b) an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the  Company  and the Master  Servicer  to the effect  that the purchase and holding of this Certificate is permissible  under applicable law, will not  constitute or result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under  ERISA or Section  4975 of the Code) in  addition  to those undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement  to the Company and the Master  Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Company,  the Master  Servicer  and the  Trustee and the rights of the
Certificateholders  under the Agreement at any time by the Company, the Master
Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates evidencing in the aggregate  not less than 66.6% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any such  consent  by the
Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not  notation  of such  consent is made upon the  Certificate.  The  Agreement also  permits  the  amendment  thereof in certain  circumstances  without  the consent of the Holders of any of the Certificates  and, in certain  additional circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the  offices or  agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing  the same Class and  aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Company,  the Master  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered  as the owner hereof for all purposes,  and neither the Company, the Master  Servicer,  the  Trustee  nor any such agent  shall be  affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan [in the related  Loan  Group]  subject  thereto  or the  disposition  of all  property acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and  (ii) the  purchase  by the  Master  Servicer  from the Trust  Fund of all remaining  Mortgage  Loans  [in the  related  Loan  Group]  and  all  property
acquired  in  respect  of  such  Mortgage  Loans,   thereby   effecting  early
retirement of the Certificates.  The Agreement permits,  but does not require, the Master Servicer to  (i) purchase at a price  determined as provided in the
Agreement  all  remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or  (ii) purchase in whole, but not in part, all of the [related]  Certificates  from the Holders thereof;
provided,  that  any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the
Distribution   Date  upon  which  the  proceeds  of  any  such   purchase  are
distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans Group [in the related Loan Group].

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

      Dated:____________________          [TRUSTEE],

                                           as Trustee

                                           By:__________________________________

                                           Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  [P- ]  Certificates  referred  to in  the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By:_______________________________________
                                    Authorized Signatory

                                  ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest evidenced by the within Mortgage
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I  (We) further  direct  the  Certificate   Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

      Dated:_________________                  ________________________________
                                               Signature  by  or  on  behalf  of
                                               assignor

                                               ________________________________
                                               Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds to  _______________________for  the  account  of
__________________ account number ______________-,  or, if mailed by check, to
____________________________.   Applicable  statements  should  be  mailed  to
________________________.

      This  information  is provided by  _____________________,  the  assignee named above, or ________________, as its agent.

                       FORM OF CLASS SB-[ ] CERTIFICATE

      THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE SENIOR
CERTIFICATES,  THE CLASS M-1,  CLASS M-2,  CLASS M-3,  [CLASS M-4,  CLASS M-5,
CLASS M-6,  CLASS M-7, CLASS M-8,  CLASS M-9 AND CLASS M-10]  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT." AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.  COUPLED WITH  INTERESTS IN THE SWAP  AGREEMENT  AND THE
SB-AM SWAP AGREEMENT.

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION 5.02  OF  THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO
ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES THE TRUSTEE,  THE COMPANY AND THE
MASTER  SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO SECTION 5.02(e)
OF THE  AGREEMENT OR (B) AN OPINION OF COUNSEL  ACCEPTABLE  TO AND IN FORM AND
SUBSTANCE  SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER TO
THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE
UNDER   APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN  A  NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE (OR
COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE
TRUSTEE,  THE COMPANY OR THE MASTER  SERVICER TO ANY  OBLIGATION  OR LIABILITY
(INCLUDING  OBLIGATIONS  AND  LIABILITIES  UNDER ERISA OR SECTION  4975 OF THE
CODE) IN ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF
COUNSEL  SHALL NOT BE AN EXPENSE  OF THE  TRUSTEE,  THE  COMPANY OR THE MASTER
SERVICER.

Class SB-[ ] Subordinate                Certificate No. ___
Date of Pooling and Servicing Agreement Percentage Interest: ________%
and Cut-off Date:
[_______ 1, _______]
First Distribution Date:                Aggregate Initial Notional Principal
[_______ 25, _______]                   Balance of the Class SB-[  ]
                                        Certificates: $_________
Master Servicer:                        Initial Notional Balance of this
Residential Funding Company, LLC        Class SB-2 Certificate: $________
Maturity Date:                          CUSIP
[______ 25, ________]                   [______________]
                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES _______

            evidencing a percentage  interest in the distributions
            allocable  to  the  Class  SB-[  ]  Certificates  with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool  of  [one-  to  four-family  residential,  hybrid
            adjustable-rate  first  lien  mortgage  loans  with  a
            negative  amortization  feature]  formed  and  sold by
            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent an obligation  of or interest in  Residential  Funding
Mortgage  Securities I, Inc.,  the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their  affiliates.  None of the  Company,  the Master  Servicer,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with  respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This  certifies  that  [ ] is the  registered  owner  of the  Percentage
Interest  evidenced by this Certificate in certain  distributions with respect to  the  Trust  Fund  consisting  primarily  of  an  interest  in  a  pool  of
[conventional  one- to  four-family  fix  interest  rate first  lien  mortgage
loans]  (the  "Mortgage   Loans"),   sold  by  Residential   Funding  Mortgage
Securities I, Inc.  (hereinafter called the "Company," which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant  to a Pooling and  Servicing  Agreement  dated as  specified
above  (the   "Agreement")   among  the  Company,   the  Master  Servicer  and
_____________,  as  trustee  (the  "Trustee"),  a summary  of  certain  of the pertinent  provisions  of which is set  forth  hereafter.  To the  extent  not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof,  assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month immediately  preceding  the month of such  distribution  (the "Record  Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount of interest  and  principal,  if any,  required to be  distributed  to Holders of
Class SB-[ ] Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Notional  Amount of this Class
SB-[ ]  Certificate  as of any date of  determination  will be  calculated  as described  in the  Agreement.  This  Class  SB-[  ]  Certificate  will  accrue interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued Certificate  Interest in the Agreement.  This Class SB-[
] Certificate will not accrue interest on its Certificate Principal Balance.

      No  transfer of this Class SB-[ ]  Certificate  will be made unless such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the  Trustee  or the  Company  may  require  an  opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee and the
Company that such transfer is exempt (describing the applicable  exemption and the  basis  therefor)  from or is  being  made  pursuant  to the  registration requirements of the Securities Act of 1933, as amended,  and of any applicable statute  of any state and (ii) the  transferee  shall  execute  an  investment letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee, the Company,  the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with  such  Federal  and state laws.

      As described  above,  no transfer of this  Certificate  (or any interest herein) shall be made unless the transferee provides the Trustee,  the Company and the Master  Servicer with either (a) a  certification  pursuant to Section
5.02(e)  of the  Agreement  stating  that the  transferee  is not an  employee benefit or other plan  subject to the  prohibited  transaction  provisions  of
ERISA or Section 4975 of the Code (each, a "Plan"),  or any Person (including, without  limitation,  an insurance company  investing its general account,  an investment  manager,  a named fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S.  Department  of Labor  regulation promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan  Investor") to effect such  acquisition,  or (b) an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the  Company  and the Master  Servicer  to the effect  that the purchase and holding of this Certificate is permissible  under applicable law, will not  constitute or result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under  ERISA or Section  4975 of the Code) in  addition  to those undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement  to the Company and the Master  Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Company,  the Master  Servicer  and the  Trustee and the rights of the
Certificateholders  under the Agreement from time to time by the Company,  the
Master   Servicer  and  the  Trustee  with  the  consent  of  the  Holders  of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of Certificates  affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the  offices or  agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing  the same Class and  aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Company,   the  Master  Servicer,   the  Trustee,  the  Certificate
Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered  as the owner hereof for all purposes,  and neither the Company, the Master  Servicer,  the  Trustee  nor any such agent  shall be  affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement permits,  but does not require, the Master Servicer (i) to purchase,  at a price determined as provided in the
Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage  Loan or (ii) to  purchase in whole,  but not in part,  all of the Certificates from the Holders thereof,  provided, that any such option may only be exercised if the Stated Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the  Distribution  Date upon which the  proceeds of any such  purchase  are distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                           [Signature Page Follows]

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

      Dated:____________________          [TRUSTEE],

                                           as Trustee

                                           By:__________________________________

                                           Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  [SB- ]  Certificates  referred  to in  the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By:_______________________________________
                                    Authorized Signatory

                                  ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest evidenced by the within Mortgage
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I  (We) further  direct  the  Certificate   Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

      Dated:_________________                  ________________________________
                                               Signature  by  or  on  behalf  of
                                               assignor

                                               ________________________________
                                               Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds to  _______________________for  the  account  of
__________________ account number ______________-,  or, if mailed by check, to
____________________________.   Applicable  statements  should  be  mailed  to
________________________.

      This  information  is provided by  _____________________,  the  assignee named above, or ________________, as its agent.

                                  EXHIBIT D

                         FORM OF CLASS R CERTIFICATE

      THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT" AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST  HEREIN) MAY BE MADE TO
ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES THE TRUSTEE,  THE COMPANY AND THE
MASTER    SERVICER    WITH   EITHER    (A) A    CERTIFICATION    PURSUANT   TO
SECTION 5.02(e) OF  THE AGREEMENT OR (B) AN  OPINION OF COUNSEL  ACCEPTABLE TO
AND IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE COMPANY AND THE
MASTER  SERVICER  TO  THE  EFFECT  THAT  THE  PURCHASE  AND  HOLDING  OF  THIS
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE OR
RESULT  IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION 406  OF  THE
EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975  OF  THE  CODE  (OR  COMPARABLE   PROVISIONS  OF  ANY  SUBSEQUENT
ENACTMENTS) AND  WILL NOT  SUBJECT  THE  TRUSTEE,  THE  COMPANY  OR THE MASTER
SERVICER  TO  ANY   OBLIGATION  OR  LIABILITY   (INCLUDING   OBLIGATIONS   AND
LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE  CODE) IN  ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE
OF THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

      ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE  MAY BE
MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE
MASTER  SERVICER  AND THE  TRUSTEE  THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF
THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING
(OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS  A  CORPORATION  IF  ALL  OF  ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL  UNIT),  (B) A FOREIGN
GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES  DESCRIBED IN SECTION 521  OF THE  CODE) WHICH IS EXEMPT FROM THE
TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO
THE TAX  IMPOSED BY  SECTION 511  OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION 511  OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF  THE
CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER  SECTION 775(A) OF THE CODE (ANY
SUCH  PERSON  DESCRIBED  IN  THE  FOREGOING  CLAUSES  (A),  (B),  (C),  (D) OR
(E) BEING  HEREIN  REFERRED TO AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN
AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO
IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE
PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN THE  CERTIFICATE
REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH
REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND
SUCH  PERSON  SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE
HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE  RECEIPT OF  DISTRIBUTIONS  ON
THIS  CERTIFICATE.  EACH  HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE  SHALL BE  DEEMED  TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Certificate No. [____]
Class [R-___] Senior
Date of Pooling and Servicing Agreement Aggregate Initial Certificate
and Cut-off Date:                       Principal Balance of the Class R-___
[______________]                        Certificates: $100.00
First Distribution Date:                Initial Certificate Principal Balance
[______________]                        of this Certificate:
                                        $[______________]
Master Servicer:                        Percentage Interest: _____%
Residential Funding Company, LLC
Assumed Final Distribution Date:        CUSIP
[______________]                        [______________]
                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES _______

            evidencing a percentage  interest in the distributions
            allocable  to  the  Class  R[-__]   Certificates  with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool  of  conventional   one-  to  four-family   fixed
            interest rate first  mortgage loans formed and sold by
            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent an obligation  of or interest in  Residential  Funding
Mortgage  Securities I, Inc.,  the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Funding Mortgage
Securities I, Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group,
LLC or any of their  affiliates.  None of the  Company,  the Master  Servicer,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with  respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that is the registered  owner of the Percentage  Interest evidenced by this  Certificate  (obtained by dividing the Initial  Certificate
Principal  Balance of this  Certificate by the aggregate  Initial  Certificate
Principal  Balance  of  all  Class  R[-__]  Certificates,  both  as  specified above) in  certain  distributions  with  respect to the Trust Fund  consisting primarily of an interest in a pool of conventional  one- to four-family  fixed interest rate first mortgage loans (the "Mortgage Loans"),  formed and sold by
Residential  Funding  Mortgage  Securities  I, Inc.  (hereinafter  called  the
"Company,"  which term  includes  any  successor  entity  under the  Agreement referred  to  below).  The  Trust  Fund  was  created  pursuant  to  a  Series
Supplement,  dated as specified  above,  to the Standard  Terms of Pooling and
Servicing Agreement dated as of ________________  (together,  the "Pooling and
Servicing  Agreement"  or  the  "Agreement") among  the  Company,  the  Master
Servicer and ___________,  as trustee (the "Trustee"), a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the [related]  Available  Distribution Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount (of interest and principal,  if  any) required to be distributed to
Holders of Class R Certificates on such Distribution Date.

      Each  Holder of this  Certificate  will be  deemed to have  agreed to be bound by the  restrictions  set  forth in the  Agreement  to the  effect  that
(i) each   person  holding  or  acquiring  any  Ownership   Interest  in  this
Certificate  must  be a  United  States  Person  and a  Permitted  Transferee,
(ii) the  transfer  of any  Ownership  Interest  in this  Certificate  will be conditioned  upon the  delivery  to the Trustee of,  among  other  things,  an affidavit  to the  effect  that it is a United  States  Person  and  Permitted
Transferee,  (iii) any  attempted  or  purported  transfer  of  any  Ownership
Interest  in  this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee, and  (iv) if  any person  other than a United  States  Person and a  Permitted
Transferee  acquires any Ownership  Interest in this  Certificate in violation of such  restrictions,  then the  Company  will  have the  right,  in its sole discretion and without notice to the Holder of this Certificate,  to sell this
Certificate  to a purchaser  selected by the Company,  which  purchaser may be the Company,  or any affiliate of the Company, on such terms and conditions as the Company may choose.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial Certificate  Principal
Balance of this  Certificate  is set forth above.  The  Certificate  Principal
Balance  hereof will be reduced to the extent of  distributions  allocable  to principal  and any  Realized  Losses  allocable  hereto.  Notwithstanding  the
reduction  of  the  Certificate   Principal   Balance  hereof  to  zero,  this
Certificate will remain  outstanding under the Agreement and the Holder hereof may have additional  obligations with respect to this  Certificate,  including tax  liabilities,  and may be  entitled  to certain  additional  distributions hereon, in accordance with the terms and provisions of the Agreement.

      As described  above,  no transfer of this  Certificate  (or any interest herein) shall be made unless the transferee provides the Trustee,  the Company
and  the  Master  Servicer  with  either  (a) a   certification   pursuant  to
Section 5.02(e) of  the  Agreement  stating  that  the  transferee  is  not an
employee  benefit  or  other  plan  subject  to  the  prohibited   transaction
provisions  of ERISA or  Section 4975  of the Code  (each,  a "Plan"),  or any
Person  (including,  without  limitation,  an insurance  company investing its general account,  an investment manager, a named fiduciary or a trustee of any
Plan) who is using plan assets,  within the meaning of the U.S.  Department of
Labor  regulation  promulgated  at 29 C.F.R.ss.  2510.3-101,  as  modified  by
Section 3(42) of ERISA, of any Plan (each, a "Plan  Investor") to  effect such acquisition,  or  (b) an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory to the Trustee, the Company and the Master Servicer to
the effect that the purchase and holding of this  Certificate  is  permissible
under   applicable  law,  will  not  constitute  or  result  in  a  non-exempt prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code
(or comparable provisions of any subsequent enactments),  and will not subject the  Trustee,  the  Company  or  the  Master  Servicer  to any  obligation  or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in  addition to those undertaken in the Agreement,  which opinion of counsel  shall not be an expense of the Trustee,  the Company or the Master
Servicer.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement  to the Company and the Master  Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Company,  the Master  Servicer  and the  Trustee and the rights of the
Certificateholders  under the Agreement at any time by the Company, the Master
Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates evidencing in the aggregate  not less than 66.6% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any such  consent  by the
Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not  notation  of such  consent is made upon the  Certificate.  The  Agreement also  permits  the  amendment  thereof in certain  circumstances  without  the consent of the Holders of any of the Certificates  and, in certain  additional circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the  offices or  agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing  the same Class and  aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Company,  the Master  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered  as the owner hereof for all purposes,  and neither the Company, the Master  Servicer,  the  Trustee  nor any such agent  shall be  affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan [in the related  Loan  Group]  subject  thereto  or the  disposition  of all  property acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and  (ii) the  purchase  by the  Master  Servicer  from the Trust  Fund of all remaining  Mortgage  Loans  [in the  related  Loan  Group]  and  all  property
acquired  in  respect  of  such  Mortgage  Loans,   thereby   effecting  early
retirement of the Certificates.  The Agreement permits,  but does not require, the Master Servicer to  (i) purchase at a price  determined as provided in the
Agreement  all  remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or  (ii) purchase in whole, but not in part, all of the [related]  Certificates  from the Holders thereof;
provided,  that  any such  option  may only be  exercised  if the Pool  Stated
Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the
Distribution   Date  upon  which  the  proceeds  of  any  such   purchase  are
distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans Group [in the related Loan Group].

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.
      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

      Dated:____________________          [TRUSTEE],

                                           as Trustee

                                           By:__________________________________

                                           Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class  [R- ]  Certificates  referred  to in  the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By:_______________________________________
                                    Authorized Signatory

                                  ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest evidenced by the within Mortgage
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I  (We) further  direct  the  Certificate   Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

      Dated:_________________                  ________________________________
                                               Signature  by  or  on  behalf  of
                                               assignor

                                               ________________________________
                                               Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds to  _______________________for  the  account  of
__________________ account number ______________-,  or, if mailed by check, to
____________________________.   Applicable  statements  should  be  mailed  to
________________________.

      This  information  is provided by  _____________________,  the  assignee named above, or ________________, as its agent.

                                  EXHIBIT E

                       FORM OF SELLER/SERVICER CONTRACT

      This  Seller/Servicer  Contract  (as  may be  amended,  supplemented  or otherwise  modified from time to time,  this  "Contract") is  made this day of
_____________,  20__, by and between  Residential  Funding  Company,  LLC, its successors and assigns  ("Residential  Funding") and  (the  "Seller/Servicer,"
and, together with Residential Funding, the "parties" and each,  individually, a "party").

      WHEREAS,  the  Seller/Servicer  desires to sell Loans to, and/or service
Loans for,  Residential  Funding,  and Residential Funding desires to purchase
Loans  from  the  Seller/Servicer  and/or  have  the  Seller/Servicer  service various  of its  Loans,  pursuant  to the  terms  of  this  Contract  and  the
Residential   Funding  Seller  and  Servicer  Guides  incorporated  herein  by reference,  as amended,  supplemented or otherwise modified, from time to time
(together, the "Guides").

      NOW,  THEREFORE,  in  consideration  of the  premises,  and  the  terms, conditions and agreements set forth below, the parties agree as follows:

INCORPORATION OF GUIDES BY REFERENCE.

      The  Seller/Servicer  acknowledges  that it has  received  and  read the
Guides.  All provisions of the Guides are  incorporated  by reference into and made a part  of  this  Contract,  and  shall  be  binding  upon  the  parties;
provided,  however,  that the Seller/Servicer  shall be entitled to sell Loans to and/or service Loans for Residential  Funding only if and for so long as it shall  have  been  authorized  to do so by  Residential  Funding  in  writing.
Specific  reference in this  Contract to  particular  provisions of the Guides and not to other  provisions does not mean that those provisions of the Guides not  specifically  cited in this Contract are not  applicable.  All terms used herein shall have the same  meanings as such terms have in the Guides,  unless the context clearly requires otherwise.

AMENDMENTS.

      This  Contract may not be amended or modified  orally,  and no provision of this  Contract  may be waived or amended  except in  writing  signed by the party against whom  enforcement is sought.  Such a written waiver or amendment must expressly  reference this Contract.  However,  by their terms, the Guides may be amended or supplemented  by Residential  Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

REPRESENTATIONS AND WARRANTIES.

A.    Reciprocal Representations and Warranties.

      The   Seller/Servicer   and  Residential  Funding  each  represents  and
warrants to the other that as of the date of this Contract:

(1)   Each party is duly  organized,  validly  existing,  and in good standing under  the  laws  of  its  jurisdiction  of  organization,  is  qualified,  if necessary,  to do business and in good standing in each  jurisdiction in which it is required to be so qualified,  and has the requisite  power and authority to enter into this Contract and all other  agreements  which are  contemplated by this  Contract  and to carry out its  obligations  hereunder  and under the
Guides and under such other agreements.

(2)   This Contract has been duly  authorized,  executed and delivered by each party and  constitutes  a valid and legally  binding  agreement  of each party enforceable in accordance with its terms.

(3)   There is no action,  proceeding or investigation  pending or threatened, and no  basis  therefor  is known to  either  party,  that  could  affect  the validity or prospective validity of this Contract.

(4)   Insofar as its capacity to carry out any obligation  under this Contract is  concerned,  neither  party is in  violation  of any  charter,  articles of
incorporation,   bylaws,   mortgage,   indenture,   indebtedness,   agreement,
instrument,  judgment,  decree, order, statute, rule or regulation and none of
the  foregoing   adversely   affects  its  capacity  to  fulfill  any  of  its
obligations  under this Contract.  Its execution of, and performance  pursuant to, this Contract will not result in a violation of any of the foregoing.

B.    Seller/Servicer's Representations, Warranties and Covenants.

      In addition to the  representations,  warranties  and covenants  made by the  Seller/Servicer  pursuant to  subparagraph  (a) of this  paragraph 3, the
Seller/Servicer makes the representations,  warranties and covenants set forth in the Guides and, upon request,  agrees to deliver to Residential Funding the certified  Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

REMEDIES OF RESIDENTIAL FUNDING.

      If an Event of Seller  Default  or an Event of  Servicer  Default  shall occur,  Residential Funding may, at its option,  exercise one or more of those remedies set forth in the Guides.

SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

      At no time shall the  Seller/Servicer  represent that it is acting as an agent of Residential  Funding.  The  Seller/Servicer  shall, at all times, act as an independent contractor.

PRIOR AGREEMENTS SUPERSEDED.

      This Contract  restates,  amends and supersedes any and all prior Seller
Contracts  or  Servicer   Contracts   between  the  parties  except  that  any
subservicing  agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

ASSIGNMENT.

      This Contract may not be assigned or  transferred,  in whole or in part, by the  Seller/Servicer  without  the prior  written  consent  of  Residential
Funding.  Residential Funding may sell, assign,  convey,  hypothecate,  pledge or in any other way transfer,  in whole or in part, without  restriction,  its rights under this  Contract and the Guides with respect to any  Commitment  or
Loan.

NOTICES.

      All notices,  requests,  demands or other  communications that are to be given under this Contract  shall be in writing,  addressed to the  appropriate parties and sent by telefacsimile or by overnight  courier or by United States mail,  postage prepaid,  to the addresses and telefacsimile  numbers specified below.  However,  another name,  address  and/or  telefacsimile  number may be substituted  by the  Seller/Servicer  pursuant  to the  requirements  of  this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding,  notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      Attention:
      Telefacsimile Number: (_____) _____-_________

JURISDICTION AND VENUE.

      Each of the  parties  irrevocably  submits  to the  jurisdiction  of any state or  federal  court  located  in  Hennepin  County,  Minnesota,  over any action,  suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing  relationship existing in connection  with this  Contract,  and each of the parties  irrevocably  agrees that all claims in respect of any such  action or  proceeding  may be heard or determined  in such state or federal  court.  Each of the parties  irrevocably waives the defense of an  inconvenient  forum to the  maintenance  of any such action  or  proceeding  and any  other  substantive  or  procedural  rights or remedies  it may have with  respect to the  maintenance  of any such action or proceeding  in any  such  forum.  Each  of the  parties  agrees  that a  final judgment  in any such  action or  proceeding  shall be  conclusive  and may be enforced  in any other  jurisdiction  by suit on the  judgment or in any other manner  provided by law. Each of the parties  further  agrees not to institute any legal  actions or  proceedings  against the other  party or any  director, officer,  employee,  attorney,  agent or property of the other party,  arising out of or  relating to this  Contract  in any court other than as  hereinabove specified in this paragraph 9.

MISCELLANEOUS.

      This  Contract,   including  all  documents  incorporated  by  reference
herein,  constitutes the entire  understanding  between the parties hereto and supersedes  all  other  agreements,  covenants,  representations,  warranties, understandings  and  communications  between the parties,  whether  written or oral,  with respect to the  transactions  contemplated  by this Contract.  All paragraph  headings contained herein are for convenience only and shall not be construed as part of this  Contract.  Any  provision of this  Contract that is
prohibited  or   unenforceable   in  any   jurisdiction   shall,  as  to  such
jurisdiction,   be   ineffective   to  the  extent  of  such   prohibition  or
unenforceability   without  invalidating  the  remaining  portions  hereof  or affecting  the  validity  or  enforceability  of such  provision  in any other jurisdiction,  and, to this end, the  provisions  hereof are  severable.  This
Contract shall be governed by, and construed and enforced in accordance  with, applicable federal laws and the laws of the State of Minnesota.

      IN WITNESS WHEREOF,  the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer  Contract as of the date first above written.

ATTEST:                              SELLER/SERVICER
[Corporate Seal]                     (Name of Seller/Servicer)
By:                                  By:
         (Signature)                                (Signature)
By:                                  By:
         (Typed Name)                              (Typed Name)
Title:                               Title:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ATTEST:                              RESIDENTIAL FUNDING COMPANY, LLC
[Corporate Seal]
By:                                  By:
         (Signature)                                (Signature)
By:                                  By:

Title:                               Title:

                                  EXHIBIT F

                         FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,

Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request:  (circle one)

      Mortgage Loan Prepaid in Full       Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC

Authorized Signature
******************************************************************************

TO   CUSTODIAN/TRUSTEE:   Please  acknowledge  this  request,  and  check  off
documents  being  enclosed  with a copy of this form.  You should  retain this form for your files in accordance  with the terms of the Pooling and Servicing
Agreement.

Enclosed Documents:     [ ] Promissory Note
                        [ ] Primary Insurance Policy
                        [ ] Mortgage or Deed of Trust
                        [ ] Assignment(s) of Mortgage or Deed of Trust
                        [ ] Title Insurance Policy
                        [ ] Other:

Name:__________________________
Title:
Date:

                                 EXHIBIT G-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) ss.:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

1.    That he is [Title of Officer] of [Name of Owner]  (record or  beneficial owner  of the  Mortgage  Pass-Through  Certificates,  Series  _______,  Class
 R[-__] (the "Owner")),  a [savings institution]  [corporation] duly organized and  existing  under  the laws of [the  State of ] [the  United  States],  on behalf of which he makes this affidavit and agreement.

2.    That the Owner (i) is not and will not be a "disqualified  organization"
 or an electing large  partnership as of [date of transfer] within the meaning of Sections  860E(e)(5) and 775,  respectively,  of the Internal Revenue Code of 1986,  as amended (the  "Code") or  an electing  large  partnership  under
 Section 775(a) of  the  Code,  (ii) will  endeavor  to  remain  other  than a disqualified  organization  for so long as it retains its ownership  interest in the Class R[-__]  Certificates,  and (iii) is  acquiring  the Class R[-__]
 Certificates  for its own  account or for the  account of another  Owner from which it has received an affidavit  and agreement in  substantially  the same form as this  affidavit and  agreement.  (For this purpose,  a  "disqualified organization"  means an electing large  partnership  under Section 775 of the
 Code,  the United States,  any state or political  subdivision  thereof,  any
 agency  or   instrumentality   of  any  of  the  foregoing   (other  than  an
 instrumentality  all of the  activities  of  which  are  subject  to tax and, except for the Federal Home Loan  Mortgage  Corporation,  a majority of whose board of directors is not selected by any such  governmental  entity) or  any
 foreign   government,   international   organization   or   any   agency   or
 instrumentality  of  such  foreign  government  or  organization,  any  rural electric or telephone  cooperative,  or any organization  (other than certain farmers'  cooperatives) that  is  generally  exempt from  federal  income tax unless such organization is subject to the tax on unrelated  business taxable income).

3.    That the  Owner is  aware  (i) of  the tax  that  would  be  imposed  on transfers of Class  R[-__]  Certificates  to  disqualified  organizations  or electing large  partnerships,  under the Code,  that applies to all transfers of Class R[-__]  Certificates after March 31, 1988;  (ii) that such tax would be on the  transferor  (or,  with  respect to  transfers  to  electing  large partnerships,  on each such partnership),  or, if such transfer is through an
 agent  (which  person  includes  a  broker,   nominee  or   middleman) for  a
 disqualified  organization,  on the agent;  (iii) that the person (other than with respect to transfers to electing  large  partnerships) otherwise  liable for the tax shall be  relieved  of  liability  for the tax if the  transferee furnishes  to  such  person  an  affidavit  that  the  transferee  is  not  a disqualified  organization and, at the time of transfer, such person does not have actual  knowledge  that the affidavit is false;  and (iv) that the Class
 R[-__]  Certificates  may be  "noneconomic  residual  interests"  within  the meaning of  Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no significant  purpose  of  the  transfer  was  to  impede  the  assessment  or collection of tax.

4.    That the Owner is aware of the tax  imposed on a  "pass-through  entity"
 holding Class R[-__]  Certificates  if either the  pass-through  entity is an electing large  partnership  under  Section 775 of the Code or if at any time
 during  the  taxable  year  of  the   pass-through   entity  a   disqualified
 organization  is the record  holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated  investment  company, a real estate  investment  trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

5.    The Owner is either  (i) a  citizen or  resident  of the United  States,
 (ii) a  corporation,  partnership or other entity treated as a corporation or a partnership  for U.S.  federal income tax purposes and created or organized in or under the laws of the United States,  any state thereof or the District of Columbia (other than a partnership  that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is described  in  Section 7701(a)(30)(D) of  the Code,  or (iv) a  trust that is described in Section 7701(a)(30)(E) of the Code.

6.    The Owner  hereby  agrees  that it will not cause  income from the Class
 R[-__]  Certificates to be attributable to a foreign permanent  establishment or fixed base (within the meaning of an applicable  income tax treaty) of the
 Owner of another United States taxpayer.

7.    That the Owner is aware that the Trustee  will not register the transfer of any Class R[- __] Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and  agreement,  among other  things,  in substantially  the same  form as this  affidavit  and  agreement.  The  Owner expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

8.    That the Owner has  reviewed the  restrictions  set forth on the face of the Class R[-__]  Certificates and the provisions of  Section 5.02(f) of  the
 Pooling and  Servicing  Agreement  under which the Class R[-__]  Certificates
 were    issued    (in     particular,     clause (iii)(A) and     (iii)(B) of
 Section 5.02(f) which  authorize the Trustee to deliver  payments to a person other than the Owner and  negotiate  a  mandatory  sale by the Trustee in the event the Owner holds such  Certificates  in violation  of  Section 5.02(f)).
 The  Owner  expressly  agrees  to  be  bound  by  and  to  comply  with  such restrictions and provisions.

9.    That the Owner consents to any additional  restrictions  or arrangements that  shall be deemed  necessary  upon  advice of  counsel  to  constitute  a reasonable  arrangement  to ensure that the Class  R[-__]  Certificates  will
 only  be  owned,  directly  or  indirectly,   by  an  Owner  that  is  not  a
 disqualified organization.

10.   The Owner's Taxpayer Identification Number is ________________.

11.   This   affidavit  and  agreement   relates  only  to  the  Class  R[-__]
 Certificates  held by the  Owner  and not to any  other  holder  of the Class
 R[-__]  Certificates.  The Owner  understands that the liabilities  described herein relate only to the Class R[-__] Certificates.

12.   That no  purpose of the Owner  relating  to the  transfer  of any of the
 Class  R[-__]  Certificates  by  the  Owner  is  or  will  be to  impede  the assessment  or  collection  of any tax;  in making this  representation,  the
 Owner  warrants  that the  Owner is  familiar  with  (i) Treasury  Regulation
 Section 1.860E-1(c) and  recent amendments thereto,  effective as of July 19,
 2002,  and (ii) the  preamble  describing  the adoption of the  amendments to such regulation, which is attached hereto as Exhibit 1.

13.   That the Owner has no present  knowledge or expectation  that it will be unable  to pay  any  United  States  taxes  owed  by it so long as any of the
 Certificates   remain   outstanding.   In  this  regard,   the  Owner  hereby
 represents  to and for the benefit of the person  from whom it  acquired  the
 Class R[-__]  Certificate that the Owner intends to pay taxes associated with
 holding  such  Class  R[-  __]   Certificate   as  they  become  due,   fully
 understanding  that it may incur tax  liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

14.   That the Owner has no  present  knowledge  or  expectation  that it will become insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

15.   (a)    The Owner is not an employee  benefit  plan or other plan subject to the prohibited  transaction  provisions of the Employee  Retirement Income
 Security  Act of 1974,  as amended  ("ERISA"),  or  Section 4975  of the Code
 (each, a "Plan"), or any Person (including,  without limitation, an insurance company  investing  its  general  account,  an  investment  manager,  a named fiduciary  or a trustee of any  Plan) who  is using plan  assets,  within the meaning of the U.S.  Department of Labor regulation  promulgated at 29 C.F.R.
 ss.2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each,  a
 "Plan Investor") to effect such acquisition; or

(b)   The Owner has provided the Trustee,  the Company and the Master Servicer
with  an  opinion  of  counsel   acceptable  to  and  in  form  and  substance
satisfactory  to the  Trustee,  the  Company  and the Master  Servicer  to the
effect that the  purchase and holding of  Certificates  is  permissible  under applicable  law, will not  constitute or result in any  non-exempt  prohibited transaction  under  Section 406  of  ERISA  or  Section 4975  of the  Code (or
comparable  provisions of any subsequent  enactments) and will not subject the
Trustee,  the Company or the Master  Servicer to any  obligation  or liability
(including  obligations  or  liabilities  under ERISA or  Section 4975  of the
Code) in addition to those undertaken in the Pooling and Servicing  Agreement, which opinion of counsel  shall not be an expense of the Trustee,  the Company or the Master Servicer.

      In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants with, the Company,  the Trustee and the Master Servicer that the
Purchaser will not transfer such  Certificates  to any transferee  unless such transferee meets the requirements set forth in either (a) or (b) above.

      Capitalized  terms used but not defined  herein  shall have the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of  Directors,  by its
[Title of Officer] and its corporate  seal to be hereunto  attached,  attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                    [NAME OF OWNER]

                                    By:_______________________________________
                                    [Name of Officer]
                                    [Title of Officer]
[Corporate Seal]

ATTEST:

 _________________________
[Assistant] Secretary

      Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same person who  executed the  foregoing  instrument and to be the [Title of Officer] of the Owner,  and acknowledged to me that he executed  the  same as his  free act and deed and the free act and deed of the
Owner.

      Subscribed and sworn before me this ___ day of ________, 200 __.

                                    NOTARY PUBLIC

                                    COUNTY OF_________________________________

                                    STATE OF__________________________________

                                    My Commission expires the __ day of
                                    _____, 20__.

                                  EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a
toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

       The  collection  of  information  in this final rule has been  reviewed and,  pending  receipt  and  evaluation  of public  comments,  approved by the
Office of  Management  and  Budget  (OMB) under  44 U.S.C.  3507 and  assigned control number 1545-1675.

       The  collection of  information  in this  regulation is in Sec.  1.860E
-1(c)(5)(ii).  This  information  is required to enable the IRS to verify that
a  taxpayer  is  complying  with  the  conditions  of  this  regulation.   The
collection  of  information  is  mandatory  and is  required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents  are businesses and other  for-profit institutions.

       Comments on the collection of information  should be sent to the Office of  Management  and  Budget,  Attn:  Desk  Officer for the  Department  of the
Treasury,  Office of  Information  and  Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports
Clearance  Officer,  W:CAR:MP:FP:S,  Washington,  DC  20224.  Comments  on the
collection of information  should be received by September 17, 2002.  Comments are specifically requested concerning:

       Whether the  collection  of  information  is  necessary  for the proper performance  of the  functions  of the  Internal  Revenue  Service,  including whether the information will have practical utility;

       The accuracy of the estimated burden  associated with the collection of information (see below);

       How  the  quality,  utility,  and  clarity  of  the  information  to be collected may be enhanced;

       How the burden of complying with the  collection of information  may be
minimized,   including   through  the  application  of  automated   collection
techniques or other forms of information technology; and

       Estimates  of  capital  or  start-up  costs  and  costs  of  operation, maintenance, and purchase of service to provide information.

       An agency may not conduct or sponsor,  and a person is not  required to respond to, a collection  of  information  unless it displays a valid  control number assigned by the Office of Management and Budget.

       The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of 470 and an estimated  average annual burden hours per respondent of one hour.

       Books or  records  relating  to a  collection  of  information  must be retained as long as their contents may become  material in the  administration
of  any  internal  revenue  law.   Generally,   tax  returns  and  tax  return
information are confidential, as required by 26 U.S.C. 6103.

Background

       This  document  contains  final  regulations   regarding  the  proposed
amendments to 26 CFR part 1 under  Section 860E  of the Internal  Revenue Code
(Code).  The regulations  provide the  circumstances  under which a transferor of a  noneconomic  REMIC  residual  interest  meeting  the  investigation  and representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

       Final  regulations  governing  REMICs,  issued in 1992,  contain  rules governing the transfer of noneconomic  REMIC residual  interests.  In general, a transfer  of a  noneconomic  residual  interest is  disregarded  for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable  the  transferor  to impede  the  assessment  or  collection  of tax. A
purpose  to  impede  the   assessment   or   collection  of  tax  (a  wrongful
purpose) exists  if the transferor,  at the time of the transfer,  either knew or should have known that the  transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

       Under a safe harbor,  the  transferor of a REMIC  noneconomic  residual interest is presumed not to have a wrongful  purpose if two  requirements  are satisfied:  (1) the  transferor  conducts a  reasonable  investigation  of the transferee's financial condition (the investigation requirement);  and (2) the transferor  secures a  representation  from the  transferee to the effect that the  transferee  understands  the tax  obligations  associated  with holding a
residual  interest  and  intends  to  pay  those  taxes  (the   representation
requirement).

       The IRS and  Treasury  have been  concerned  that some  transferors  of noneconomic  residual  interests  claim they  satisfy  the safe harbor even in
situations   where  the  economics  of  the  transfer   clearly  indicate  the
transferee is unwilling or unable to pay the tax  associated  with holding the interest.  For this  reason,  on February 7, 2000,  the IRS  published  in the
Federal Register (65 FR 5807) a notice of proposed rulemaking  (REG-100276-97;
REG-122450-98) designed  to clarify  the safe  harbor by adding  the  "formula test," an  economic  test.  The  proposed  regulation  provides  that the safe harbor  is  unavailable  unless  the  present  value  of the  anticipated  tax liabilities  associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration  given to the transferee to
acquire  the  interest;   (2) the   present  value  of  the  expected   future
distributions  on the interest;  and (3) the  present value of the anticipated tax  savings  associated  with  holding the  interest  as the REMIC  generates losses.

       In January 2001, the IRS published Rev.  Proc.  2001-12  (2001-3 I.R.B.
335) to set forth an alternative  safe harbor that  taxpayers  could use while the IRS and the  Treasury  considered  comments on the  proposed  regulations.
Under the alternative  safe harbor,  if a transferor  meets the  investigation requirement and the representation  requirement but the transfer fails to meet the formula test,  the transferor may invoke the safe harbor if the transferee meets a two-prong  test (the asset  test).  A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of  transfer,  the  transferee's  gross  assets exceed  $100  million  and its net assets  exceed $10  million.  A  transferee generally  meets the second  prong of this test if it is a  domestic,  taxable corporation  and agrees in writing not to transfer  the interest to any person other than another  domestic,  taxable  corporation  that also  satisfies  the requirements  of the asset test.  A  transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know, that the transferee will not comply with its written  agreement  to limit the  restrictions  on  subsequent transfers of the residual interest.

       Rev. Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic  residual interest to a foreign branch of an otherwise  eligible  transferee.  If such a transfer or assignment were permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess inclusion income as foreign  source  income,  and that, as a  consequence,  any U.S. tax liability  attributable  to the  excess  inclusion  income  could be offset by foreign tax credits.  Such a claim would impede the  assessment  or collection of U.S. tax on excess inclusion income,  contrary to the congressional purpose of  assuring  that such  income  will be taxable  in all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

       The  Treasury   and  the  IRS  have  learned  that  certain   taxpayers
transferring   noneconomic   residual   interests  to  foreign  branches  have
attempted  to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion income.  Accordingly,  the final  regulations  provide  that if a  noneconomic residual  interest is  transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not eligible for safe harbor treatment  under  either  the  asset  test  or the  formula  test.  The  final regulations  also  require a transferee  to  represent  that it will not cause income from the noneconomic  residual interest to be attributable to a foreign permanent establishment or fixed base.

       Section 1.860E-1(c)(8) provides  computational  rules  that a  taxpayer
may  use  to  qualify  for  safe  harbor   status  under  the  formula   test.
Section 1.860E-1(c)(8)(i) provides  that the transferee is presumed to pay tax at a rate equal to the highest rate of tax  specified in  Section 11(b).  Some commentators  were  concerned that this presumed rate of taxation was too high because  it  does  not  take  into  consideration  taxpayers  subject  to  the alternative  minimum  tax  rate.  In  light  of the  comments  received,  this provision  has  been  amended  in  the  final  regulations  to  allow  certain transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

       Additionally,  Sec.   1.860E-1(c)(8)(iii) provides   that  the  present
values in the formula test are to be computed  using a discount  rate equal to the applicable  Federal  short-term rate prescribed by  Section 1274(d).  This is a change from the proposed  regulation  and Rev.  Proc.  2001-12.  In those publications  the provision  stated that "present  values are computed using a
discount   rate  equal  to  the   applicable   Federal  rate   prescribed   in
Section 1274(d) compounded  semiannually"  and that "[a] lower  discount  rate may be used if the transferee can demonstrate  that it regularly  borrows,  in the  course of its trade or  business,  substantial  funds at such  lower rate from an  unrelated  third  party." The IRS and the  Treasury  Department  have learned that, based on this provision,  certain taxpayers have been attempting to use  unrealistically  low or zero  interest  rates to satisfy  the  formula
test,  frustrating  the  intent  of  the  test.   Furthermore,   the  Treasury
Department  and the IRS believe  that a rule  allowing for a rate other than a rate based on an objective index would add unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a transferee to use a lower discount  rate, if the  transferee  can  demonstrate that it  regularly  borrows  substantial  funds  at such  lower  rate,  is not included in the final  regulations;  and the Federal  short-term rate has been
substituted   for  the  applicable   Federal  rate.  To  simplify   taxpayers'
computations,  the  final  regulations  allow  use of  any  of  the  published short-term  rates,  provided  that the  present  values  are  computed  with a corresponding  period of  compounding.  With the  exception of the  provisions relating to transfers to foreign  branches,  these changes  generally have the proposed  applicability  date of February 4, 2000, but taxpayers may choose to apply the  interest  rate  formula set forth in the  proposed  regulation  and
Rev.  Proc. 2001-12 for transfers occurring before August 19, 2002.

 [[Page 47453]]

Effect on Other Documents

       Rev. Proc.  2001-12  (2001-3 I.R.B.  335) is  obsolete for transfers of noneconomic  residual  interests  in REMICs  occurring  on or after August 19,
2002.

Special Analyses

       It  is  hereby  certified  that  these  regulations  will  not  have  a significant  economic impact on a substantial  number of small entities.  This certification  is based on the fact  that it is  unlikely  that a  substantial number of small  entities will hold REMIC  residual  interests.  Therefore,  a
Regulatory  Flexibility  Analysis  under  the  Regulatory  Flexibility  Act (5
U.S.C.  chapter 6) is not required.  It has been determined that this Treasury decision is not a significant  regulatory action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment is not required. It also has been determined that sections  553(b) and  553(d) of the  Administrative  Procedure
Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

       The  principal  author of these  regulations  is  Courtney  Shepardson.
However, other personnel from the IRS and Treasury Department  participated in their development.

List of Subjects

26 CFR Part 1

       Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

       Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

       Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

       Paragraph  1. The  authority  citation  for part 1 continues to read in part as follows:

       Authority: 26 U.S.C. 7805 * * *

                                 EXHIBIT G-2

                        FORM OF TRANSFEROR CERTIFICATE

__________ , 20__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[Trustee]

Attention: Residential Funding Company, LLC Series _______

            Re:   Mortgage Pass-Through Certificates,
                  Series ________, Class R[-__]

Ladies and Gentlemen:

      This  letter is  delivered  to you in  connection  with the  transfer by
________________ (the "Seller") to  _____________________ (the "Purchaser") of
$______________    Initial   Certificate   Principal   Balance   of   Mortgage
Pass-Through    Certificates,    Series    ________,    Class    R[-__]   (the
"Certificates"),  pursuant to Section 5.02 of the Series Supplement,  dated as of ________________,  to the Standard Terms of Pooling and Servicing Agreement
dated  as  of   ________________   (together,   the  "Pooling  and   Servicing
Agreement") among  Residential  Funding Mortgage Securities I, Inc., as seller
(the "Company"),  Residential  Funding Company,  LLC, as master servicer,  and
__________,  as  trustee  (the  "Trustee").  All  terms  used  herein  and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing  Agreement.  The Seller hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

1.    No purpose of the Seller  relating to the transfer of the Certificate by the  Seller  to the  Purchaser  is or will be to  impede  the  assessment  or collection of any tax.

2.    The Seller  understands  that the Purchaser has delivered to the Trustee and the Master  Servicer  a  transfer  affidavit  and  agreement  in the form attached to the Pooling and  Servicing  Agreement  as Exhibit G-1. The Seller
 does not know or believe that any representation contained therein is false.

3.    The  Seller  has at the  time of the  transfer  conducted  a  reasonable investigation of the financial  condition of the Purchaser as contemplated by
 Treasury  Regulations  Section 1.860E-1(c)(4)(i) and,  as a  result  of  that investigation,  the Seller has determined that the Purchaser has historically paid its debts as they  become due and has found no  significant  evidence to indicate  that the  Purchaser  will  not  continue  to pay its  debts as they become due in the  future.  The Seller  understands  that the  transfer  of a
 Class R[-__]  Certificate  may not be respected  for United States income tax purposes  (and the Seller may continue to be liable for United  States income
 taxes  associated   therewith) unless   the  Seller  has  conducted  such  an
 investigation.

4.    The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    __________________________________________
                                    (Seller)

                                    By:_______________________________________
                                    Name:
                                    Title:

                                  EXHIBIT H

                    FORM OF INVESTOR REPRESENTATION LETTER

______________ , 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention:  Residential Funding Company, LLC Series ________

            RE:   Mortgage Pass-Through Certificates,
                  Series ________, [Class B- ]

Ladies and Gentlemen:

      _________________-   (the    "Purchaser") intends   to   purchase   from
_________________ (the "Seller") $_____________  Initial Certificate Principal
Balance of Mortgage  Pass-Through  Certificates,  Series ________,  Class (the
"Certificates"),  issued  pursuant  to  the  Series  Supplement,  dated  as of
________________,  to the Standard  Terms of Pooling and  Servicing  Agreement
dated  as  of   ________________   (together,   the  "Pooling  and   Servicing
Agreement") among  Residential  Funding Mortgage Securities I, Inc., as seller
(the "Company"),  Residential  Funding  Company,  LLC, as master servicer (the
"Master Servicer"),  and _____________,  as trustee (the "Trustee"). All terms used herein and not  otherwise  defined  shall have the  meanings set forth in
the  Pooling  and  Servicing   Agreement.   The  Purchaser  hereby  certifies,
represents and warrants to, and covenants  with, the Company,  the Trustee and the Master Servicer that:

5.    The Purchaser  understands that (a) the  Certificates  have not been and will not be  registered  or qualified  under the  Securities  Act of 1933, as amended (the  "Act") or  any state  securities  law,  (b) the  Company is not required to so register or qualify  the  Certificates,  (c) the  Certificates may be resold only if registered and qualified  pursuant to the provisions of the  Act  or  any  state  securities  law,  or  if  an  exemption  from  such registration and  qualification  is available,  (d) the Pooling and Servicing
 Agreement  contains  restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

6.    The  Purchaser is  acquiring  the  Certificates  for its own account for investment  only and not with a view to or for  sale in  connection  with any distribution  thereof  in  any  manner  that  would  violate  the  Act or any applicable state securities laws.

7.    The  Purchaser  is  (a) a   substantial,   sophisticated   institutional
 investor  having such  knowledge  and  experience  in financial  and business matters,  and, in particular,  in such matters related to securities  similar to the  Certificates,  such that it is capable of  evaluating  the merits and risks of investment in the Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor" within the meaning of
 Rule 501(a) promulgated pursuant to the Act.

8.    The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private Placement  Memorandum,  dated  ___________,
 20___,  relating to the Certificates (b)] a copy of the Pooling and Servicing
 Agreement and [b] [c] such other  information  concerning  the  Certificates, the Mortgage  Loans and the Company as has been  requested  by the  Purchaser from the Company or the Seller and is relevant  to the  Purchaser's  decision to purchase the  Certificates.  The Purchaser  has had any questions  arising from such review  answered  by the Company or the Seller to the  satisfaction of the Purchaser.  [If the Purchaser did not purchase the  Certificates  from the Seller in connection with the initial  distribution  of the  Certificates and  was  provided  with a copy  of the  Private  Placement  Memorandum  (the
 "Memorandum") relating  to the original  sale (the  "Original  Sale") of  the
 Certificates by the Company, the Purchaser  acknowledges that such Memorandum was  provided to it by the Seller,  that the  Memorandum  was prepared by the
 Company  solely for use in connection  with the Original Sale and the Company did  not  participate  in or  facilitate  in  any  way  the  purchase  of the
 Certificates by the Purchaser from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the Company  with respect to any damage,  liability,  claim or expense  arising out of,  resulting  from or in connection  with  (a) error  or  omission,  or  alleged  error  or  omission, contained in the  Memorandum,  or (b) any  information,  development or event arising after the date of the Memorandum.]

9.    The  Purchaser  has not and  will not nor has it  authorized  or will it authorize  any person to  (a) offer,  pledge,  sell,  dispose of or otherwise transfer  any  Certificate,  any  interest  in any  Certificate  or any other similar  security to any person in any manner,  (b) solicit  any offer to buy or to accept a pledge, disposition of other transfer of any Certificate,  any interest in any Certificate or any other similar  security from any person in
 any  manner,   (c) otherwise  approach  or  negotiate  with  respect  to  any
 Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) make any general solicitation by means of general  advertising  or in any other  manner or (e) take  any other  action, that (as to any of (a) through  (e) above) would constitute a distribution of any  Certificate  under the Act,  that would  render the  disposition  of any
 Certificate a violation of Section 5 of the Act or any state  securities law, or that would require  registration or qualification  pursuant  thereto.  The
 Purchaser  will  not  sell or  otherwise  transfer  any of the  Certificates, except  in  compliance  with the  provisions  of the  Pooling  and  Servicing
 Agreement.

10.   The Purchaser

(a)   is not an employee  benefit plan or other plan subject to the prohibited transaction  provisions  of the  Employee  Retirement  Income  Security Act of
1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of
1986,  as amended (the  "Code") (each,  a "Plan"),  or any Person  (including, without  limitation,  an investment manager, a named fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S. Department of  Labor  ("DOL") regulation  promulgated  at  29  C.F.R.ss.  2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor"),  to effect such acquisition;

(b)   is an  insurance  company,  the source of funds used to purchase or hold the  Certificate  (or any interest  therein) is an "insurance  company general
account"  (as  defined  in  DOL   Prohibited   Transaction   Class   Exemption
("PTCE") 95-60),  and the  conditions  set forth in Sections I and III of PTCE
95-60 have been satisfied; or

(c)   has provided the Trustee,  the Company and the Master  Servicer  with an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the  Company  and the Master  Servicer  to the effect  that the purchase and holding of the Certificates is permissible  under applicable law, will not  constitute or result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the  Code) in  addition to those undertaken  in the Pooling and Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

      In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Company,  the Trustee and the Master Servicer that the Purchaser will not transfer such  Certificates  to any  transferee  unless such  transferee  meets  the  requirements  set forth in  either  (a),  (b) or
(c) above.

                                    Very truly yours,

                                    By:_______________________________________
                                    Name:
                                    Title:

                                  EXHIBIT I

                   FORM OF TRANSFEROR REPRESENTATION LETTER

_________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Attention:  Residential Funding Company, LLC Series ________

            Re:   Mortgage Pass-Through Certificates,
                  Series ________, [Class B-]

Ladies and Gentlemen:

      In connection with the sale by  ____________________  (the  "Seller") to
____________________   (the   "Purchaser") of    __________________    Initial
Certificate  Principal Balance of Mortgage Pass-Through  Certificates,  Series
________,   Class  (the   "Certificates"),   issued  pursuant  to  the  Series
Supplement,  dated as of  ________________,  to the Standard  Terms of Pooling
and Servicing Agreement dated as of ________________  (together,  the "Pooling and Servicing  Agreement") among  Residential  Funding Mortgage  Securities I,
Inc., as seller (the "Company"),  Residential Funding Company,  LLC, as master servicer,  and  __________,  as trustee  (the  "Trustee").  The Seller  hereby certifies,  represents  and warrants to, and covenants  with,  the Company and the Trustee that:

      Neither  the  Seller nor  anyone  acting on its behalf has  (a) offered, pledged,  sold,  disposed of or otherwise  transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any  manner,  (b) has  solicited  any  offer  to buy or to  accept  a  pledge, disposition  or  other  transfer  of  any  Certificate,  any  interest  in any
Certificate  or any other  similar  security  from any  person in any  manner,
(c) has  otherwise  approached or negotiated with respect to any  Certificate, any interest in any Certificate or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through  (e) above) would  constitute a distribution  of the
Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification pursuant  thereto.  The  Seller  will not act,  in any manner set forth in the foregoing  sentence  with respect to any  Certificate.  The Seller has not and will  not  sell or  otherwise  transfer  any of the  Certificates,  except  in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    __________________________________________
                                    (Seller)

                                    __________________________________________
                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT J

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

                       _______________________________
                       _______________________________
                       _______________________________
                       _______________________________

      The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A  Securities  described above to the  undersigned  buyer
(the "Buyer").

11.   In connection  with such transfer and in accordance  with the agreements pursuant to which the  Rule 144A  Securities  were issued,  the Seller hereby certifies  the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged, sold or otherwise disposed of the
 Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  to, or  solicited  any offer to buy or accept a  transfer, pledge or other disposition of the Rule 144A Securities,  any interest in the
 Rule 144A  Securities  or any  other  similar  security  from,  or  otherwise approached  or  negotiated  with  respect to the  Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner,  or made any general  solicitation  by means of general advertising  or in any other manner,  or taken any other  action,  that would constitute a distribution  of the Rule 144A  Securities  under the Securities
 Act of  1933,  as  amended  (the  "1933  Act"),  or  that  would  render  the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933
 Act or require  registration  pursuant  thereto,  and that the Seller has not offered  the  Rule 144A  Securities  to any  person  other  than the Buyer or another  "qualified  institutional  buyer" as defined in Rule 144A  under the
 1933 Act.

12.   The Buyer warrants and  represents  to, and covenants  with, the Seller, the Trustee  and the Master  Servicer  (as defined in the Series  Supplement, dated as of ________________,  to the Standard Terms of Pooling and Servicing
 Agreement dated as of ________________  (the  "Agreement") among  Residential
 Funding  Company,  LLC  as  Master  Servicer,  Residential  Funding  Mortgage
 Securities  I, Inc. as depositor  pursuant to  Section 5.02  of the Agreement and __________, as trustee, as follows:

(a)   The  Buyer  understands  that  the  Rule 144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

(b)   The Buyer considers  itself a substantial,  sophisticated  institutional investor  having such  knowledge  and  experience  in  financial  and business matters that it is capable of  evaluating  the merits and risks of  investment in the Rule 144A Securities.

(c)   The  Buyer  has  been  furnished  with  all  information  regarding  the
Rule 144A  Securities  that it has requested  from the Seller,  the Trustee or the Servicer.

(d)   Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A  Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other  similar  security  from, or otherwise  approached  or  negotiated  with respect to the Rule 144A Securities,  any interest in the Rule 144A Securities or any other  similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any  other  action,  that  would  constitute  a  distribution  of the
Rule 144A  Securities  under the 1933 Act or that would render the disposition of the  Rule 144A  Securities  a  violation  of  Section 5  of the 1933 Act or require registration  pursuant thereto, nor will it act, nor has it authorized or will it  authorize  any person to act, in such  manner with  respect to the
Rule 144A Securities.

(e)   The Buyer is a "qualified  institutional  buyer" as that term is defined in  Rule 144A  under  the 1933 Act and has  completed  either  of the forms of certification  to that  effect  attached  hereto  as  Annex 1 or  Annex 2. The
Buyer is aware that the sale to it is being  made in  reliance  on  Rule 144A.
The Buyer is acquiring  the  Rule 144A  Securities  for its own account or the accounts  of other  qualified  institutional  buyers,  understands  that  such
Rule 144A  Securities  may be resold,  pledged or  transferred  only  (i) to a person  reasonably  believed  to  be  a  qualified  institutional  buyer  that purchases for its own account or for the account of a qualified  institutional buyer to whom  notice is given that the  resale,  pledge or  transfer is being made in reliance on Rule 144A,  or  (ii) pursuant  to another  exemption  from registration under the 1933 Act.

13.   The Buyer

(a)   is not an employee  benefit plan or other plan subject to the prohibited transaction  provisions  of the  Employee  Retirement  Income  Security Act of
1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of
1986,  as amended (the  "Code") (each,  a "Plan"),  or any Person  (including, without  limitation,  an investment manager, a named fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S. Department of  Labor  ("DOL") regulation  promulgated  at  29  C.F.R.ss.  2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor"),  to effect such acquisition; or

(b)   in the case of any Class B  Certificate,  is an insurance  company,  the source of funds used to purchase  or hold the  Certificates  (or any  interest therein) is  an  "insurance  company  general  account"  (as  defined  in  DOL
Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),  and the conditions set forth in Sections I and III PTCE 95-60 have been satisfied; or

(c)   has provided the Trustee,  the Company and the Master  Servicer  with an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the  Company  and the Master  Servicer  to the effect  that the purchase and holding of the Certificates is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under
Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments) and  will not subject the Trustee,  the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the  Code) in  addition to those undertaken  in the Pooling and Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

14.   This  document  may be executed in one or more  counterparts  and by the different  parties hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts,  together, shall constitute one and the same document.

      IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

       ____________________________             __________________________
       Print Name of Seller                     Print Name of Buyer
       By:________________________              By:________________________
       Name:                                    Name:
       Title:                                   Title:
       Taxpayer Identification                  Taxpayer Identification:
       No.                                      No:
       Date:                                    Date:

                                                          ANNEX 1 TO EXHIBIT J

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           [For Buyers Other Than Registered Investment Companies]

      The  undersigned  hereby  certifies  as follows in  connection  with the
Rule 144A Investment Representation to which this Certification is attached:

22.   As indicated  below,  the undersigned is the President,  Chief Financial
 Officer, Senior Vice President or other executive officer of the Buyer.

23.   In  connection  with  purchases by the Buyer,  the Buyer is a "qualified institutional  buyer"  as  that  term  is  defined  in  Rule 144A  under  the
 Securities  Act of 1933  ("Rule 144A") because  (i) the  Buyer  owned  and/or invested on a  discretionary  basis $ in securities  (except for the excluded securities  referred  to  below) as  of the end of the  Buyer's  most  recent fiscal year (such amount being  calculated in accordance with  Rule 144A) and
 (ii) the Buyer satisfies the criteria in the category marked below.

___   Corporation,  etc.  The  Buyer  is a  corporation  (other  than a  bank, savings  and  loan  association  or  similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in
Section 501(c)(3) of the Internal Revenue Code.

___   Bank.   The  Buyer  (a) is  a  national  bank  or  banking   institution
organized under the laws of any State,  territory or the District of Columbia, the business of which is  substantially  confined to banking and is supervised by the State or  territorial  banking  commission or similar  official or is a foreign bank or  equivalent  institution,  and (b) has an audited net worth of
at  least   $25,000,000  as  demonstrated  in  its  latest  annual   financial
statements, a copy of which is attached hereto.

___   Savings  and Loan.  The Buyer  (a) is a  savings  and loan  association, building and loan  association,  cooperative  bank,  homestead  association or similar  institution,  which is supervised  and examined by a State or Federal authority  having  supervision  over any  such  institutions  or is a  foreign savings and loan association or equivalent  institution and (b) has an audited net  worth  of at least  $25,000,000  as  demonstrated  in its  latest  annual financial statements.

___   Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the Securities Exchange Act of 1934.

___   Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business  activity is the writing of insurance or the  reinsuring of  risks  underwritten  by  insurance  companies  and  which  is  subject  to supervision by the insurance  commissioner or a similar  official or agency of a State or territory or the District of Columbia.

___   State or Local Plan. The Buyer is a plan  established  and maintained by a State, its political  subdivisions,  or any agency or instrumentality of the
State or its political subdivisions, for the benefit of its employees.

___   ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___   Investment  Adviser.  The  Buyer  is an  investment  adviser  registered under the Investment Advisers Act of 1940.

___   SBIC. The Buyer is a Small Business  Investment  Company licensed by the
U.S. Small Business  Administration under  Section 301(c) or  (d) of the Small
Business Investment Act of 1958.

___   Business  Development  Company.  The  Buyer  is a  business  development company as defined in  Section 202(a)(22) of  the  Investment  Advisers Act of
1940.

___   Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust company and whose  participants  are  exclusively  (a) plans  established  and
maintained  by  a  State,  its  political  subdivisions,   or  any  agency  or
instrumentality  of the State or its political  subdivisions,  for the benefit of its employees,  or (b) employee benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants  individual  retirement  accounts or H.R.10 plans.

24.   The term "securities" as used herein does not include  (i) securities of issuers that are affiliated with the Buyer,  (ii) securities that are part of an  unsold  allotment  to or  subscription  by the  Buyer,  if the Buyer is a dealer,  (iii) bank  deposit  notes and  certificates  of deposit,  (iv) loan participations,  (v) repurchase agreements, (vi) securities owned but subject to a repurchase  agreement  and  (vii) currency,  interest rate and commodity swaps.

25.   For purposes of  determining  the aggregate  amount of securities  owned and/or  invested on a  discretionary  basis by the Buyer,  the Buyer used the cost  of  such  securities  to the  Buyer  and  did  not  include  any of the securities  referred to in the preceding  paragraph.  Further, in determining such  aggregate  amount,  the Buyer  may have  included  securities  owned by subsidiaries of the Buyer,  but only if such  subsidiaries  are  consolidated with the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of such
 subsidiaries  are  managed  under  the  Buyer's  direction.   However,   such
 securities were not included if the Buyer is a  majority-owned,  consolidated subsidiary  of another  enterprise  and the Buyer is not  itself a  reporting company under the Securities Exchange Act of 1934.

26.   The  Buyer   acknowledges   that  it  is  familiar  with  Rule 144A  and
 understands  that  the  seller  to  it  and  other  parties  related  to  the
 Certificates  are relying and will  continue to rely on the  statements  made herein  because  one or  more  sales  to the  Buyer  may  be in  reliance  on
 Rule 144A.

       ____          ____        Will  the  Buyer  be  purchasing
       Yes           No          the  Rule 144A  Securities  only
                                 for the Buyer's own account?

27.   If the answer to the foregoing  question is "no", the Buyer agrees that, in  connection  with any  purchase  of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in  reliance on
 Rule 144A,  the Buyer will only  purchase  for the  account of a third  party that at the time is a "qualified  institutional  buyer" within the meaning of
 Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not purchase securities  for a third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate steps contemplated  by  Rule 144A to conclude  that such third party  independently meets  the  definition  of  "qualified  institutional  buyer"  set  forth  in
 Rule 144A.

28.   The Buyer will notify  each of the  parties to which this  certification is made of any  changes in the  information  and  conclusions  herein.  Until such notice is given,  the  Buyer's  purchase of  Rule 144A  Securities  will constitute  a  reaffirmation  of this  certification  as of the  date of such purchase.

                                    __________________________________________
                                    Print Name of Buyer

                                    By:_______________________________________
                                    Name:
                                    Title:

                                    Date:_____________________________________

                                                          ANNEX 2 TO EXHIBIT J

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

      The  undersigned  hereby  certifies  as follows in  connection  with the
Rule 144A Investment Representation to which this Certification is attached:

29.   As indicated  below,  the undersigned is the President,  Chief Financial
 Officer  or  Senior  Vice  President  of the  Buyer  or,  if the  Buyer  is a
 "qualified  institutional  buyer" as that term is defined in Rule 144A  under the  Securities Act of 1933  ("Rule 144A") because  Buyer is part of a Family of  Investment  Companies  (as  defined  below),  is such an  officer  of the
 Adviser.

30.   In  connection  with  purchases  by  Buyer,  the  Buyer is a  "qualified institutional  buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered under the Investment Company Act of 1940, and
 (ii) as  marked below,  the Buyer alone,  or the Buyer's Family of Investment
 Companies,  owned  at  least  $100,000,000  in  securities  (other  than  the excluded  securities  referred to  below) as  of the end of the Buyer's  most recent  fiscal year.  For purposes of  determining  the amount of  securities owned by the Buyer or the Buyer's  Family of Investment  Companies,  the cost of such securities was used.

      The Buyer  owned $ in  securities  (other than the  excluded  securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

      The Buyer is part of a Family of  Investment  Companies  which  owned in the aggregate  $ _____________________in  securities  (other than the excluded securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

31.   The term "Family of  Investment  Companies"  as used herein means two or more registered  investment  companies (or series thereof) that have the same investment  adviser or investment  advisers that are affiliated (by virtue of being  majority  owned  subsidiaries  of  the  same  parent  or  because  one investment adviser is a majority owned subsidiary of the other).

32.   The term "securities" as used herein does not include  (i) securities of issuers that are affiliated  with the Buyer or are part of the Buyer's Family
 of  Investment  Companies,   (ii) bank  deposit  notes  and  certificates  of
 deposit,     (iii) loan    participations,     (iv) repurchase    agreements,
 (v) securities   owned   but   subject   to  a   repurchase   agreement   and
 (vi) currency, interest rate and commodity swaps.

33.   The Buyer is familiar with  Rule 144A and  understands  that each of the parties to which this  certification is made are relying and will continue to rely on the  statements  made  herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition,  the Buyer will only purchase for the Buyer's own account.

34.   The  undersigned   will  notify  each  of  the  parties  to  which  this
 certification  is made of any  changes  in the  information  and  conclusions herein.  Until such  notice,  the Buyer's  purchase of  Rule 144A  Securities will constitute a reaffirmation  of this  certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Buyer

                                    __________________________________________
                                    By:
                                    Name:
                                    Title:

                                    IF AN ADVISOR:

                                    __________________________________________
                                    Print Name of Buyer
                                    Date:_____________________________________

                                  EXHIBIT K

                 [TEXT OF AMENDMENT TO POOLING AND SERVICING
                    AGREEMENT PURSUANT TO SECTION 11.01(e)
                            FOR A LIMITED GUARANTY]

                                 ARTICLE XIII
           SUBORDINATE CERTIFICATE LOSS COVERAGE; LIMITED GUARANTY

      Section 13.01.   Subordinate   Certificate   Loss  Coverage;   Limited
Guaranty.  (a) Subject  to  subSection (c) below,  prior  to the  later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date,  the Master  Servicer shall  determine  whether it or any
Sub-Servicer   will   be   entitled   to   any   reimbursement   pursuant   to
Section 4.02(a) on   such  Distribution  Date  for  Advances  or  Sub-Servicer
Advances  previously  made,  (which  will  not  be  Advances  or  Sub-Servicer
Advances that were made with respect to delinquencies  which were subsequently determined to be Excess  Special Hazard  Losses,  Excess Fraud Losses,  Excess
Bankruptcy  Losses or  Extraordinary  Losses) and,  if so, the Master Servicer
shall  demand  payment  from  Residential  Funding  of an amount  equal to the amount  of any  Advances  or  Sub-Servicer  Advances  reimbursed  pursuant  to
Section 4.02(a),  to the extent such  Advances or  Sub-Servicer  Advances have not been included in the amount of the Realized  Loss in the related  Mortgage
Loan, and shall distribute the same to the Class B  Certificateholders  in the
same  manner  as  if  such  amount   were  to  be   distributed   pursuant  to
Section 4.02(a).

      (b)___Subject to  subSection (c) below,  prior to the later of the third
Business  Day prior to each  Distribution  Date or the  related  Determination
Date, the Master Servicer shall  determine  whether any Realized Losses (other than Excess Special  Hazard Losses,  Excess  Bankruptcy  Losses,  Excess Fraud
Losses  and   Extraordinary   Losses) will   be   allocated  to  the  Class  B
Certificates on such Distribution  Date pursuant to Section 4.05,  and, if so, the Master  Servicer  shall  demand  payment from  Residential  Funding of the amount  of such  Realized  Loss and shall  distribute  the same to the Class B
Certificateholders   in  the  same  manner  as  if  such  amount  were  to  be
distributed pursuant to Section 4.02(a);  provided,  however,  that the amount of such  demand  in  respect  of any  Distribution  Date  shall in no event be greater  than the sum of  (i) the  additional  amount of  Accrued  Certificate
Interest that would have been paid for the Class B Certificateholders  on such
Distribution  Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate  Principal  Balances of the Class B
Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such  Realized  Losses shall be deemed to have been borne by the  Certificateholders  for  purposes of  Section 4.05.  Excess
Special  Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated  to the  Class  B  Certificates  will  not be covered by the Subordinate Certificate Loss Obligation.

      (c)___Demands for payments pursuant to this  Section shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination Date by the Master Servicer with written notice thereof to  the  Trustee.  The  maximum  amount  that  Residential  Funding  shall  be required  to pay  pursuant  to this  Section on  any  Distribution  Date  (the
"Amount  Available") shall  be equal to the  lesser  of  (X) minus  the sum of
(i) all  previous  payments  made under  subsections  (a) and  (b) hereof  and
(ii) all  draws under the Limited  Guaranty  made in lieu of such  payments as described below in  subSection (d) and  (Y) the then  outstanding  Certificate
Principal  Balances of the Class B  Certificates,  or such lower amount as may be established pursuant to Section 13.02.  Residential  Funding's  obligations as  described  in this  Section are  referred  to herein  as the  "Subordinate
Certificate Loss Obligation."

      (d)___The  Trustee  will  promptly  notify  GMAC LLC of any  failure  of
Residential  Funding to make any payments  hereunder and shall demand  payment pursuant to the limited  guaranty (the "Limited  Guaranty"),  executed by GMAC
LLC, of  Residential  Funding's  obligation to make payments  pursuant to this
Section,  in an amount  equal to the lesser of (i) the  Amount  Available  and
(ii) such  required  payments,  by delivering to GMAC LLC a written demand for payment by wire transfer,  not later than the second Business Day prior to the
Distribution Date for such month, with a copy to the Master Servicer.

      (e)___All  payments  made  by  Residential   Funding  pursuant  to  this
Section or  amounts  paid  under  the  Limited  Guaranty  shall  be  deposited directly in the Certificate  Account,  for  distribution  on the  Distribution
Date for such month to the Class B Certificateholders.

      (f)___The Company  shall have the  option,  in its sole  discretion,  to substitute  for  either or both of the  Limited  Guaranty  or the  Subordinate
Certificate  Loss  Obligation  another  instrument  in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond, insurance policy or similar  instrument or a reserve fund;  provided that (i) the  Company obtains
(subject  to  the  provisions  of   Section 10.01(f) as  if  the  Company  was
substituted   for  the  Master  Servicer  solely  for  the  purposes  of  such provision) an  Opinion of Counsel (which need not be an opinion of Independent counsel) to  the effect that obtaining  such  substitute  corporate  guaranty, irrevocable  letter of  credit,  surety  bond,  insurance  policy  or  similar instrument  or reserve  fund will not cause either  (a) any  federal tax to be imposed on the Trust  Fund,  including  without  limitation,  any  federal tax imposed on "prohibited  transactions" under  Section 860(F)(a)(1) of  the Code or on  "contributions  after the startup  date" under  Section 860(G)(d)(1) of the Code or (b) the  Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding,  and (ii) no such  substitution  shall be made unless (A) the  substitute  Limited  Guaranty or Subordinate  Certificate Loss
Obligation  is for an  initial  amount not less than the then  current  Amount
Available  and  contains   provisions  that  are  in  all  material   respects
equivalent to the original  Limited  Guaranty or Subordinate  Certificate Loss
Obligation  (including  that no portion of the fees,  reimbursements  or other obligations  under  any such  instrument  will be borne  by the  Trust  Fund),
(B) the long term debt  obligations of any obligor of any  substitute  Limited
Guaranty or Subordinate  Certificate  Loss Obligation (if not supported by the
Limited  Guaranty) shall be rated at least the lesser of (a) the rating of the long  term  debt  obligations  of GMAC LLC as of the date of  issuance  of the
Limited  Guaranty and (b) the rating of the long term debt obligations of GMAC
LLC at the date of such  substitution  and  (C) the  Company  obtains  written confirmation  from each nationally  recognized credit rating agency that rated the Class B Certificates at the request of the Company that such  substitution shall not lower the  rating on the Class B  Certificates  below the  lesser of
(a) the  then-current  rating  assigned  to the Class B  Certificates  by such
rating  agency  and  (b) the   original   rating   assigned  to  the  Class  B
Certificates by such rating agency.  Any  replacement of the Limited  Guaranty or Subordinate  Certificate Loss Obligation  pursuant to this Section shall be accompanied  by a written  Opinion of Counsel to the  substitute  guarantor or obligor,  addressed  to  the  Master  Servicer  and  the  Trustee,  that  such substitute  instrument  constitutes a legal,  valid and binding  obligation of the  substitute  guarantor  or obligor,  enforceable  in  accordance  with its terms,  and  concerning  such other  matters as the  Master  Servicer  and the
Trustee shall  reasonably  request.  Neither the Company,  the Master Servicer nor the Trustee  shall be obligated to  substitute  for or replace the Limited
Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

      Section 13.02.    Amendments   Relating   to   the   Limited   Guaranty.
Notwithstanding  Sections 11.01 or 13.01:  (i) the  provisions of this Article
XIII may be amended,  superseded  or  deleted,  (ii) the  Limited  Guaranty or
Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,
and  (iii) any   other  provision  of  this  Agreement  which  is  related  or incidental  to the matters  described  in this  Article XIII may be amended in any manner;  in each case by written  instrument  executed or  consented to by
the  Company  and   Residential   Funding  but  without  the  consent  of  any
Certificateholder  and  without  the  consent  of the Master  Servicer  or the
Trustee being required  unless any such amendment  would impose any additional obligation  on, or otherwise  adversely  affect the  interests  of, the Master
Servicer or the Trustee,  as applicable;  provided that the Company shall also obtain a letter from each  nationally  recognized  credit  rating  agency that rated the Class B  Certificates  at the  request of the  Company to the effect that such amendment,  reduction,  deletion or cancellation  will not lower the rating on the Class B  Certificates  below the lesser of (a) the  then-current rating  assigned to the Class B Certificates by such rating agency and (b) the original  rating  assigned to the Class B Certificates  by such rating agency, unless  (A) the  Holder of 100% of the  Class B  Certificates  is  Residential
Funding  or an  Affiliate  of  Residential  Funding,  or  (B) such  amendment,
reduction,   deletion   or   cancellation   is   made   in   accordance   with
Section 11.01(e) and,  provided  further that the Company obtains  (subject to the provisions of  Section 10.01(f) as  if the Company was substituted for the
Master Servicer solely for the purposes of such  provision),  in the case of a material  amendment  or  supersession  (but not a reduction,  cancellation  or
deletion  of  the  Limited  Guaranty  or  the  Subordinate   Certificate  Loss
Obligation),  an  Opinion  of  Counsel  (which  need  not  be  an  opinion  of
Independent  counsel) to  the effect that any such  amendment or  supersession will not cause  either  (a) any  federal  tax to be imposed on the Trust Fund,
including  without   limitation,   any  federal  tax  imposed  on  "prohibited
transactions" under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of  the Code or (b) the Trust Fund to  fail  to  qualify  as  a  REMIC  at  any  time  that  any  Certificate  is outstanding.  A copy of any such  instrument  shall be provided to the Trustee and the  Master  Servicer  together  with an  Opinion  of  Counsel  that  such amendment complies with this Section 13.02.

                                  EXHIBIT L

                          [FORM OF LIMITED GUARANTY]
                               LIMITED GUARANTY
               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                      Mortgage Pass-Through Certificates
                               Series ________

___________, 20____

[Trustee]

Attention: Residential Funding Company, LLC Series ________

Ladies and Gentlemen:

      WHEREAS,  Residential Funding Company, LLC, a Delaware limited liability company ("Residential  Funding"),  an indirect wholly-owned subsidiary of GMAC
LLC, a New York corporation  ("GMAC"),  plans to incur certain  obligations as
described  under   Section 13.01  of  the  Series  Supplement,   dated  as  of
________________,  to the Standard  Terms of Pooling and  Servicing  Agreement
dated as of  ________________  (together,  the "Servicing  Agreement"),  among
Residential Funding Mortgage  Securities I, Inc. (the "Company"),  Residential
Funding and __________  (the  "Trustee") as  amended by Amendment No. thereto, dated as of , with respect to the Mortgage Pass-Through  Certificates,  Series
________ (the "Certificates"); and

      WHEREAS,   pursuant  to  Section 13.01   of  the  Servicing   Agreement,
Residential  Funding  agrees to make  payments  to the  Holders of the Class B
Certificates  with  respect  to  certain  losses  on  the  Mortgage  Loans  as described in the Servicing Agreement; and

      WHEREAS,  GMAC desires to provide certain assurances with respect to the ability of Residential  Funding to secure  sufficient  funds and faithfully to perform its Subordinate Certificate Loss Obligation;

      NOW THEREFORE,  in  consideration  of the premises herein  contained and certain other good and valuable consideration,  the receipt of which is hereby acknowledged, GMAC agrees as follows:

35.   Provision  of Funds.  (a) GMAC agrees to  contribute  and deposit in the
 Certificate  Account on behalf of Residential  Funding (or otherwise  provide to  Residential  Funding,  or to cause to be made  available  to  Residential
 Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution  Date,  such moneys as may be  required by  Residential
 Funding to perform its  Subordinate  Certificate  Loss Obligation when and as the  same  arises  from  time to time  upon  the  demand  of the  Trustee  in accordance with Section 13.01 of the Servicing Agreement.

(b)   The agreement set forth in the preceding  clause (a) shall  be absolute, irrevocable  and  unconditional  and shall not be affected by the  transfer by
GMAC or any  other  person  of all or any  part of its or  their  interest  in
Residential  Funding,  by any  insolvency,  bankruptcy,  dissolution  or other proceeding  affecting  Residential Funding or any other person, by any defense or right of  counterclaim,  set-off or  recoupment  that GMAC may have against
Residential   Funding   or  any  other   person  or  by  any  other   fact  or
circumstance.   Notwithstanding   the  foregoing,   GMAC's  obligations  under
clause (a) shall  terminate  upon the  earlier  of  (x) substitution  for this
Limited Guaranty pursuant to Section 13.01(f) of  the Servicing Agreement,  or
(y) the termination of the Trust Fund pursuant to the Servicing Agreement.

36.   Waiver.  GMAC  hereby  waives  any  failure  or  delay  on the  part  of
 Residential  Funding,  the  Trustee  or any  other  person  in  asserting  or enforcing  any  rights or in making  any  claims or  demands  hereunder.  Any defective  or partial  exercise of any such  rights  shall not  preclude  any other or further  exercise  of that or any other  such  right.  GMAC  further waives demand, presentment,  notice of default, protest, notice of acceptance and any other  notices  with  respect to this  Limited  Guaranty,  including, without  limitation,  those of action or nonaction on the part of Residential
 Funding or the Trustee.

37.   Modification,  Amendment and  Termination.  This Limited Guaranty may be
 modified,  amended or  terminated  only by the written  agreement of GMAC and the  Trustee  and only if such  modification,  amendment  or  termination  is permitted under  Section 13.02  of the Servicing  Agreement.  The obligations of GMAC under this Limited  Guaranty  shall  continue and remain in effect so long as the  Servicing  Agreement  is not modified or amended in any way that might affect the obligations of GMAC under this Limited  Guaranty without the prior written consent of GMAC.

38.   Successor.   Except  as  otherwise   expressly   provided  herein,   the
 guarantee  herein  set forth  shall be binding  upon GMAC and its  respective successors.

39.   Governing  Law. This Limited  Guaranty  shall be governed by the laws of the State of New York.

40.   Authorization  and  Reliance.  GMAC  understands  that  a copy  of  this
 Limited  Guaranty  shall be delivered to the Trustee in  connection  with the execution  of  Amendment  No. 1 to the  Servicing  Agreement  and GMAC hereby authorizes  the  Company  and  the  Trustee  to  rely  on the  covenants  and agreements set forth herein.

41.   Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

42.   Counterparts.  This  Limited  Guaranty  may be executed in any number of counterparts,  each of  which  shall be  deemed  to be an  original  and such counterparts shall constitute but one and the same instrument.

      IN  WITNESS  WHEREOF,  GMAC  has  caused  this  Limited  Guaranty  to be executed and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                    GMAC LLC

                                    By:_______________________________________
                                    Name:
                                    Title:
Acknowledged by:
[Trustee], as Trustee

By:   _______________________________
Name:
Title:

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:   _________________________________
Name:
Title:

                                  EXHIBIT M

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

_____________, 20______

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[Trustee]

Attention: Residential Funding Company, LLC Series ________

            Re:   Mortgage Pass-Through Certificates, Series ________
                  Assignment of Mortgage Loan

Ladies and Gentlemen:

      This letter is delivered to you in  connection  with the  assignment  by
___________  (the   "Trustee") to   _____________________   (the  "Lender") of
__________________(the  "Mortgage  Loan") pursuant to  Section 3.13(d) of  the
Series  Supplement,  dated as of  ________________,  to the Standard  Terms of
Pooling and Servicing  Agreement dated as of ________________  (together,  the
"Pooling  and  Servicing   Agreement") among   Residential   Funding  Mortgage
Securities I, Inc., as seller (the  "Company"),  Residential  Funding Company,
LLC,  as master  servicer,  and the  Trustee.  All terms  used  herein and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing  Agreement.  The Lender hereby  certifies,  represents  and warrants to, and covenants with, the Master Servicer and the Trustee that:

(a)   the  Mortgage  Loan  is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an  assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize  or  avoid  mortgage  recording  taxes  or otherwise  comply with, or facilitate a  refinancing  under,  the laws of such jurisdiction;

(b)   the  substance  of  the   assignment  is,  and  is  intended  to  be,  a
refinancing  of such Mortgage Loan and the form of the  transaction  is solely to comply with, or facilitate the transaction under, such local laws;

(c)   the Mortgage Loan following the proposed  assignment will be modified to have a rate of  interest  at least  0.25  percent  below or above  the rate of interest on such  Mortgage Loan prior to such  proposed  assignment;  and such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,
                                    (Lender)

                                    By:_______________________________________
                                    Name:
                                    Title:

                                  EXHIBIT N

                         FORM OF REQUEST FOR EXCHANGE

[Date]

U.S. Bank National Association
U.S. Bank Corporate Trust Services
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107-2292

            Re:   Residential Funding Mortgage Securities I, Inc.
                  Mortgage Pass-Through Certificates, Series [________]

      Residential  Funding  Company,  LLC, as the Holder of a ____% Percentage
Interest of the  [Class/Subclass]  of Class A-V Certificates,  hereby requests the Trustee to exchange the  above-referenced  Certificates for the Subclasses referred to below:

      1.    Class   A-V   Certificates,   corresponding   to   the   following
            Uncertificated    REMIC   Regular    Interests:    [List   numbers
            corresponding  to the related  loans and Pool Strip Rates from the
            Mortgage Loan  Schedule].  The Initial  Subclass  Notional  Amount
            and the initial  Pass-Through  Rate on the Class A-V  Certificates will be $___________ and _____%, respectively.

      [2.   Repeat as appropriate.]

      The  Subclasses  requested  above will represent in the aggregate all of the  Uncertificated  REMIC  Regular  Interests  represented  by the  Class A-V
Certificates surrendered for exchange.

      The  capitalized  terms  used  but not  defined  herein  shall  have the meanings  set  forth  in the  Pooling  and  Servicing  Agreement,  dated as of
_______,  among Residential Funding Mortgage  Securities I, Inc.,  Residential
Funding Company, LLC and U.S. Bank National Association, as trustee.

                                    RESIDENTIAL FUNDING
                                    CORPORATION

                                    By:_______________________________________
                                    Name:
                                    Title:

                                  EXHIBIT O

                       FORM OF FORM 10-K CERTIFICATION

      I, [identify the certifying individual], certify that:

43.   I have  reviewed  this  report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period  covered by this report on Form
 10-K of the trust (the  Exchange  Act periodic  reports) created  pursuant to the Pooling and Servicing Agreement dated __________ (the  "Agreement") among
 Residential  Funding  Mortgage   Securities  I,  Inc.,   Residential  Funding
 Company, LLC (the "Master Servicer") and [Name of Trustee] (the "Trustee");

44.   Based on my knowledge,  Exchange Act periodic reports, taken as a whole, do not contain  any untrue  statement  of a material  fact or omit to state a material  fact  necessary  to make  the  statements  made,  in  light  of the circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by this report;

45.   Based on my  knowledge,  all of the  distribution,  servicing  and other information  required to be provided  under Form 10-D for the period  covered by this report is included in the Exchange Act periodic reports;

46.   I am responsible  for reviewing the  activities  performed by the Master
 Servicer and based on my knowledge  and the  compliance  review  conducted in preparing  the servicer  compliance  statement  required in this report under
 Item 1123 of  Regulation  AB and  except as  disclosed  in the  Exchange  Act periodic  reports,  the Master Servicer has fulfilled its  obligations  under the Agreement; and

47.   All of the reports on assessment of compliance  with servicing  criteria
 for  asset-backed   securities  and  their  related  attestation  reports  on
 assessment of compliance with servicing criteria for asset-backed  securities required  to be  included  in this  report  in  accordance  with Item 1122 of
 Regulation  AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report,  except as otherwise disclosed in this report. Any material  instances  of  noncompliance  described  in such  reports have been disclosed in this report on Form 10-K.

      In giving the  certifications  above,  I have  reasonably  relied on the information  provided  to me  by  the  following  unaffiliated  parties:  [the
Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

      * - to be  signed by the  senior  officer  in  charge  of the  servicing functions of the Master Servicer

                                  EXHIBIT P

            FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

      The   undersigned,   a   Responsible   Officer  of  U.S.  Bank  National
Association (the "Trustee") certifies that:

48.   The Trustee has performed all of the duties specifically  required to be performed  by it pursuant  to the  provisions  of the  Pooling and  Servicing
 Agreement  dated  ____________  (the  "Agreement") by  and among  Residential
 Funding  Mortgage  Securities I, Inc. (the  "Company"),  Residential  Funding
 Company,  LLC (the  "Master  Servicer") and  Trustee in  accordance  with the standards set forth therein.

49.   Based on my knowledge,  the list of  Certificateholders  as shown on the
 Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(f)(I) of  the Agreement is accurate as of the last day of the 20___ calendar year.

      Capitalized  terms used and not defined  herein  shall have the meanings given such terms in the Agreement.

      IN  WITNESS  THEREOF,  I  have  duly  executed  this  certificate  as of
____________, 20___.

                                    Name:_____________________________________

                                    Title:____________________________________

                                  EXHIBIT Q

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES
                RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                  EXHIBIT R

                              SERVICING CRITERIA

      The  assessment  of  compliance  to be  delivered  by the Trustee  shall address, at a minimum, the criteria identified below as "Applicable  Servicing
Criteria"

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                                                                APPLICABLE
                                                                 SERVICING
                     SERVICING CRITERIA                          CRITERIA
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  REFERENCE                      CRITERIA
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                     GENERAL SERVICING CONSIDERATIONS
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1122(d)(1)(i) Policies and procedures are instituted to
              monitor any performance or other triggers and
              events of default in accordance with the
              transaction agreements.
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1122(d)(1)(ii)If any material servicing activities are
              outsourced to third parties, policies and
              procedures are instituted to monitor the third
              party's performance and compliance with such
              servicing activities.
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1122(d)(1)(iiiAny requirements in the transaction agreements to maintain a back-up servicer for the pool
              assets are maintained.
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1122(d)(1)(iv)A fidelity bond and errors and omissions
              policy is in effect on the party participating
              in the servicing function throughout the
              reporting period in the amount of coverage
              required by and otherwise in accordance with
              the terms of the transaction agreements.
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                    CASH COLLECTION AND ADMINISTRATION
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1122(d)(2)(i) Payments on pool assets are deposited into the     |X|(as to
              appropriate custodial bank accounts and            accounts held
              related bank clearing accounts no more than        by Trustee)
              two business days following receipt, or such
              other number of days specified in the
              transaction agreements.
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1122(d)(2)(ii)Disbursements made via wire transfer on behalf     |X|(as to
              of an obligor or to an investor are made only      investors only)
              by authorized personnel.
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1122(d)(2)(iiiAdvances of funds or guarantees regarding
              collections, cash flows or distributions, and
              any interest or other fees charged for such
              advances, are made, reviewed and approved as
              specified in the transaction agreements.
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              The related accounts for the transaction, such
              as cash reserve accounts or accounts
              established as a form of                           |X|(as to
              overcollateralization, are separately              accounts held
              maintained (e.g., with respect to commingling      by Trustee)
              of cash) as set forth in the transaction
1122(d)(2)(iv)agreements.
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1122(d)(2)(v) Each custodial account is maintained at a
              federally insured depository institution as
              set forth in the transaction agreements. For
              purposes of this criterion, "federally insured
              depository institution" with respect to a
              foreign financial institution means a foreign
              financial institution that meets the
              requirements of Rule 13k-1(b)(1) of the
              Securities Exchange Act.
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1122(d)(2)(vi)Unissued checks are safeguarded so as to
              prevent unauthorized access.
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1122(d)(2)(viiReconciliations are prepared on a monthly
              basis for all asset-backed securities related
              bank accounts, including custodial accounts
              and related bank clearing accounts. These
              reconciliations are (A) mathematically
              accurate; (B) prepared within 30 calendar days
              after the bank statement cutoff date, or such
              other number of days specified in the
              transaction agreements; (C) reviewed and
              approved by someone other than the person who
              prepared the reconciliation; and (D) contain
              explanations for reconciling items. These
              reconciling items are resolved within 90
              calendar days of their original
              identification, or such other number of days
              specified in the transaction agreements.
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                    INVESTOR REMITTANCES AND REPORTING
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1122(d)(3)(i) Reports to investors, including those to be
              filed with the Commission, are maintained in
              accordance with the transaction agreements and
              applicable Commission requirements.
              Specifically, such reports (A) are prepared in
              accordance with timeframes and other terms set
              forth in the transaction agreements;
              (B) provide information calculated in
              accordance with the terms specified in the
              transaction agreements; (C) are filed with the
              Commission as required by its rules and
              regulations; and (D) agree with investors' or
              the trustee's records as to the total unpaid
              principal balance and number of pool assets
              serviced by the servicer.
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1122(d)(3)(ii)Amounts due to investors are allocated and            |X|
              remitted in accordance with timeframes,
              distribution priority and other terms set
              forth in the transaction agreements.
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              Disbursements made to an investor are posted
              within two business days to the servicer's
              investor records, or such other number of days        |X|
1122(d)(3)(iiispecified in the transaction agreements.
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              Amounts remitted to investors per the investor
              reports agree with cancelled checks, or other         |X|
1122(d)(3)(iv)form of payment, or custodial bank statements.
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                         POOL ASSET ADMINISTRATION
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1122(d)(4)(i) Collateral or security pool asset is
              maintained as required by the transaction
              agreements or related asset pool documents.
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              Pool assets and related documents are
              safeguarded as required by the transaction
1122(d)(4)(ii)agreements
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1122(d)(4)(iiiAny additions, removals or substitutions to
              the asset pool are made, reviewed and approved
              in accordance with any conditions or
              requirements in the transaction agreements.
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1122(d)(4)(iv)Payments on pool assets, including any
              payoffs, made in accordance with the related
              pool asset documents are posted to the
              servicer's obligor records maintained no more
              than two business days after receipt, or such
              other number of days specified in the
              transaction agreements, and allocated to
              principal, interest or other items (e.g.,
              escrow) in accordance with the related pool
              asset documents.
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1122(d)(4)(v) The servicer's records regarding the pool
              assets agree with the servicer's records with
              respect to an obligor's unpaid principal
              balance.
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1122(d)(4)(vi)Changes with respect to the terms or status of an obligor's pool asset (e.g., loan
              modifications or re-agings) are made, reviewed
              and approved by authorized personnel in
              accordance with the transaction agreements and
              related pool asset documents.
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1122(d)(4)(viiLoss mitigation or recovery actions (e.g.,
              forbearance plans, modifications and deeds in
              lieu of foreclosure, foreclosures and
              repossessions, as applicable) are initiated,
              conducted and concluded in accordance with the
              timeframes or other requirements established
              by the transaction agreements.
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1122(d)(4)(viiRecords documenting collection efforts are
              maintained during the period a pool asset is
              delinquent in accordance with the transaction
              agreements. Such records are maintained on at
              least a monthly basis, or such other period
              specified in the transaction agreements, and
              describe the entity's activities in monitoring
              delinquent pool assets including, for example,
              phone calls, letters and payment rescheduling
              plans in cases where delinquency is deemed
              temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)Adjustments to interest rates or rates of
              return for pool assets with variable rates are
              computed based on the related pool asset
              documents.
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1122(d)(4)(x) Regarding any funds held in trust for an
              obligor (such as escrow accounts): (A) such
              funds are analyzed, in accordance with the
              obligor's pool asset documents, on at least an
              annual basis, or such other period specified
              in the transaction agreements; (B) interest on
              such funds is paid, or credited, to obligors
              in accordance with applicable pool asset
              documents and state laws; and (C) such funds
              are returned to the obligor within 30 calendar
              days of full repayment of the related pool
              asset, or such other number of days specified
              in the transaction agreements.
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1122(d)(4)(xi)Payments made on behalf of an obligor (such as tax or insurance payments) are made on or
              before the related penalty or expiration
              dates, as indicated on the appropriate bills
              or notices for such payments, provided that
              such support has been received by the servicer
              at least 30 calendar days prior to these
              dates, or such other number of days specified
              in the transaction agreements.
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1122(d)(4)(xiiAny late payment penalties in connection with any payment to be made on behalf of an obligor
              are paid from the servicer's funds and not
              charged to the obligor, unless the late
              payment was due to the obligor's error or
              omission.
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              Disbursements made on behalf of an obligor are
              posted within two business days to the
              obligor's records maintained by the servicer,
              or such other number of days specified in the
1122(d)(4)(xiitransaction agreements.
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1122(d)(4)(xiv)Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in
              accordance with the transaction agreements.
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              Any external enhancement or other support,
              identified in Item 1114(a)(1) through (3) or
              Item 1115 of Regulation AB, is maintained as          |X|
1122(d)(4)(xv)set forth in the transaction agreements.
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